Exhibit 10.16

ACQUISITION AGREEMENT

by and among
Oxford Mining Company, LLC
(as the Buyer),
Phoenix Coal Inc.
(as a Seller),
Phoenix Coal Corporation
(as a Seller),
and
Phoenix Newco, LLC
(as the Acquired Company)
Signed: August 14, 2009
Closed: September 30, 2009

ACQUISITION AGREEMENT
by and among
Oxford Mining Company, LLC
(as the Buyer),
Phoenix Coal Inc.
(as a Seller),
Phoenix Coal Corporation
(as a Seller),
and
Phoenix Newco, LLC
(as the Acquired Company)
Dated: August 14, 2009

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ACQUISITION AGREEMENT
     This Acquisition Agreement (this “Agreement”) is entered into as of August 14, 2009 by and among Oxford Mining Company, LLC, an Ohio (U.S.A.) limited liability company (the “Buyer”), Phoenix Coal Inc., an Ontario (Canada) corporation (“PCI”), Phoenix Coal Corporation, a Delaware (U.S.A.) corporation (“PCC”, and collectively with PCI the “Sellers”), and Phoenix Newco, LLC, a Kentucky (U.S.A.) limited liability company (the “Acquired Company”).
Recital
     The Buyer desires to acquire, and the Sellers desire to sell, in the acquisition transaction described in Section 2, all of the membership interests in the Acquired Company, for the consideration and on the other terms and conditions set forth in this Agreement.
Agreement
     The parties, intending to be legally bound, agree as follows:
1. DEFINITIONS
     For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:
     “AAA” has the meaning set forth in Section 13.13.
     “Acceptable RFR Lease” has the meaning set forth in Section 6.11.
     “Accounting Referee” has the meaning set forth in Section 2.5(d)(ii)(A).
     “Accrued Coal Leases Liabilities” means all liabilities of the Phoenix Entities under AT Coal Leases accruing prior to and on the Closing Date, including without limitation liabilities for royalties for coal mined by the Phoenix Entities through the Closing Date, all determined in accordance with GAAP (U.S.).
     “Acquired Company” has the meaning set forth in the first paragraph of this Agreement.
     “Acquired Company AT Assets/AT Liabilities” has the meaning set forth in Section 2.1(d)(iii).
     “Acquired Company Membership Interests” means all of the membership interests in the Acquired Company.
     “Acquired Phoenix Entities” means together the Acquired Company and all of its Subsidiaries as of the Closing.
     “Acquisition Proposal” means any unsolicited proposal or offer with respect to any of the following (other than the transactions contemplated in this Agreement): (a) any merger, consolidation, stock purchase, membership interest purchase, share exchange, business combination, extraordinary transaction or other similar transaction involving the Phoenix Entities;

(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the Phoenix Entities’ consolidated assets outside of the Ordinary Course of Business in a single transaction or series of related transactions; (c) any tender offer or exchange offer for 25% or more of the outstanding shares of PCI or the filing of a registration statement under the applicable Canadian law in connection therewith; or (d) any agreement to engage in any of the foregoing.
     “Acquisition Transaction” means the transaction described in Section 2.2 and includes without limitation the Pre-Closing Reorganization described in Section 2.1.
     “Actual Working Capital” has the meaning set forth in Section 2.5(c).
     “Actual Working Capital Statement” has the meaning set forth in Section 2.5(c).
     “Adjustment Objection” has the meaning set forth in Section 2.5(d).
     “Affiliates” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.
     “Agreement” has the meaning set forth in the first paragraph of this Agreement.
     “Ancillary Documents” means, collectively, the Transaction Documents and any other certificates, instruments, agreements or other documents contemplated by this Agreement. This definition shall also include any other ancillary documents reasonably requested by the Buyer and acceptable to the Sellers or reasonably requested by the Sellers and acceptable to the Buyer.
     “APE Employees” has the meaning set forth in Section 4.17(a).
     “APE Financial Statements” means the consolidated balance sheet as of the relevant date, and the related statement of direct revenues and expenses for the relevant period ending as of the relevant date, of the Acquired Phoenix Entities (and as if the Pre-Closing Reorganization had been effected prior to the commencement of the relevant period), prepared in accordance with GAAP (Canada) and with a reconciliation to GAAP (U.S.).
     “AT Assets” has the meaning set forth in Section 2.1(b).
     “AT Coal Leases” has the meaning set forth in Section 2.1(b)(ii).
     “AT Coal Purchase Agreements” has the meaning set forth in Section 2.1(b)(vi).
     “AT Coal Reserves” has the meaning set forth in Section 2.1(b)(iii).
     “AT Coal Sales Agreements” has the meaning set forth in Section 2.1(b)(v).
     “AT Contracts” has the meaning set forth in Section 2.1(c)(ii).
     “AT Current Assets” has the meaning set forth in Section 2.1(b)(xi).
     “AT Current Liabilities” has the meaning set forth in Section 2.1(c)(v).

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     “AT Fixed Assets” has the meaning set forth in Section 2.1(b)(i).
     “AT Fixed Assets Debt” has the meaning set forth in Section 2.1(c)(i).
     “AT Governmental Authorizations” has the meaning set forth in Section 2.1(b)(viii).
     “AT Inventory” has the meaning set forth in Section 2.1(b)(ix).
     “AT Leased Coal Reserves” has the meaning set forth in Section 2.1(b)(ii).
     “AT Liabilities” has the meaning set forth in Section 2.1(c).
     “AT Optional Health Plan Obligations” has the meaning set forth in Section 2.1(c)(iv).
     “AT Other Contracts” has the meaning set forth in Section 2.1(b)(vii).
     “AT Other Leases” has the meaning set forth in Section 2.1(b)(iv).
     “AT Reclamation Obligations” has the meaning set forth in Section 2.1(c)(iii).
     “AT Technology Assets” has the meaning set forth in Section 2.1(b)(x).
     “Audited Financial Statements” has the meaning set forth in Section 4.5.
     “Basket Amount” has the meaning set forth in Section 12.5.
     “Benchmark Working Capital” means zero dollars ($0.00).
     “Breach” means a violation or infraction of, or failure to comply with, a representation, warranty, agreement, obligation or other provision of this Agreement or any instrument delivered pursuant to this Agreement, and shall be deemed to have occurred if there is or has been any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, agreement, obligation or other provision.
     “Buyer” has the meaning set forth in the first paragraph of this Agreement.
     “Buyer Ancillary Documents” means the Ancillary Documents to which the Buyer is a party.
     “Buyer Indemnified Persons” has the meaning set forth in Section 12.2.
     “Buyer PRE Notice” has the meaning set forth in Section 2.1(d)(i).
     “Buyer’s Advisors” has the meaning set forth in Section 6.2.
     “Cap Amount” has the meaning set forth in Section 12.5.
     “CERCLA” means the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., as amended.

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     “Claims” means any written or oral claims, causes of action, demands, lawsuits, suits, proceedings, governmental investigations or audits and administrative orders.
     “Closing” has the meaning set forth in Section 3.1.
     “Closing Date” means the date as of which the Closing actually takes place.
     “Coal Act” means the Coal Industry Retiree Health Benefit Act of 1992, as it may be amended from time to time (codified at Subtitle J of the IRC).
     “Company Other Benefit Obligations” means Other Benefit Obligations owed, adopted or followed by the Phoenix Group Entities or an ERISA Affiliate of the Phoenix Group Entities or with respect to which the Phoenix Group Entities or an ERISA Affiliate of the Phoenix Group Entities participates, sponsors or is a party.
     “Company Plans” means all Plans with respect to which the Phoenix Group Entities or an ERISA Affiliate of the Phoenix Group Entities is or was a Plan Sponsor, or to which the Phoenix Group Entities or an ERISA Affiliate of the Phoenix Group Entities otherwise contributes or has contributed, or is or has been required to contribute, or in which the Phoenix Group Entities or an ERISA Affiliate of the Phoenix Group Entities otherwise participates or has participated.
     “Company Surety Bonds” has the meaning set forth in Section 4.20(e).
     “Company VEBA” means a VEBA whose members include employees of the Phoenix Entities or an ERISA Affiliate of the Seller.
     “Competing Business” has the meaning set forth in Section 6.7(a).
     “Confidentiality Agreement” has the meaning set forth in Section 6.2.
     “Consent” means any approval, consent, ratification, waiver or other authorization (including any Governmental Authorization).
     “Contract” means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.
     “Cormark” means Cormark Securities Inc.
     “Damages” means all debts, liabilities, obligations, losses, including diminution of value, damages, loss of profits, costs and expenses, whether actual, consequential or punitive, interest (including without limitation prejudgment interest), penalties, fines, reasonable legal fees, disbursements and costs of investigations, deficiencies, levies, duties and imposts.
     “Disputes” means controversies (oral or in writing) which are material to the subject matter, asset or right to which the term “Disputes” relates.
     “Employee Matters” has the meaning set forth in Section 6.8.

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     “Encumbrance” means any charge, Claim, marital or community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or other restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.
     “Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.
     “Environmental, Health and Safety Liabilities” means any cost, Damages, expense, liability, obligation or other responsibility arising from or under an Environmental Law or an Occupational Safety and Health Law and consisting of or relating to, without limitation:
          (a) any environmental, health or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);
          (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, Damages, losses, Claims, demands and response, investigative, remedial, removal, response, reclamation or inspection costs and expenses arising under any Environmental Law or Occupational Safety and Health Law;
          (c) financial responsibility under any Environmental Law or Occupational Safety and Health Law for cleanup costs, corrective action or reclamation, including any investigation, cleanup, removal, containment or other remediation, response or reclamation actions (“cleanup”) required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource Damages; or
          (d) any other compliance, corrective, investigative or remedial, removal, response or reclamation measures required under any Environmental Law or Occupational Safety and Health Law.
The terms “removal,” “remedial” and “response action” include the types of activities covered by CERCLA. The term “reclamation” includes the types of activities covered by SMCRA.
     “Environmental Law” means all applicable Legal Requirements in effect as of the date of this Agreement (as amended) relating to the protection of the Environment, to human health and safety, to Hazardous Materials or to any Hazardous Activity, including without limitation all requirements pertaining to reporting, licensing, permitting, investigation or remediation of Releases of Hazardous Materials into the air, surface water, groundwater or land.
     “ERISA” means the Employee Retirement Income Security Act of 1974 as amended or any successor law, and the regulations and rules issued pursuant to that Act as amended or any successor law.

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     “ERISA Affiliate” means, with respect to any of the Phoenix Entities, any other Person that, together with any of such Phoenix Entities, would be treated as a single employer under IRC Section 414 or ERISA Section 4001.
     “Escrow Agent” means the Person designated by the Buyer and approved by the Sellers (which approval shall not be unreasonably delayed or withheld), which Person shall serve as the escrow agent under the Escrow Agreement.
     “Escrow Agreement” means the Escrow Agreement among the Buyer, the Sellers and the Escrow Agent in a mutually agreed form pursuant to which the Sellers are escrowing as of the Closing Date, subject to the Scheduled Escrow Releases, the Escrow Deposit Amount to be available for indemnification (if any) of the Buyer Indemnified Persons under Section 12.2.
     “Escrow Deposit Amount” means the sum of Two Million Three Hundred Thousand Dollars ($2,300,000.00) deposited by the Sellers at the Closing in escrow under the Escrow Agreement.
     “Estimated Closing Balance Sheet” has the meaning set forth in Section 2.5(b).
     “Estimated Working Capital” has the meaning set forth in Section 2.5(b).
     “Estimated Working Capital Adjustment” has the meaning set forth in Section 2.5(b)(ii).
     “Excluded Governmental Authorizations” has the meaning set forth in Section 2.1(c)(iii).
     “Excluded Reclamation Obligations” has the meaning set forth in Section 2.1(c)(iii).
     “Excluded Reclamation Obligations Value” means the sum of Five Million Seven Hundred Thousand Dollars ($5,700,000.00).
     “Excluded Subsidiaries” means PACT and Gryphon.
     “Excluded Subsidiaries Surface Mining” means the mining by the Excluded Subsidiaries by surface mining methods of that certain coal in the Illinois Coal Basin to which the Excluded Subsidiaries presently hold rights pursuant to outstanding leases which principally relate to the underground mining of coal.
     “Facilities” means any real property, leaseholds or other interests currently or formerly owned or operated by the Phoenix Entities including any buildings, plants or structures currently or formerly owned or operated by the Phoenix Entities.
     “Final Working Capital Adjustment” has the meaning set forth in Section 2.5(c)(ii).
     “Financial Statements” has the meaning set forth in Section 4.5.
     “GAAP (Canada)” means generally accepted accounting principles in Canada, applied on a consistent basis.

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     “GAAP (U.S.)” means generally accepted accounting principles in the United States of America, applied on a consistent basis.
     “Governmental Authorization” means any approval, consent, license, permit, waiver or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement, including without limitation Mining Authorizations.
     “Governmental Body” means any (a) nation, state, county, city, town, village, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal), (d) multi-national organization or body or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.
     “Group Health Plan” has the meaning set forth in IRC Section 4980B(g)(2).
     “Gryphon” means Gryphon Mining Co., LLC, a Delaware limited liability company.
     “Hazardous Activity” means the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about or from the Facilities or any part thereof into the Environment, and any other act, business, operation or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of the Facilities, the AT Assets or the Surface Mining Business.
     “Hazardous Materials” means any waste or other substance that is listed, defined, designated or classified as, or otherwise determined to be, hazardous, radioactive or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.
     “Hilco Report” means a Forced Liquidation Value, Orderly Liquidation Value, and Fair Market Value appraisal of the AT Fixed Assets by Hilco Appraisal Services, LLC.
     “Illinois Coal Basin” means the Illinois Basin coal field.
     “Interim Financial Statements” has the meaning set forth in Section 4.5.
     “IRC” means the Internal Revenue Code of 1986 or any successor law, and regulations issued pursuant to the Internal Revenue Code or any successor law.
     “IRS” means the Internal Revenue Service.
     “JT Boyd Report” means a report issued by John T. Boyd Company with respect to the AT Coal Reserves establishing the amount of the recoverable reserves included in the AT Coal Reserves.

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     “June 30 Balance Sheet” has the meaning set forth in Section 2.5(a).
     “June 30 Working Capital” has the meaning set forth in Section 2.5(a).
     “Key Phoenix Entities Persons” means all of the following Persons who are Related Persons with respect to the Phoenix Entities: David A. Wiley and Dustin K. Angelo.
     “Knowledge” means, with respect to an individual, that such individual is actually aware of such fact or other matter, and in the case of a Person other than an individual, that Person will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving as a director, manager, shareholder (except for shareholders of PCI), member, executive officer, executor or trustee of such Person has Knowledge of such fact or other matter.
     “Leased Fixtures and Improvements” has the meaning set forth in Section 4.7(d)(vi).
     “Leased Real Property” has the meaning set forth in Section 4.7(d).
     “Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute or treaty.
     “made available,” when used in connection with the provision of documents or other information by the Sellers to the Buyer, means provision by posting not less than five (5) days prior to the date hereof such documents or other information on the datasite of the Sellers to which the Buyer and its Representatives have been given access or by delivering the same to the Buyer or its Representatives.
     “manager” means a manager of a limited liability company.
     “Material Adverse Effect” means a material adverse effect on the AT Assets, the results of operations or financial condition of the Surface Mining Business or the ability of the Sellers to consummate the Acquisition Transaction; provided, however, that in determining whether a Material Adverse Effect has occurred there shall be excluded any effect the primary cause of which is (a) any change in laws, rules or regulations of general applicability or interpretations thereof by courts or Governmental Bodies, (b) acts of terrorism or war, or general changes in the global or United States economies or in the global or United States financial markets, (c) the result of the negotiation, announcement or pendency of the Acquisition Transaction and (d) any action or omission of the Sellers required by or permitted under this Agreement or taken with the prior written consent of the Buyer.
     “member” means a member of a limited liability company.
     “Membership Interests Assignment” means an Assignment of Membership Interests executed by the Sellers in a mutually agreed form pursuant to which the Sellers assign and transfer the Acquired Company Membership Interests to the Buyer.
     “Mining Activities” means those activities of the Phoenix Entities related to the mining, extraction, processing, sale and trading of coal and other minerals or natural resources that involve

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surface mining, underground mining, auger mining, processing, sale or transporting of coal and other minerals or natural resources and their by-products, including reclamation activities. For the purpose of this definition, “Mining Activities” shall include any activities regulated or required under SMCRA and Legal Requirements governing, controlling or applying to coal mining operations or the extraction of other minerals or natural resources.
     “Mining Applications” has the meaning set forth in Section 4.19(d).
     “Mining Authorizations” means the mining or exploration licenses, Governmental Authorizations and other authorities held by any of the Phoenix Entities with respect to the Surface Mining Business, including without limitation any authorization or permit relating to coal mining, exploration, preparation, loadout or reclamation operations.
     “MSHA” means the Mine Safety and Health Administration, U.S. Department of Labor, or any successor agency.
     “Multi-Employer Plan” has the meaning given it in ERISA Section 3(37)(A).
     “Negotiation Period” has the meaning set forth in Section 2.5(e)(i).
     “Newbridge Condition” has the meaning set forth in Section 9.10.
     “Newbridge Report” means a mine inspection report by Newbridge Services, Inc. setting forth a statement of the costs and expenses of conducting the reclamation activities constituting the AT Reclamation Obligations, together with the face amount of the surety, reclamation or similar bonds securing the AT Reclamation Obligations.
     “Occupational Safety and Health Law” means any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions, including the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as amended, the Mine Safety and Health Act (30 U.S.C. § 801 et seq.), as amended, and comparable state statutes and regulations.
     “Order” means any award, decision, injunction, judgment, order, ruling, subpoena or verdict entered, issued, made or rendered by any court, administrative agency or other Governmental Body or by any arbitrator.
     “Ordinary Course of Business” means any action taken by a Person if such action is consistent with the past custom and practice (including with respect to quantity and frequency) of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person, and if such action is similar in nature and magnitude to actions customarily taken in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.
     “Organizational Documents” means any of the following, as applicable: (a) the articles or certificate of incorporation and the bylaws or regulations of a corporation, (b) the charter and

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operating agreement or limited liability company agreement of any limited liability company, (c) any charter or similar document adopted or filed in connection with the creation, formation or organization of any other Person and (d) any amendment to any of the foregoing.
     “OSMRE” means the Office of Surface Mining, Reclamation and Enforcement, U.S. Department of the Interior, or any successor agency.
     “Other AT Assets” has the meaning set forth in Section 2.1(d)(iv).
     “Other AT Liabilities” has the meaning set forth in Section 2.1(d)(v).
     “Other Benefit Obligations” means all obligations, arrangements or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees or agents, other than obligations, arrangements and practices that are Plans. Other Benefit Obligations include without limitation consulting agreements under which the compensation paid does not depend upon the amount of service rendered, sabbatical policies, severance payment policies, stock option or other equity plans, bonus arrangements and fringe benefits within the meaning of IRC Section 132.
     “Out Leases” has the meaning set forth in Section 4.7(f).
     “Outside Indemnification Notification Date” has the meaning set forth in Section 12.4(a).
     “Owned Fixtures and Improvements” has the meaning set forth in Section 4.7(e)(i).
     “Owned Real Property” has the meaning set forth in Section 4.7(e).
     “PAAP Ancillary Documents” means the Ancillary Documents to which one or more of the Phoenix AA Parties is a party.
     “PACT” means PACT Resources, LLC, a Kentucky limited liability company.
     “PCC” has the meaning set forth in the first paragraph of this Agreement.
     “PCC AT Assets/AT Liabilities” has the meaning set forth in Section 2.1(d)(ii).
     “PCI” has the meaning set forth in the first paragraph of this Agreement.
     “Pension Plan” has the meaning given it in ERISA Section 3(2)(A).
     “Permitted Encumbrances” means (a) liens on the AT Fixed Assets securing the AT Fixed Assets Debt, (b) liens securing current Taxes, assessments, fees or other governmental charges or levies not yet delinquent, (c) Encumbrances which do not individually or in the aggregate materially detract from the value, or materially impair the use, of properties in the Surface Mining Business, (d) inchoate mechanics and materialmen’s liens for construction in progress, (e) liens of warehousemen and carriers arising in the Ordinary Course of Business, (f) zoning, building codes and other land use laws regulating the use or occupancy of owned real property or the activities conducted thereon that are imposed by any Governmental Body having jurisdiction over such real

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property and (g) liens incurred or deposits made in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance, social security and other similar laws which are not material, individually or in the aggregate.
     “Permitting Condition” has the meaning set forth in Section 9.12.
     “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.
     “Phoenix AA Parties” means together the Sellers and the Acquired Company, who are all of the Phoenix Entities that are a party to this Agreement.
     “Phoenix Entities” means together the Sellers and all of their Subsidiaries other than the Excluded Subsidiaries.
     “Phoenix Group Entities” means together the Phoenix Entities and the Excluded Subsidiaries.
     “Phoenix Reorganization Entities” has the meaning set forth in Section 2.1(a).
     “Plan” has the meaning given it in ERISA Section 3(3).
     “Plan Sponsor” has the meaning given it in ERISA Section 3(16)(B).
     “Post-Closing Tax Period” has the meaning set forth in Section 8.3(e).
     “Pre-Closing Reorganization” has the meaning set forth in Section 2.1.
     “Pre-Closing Tax Period” has the meaning set forth in Section 8.3(b).
     “Proceeding” means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.
     “Qualified Plan” means any Plan that meets or purports to meet IRC Section 401(a).
     “Real Property” means both the Owned Real Property and the Leased Real Property.
     “Recoverable Tons Condition” has the meaning set forth in Section 9.9.
     “Related Person” means with respect to a specified Person other than an individual (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person, (b) any Person that holds a material interest in such specified Person (excluding shareholders of PCI solely in their capacity as shareholders of PCI), (c) each Person that serves as a director, manager, executive officer, executor or trustee of such specified Person, (d) any Person in which such specified Person holds a material interest, (e) any Person with respect to which such specified Person serves as a general partner or a

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trustee (or in a similar capacity) and (f) any Related Person of any individual described in clause (b) or (c). For purposes of this definition, “material interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 25% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 25% of the outstanding equity securities or equity interests in a Person.
     “Release” means any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping or other releasing into the Environment, whether intentional or unintentional, and without limiting the foregoing includes such term as defined in CERCLA.
     “Release Funds Pool” means at any relevant time (a) the sum of (i) the funds remaining in the escrow pursuant to the Escrow Agreement at that time and (ii) the amount of the RFR Fee at that time (taking into account any applicable reduction in the RFR Fee pursuant to Section 6.11 that has occurred by that time) that has not yet been deposited by the Buyer with the Escrow Agent as provided in Section 6.11, less (b) an amount equal to the sum of all then pending, unresolved Claims made against such escrow.
     “Remaining Phoenix Entities” means together all of the Phoenix Group Entities other than the Acquired Phoenix Entities.
     “Representative” means, with respect to a particular Person, any director, officer, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.
     “Restrictive Covenants Agreements” has the meaning set forth in Section 6.7(e).
     “Restricted Parties” has the meaning set forth in Section 6.7(a).
     “Restricted Period” has the meaning set forth in Section 6.7(a).
     “RFR Conditions” has the meaning set forth in Section 6.11.
     “RFR Fee” means the sum of One Million Dollars ($1,000,000.00), as reduced pursuant to Section 6.11 if applicable.
     “RFR Mineral Leasehold Condition” has the meaning set forth in Section 6.11.
     “RFR Surface Leasehold Condition” has the meaning set forth in Section 6.11.
     “Rose France Mineral Leasehold” has the meaning set forth in Section 6.11.
     “Rose France Reserves” means the coal reserves described on Schedule 1A.
     “Rose France Surface Leasehold” has the meaning set forth in Section 6.11.
     “Scheduled Closing Time” means the time for the Closing provided for in Section 3.1, as extended pursuant to Section 11.1(d) if applicable.

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     “Scheduled Escrow Releases” means the releases of funds from the escrow under the Escrow Agreement to be made with payments to the Sellers as follows: (a) on such date as is six (6) months after the Closing Date, the Escrow Agent shall release and pay to the Sellers one-third of the Release Funds Pool at that time, (b) on such date as is twelve (12) months after the Closing Date, the Escrow Agent shall release and pay to the Sellers one-half of the Release Funds Pool at that time, and (c) on such date as is eighteen (18) months after the Closing Date, the Escrow Agent shall release and pay to the Sellers the remainder of the Release Funds Pool.
     “Sellers” has the meaning set forth in the first paragraph of this Agreement.
     “Sellers Indemnified Persons” has the meaning set forth in Section 12.3.
     “SMCRA” means the Surface Mining Control and Reclamation Act of 1977 (30 U.S.C. § 1201 et seq.), as amended.
     “Special Acquisition Conditions” has the meaning set forth in Section 9.11.
     “Subsidiary” means, with respect to any Person (the “owner”), each other Person that is a corporation, joint venture, trust, partnership, limited liability company or other entity (a) of which the securities or other interests having the power to elect a majority of that other Person’s board of directors or similar governing body are held by the owner or one or more of the owner’s Subsidiaries (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), or (b) over which the owner has, directly or indirectly, the power to direct its business and policies.
     “Superior Proposal” means an unsolicited, bona fide offer made by a third Person to consummate an Acquisition Proposal that PCI’s Board of Directors determines in good faith is reasonably likely to result in a transaction that is more favorable to the shareholders of PCI than the transactions contemplated by this Agreement, taking into account all legal, financial, regulatory and other aspects of the Acquisition Proposal and the entity making the Acquisition Proposal.
     “Surface Mining Business” means the business of the surface mining of coal, which includes the following with respect to mining of coal by surface mining methods whether now known or hereafter developed, including without limitation strip mining, auger mining and highwall mining: the production, processing, exploration, storing, shipment, ownership, leasing, subleasing, loading, unloading, marketing and sale of surface mined coal and activities directly relating thereto, including without limitation developing or otherwise controlling real property used or useful in the surface coal mining business, including surface mining rights or the rights to severed coal reserves mineable by surface mining methods or applying for any Mining Authorizations or engaging a contract miner; however, it excludes the Excluded Subsidiaries Surface Mining.
     “Tax” means any tax (including any income tax, payroll tax including employee withholdings, gross receipts tax, commercial activities tax, capital gains tax, value-added tax, sales tax, severance tax or property tax), levy, assessment, tariff, duty (including any customs duty) or deficiency, and any related charge or amount (including any fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Governmental Body or payable

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pursuant to any tax-sharing agreement or any other Contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty or deficiency.
     “Tax Return” means any return (including any information return), report, statement, schedule, notice, form or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.
     “Termination Fee” means a fee in the amount of One Million Two Hundred Thousand Dollars ($1,200,000.00).
     “Threatened” means a Claim, Proceeding, dispute, action or other matter will be deemed to have been “Threatened” if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a Claim, Proceeding, dispute, action or other matter is likely to be asserted, commenced, taken or otherwise pursued in the future.
     “Transaction Consideration” has the meaning set forth in Section 2.3.
     “Transaction Documents” means the Membership Interests Assignment, the Escrow Agreement, the Restrictive Covenants Agreements and the Transition Services Agreement.
     “Transfer Sections” has the meaning set forth in Section 2.1(d)(vi)(A).
     “Transition Services Agreement” means an agreement in a mutually agreed form between the Sellers and the Buyer pursuant to which the Sellers provide to the Buyer for a mutually agreed fee the agreed upon transition accounting, financial and other administrative services from the date of the Closing through and including December 31, 2009.
     “VEBA” means a voluntary employees’ beneficiary association under IRC Section 501(c)(9).
     “WARN Act” has the meaning set forth in Section 7.4(a).
     “Workers’ Compensation Laws” means all Legal Requirements that provide for awards to employees and their dependents for employment-related accidents and occupational diseases, including without limitation the Federal Black Lung Benefits Act, as amended, 29 U.S.C. Section 801 et seq.
     “Working Capital” means an amount equal to the AT Current Assets minus the AT Current Liabilities.

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2. PRE-CLOSING REORGANIZATION; ACQUISITION TRANSACTION; TRANSACTION CONSIDERATION
          2.1 Pre-Closing Reorganization
     Prior to the Closing, the Phoenix AA Parties, in order to position the Acquired Company and the other Acquired Phoenix Entities properly for completing the Acquisition Transaction, shall effect a reorganization of the Sellers and their direct and indirect Subsidiaries (the “Pre-Closing Reorganization”), as follows:
          (a) The Phoenix Entities that will be involved in the Pre-Closing Reorganization are PCC, the Acquired Company and all of the other Phoenix Entities listed on Schedule 2.1(a) (the "Phoenix Reorganization Entities”), all of which Phoenix Reorganization Entities other than PCC (which is currently a wholly owned Subsidiary of PCI) are currently Subsidiaries wholly owned directly or indirectly by PCC.
          (b) The present assets of the Phoenix Reorganization Entities which are to be included in the Acquisition Transaction (the “AT Assets”) are as follows:
          (i) the fixed assets listed on Schedule 2.1(b)(i) which identifies both fixed assets and the Phoenix Reorganization Entity which is the owner thereof (the “AT Fixed Assets”);
          (ii) the coal reserves leases listed on Schedule 2.1(b)(ii) which identifies such leases and as well both the Phoenix Reorganization Entity a party thereto and the landlord/lessor with respect thereto (the “AT Coal Leases”), and including the coal reserves available thereunder with such changes therein occurring in the Ordinary Course of Business (the “AT Leased Coal Reserves”);
          (iii) the real property rights covered under deeds and other instruments listed on Schedule 2.1(b)(iii), and including the coal reserves available thereby with such changes therein occurring in the Ordinary Course of Business (collectively with the AT Leased Coal Reserves, the “AT Coal Reserves”);
          (iv) all leases other than the AT Coal Leases listed on Schedule 2.1(b)(iv) which identifies such leases and as well both the Phoenix Reorganization Entity a party thereto and the landlord/lessor with respect thereto (the “AT Other Leases”);
          (v) the coal sales agreements listed on Schedule 2.1(b)(v) which identifies such agreements and as well both the Phoenix Reorganization Entity a party thereto and the other party with respect thereto (the “AT Coal Sales Agreements”);
          (vi) the coal purchase agreements listed on Schedule 2.1(b)(vi) which identifies such agreements and as well both the Phoenix Reorganization Entity a party thereto and the other party with respect thereto (the “AT Coal Purchase Agreements”);
          (vii) the other Contracts, including without limitation fleeting agreements (if any), listed on Schedule 2.1(b)(vii) which identifies such other Contracts and as well both the Phoenix

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Reorganization Entity a party thereto and the other party with respect thereto (the “AT Other Contracts”);
          (viii) all Governmental Authorizations listed on Schedule 2.1(b)(viii) which identifies each such Governmental Authorization and the Phoenix Reorganization Entity holding each such Governmental Authorization, including without limitation any applications for any such Governmental Authorizations, and any such Governmental Authorizations issued after the date of this Agreement and prior to the Closing pertaining to the AT Coal Reserves (the “AT Governmental Authorizations”);
          (ix) the inventory of the Surface Mining Business, including without limitation coal, spare parts, fuel and supplies inventory (the “AT Inventory”);
          (x) the software, Contracts relating to software including software licenses, hardware, electronic scales and related equipment, and other such technology and equipment used in connection with the Surface Mining Business listed on Schedule 2.1(b)(x) (the “AT Technology Assets”);
          (xi) the accounts receivable, the advance royalties, the prepaid assets and the other current assets of the Surface Mining Business, all determined in accordance with GAAP (U.S.) (which items, together with the AT Inventory, collectively constitute the “AT Current Assets"); and
          (xii) the other assets (if any) listed on Schedule 2.1(b)(xii) which identifies such assets in the manner set forth therein, including without limitation any contractual rights of the Phoenix Reorganization Entities under previous acquisition agreements and other acquisition documents (to the extent they reside in a Phoenix Reorganization Entity which is an Acquired Phoenix Entity (or are assignable and are assigned to any Acquired Phoenix Entity) and relate to any of the AT Assets or the AT Liabilities).
          (c) The present liabilities of the Phoenix Reorganization Entities which are to be included in the Acquisition Transaction (the “AT Liabilities”) are as follows:
          (i) the AT Fixed Assets acquisition debt listed on Schedule 2.1(c)(i) which identifies specifics regarding the debt and the Phoenix Reorganization Entity which is the debtor with respect thereto (the “AT Fixed Assets Debt”);
          (ii) the obligations and other liabilities of the Phoenix Reorganization Entities arising after the Closing under the AT Coal Leases, the AT Other Leases, the AT Coal Sales Agreements, the AT Coal Purchase Agreements, the AT Other Contracts, the AT Governmental Authorizations, any Contracts included in the AT Technology Assets and the Contracts pertaining to the AT Fixed Assets Debt (the “AT Contracts”);
          (iii) the reclamation obligations (whether accruing prior to or after the Closing Date) relating to the AT Governmental Authorizations listed on Schedule 2.1(c)(iii)-1 which identifies the Phoenix Reorganization Entity having such reclamation obligations and information relating to the associated AT Governmental Authorizations including any permit

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numbers and the reclamation bond gross amount on the face of any such permit (the “AT Reclamation Obligations”), specifically excluding the reclamation obligations (whether accruing prior to or after the Closing Date) relating to the excluded Governmental Authorizations listed on Schedule 2.1(c)(iii)-2 (the “Excluded Governmental Authorizations") which identifies the Phoenix Entity having such reclamation obligations and information relating to the associated Excluded Governmental Authorizations including any permit numbers and the reclamation bond gross amount on the face of any such permit (the “Excluded Reclamation Obligations”);
          (iv) subject to the consent of any insurance carrier and/or other service provider who provides or arranges for current health insurance coverage, with respect to the APE Employees accruing after the Closing Date under the current health (medical, dental and/or vision) insurance plan(s)of the Phoenix Group Entities for a period of time ending on or before December 31, 2010 in the event the Buyer elects the option hereby granted to, at the expense of the Acquired Phoenix Entities (and/or the Buyer), continue coverage of the APE Employees under the current health (medical, dental and/or vision) insurance plan(s) of the Phoenix Group Entities for such a period (the “AT Optional Health Plan Obligations”);
          (v) all accounts payable and accrued expenses of the Surface Mining Business, including without limitation the Accrued Coal Leases Liabilities, all determined in accordance with GAAP (U.S.) (the “AT Current Liabilities"); and
          (vi) the other liabilities (if any) listed on Schedule 2.1(c)(vi) which identifies such liabilities in the manner set forth therein.
          (d) The actions to effect the Pre-Closing Reorganization shall be carried out by the Phoenix Reorganization Entities in the following manner:
          (i) the actions taken by the Phoenix Reorganization Entities shall be as provided below in this Section 2.1(d), and where the Buyer has the right to make a direction with respect to any such actions such direction (if any) to be effective shall be made by the Buyer in a written notice to the Sellers (the “Buyer PRE Notice”) given not less than seven (7) days prior to the Closing;
          (ii) except as otherwise provided in Section 2.1(d)(vi), those AT Assets and AT Liabilities held by PCC (the “PCC AT Assets/AT Liabilities”) shall be transferred by PCC to the Acquired Company;
          (iii) those AT Assets and AT Liabilities held by the Acquired Company (the “Acquired Company AT Assets/AT Liabilities”) shall be retained by the Acquired Company;
          (iv) except as otherwise provided in Section 2.1(d)(vi), all other AT Assets (other than the AT Assets included in the PCC AT Assets/AT Liabilities and the Acquired Company AT Assets/AT Liabilities) (the “Other AT Assets”) directed by the Buyer for transfer to the Acquired Company shall be transferred by the Phoenix Reorganization Entities to the Acquired Company;

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          (v) except as otherwise provided in Section 2.1(d)(vi), all other AT Liabilities (other than the AT Liabilities included in the PCC AT Assets/AT Liabilities and the Acquired Company AT Assets/AT Liabilities) (the “Other AT Liabilities”) directed by the Buyer for transfer to the Acquired Company shall be transferred by the Phoenix Reorganization Entities to and assumed by the Acquired Company;
          (vi) (A) notwithstanding Section 2.1(d)(ii), Section 2.1(d)(iv) and Section 2.1(d)(v) (the “Transfer Sections”), if and to the extent there are any Consents required with respect to the transfer of any AT Assets or AT Liabilities which are to be transferred to the Acquired Company as provided in the Transfer Sections, and the Sellers are unable with the use of commercially reasonable efforts to obtain such Consents prior to the Closing, the AT Assets or the AT Liabilities subject thereto shall not be so transferred and instead shall be retained by the Phoenix Reorganization Entity holding the same, and (B) notwithstanding anything to the contrary in Section 2.1 or elsewhere in this Agreement, with respect to any AT Assets or AT Liabilities that are associated in any part with the Excluded Reclamation Obligations (e.g., an AT Coal Lease where a portion of the leased property has AT Coal Reserves to be included in the Acquisition Transaction and another portion of the leased property relates to mined out property associated with the Excluded Reclamation Obligations), the Phoenix Reorganization Entities shall take such actions as are directed by the Buyer to exclude from the Acquisition Transaction those portions of the AT Assets and AT Liabilities associated with the Excluded Reclamation Obligations (and the same shall not be considered to be AT Assets and AT Liabilities) while including in the Acquisition Transaction the portion of the AT Assets and AT Liabilities which are not associated with the Excluded Reclamation Obligations and to the extent that cannot be done due to necessary Consents which cannot be obtained or otherwise then the portion of the AT Assets and AT Liabilities which are not associated with the Excluded Reclamation Obligations shall be retained by the Remaining Phoenix Entities and shall be treated as PCC AT Assets/AT Liabilities hereunder;
          (vii) for those PCC AT Assets/AT Liabilities (if any) that, by reason of the provisions of Section 2.1(d)(vi), are not held by any of the Acquired Phoenix Entities, the applicable Remaining Phoenix Entity and the applicable Acquired Phoenix Entity shall have an arrangement with respect thereto under which the Acquired Phoenix Entity has responsibility for the post-Closing obligations and obtains the post-Closing benefits of such PCC AT Assets/AT Liabilities;
          (viii) any Other AT Assets or Other AT Liabilities not timely directed by the Buyer for transfer to the Acquired Company shall not be so transferred and shall be retained by the Phoenix Reorganization Entity holding the same;
          (ix) for any Phoenix Reorganization Entities other than PCC and the Acquired Company which are retaining either or both Other AT Assets and/or Other AT Liabilities, the Phoenix Reorganization Entities holding the ownership interests (in the form of shares, membership interests or otherwise) in such retaining Phoenix Reorganization Entities shall transfer all of such ownership interests to such Phoenix Reorganization Entities other than PCC as directed by the Buyer, and in the absence of such a direction by the Buyer with respect to any such retaining Phoenix Reorganization Entity, shall make such transfer of such ownership interests to such Phoenix Reorganization Entities other than PCC as is directed by the Sellers, so

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that they shall all then become and as of the Closing be Subsidiaries wholly owned directly or indirectly by the Acquired Company;
          (x) for any Phoenix Reorganization Entities other than PCC and the Acquired Company which are not retaining any Other AT Assets or Other AT Liabilities, the Phoenix Reorganization Entities holding the ownership interests (in the form of shares, membership interests or otherwise) in such Phoenix Reorganization Entities shall transfer to PCC all of such ownership interests, so that they shall become wholly owned Subsidiaries of PCC and as of the Closing the Acquired Company shall not have any direct or indirect ownership interests therein;
          (xi) those Phoenix Reorganization Entities (other than PCC) which are corporations (if any) shall be converted to limited liability companies;
          (xii) those APE Employees being employed by the Acquired Phoenix Entities shall have been employed and shall as of the Closing be employed by such of the Acquired Phoenix Entities as are directed by the Buyer, and to the extent not so directed by the Buyer shall have been employed and shall as of the Closing be employed by such of the Acquired Phoenix Entities as are determined by the Sellers, it being understood and agreed in all events that neither the Buyer nor any of the Acquired Phoenix Entities is assuming or shall have after the Closing any obligations with respect to any Company Plans or any Company Other Benefit Obligations (other than the AT Optional Health Plan Obligations in the event the Buyer elects the option under Section 2.1 (c)(iv) to at the expense of the Acquired Phoenix Entities continue coverage of the APE Employees under the current health (medical, dental and/or vision) insurance plan(s) of the Phoenix Entities for a period of time ending on or before December 31, 2010); and
          (xiii) for any Phoenix Reorganization Entity which will be an Acquired Phoenix Entity, any assets of such Phoenix Reorganization Entity that are not AT Assets and any liabilities of such Phoenix Reorganization Entity that are not AT Liabilities shall be transferred to a Phoenix Entity which will not be an Acquired Phoenix Entity.
          2.2 Acquisition Transaction
     Subject to the terms and conditions of this Agreement, at the Closing and following the Pre-Closing Reorganization, the Sellers and the Buyer shall engage in the completion of an acquisition transaction pursuant to which the Sellers shall sell, assign, transfer and deliver to the Buyer, and the Buyer shall acquire from the Sellers, the Acquired Company Membership Interests, free and clear of all Encumbrances.
          2.3 Transaction Consideration
     The consideration to be provided by the Buyer with respect to the Acquisition Transaction (the "Transaction Consideration”) shall be as follows:
          (a) At the Closing, indirectly through the acquisition of the Acquired Company and hence as well the other Acquired Phoenix Entities, the Buyer will have taken on all of the AT

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Liabilities by reason of such AT Liabilities residing in and/or having been assumed by the Acquired Phoenix Entities.
          (b) By the Closing, in order to position the Remaining Phoenix Entities to obtain the release and return to them following the Closing of the cash collateral and Company Surety Bonds posted by the Phoenix Group Entities (or third Persons on behalf of the Phoenix Group Entities) to secure the AT Reclamation Obligations, the Buyer shall (i) with respect to any AT Governmental Authorizations for which a Consent is required by reason of a transfer thereof or a change in control of the Phoenix Entity holding the same, file an application for such Consent and post an adequate bond or other collateral which will enable the Remaining Phoenix Entities to obtain such release and return upon the granting of such Consent and (ii) with respect to any AT Governmental Authorizations not requiring such a Consent, post a substitute bond or other collateral with respect thereto which will enable the Remaining Phoenix Entities to obtain such release and return upon approval of such substituted bond or other collateral.
          (c) At the Closing, the Buyer shall pay to the Sellers an amount equal to the Excluded Reclamations Obligations Value, or at the option of the Sellers some portion of that amount shall be paid by the Buyer to the Escrow Agent as a credit against and to satisfy that portion of the obligation of the Sellers to deposit the Escrow Deposit Amount with the Escrow Agent.
          (d) After the Closing, the Buyer shall deposit with the Escrow Agent in the escrow under the Escrow Agreement (i) 50% of the RFR Fee if and within ten (10) days after the Sellers have satisfied the RFR Surface Leasehold Condition and (ii) the other 50% of the RFR Fee if and within ten (10) days after the Sellers have satisfied the RFR Mineral Leasehold Condition.
          2.4 Allocation of Transaction Consideration
     The Transaction Consideration shall be allocated among the AT Assets in accordance with the values mutually agreed to by the Buyer and the Sellers in writing at or prior to the Closing.
          2.5 Working Capital Adjustment
          (a) Schedule 2.5(a) sets forth the consolidated balance sheet of the Phoenix Reorganization Entities as of June 30, 2009 reflecting the AT Assets and the AT Liabilities and prepared in accordance with GAAP (U.S.) (the “June 30 Balance Sheet”), and (ii) a written estimate of the Working Capital as of June 30, 2009 based on the June 30 Balance Sheet (the “June 30 Working Capital”).
          (b) At least five (5) business days prior to the Closing Date, the Sellers shall deliver to the Buyer (i) an estimated consolidated balance sheet of the Acquired Phoenix Entities immediately following the Closing prepared in accordance with GAAP (U.S.) (the “Estimated Closing Balance Sheet”), and (ii) a written estimate of the Working Capital immediately following the Closing based on the Estimated Closing Balance Sheet (the “Estimated Working Capital”). The Estimated Working Capital shall be determined in a manner consistent with the calculation of the June 30 Working Capital and in accordance with GAAP (U.S.). With respect to the Estimated Working Capital, the parties agree that:

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          (i) If the Estimated Working Capital is less than the Benchmark Working Capital, then at the Closing the Sellers shall pay to the Buyer the amount by which the Benchmark Working Capital exceeds the Estimated Working Capital, via certified check or wire transfer of immediately available funds.
          (ii) If the Estimated Working Capital is greater than the Benchmark Working Capital, then at the Closing the Buyer shall pay to the Sellers the amount by which the Estimated Working Capital exceeds the Benchmark Working Capital, via certified check or wire transfer of immediately available funds (any adjustment pursuant to subsection (i) or (ii) above being the “Estimated Working Capital Adjustment”).
          (c) Within ninety (90) days after the Closing Date, the Buyer shall prepare and deliver to the Sellers a statement (the “Actual Working Capital Statement”) of the Buyer’s determination of the actual Working Capital immediately following the Closing, provided that the accounts receivable included in the AT Current Assets shall for this purpose be limited to the accounts receivable included in the AT Current Assets which are received by the Buyer within the period of sixty (60) days after the Closing Date (the “Actual Working Capital”). The Actual Working Capital shall be determined in a manner consistent with the calculation of the Estimated Working Capital and in accordance with GAAP (U.S.). Following the determination of the Actual Working Capital under this Section 2.5(b), the parties hereby agree that:
          (i) If the Actual Working Capital is less than the Estimated Working Capital, then the Sellers shall pay to the Buyer the amount by which the Estimated Working Capital exceeds the Actual Working Capital; and
          (ii) If the Actual Working Capital is greater than the Estimated Working Capital, then the Buyer shall pay to the Sellers the amount by which the Actual Working Capital exceeds the Estimated Working Capital (any adjustment pursuant to subsection (i) or (ii) above being the “Final Working Capital Adjustment”).
          (d) The Sellers may, within fifteen (15) days after receiving notice of the Actual Working Capital Statement, deliver a notice to the Buyer objecting to the Final Working Capital Adjustment (the “Adjustment Objection”). The Adjustment Objection shall set forth the Buyer’s calculation of the Final Working Capital Adjustment and shall specify those items or amounts to which the Sellers disagree. The Sellers shall be deemed to have agreed with all other items and amounts contained in the Actual Working Capital Statement and the calculation of the Final Working Capital Adjustment. A failure on the part of the Sellers to provide timely notice shall be deemed an acceptance of the Final Working Capital Adjustment by the Sellers and the Buyer.
          (e) The parties shall resolve the Adjustment Objection (if any) in the following manner:
          (i) For a period of fifteen (15) days from the date of the Adjustment Objection (the “Negotiation Period”), the parties shall attempt to negotiate the amount of the Final Working Capital Adjustment in good faith.

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          (ii) If the Adjustment Objection is not resolved during the Negotiation Period, the Final Working Capital Adjustment shall be determined according to the following terms:
          (A) The Buyer and the Sellers shall attempt to agree upon a neutral and impartial certified public accounting firm to be retained as the accounting referee to resolve the Adjustment Objection (the “Accounting Referee”). If the Buyer and the Sellers are unable to agree upon the Accounting Referee within ten (10) days following the end of the Negotiation Period, then the Buyer, on the one hand, and the Sellers, on the other hand, shall submit in writing to each other a list of three names of neutral and impartial certified public accounting firms within twelve (12) days following the end of the Negotiation Period. The first name that matches on both lists shall be retained as the Accounting Referee. If there are no matches on the lists, the parties shall submit new lists of three names within one (1) business day, and this process shall continue until an Accounting Referee is selected.
          (B) The Buyer, on the one hand, and the Sellers, on the other hand, shall submit the Actual Working Capital Statement, the Adjustment Objection and the Buyer’s response to the Adjustment Objection to the Accounting Referee within five (5) days following the appointment of the Accounting Referee. In making the calculation of the Actual Working Capital, the Accounting Referee shall consider only those items or amounts in the Actual Working Capital Statement and the Buyer’s calculation of Actual Working Capital to which the Sellers have disagreed in the Adjustment Objection and the Buyer’s response to the Adjustment Objection.
          (C) The Accounting Referee shall deliver to the Buyer and the Sellers, as promptly as practicable (but in any case no later than thirty (30) days from the date of engagement of the Accounting Referee), a report setting forth the calculation of the Actual Working Capital. Such report shall be final and binding upon the Buyer and the Sellers and shall be used to calculate the Final Working Capital Adjustment.
          (D) The fees and costs of the Accounting Referee shall be borne equally by the Buyer and the Sellers.
          (f) The Sellers, on the one hand, or the Buyer, on the other hand, shall pay the Final Working Capital Adjustment to the Buyer or the Sellers, respectively, within ten (10) days of the final determination thereof by agreement or the calculation of the Accounting Referee. Unless otherwise agreed to by the parties, the Final Working Capital Adjustment shall be paid via certified check or wire transfer of immediately available funds.
          (g) Any accounts receivable included in the AT Current Assets which are not counted in the determination of the Actual Working Capital pursuant to Section 2.5(b) because they are not received within sixty (60) days after the Closing shall if and as collected by the Buyer (including the Acquired Phoenix Entities) be for the account of the Sellers and paid over to the Sellers within thirty (30) days after the end of the calendar month in which they are received.

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3. CLOSING
          3.1 Closing
     The closing of the Acquisition Transaction (the “Closing”) shall take place at the offices of Squire, Sanders & Dempsey L.L.P., 2000 Huntington Center, 41 South High Street, Columbus, Ohio 43215, at 10:00 a.m. or such other mutually agreed time on September 30, 2009 or such other mutually agreed date, or at such other place and time as the Sellers and the Buyer may mutually agree.
          3.2 Closing Deliveries
     At the Closing:
          (a) The Sellers shall deliver, or cause to be delivered, to the Buyer and the Escrow Agent, as applicable:
          (i) each of the PAAP Ancillary Documents, executed by a duly authorized officer of the Phoenix AA Parties;
          (ii) certificates, dated as of the Closing Date, executed by duly authorized officers of the Sellers certifying in such detail as the Buyer may reasonably request that the conditions specified in Article 9 have been satisfied;
          (iii) the opinions of one or more counsel for the Phoenix Entities, dated as of the Closing Date, in such form as is reasonably requested by the Buyer and its counsel;
          (iv) the Escrow Deposit Amount;
          (v) the payment (if any) payable by the Sellers to the Buyer with respect to the Estimated Working Capital Adjustment pursuant to Section 2.5(a);
          (vi) the resignations of the limited liability company managers and the officers of the Acquired Phoenix Entities; and
          (vii) such other duly executed documents and certificates as may be reasonably requested by the Buyer prior to or at the Closing.
          (b) The Buyer shall deliver, or cause to be delivered, to the Sellers:
          (i) each of the Buyer Ancillary Documents, duly executed by an authorized officer of the Buyer;
          (ii) a certificate, dated as of the Closing Date, executed by a duly authorized officer of the Buyer certifying in such detail as the Sellers may reasonably request that the conditions specified in Article 10 have been satisfied;

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          (iii) the opinions of one or more counsel for the Buyer, dated as of the Closing Date, in such form as is reasonably requested by the Sellers and their counsel;
          (iv) the payment payable by the Buyer to the Sellers (or to the Escrow Agent at the option of the Sellers pursuant to Section 2.3(c)) of the Excluded Reclamation Obligations Value;
          (v) the payment (if any) payable by the Buyer to the Sellers with respect to the Estimated Working Capital Adjustment pursuant to Section 2.5(a); and
          (vi) such other duly executed documents and certificates as may be reasonably requested by the Sellers prior to or at the Closing.
4. REPRESENTATIONS AND WARRANTIES OF SELLERS
     The Sellers jointly and severally represent and warrant to the Buyer as of the date hereof and as of the Closing (or solely as of the date hereof or as of the Closing where specifically stated so) as follows:
          4.1 Organization and Good Standing; Power
          (a) Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Sellers has full corporate power and authority to carry on its business, to own, lease or use the assets that it purports to own, lease or use in its business and to operate its properties in connection with its business. The Sellers have made available to the Buyer copies of the Organizational Documents of the Sellers.
          (b) Each of the Phoenix Reorganization Entities is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization. Each of the Phoenix Reorganization Entities has full corporate or limited liability company (as applicable) power and authority to carry on its business, to own, lease or use the assets that it purports to own, lease or use in its business and to operate its properties in connection with its business, and to perform all of its obligations under each Contract to which it is a party. The jurisdictions in which the Phoenix Reorganization Entities are licensed, qualified or registered to do business as a foreign corporation or limited liability company (as applicable) are set forth on Schedule 4.1(b), and there are no other jurisdictions in which the nature of the business as now conducted by any of the Phoenix Reorganization Entities or the property owned or leased by any of the Phoenix Reorganization Entities makes such licensing, qualification or registration necessary, except where the failure to be so duly licensed, qualified or registered would not have a Material Adverse Effect. The Sellers have made available to the Buyer copies of the Organizational Documents of the Phoenix Reorganization Entities. Notwithstanding anything to the contrary set forth in this Section 4.1(b), PCC shall not be considered a Phoenix Reorganization Entity for purposes of this Section 4.1(b).

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          4.2 Authority; No Conflicts; Consents
          (a) Each of the Phoenix AA Parties has the requisite corporate or limited liability company (as applicable) power and authority to execute and deliver this Agreement and each of the PAAP Ancillary Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Acquisition Transaction. The execution, delivery and performance by each of the Phoenix AA Parties of this Agreement and the consummation by each of the Phoenix AA Parties of the Acquisition Transaction have been duly authorized by all requisite corporate or limited liability company (as applicable) action on its part, including the requisite approvals of its board of directors and shareholders (if necessary) in the case of each of the Sellers and its managers and members in the case of the Acquired Company. Each of the Phoenix AA Parties has duly executed and delivered this Agreement, and on the Closing Date will have duly executed and delivered each of the PAAP Ancillary Documents to which it is a party. This Agreement constitutes, and on the Closing Date each of the PAAP Ancillary Documents will constitute, the legal, valid and binding obligations of each of the Phoenix AA Parties a party thereto enforceable against each such Phoenix AA Party in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies generally and to general principles of equity.
          (b) Neither the execution and delivery of this Agreement nor the consummation or performance of the Acquisition Transaction will, directly or indirectly (with or without notice or lapse of time):
          (i) contravene, conflict with or result in a violation of (A) any provision of any of the Organizational Documents of any of the Phoenix Group Entities or (B) any resolution adopted by the board of directors, managers, shareholders or members of any of the Phoenix Group Entities;
          (ii) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Acquisition Transaction or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of the Phoenix Group Entities, or any of the assets owned or used by any of the Phoenix Group Entities, may be subject;
          (iii) subject to the approvals of Governmental Bodies provided for in Section 7.1, contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by any of the Phoenix Group Entities, or that otherwise relates to the business or any of the assets owned or used by any of the Phoenix Group Entities;
          (iv) except as set forth on Schedule 4.2(c), contravene, conflict with or result in a violation or Breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, accelerate the maturity or performance of, or cancel, terminate or modify, any of the AT Contracts; or

25

          (v) result in the imposition or creation of any Encumbrance (except Permitted Encumbrances) upon or with respect to any of the assets of the business owned or used by any of the Phoenix Group Entities.
          (c) Subject to the approvals of Governmental Bodies provided for in Section 7.1, and except as set forth on Schedule 4.2(c), the Phoenix Group Entities are not and will not be required to give any notice to, or obtain any Consent from, any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the Acquisition Transaction.
          4.3 Ownership
     Schedule 4.3-1 sets forth for each of the Phoenix Reorganization Entities, as of the date hereof: (a) the identity of its shareholders or members (as applicable) and (b) the shares or membership interests, respectively, held by each of its shareholders or members (as applicable). As of the date hereof, the Phoenix Reorganization Entities have no outstanding bonds, debentures, notes or other obligations, or any other equity or other securities other than the shares and membership interests set forth on Schedule 4.3-1. Schedule 4.3-2, which shall be completed by the Sellers and approved by the Buyer (which approval shall not be unreasonably withheld or delayed) prior to the Closing, sets forth for each of the Phoenix Reorganization Entities as of the Closing: (a) the identity of its shareholders or members (as applicable) and (b) the shares or membership interests, respectively, held by each of its shareholders or members (as applicable). As of the Closing, the Phoenix Reorganization Entities have no outstanding bonds, debentures, notes or other obligations, or any other equity or other securities other than the shares and membership interests set forth on Schedule 4.3-2. Notwithstanding anything to the contrary set forth in this Section 4.3, PCC shall not be considered a Phoenix Reorganization Entity for purposes of this Section 4.3. PCI owns 100% of the equity interests and other securities of PCC.
          4.4 Subsidiaries
     As of the Closing, none of the Acquired Phoenix Entities has any Subsidiaries (other than any other Acquired Phoenix Entities that are Subsidiaries) or otherwise any ownership interest in any other Person.
          4.5 Financial Statements
     Schedule 4.5 sets forth (a) the balance sheets, and the related statements of income, cash flow and changes in stockholders’ equity and notes thereto, of PCC and its Subsidiaries for the fiscal years ended December 31, 2006 and 2007 (the “2006 and 2007 Audited Financial Statements”) and PCI and its Subsidiaries for the fiscal year ended December 31, 2008, all of which are audited (the “Audited Financial Statements”), and (B) the balance sheet as of June 30, 2009, and the related statements of income, cash flow and changes in stockholders’ equity for the six months then ended, which are unaudited (the “Interim Financial Statements,” and collectively with the Audited Financial Statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP (Canada) (except for the 2006 and 2007 Audited Financial Statements, which have been prepared in accordance with GAAP (U.S.)) and fairly present the financial condition and the results of operations, changes in stockholders’ equity, and

26

cash flow of PCC and its Subsidiaries and PCI and its Subsidiaries, as applicable, as at the respective dates of and for the periods referred to in the Financial Statements, subject, in the case of the Interim Financial Statements, to normal year-end adjustments which, when taken together, shall not be material and are consistent with GAAP (Canada) or GAAP (U.S.), as applicable. Except for certain differences between GAAP (U.S.) and GAAP (Canada), the Financial Statements reflect the consistent application of accounting principles throughout the periods involved. No financial statements of any Person are required by GAAP (Canada) or GAAP (U.S.), as applicable, to be included in the Financial Statements that have not been included.
          4.6 Books and Records
     The books of account, minute books, stock record books and other records of the Phoenix Group Entities which have been made available to the Buyer are complete and correct in all material respects and have been maintained in accordance with sound business practices.
          4.7 Properties
          (a) As of the Closing, each of the Acquired Phoenix Entities will own (with good and marketable title in the case of owned real property, except for and subject to the Permitted Encumbrances) all of the owned properties and assets (whether real, personal or mixed and whether tangible or intangible) which are AT Assets. As of the Closing, all such owned properties and assets will be free and clear of any and all Encumbrances and will not, in the case of owned real property, be subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature, except, with respect to all such owned properties and assets, for the Permitted Encumbrances. All buildings, plants and structures owned or leased by the Acquired Phoenix Entities as of the Closing will be wholly within the boundaries of such real property owned or leased by the Acquired Phoenix Entities and will not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.
          (b) The AT Fixed Assets include all tangible assets used by the Phoenix Group Entities at any time for the conduct of the Surface Mining Business.
          (c) The Acquired Phoenix Entities will not be a party to any capital or operating leases with respect to the AT Fixed Assets as of the Closing.
          (d) The AT Coal Leases and the AT Other Leases constitute all real property and water rights, and other interests in land, including coal and other mineral extraction rights (both underground and surface), easements, rights of way and options, and all rights of the Acquired Phoenix Entities to timber, limestone, natural gas (including coalbed methane and gob gas) and any other natural resources, which will as of the Closing be leased or subleased by the Acquired Phoenix Entities (the “Leased Real Property”). Notwithstanding anything to the contrary contained in this Agreement, nothing contained herein shall be deemed or construed to be a covenant for quiet enjoyment or a warranty of title whatsoever on the part of the Sellers relating to the Leased Real Property, either express or implied, and the Sellers expressly disclaim any express or implied representation or warranty as to title of the lessors of the Leased Real Property. The Sellers have heretofore made available to the Buyer true and complete copies of such leases and

27

subleases. As of the Closing, with respect to each such lease or sublease and the Leased Real Property, and except for Permitted Encumbrances:
          (i) such lease or sublease is in full force and effect in all respects and enforceable in accordance with its terms with respect to the Phoenix Group Entity a party thereto;
          (ii) to the Knowledge of the Phoenix Group Entities, such lease or sublease is in full force and effect in all respects and enforceable in accordance with its terms with respect to the other party (or parties) to such lease or sublease;
          (iii) (A) none of the Acquired Phoenix Entities nor any of their predecessor Phoenix Group Entities (if any) were or are in default under any such lease or sublease, and subject to any notices or Consents set forth on Schedule 4.2(c) no event has occurred which, with the passage of time or expiration of any grace period, would constitute a default of the obligations of the Acquired Phoenix Entities or any of their predecessor Phoenix Group Entities (if any) under any such lease or sublease, (B) to the Knowledge of any of the Phoenix Group Entities, no other party to any such lease or sublease is in default thereunder, and (C) none of the Phoenix Group Entities has received a written or other notice of default or potential default with respect to any such lease or sublease;
          (iv) there are no unwritten or oral modifications to any such lease or sublease or any course of dealing or business operations that can be construed as a modification to any such lease or sublease;
          (v) no such lease or sublease has been mortgaged, deeded in trust or subjected to an Encumbrance;
          (vi) there are no other matters that materially adversely affect the rights of the Acquired Phoenix Entities to the Leased Real Property or the fixtures and improvements on the Leased Real Property, including all tipples, loadouts and other transportation and mineral processing facilities (the “Leased Fixtures and Improvements”); and
          (vii) except as set forth on Schedule 4.7(d)(vii), there are no existing Disputes between the Phoenix Group Entities, on the one hand, and any of the lessors or sublessors with respect to the Leased Real Property or any Person having rights under or with respect to any of the Leased Real Property, on the other hand. Also set forth on Schedule 4.7(d)(vii) is a listing of all advance and minimum royalties which have been paid by any of the Phoenix Group Entities with respect to the Leased Real Property, and which advance or minimum royalties may be recouped upon the mining of the Leased Real Property. All minimum royalties payable with respect to the Leased Real Property are payable in advance and recoupable in accordance with the terms of the applicable AT Coal Lease.
          (e) Schedule 4.7(e) sets forth all real property and water rights, and other interests in land, including coal and other mineral rights (both underground and surface), easements, rights of way and options, and all rights of any of the Acquired Phoenix Entities to timber, limestone, natural gas (including coalbed methane and gob gas) and any other natural resources, which will as

28

of the Closing be owned by any of the Acquired Phoenix Entities (the “Owned Real Property”). All existing surveys, title insurance policies, title insurance abstracts and other evidence of title in the possession of the Phoenix Group Entities relating to any of the Owned Real Property have been heretofore made available to the Buyer. As of the Closing, with respect to each such parcel of the Owned Real Property and except for the Permitted Encumbrances and as otherwise set forth on Schedule 4.7(e):
          (i) the identified owner has good and marketable fee simple title to the parcel of the Owned Real Property and all fixtures and improvements on such Owned Real Property, including any tipple, riverdock, loadout and other transportation or mineral processing facilities (the “Owned Fixtures and Improvements”), free and clear of any Encumbrances;
          (ii) there are no pending or, to the Knowledge of any of the Phoenix Group Entities, Threatened, condemnation, eminent domain or requisition Proceedings; and
          (iii) there are no other matters that materially adversely affect the title of any of the Acquired Phoenix Entities to the Owned Real Property or the Owned Fixtures and Improvements.
          (f) Set forth on Schedule 4.7(f) is a true and complete list of all of the leases, subleases, assignments thereof and other instruments, agreements and arrangements pursuant to which any of the Acquired Phoenix Entities will as of the Closing lease, sublease or otherwise demise any property, whether surface, underground, mineral or any combination thereof, to any other Person (all such instruments, agreements and arrangements being hereinafter referred to as the “Out Leases”). True and complete copies of all of the Out Leases (including all amendments thereto and all instruments in any way modifying any thereof) have heretofore been delivered by the Sellers to the Buyer. All of the Out Leases are valid, in good standing and in full force and effect and enforceable in accordance with their terms. To the Knowledge of any of the Phoenix Group Entities, there are no existing defaults by any party under any of the Out Leases, and no event has occurred which, with notice or the passage of time or both, would constitute a default by any party under any of the Out Leases. There are no existing Disputes between any party and any other Person with respect to any of the Out Leases.
          (g) Except as set forth on Schedule 4.7(g), the Phoenix Group Entities have not received any written or other notice of Claims that any of the Phoenix Group Entities have mined any coal or other minerals or extracted any other natural resources that they did not have the right to mine or extract or mined any coal or other minerals or extracted any other natural resources in such reckless and imprudent fashion as to give rise to any Claims for loss, waste or trespass, and to the Knowledge of the Phoenix Group Entities no facts exist upon which such a Claim could be based. The Sellers have made available to the Buyer the most recent complete and correct version of each of the following items to the extent such items (i) are in the possession of any of the Phoenix Group Entities, (ii) relate to or affect the Real Property, including the coal or mineral reserves, coal or mineral ownership, mining or extraction conditions, mines, permits, licenses and mining or mineral extraction plans of the Phoenix Group Entities with respect thereto, and (iii) are material or relevant to the conduct of the Surface Mining Business: geological data, reserve data, existing mine maps, surveys, core hole logs and associated data, coal measurements, coal samples, lithologic data, coal and mineral reserve calculations (broken down in tons, by location and by

29

current status of permitting) or reports, washability analyses or reports (including number of samples and sample sizes), mine plans, mining permit applications and supporting data, blasting and other permits, engineering studies and any and all other books and records, information, maps, reports and data in that regard; provided, however, that the Sellers make no representation or warranty as to the accuracy of such information except that to the Knowledge of the Phoenix Group Entities there is no material inaccuracy in such information.
          4.8 Condition and Sufficiency of Certain Assets
     Except as otherwise set forth on Schedule 4.8, all of the AT Fixed Assets and the AT Technology Assets are in good operating condition and repair, and are adequate for the uses for which they were designed and to which they are being put, and none of the equipment included in the AT Fixed Assets and the AT Technology Assets is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. Except for the Excluded Governmental Authorizations and except as otherwise set forth on Schedule 4.8, the AT Fixed Assets and the AT Technology Assets are sufficient for the continued conduct of the Surface Mining Business to be conducted by the Acquired Phoenix Entities after the Closing in substantially the same manner as conducted by the Phoenix Entities prior to the Closing.
          4.9 Liabilities
     All of the AT Fixed Assets Debt was incurred for the acquisition of the AT Fixed Assets. As of the Closing, all amounts due prior to the Closing with respect to the AT Liabilities will have been paid in full or be reflected in the Estimated Closing Balance Sheet, and, except for the AT Liabilities and the liabilities under this Agreement, the Acquired Phoenix Entities will not have any debts, obligations or other liabilities of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise).
          4.10 Taxes
          (a) Each of the Phoenix Group Entities has filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by or with respect to it, either separately or as a member of a group of business entities, pursuant to applicable Legal Requirements. All such Tax Returns were true, correct and complete in all respects and were prepared in compliance with all applicable laws and regulations. Except as set forth on Schedule 4.10(a), none of the Phoenix Group Entities has requested or been (or is) the beneficiary of any extension of time within which to file any Tax Return the original due date of which precedes the Closing Date. Each of the Phoenix Group Entities has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns (whether or not shown on any Tax Return) or otherwise, or pursuant to any assessment received by such entity, except such Taxes, if any, as are set forth on Schedule 4.10(a) as being contested in good faith and as to which adequate reserves (determined in accordance with GAAP (Canada) or GAAP (U.S.), as applicable) have been provided in the Interim Financial Statements.
          (b) Except as set forth on Schedule 4.10(b), no Claim has ever been made by an authority in a jurisdiction where any of the Phoenix Group Entities does not file Tax Returns that any such Phoenix Group Entity is or may be subject to taxation by that jurisdiction. There are no

30

Encumbrances for Taxes (other than Taxes not yet due and payable) upon any of the assets of any of the Phoenix Group Entities.
          (c) Except as set forth on Schedule 4.10(c), none of the Phoenix Group Entities has Knowledge that any Governmental Body intends to assess any additional Taxes for any period for which Tax Returns have been filed. Except as set forth on Schedule 4.10(c), no foreign, federal, state or local tax audits or administrative or judicial Tax Proceedings are pending or being conducted with respect to any of the Phoenix Group Entities. Except as set forth on Schedule 4.10(c), none of the Phoenix Group Entities has received from any foreign, federal, state or local taxing authority or Governmental Body (including all jurisdictions where any of the Phoenix Group Entities has not filed Tax Returns (each a “Taxing Authority” and collectively the “Taxing Authorities”)) any (i) notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters, or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by any Taxing Authority against any of the Phoenix Group Entities. Schedule 4.10(c) sets forth a complete and accurate list of the Tax Returns of the Phoenix Group Entities that, since December 31, 2006, have been audited, and indicates those Tax Returns that currently are the subject of audit, including a reasonably detailed description of the nature and outcome of each audit. All deficiencies proposed as a result of such audits have been paid, reserved against, settled, or, as set forth on Schedule 4.10(c), are being contested in good faith by appropriate proceedings. Schedule 4.10(c) sets forth all adjustments to the United States federal income Tax Returns filed by any of the Phoenix Group Entities for all taxable years since January 1, 2006, and the resulting deficiencies proposed by the IRS. Except as set forth on Schedule 4.10(c), none of the Phoenix Group Entities has been given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of such entity or for which such entity may be liable.
          (d) The charges, accruals, and reserves with respect to all Taxes on the respective books of each of the Phoenix Group Entities are adequate (determined in accordance with GAAP (Canada) or GAAP (U.S.), as applicable) and are at least equal to such Phoenix Group Entity’s liability for such Taxes. There exists no proposed tax assessment against any of the Phoenix Group Entities except as disclosed in the Interim Financial Statements or as set forth on Schedule 4.10(d). All Taxes that any of the Phoenix Group Entities is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.
          (e) Except as set forth on Schedule 4.10(e), none of the Phoenix Group Entities is a party to, or bound by, any Tax allocation or Tax sharing agreements. Except as set forth on Schedule 4.10(e), none of the Phoenix Group Entities has any liability for Taxes of any Person under Section 1.1502-6 of the Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by Contract, or otherwise.
          (f) Except as set forth on Schedule 4.10(f), none of the Phoenix Group Entities will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in the method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the IRC (or any corresponding or similar

31

provision of state, local or foreign income or other Tax law) executed on or prior to the Closing Date; (iii) inter-company transactions or any excess loss account described in Treasury Regulations under Section 1502 of the IRC (or any corresponding or similar provision of state, local or foreign income Tax law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; or (v) prepaid amount received on or prior to the Closing Date.
          (g) Except as set forth on Schedule 4.10(g), none of the Phoenix Group Entities is a party to any agreement, Contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of (i) any “excess parachute payment” within the meaning of Section 280G of the IRC (or any corresponding provision of state, local or foreign Tax law) and (ii) any amount that will not be fully deductible as a result of Section 162(m) of the IRC (or any corresponding provision of state, local or foreign Tax law).
          (h) Each of the Phoenix Group Entities has collected all sales and use Taxes required to be collected, and has remitted or will remit on a timely basis such amounts to the appropriate Taxing authorities, or have been furnished properly completed exemption certificates. Each of the Phoenix Group Entities (i) has in its (or its Related Persons’) possession all material records and supporting documents required by all applicable sales and use Tax statutes and regulations regarding the collection and payment of sales and use Taxes required to be collected and paid over by such Phoenix Group Entity and regarding all exempt transactions by such Phoenix Group Entity for all periods open under the applicable statute of limitations, and (ii) has maintained all such records and supporting documents in material compliance with all sales and use Tax statutes and regulations applicable thereto.
          (i) None of the Phoenix Group Entities organized as a limited liability company has an election in effect to be treated as a corporation for federal or state income tax purposes.
          4.11 Inventory
     All of the AT Inventory consists of a quality and quantity usable and saleable in the Ordinary Course of Business.
          4.12 Coal Interests
     As of the Closing, the following shall be true with respect to certain coal interests of the Phoenix Group Entities:
          (a) the AT Coal Reserves shall constitute all of the coal reserves as to which the Phoenix Entities have any rights;
          (b) neither of the Excluded Subsidiaries shall have any interest in a lease or sublease that grants such Excluded Subsidiary the right to mine coal by surface mining methods only; and
          (c) except as provided in the second sentence of Section 4.7(d), the real property rights of the Acquired Phoenix Entities in and to the AT Coal Reserves shall be sufficient to enable

32

the Acquired Phoenix Entities to mine on a surface mining basis all of the AT Coal Reserves without any need for the acquisition of additional real property rights.
          4.13 Absence of Certain Changes and Events
     Since December 31, 2008, the Phoenix Entities have conducted the Surface Mining Business only in the Ordinary Course of Business, there has not been any change therein having a Material Adverse Effect and no event has occurred or circumstance exists that may result in a change therein having a Material Adverse Effect.
          4.14 Contracts; Defaults
          (a) As of the Closing, and except for this Agreement, the PAAP Ancillary Documents and any other Contracts entered into in connection with the Pre-Closing Reorganization, the AT Contracts will constitute all of the Contracts of the Acquired Phoenix Entities, and the Sellers have made available to the Buyer true and complete copies of all of the AT Contracts.
          (b) Except as set forth on Schedule 4.14(b), to the Knowledge of the Phoenix Group Entities, no APE Employee is bound by any Contract that purports to limit the ability of such APE Employee to (i) engage in or continue any conduct, activity or practice relating to the Surface Mining Business or (ii) assign to the Phoenix Group Entities or to any other Person any rights to any invention, improvement or discovery.
          (c) Each of the AT Contracts (except for the AT Coal Leases which are addressed in Section 4.7(d), and the AT Governmental Authorizations which are addressed in Section 4.20(b)) is in full force and effect and is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies generally and to general principles of equity.
          (d) Except as set forth on Schedule 4.14(d):
          (i) the Phoenix Group Entities are, and (excluding AT Coal Sales Agreements and AT Governmental Authorizations) at all times have been, in compliance with all material terms and requirements of each AT Contract;
          (ii) to the Knowledge of any of the Phoenix Group Entities, each other Person that has or had any obligation or liability under any AT Contract is, and at all times has been, in compliance with all material terms and requirements of such AT Contract;
          (iii) subject to the approvals of Governmental Bodies provided for in Section 7.1, and except as set forth on Schedule 4.2(c), no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give any of the Phoenix Group Entities or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any AT Contract; and

33

          (iv) none of the Phoenix Group Entities has given to or received from any Person, at any time since December 31, 2008, any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or breach of, or default under, any AT Contract.
          (e) There are no powers of attorney relating to the Surface Mining Business that are currently effective and outstanding.
          (f) There are no pending renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any amounts paid or payable to the Phoenix Group Entities under any of the AT Contracts
          (g) with any Person and no such Person has made written demand for such renegotiation that remains outstanding or otherwise unresolved.
          (h) All AT Contracts have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.
          4.15 Environmental, Health and Safety Matters
     Notwithstanding anything contained herein to the contrary, this Section 4.15 shall not apply to the Excluded Governmental Authorizations. Except as set forth on Schedule 4.15:
          (a) The Phoenix Group Entities are, and to the Knowledge of the Phoenix Group Entities since December 31, 2006 have been, in compliance with, and are not in violation of or liable under, any Environmental Law or Occupational Safety and Health Law. The Phoenix Group Entities do not have any basis to expect, nor have the Phoenix Group Entities or any other Person for whose conduct the Phoenix Group Entities are or may be held to be responsible received, any actual or Threatened Order, notice or other communication from (i) any Governmental Body or private citizen, or (ii) the current or prior owner or operator of any Facilities or conductor of any Mining Activities, relating to, or arising out of, or associated with, any actual or potential violation or failure to comply with any Environmental Law or Occupational Safety and Health Law, any actual or Threatened obligation to undertake or bear the cost of any Environmental, Health and Safety Liabilities with respect to any of the Facilities or the Mining Activities or any other properties or assets (whether real, personal or mixed) in which the Phoenix Group Entities have or have had an interest, any property or Facilities or Mining Activities at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, processed, stored, treated or disposed of by the Phoenix Group Entities, or any other Person for whose conduct the Phoenix Group Entities are, or may be, held responsible, or from or to which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled or received.
          (b) Except for the AT Reclamation Obligations and the Excluded Reclamation Obligations, there are no pending or, to the Knowledge of any of the Phoenix Group Entities Threatened, Claims, Encumbrances or other restrictions of any nature, relating to, resulting from or associated with any Environmental, Health and Safety Liabilities or arising under or pursuant to

34

any Environmental Law or Occupational Safety and Health Law, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal or mixed) in which the Phoenix Group Entities have or had an interest.
          (c) Other than standard, routine objections made by private environmental groups such as the Sierra Club, the Phoenix Group Entities do not have any basis to expect, nor have the Phoenix Group Entities or any other Person for whose conduct the Phoenix Group Entities are or may be held responsible received, any citation, directive, inquiry, notice, Order, summons, warning or other communication that relates to Hazardous Activity, Hazardous Materials or any alleged, actual or potential violation or failure to comply with or any liability under any Environmental Law or Occupational Safety and Health Law, or of any alleged, actual or potential obligation to undertake or bear the cost of any Environmental, Health and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal or mixed) in which the Phoenix Group Entities have or have had an interest, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used or processed by the Phoenix Group Entities, or any other Person for whose conduct the Phoenix Group Entities are or may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled or received.
          (d) Except for the AT Reclamation Obligations and the Excluded Reclamation Obligations, neither any of the Phoenix Group Entities, nor any other Person for whose conduct the Phoenix Group Entities are or may be held responsible, has any Environmental, Health and Safety Liabilities with respect to the Facilities or with respect to any other properties and assets (whether real, personal or mixed) in which the Phoenix Group Entities (or any predecessor) have or had an interest, or to the Knowledge of any of the Phoenix Group Entities at any property geologically or hydrologically adjoining the Facilities or any such other property or assets.
          (e) There are no Hazardous Materials present on or in the Environment at the Facilities or to the Knowledge of any of the Phoenix Group Entities at any geologically or hydrologically adjoining property, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, or deposited or located in land, water, sumps or any other part of the Facilities or such adjoining property, or incorporated into any structure therein or thereon, except for Hazardous Materials used in the Ordinary Course of Business in material compliance with Environmental Laws. None of the Phoenix Group Entities or any other Person for whose conduct the Phoenix Group Entities are or may be held responsible, or to the Knowledge of any of the Phoenix Group Entities any other Person, has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Facilities or any other properties or assets (whether real, personal or mixed) in which the Phoenix Group Entities have or had an interest, except for Hazardous Activities conducted in the Ordinary Course of Business in material compliance with Environmental Laws.
          (f) There has been no Release or, to the Knowledge of any of the Phoenix Group Entities Threatened Release, of any Hazardous Materials at or from the Facilities or to the Knowledge of any of the Phoenix Group Entities at any other locations where any Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, used or processed from or by the Facilities, or from or by any other properties and assets (whether real,

35

personal or mixed) in which the Phoenix Group Entities have or had an interest, or to the Knowledge of any of the Phoenix Group Entities any geologically or hydrologically adjoining property, by the Phoenix Group Entities or to the Knowledge of any of the Phoenix Group Entities by any other Person.
          (g) The Phoenix Group Entities have made available to the Buyer true and complete copies and results of any reports, studies, analyses, tests or monitoring possessed by the Phoenix Group Entities (or its agents) pertaining to Releases of Hazardous Materials or Hazardous Activities in, on or under the Facilities, or concerning compliance by the Phoenix Group Entities, or to the Knowledge of any of the Phoenix Group Entities any other Person for whose conduct the Phoenix Group Entities are or may be held responsible, under or pursuant to any Environmental Laws or Occupational Safety and Health Laws.
          4.16 Intellectual Property
     There are no domestic or foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names or copyrights, or applications for such which are in the process of being prepared, owned by or registered in the name of the Phoenix Group Entities and used in the Surface Mining Business. No Claim is pending or to the Knowledge of any of the Phoenix Group Entities Threatened to the effect that the operations of the Phoenix Group Entities infringe upon, misappropriate or conflict with the rights of any other Person, and to the Knowledge of any of the Phoenix Group Entities there is no valid basis for any such Claim (whether or not pending or Threatened).
          4.17 Employees
          (a) Schedule 4.17(a) sets forth a complete and accurate list of the following information for each employee of the Phoenix Group Entities engaged in the Surface Mining Business as of the date of this Agreement (the “APE Employees"): name, job title or position, current employer, work location, current compensation, date of hire, vacation policy and bonus policy. Except as set forth on Schedule 4.17(a), there are no employment or severance agreements, plans or arrangements pursuant to which the Phoenix Group Entities are obligated to make any payment to any of the APE Employees or which change the status of any of the APE Employees to something other than an at-will employee.
          (b) Except as set forth on Schedule 4.17(b), to the Knowledge of the Phoenix Group Entities, no APE Employee is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition or proprietary rights agreement, between such APE Employee and any other Person that in any way adversely affects or will affect (i) the performance of his or her duties as an employee of the Acquired Phoenix Entities or (ii) the ability of the Acquired Phoenix Entities after the Closing to conduct the Surface Mining Business. To the Knowledge of any of the Phoenix Group Entities, none of the APE Employees has a present intention to terminate his or her employment with the Acquired Phoenix Entities.
          4.18 Labor Relations; Compliance

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     The Phoenix Group Entities have not been, and are not, a party to or negotiating any collective bargaining or other labor Contract for any of their employees, and the Phoenix Group Entities have not agreed to recognize any union or other collective bargaining representative for any of their employees. To the Knowledge of any of the Phoenix Group Entities, no union organizing campaign or representation petition is currently pending with respect to any of their employees. Since December 31, 2006, there has not been, and there is not presently pending or existing, and, to the Knowledge of any of the Phoenix Group Entities, there is not Threatened with respect to their employees, (a) any strike, slowdown, picketing, work stoppage or employee grievance, (b) any Proceeding against or affecting the Phoenix Group Entities relating to the alleged violation of any Legal Requirement pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission or any comparable Governmental Body, organizational activity or other labor or employment Dispute against or affecting the Phoenix Group Entities or any of their premises, and the Phoenix Group Entities are not subject to any settlement agreement, conciliation agreement, letter of commitment, deficiency letter or consent decree with any present or former employee or applicant for employment, labor union or other employee representative or any Governmental Body or arbitrator relating to any Proceedings or (c) any application for certification of a collective bargaining agent. To the Knowledge of the Phoenix Group Entities, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor Dispute with respect to the employees of the Phoenix Group Entities. There is no lockout of any employees of any of the Phoenix Group Entities by any of the Phoenix Group Entities, and no such action is contemplated by any of the Phoenix Group Entities. The Phoenix Group Entities have complied in all respects as pertains to their employees with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the withholding, payment or reporting of any federal, state or local income, social security and similar Taxes, occupational safety and health, and plant closing. The Phoenix Group Entities are not liable for the payment of any compensation, Damages, Taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements with respect to any employees of any of the Phoenix Group Entities. The Phoenix Group Entities are in compliance in all material respects with all of the Workers’ Compensation Laws relating to the employees of the Phoenix Group Entities. The Phoenix Group Entities have not received any withdrawal orders from the Mine Safety and Health Administration within the period of 90 days prior to the Closing under Section 104 of the Mine Safety and Health Act, 30 U.S.C. Sec. 814. All pending Claims against the Phoenix Group Entities with respect to the APE Employees under any Workers’ Compensation Laws are set forth on Schedule 4.18.
          4.19 Employee Benefits
     The following applies only with respect to employee benefits in which APE Employees participate:
          (a) Except as set forth on Schedule 4.19(a), none of the Phoenix Group Entities is, or has been, a Plan Sponsor or an ERISA Affiliate, nor do any of the Phoenix Group Entities or an ERISA Affiliate contribute to, or have contributed to, any Plan or Multi-Employer Plan, and none of the Phoenix Group Entities or an ERISA Affiliate has, or has had, any Other Benefit Obligation

37

or a Company VEBA or liability under the Coal Act. Copies of Plan documents, summaries, insurance policies, service provider contracts, and, if applicable, the two most recent Form 5500 filings, for the Plans set forth on Schedule 4.19(a), written information regarding the Other Benefit Obligations set forth on Schedule 4.19(a), and payroll and employment manuals and policies of the Phoenix Group Entities have been made available to the Buyer. Except as set forth on Schedule 4.19(a), the consummation of the Acquisition Transaction will not result in the payment, vesting or acceleration of any benefit or right under any Plan or Other Benefit Obligations (except potential accelerated vesting of stock options under PCI’s stock option plan).
          (b) Each of the Phoenix Group Entities has performed its obligations under the Plans and has made appropriate entries in its financial records and statements for liabilities under the Plans that have accrued but are not due. Except as set forth on Schedule 4.19(b), contributions and payments made or accrued with respect to the Plans are deductible under IRC Sections 162 or 404. No amount, or any asset of any Plan, is subject to Tax as unrelated business taxable income.
          (c) Each Pension Plan and any related trust agreement or annuity contract (or any funding instrument) complies currently, and has complied in the past, with the provisions of ERISA and the IRC, where required in order to be a qualified plan under IRC Section 401(a) and tax exempt under IRC Section 501, and no event has occurred or circumstance exists that will or could give rise to disqualification or loss of tax exempt status of any such Pension Plan or trust.
          (d) None of the Phoenix Group Entities, nor any Person who is a fiduciary or otherwise has a relationship to a Plan, has any liability to the IRS or the Pension Benefit Guaranty Corporation with respect to a Plan, or any liability under ERISA Sections 502 or 4071.
          (e) Except as set forth on Schedule 4.19(e), filings required by ERISA and the IRC as to each Plan have been timely filed, and notices and disclosures to participants required by either ERISA or the IRC have been timely provided.
          (f) Other than routine claims for benefits submitted by participants or beneficiaries in the ordinary course, no claim against or Proceeding involving any Plan is pending or, to the Knowledge of any of the Phoenix Group Entities, is Threatened.
          (g) No payment that is owed or may become due to any director, officer, employee or agent of any of the Phoenix Group Entities will be non-deductible to the Phoenix Group Entities or subject to tax under IRC Sections 280G or 4999, nor shall any of the Phoenix Group Entities be required to “gross-up” or otherwise compensate any such Person because of the imposition of any excise Tax on a payment to such Person, except as set forth on Schedule 4.19(g).
          (h) Each Group Health Plan maintained by any of the Phoenix Group Entities has been administered in material compliance with the continuation coverage and notice requirements of ERISA Section 601 et seq. and IRC Section 4980B.
          4.20 Compliance with Legal Requirements; Governmental Authorizations

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          (a) This Section 4.20 shall not apply to the extent such matters are addressed in Section 4.10 (Taxes), 4.15 (Environmental, Health and Safety Matters), 4.18 (Labor Relations: Compliance), 4.19 (Employee Benefits) or 4.21 (Legal Proceedings; Orders). Except as set forth on Schedule 4.20(a), with respect to the Surface Mining Business:
          (i) the Phoenix Group Entities are, and since December 31, 2006 have been, in compliance with each Legal Requirement that is applicable to them or to their conduct or operation or the ownership or use of any of their assets;
          (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a violation by any of the Phoenix Group Entities of, or a failure on the part of any of the Phoenix Group Entities to comply with, any Legal Requirement, or (B) may give rise to any obligation on the part of any of the Phoenix Group Entities to undertake, or to bear all or any portion of the cost of, any remedial action of any nature;
          (iii) none of the Phoenix Group Entities has received, at any time since December 31, 2006, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible or potential obligation on the part of any of the Phoenix Group Entities to undertake, or to bear all or any portion of the cost of, any remedial action of any nature;
          (iv) the Phoenix Group Entities are, and since December 31, 2006 have been, in compliance in all respects with all of the terms and requirements of each Governmental Authorization set forth on Schedule 4.20(b) and applicable to any of the Phoenix Group Entities; without limiting the foregoing, the Phoenix Group Entities are current in the commencement, conduct, completion and maintenance of all reclamation necessitated by their Mining Activities and are in compliance with their mining plans for so doing, including all mining plans submitted to the Commonwealth of Kentucky and OSMRE to obtain the Mining Authorizations, including those set forth on
Schedule 4.20(d), and with all applicable Legal Requirements; and the Phoenix Group Entities are in compliance with all of the requirements of SMCRA, the Federal Mine Safety and Health Act of 1977, as amended, all similar statutes of the Commonwealth of Kentucky, and all rules and regulations promulgated under said laws and any other Legal Requirements imposed by OSMRE, MSHA, the Commonwealth of Kentucky and any other Governmental Body or other Person;
          (v) subject to the approvals of Governmental Bodies provided for in Section 7.1, no event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization set forth on Schedule 4.20(b), or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Governmental Authorization set forth on
Schedule 4.20(b);
          (vi) none of the Phoenix Group Entities has received, at any time since December 31, 2006, any notice or other communication (whether oral or written) from any Governmental

39

Body or any other Person regarding (A) any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any Governmental Authorization or other Legal Requirement, or (B) any actual or alleged revocation, withdrawal, suspension, cancellation, termination of or modification to any Governmental Authorization, which remains outstanding and under protest, uncured or otherwise unresolved; all plans for corrective action, consent decrees, agreed orders, settlement agreements, long term remediation plans, fines, penalties and similar charges imposed on or assessed against any of the Phoenix Group Entities or contract miners engaged by any of the Phoenix Group Entities by the Commonwealth of Kentucky, OSMRE, MSHA or any other Governmental Body have been either fully resolved or paid in full, excepting only those payable or requiring future reclamation with respect to citations, notices of non-compliance and notices of violation which are set forth on Schedule 4.20(a) and designated as still outstanding and unresolved, none of which shall have a Material Adverse Effect; and none of the Phoenix Group Entities is subject to or under any cessation orders or cease and desist orders issued by the Commonwealth of Kentucky, OSMRE or MSHA or any other Governmental Body; and
          (vii) none of the matters set forth on Schedule 4.20(a) are reasonably likely to have a Material Adverse Effect.
          (b) Schedule 4.20(b) sets forth a complete and accurate list of each Governmental Authorization (including all permits and Mining Authorizations) that is held by any of the Phoenix Group Entities that relates to the Surface Mining Business or otherwise to any of the assets owned or used by any of the Phoenix Group Entities in the Surface Mining Business, and further the following shall apply with respect thereto:
          (i) each Governmental Authorization set forth on Schedule 4.20(b) is valid and in full force and effect;
          (ii) all applications required to have been filed for the timely renewal of the Governmental Authorizations set forth on
Schedule 4.20(b) have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies; and
          (iii) the Governmental Authorizations set forth on Schedule 4.20(b) collectively constitute all of the Governmental Authorizations necessary to permit the Phoenix Group Entities to lawfully conduct and operate the Surface Mining Business in the manner the Phoenix Group Entities currently conduct and operate the Surface Mining Business and to permit the Phoenix Group Entities to own and use the assets of the Surface Mining Business in the manner in which they currently own and use such assets.
          (c) subject to the approvals of Governmental Bodies provided for in Section 7.1, the execution, delivery and performance by the Phoenix AA Parties of this Agreement and any of the other documents referred to herein to which the Phoenix AA Parties are a party and consummation of the Acquisition Transaction (i) will require no action by or in respect of, or any Consent from, any Governmental Body, (ii) will not give any Governmental Body the right to challenge any portion of the Acquisition Transaction or exercise any remedy or obtain any relief under any Legal

40

Requirement to which any of the Phoenix Group Entities are subject and (iii) will not contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel or terminate, any Governmental Authorization that is held by any of the Phoenix Group Entities and which relates to the Surface Mining Business.
          (d) With respect to Mining Authorizations, there are no applications for Mining Authorizations in the name of any of the Phoenix Group Entities other than those set forth on Schedule 4.20(d) (the “Mining Applications"); the Phoenix Group Entities would, on grant of any such Mining Applications, hold legal and beneficial title to the entire interest in each of such Mining Applications; except as set forth on Schedule 4.20(d), each of the Mining Applications has been made in accordance and compliance with all applicable Legal Requirements; and the Phoenix Group Entities have not received any written or other communication that indicates that any of the Mining Applications will not be granted, provided that Sellers make no representation or warranty regarding the expected approval date of any such Mining Applications or whether any such Mining Applications will ever be approved.
          (e) The Phoenix Group Entities have, in connection with the Surface Mining Business, posted all deposits, letters of credit, guarantees, indemnities, trust funds, bid bonds, performance bonds, reclamation bonds and surety bonds (and all such similar undertakings) required to be posted in connection with its operations, including those necessary to secure the performance of the reclamation or other obligations of the Phoenix Group Entities pursuant to, in connection with or as a condition of the Governmental Authorizations (collectively, the “Company Surety Bonds”). Except as set forth on Schedule 4.20(e), the Company Surety Bonds are in amounts, and are in all other respects, sufficient for their purpose and are in full force and effect and no facts exist that could require the Phoenix Group Entities to increase the amounts of the Company Surety Bonds. All of the Company Surety Bonds are listed on a list set forth on Schedule 4.20(e), and such list includes all obligees, beneficiaries, amounts and effective dates and the purpose of each such Company Surety Bond, including the permit number to which it relates. Except as set forth on Schedule 4.20(e): (i) the Phoenix Group Entities are in compliance with all of the Company Surety Bonds applicable to them; and (ii) the operation of the Mining Activities of the Phoenix Group Entities and processing operations and the state of reclamation with respect to the Company Surety Bonds and the Governmental Authorizations are “current” or in “deferred status” regarding reclamation obligations and otherwise and are otherwise in material compliance with all applicable mining, reclamation and analogous Legal Requirements.
          (f) Neither any of the Phoenix Group Entities nor any Person “owned or controlled” by any of the Phoenix Group Entities, or any Person that “owns or controls” any of the Phoenix Group Entities or any Related Person of any of the Phoenix Group Entities, has been notified in writing or otherwise by OSMRE or the agency of any state administering the SMCRA or any comparable state statute that it is: (i) ineligible to receive additional surface mining permits or any other Mining Authorizations or Governmental Authorizations (i.e., “permit blocked” under OSMRE’s Applicant Violator System (AVS)); or (ii) is under investigation to determine whether its eligibility to receive or maintain any such Governmental Authorizations should be revoked. No facts exist that presently or upon the giving of notice or the lapse of time or otherwise would render any of the Phoenix Group Entities ineligible to receive surface mining permits or any other

41

potential Mining Authorizations or Governmental Authorizations. As used herein, the terms “owned or controlled” and “owns or controls” shall be defined as set forth in 30 C.F.R. Section 701.5.
          4.21 Legal Proceedings; Orders
          (a) Except as set forth on Schedule 4.21(a), there is no pending Proceeding:
          (i) that has been commenced by or against any of the Phoenix Group Entities with respect to the Surface Mining Business or that otherwise relates to or may affect the Surface Mining Business or any of the assets owned or used by any of the Phoenix Group Entities in the Surface Mining Business;
          (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, this Agreement and/or the Acquisition Transaction; or
          (iii) that is related to any of the Mining Authorizations.
          (b) To the Knowledge of any of the Phoenix Group Entities, except as set forth on Schedule 4.21(a), (i) no such Proceeding has been Threatened and (ii) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Sellers have made available to the Buyer copies of all pleadings, correspondence and other documents relating to each Proceeding set forth on Schedule 4.21(a). The Proceedings set forth on Schedule 4.21(a) will not have a Material Adverse Effect.
          (c) Except as set forth on Schedule 4.21(c):
          (i) there is no Order with respect to the Surface Mining Business to which any of the Phoenix Group Entities, or any of the assets owned or used by any of the Phoenix Group Entities with respect to the Surface Mining Business, is subject or in respect of any of the Mining Authorizations or Governmental Authorizations; and
          (ii) no Person is subject to any Order that prohibits such Person from engaging in or continuing any conduct, activity or practice relating to the Surface Mining Business.
          (d) Except as set forth on Schedule 4.21(d):
          (i) the Phoenix Group Entities are, and since December 31, 2006 have been, in full compliance with all of the terms and requirements of each Order with respect to the Surface Mining Business to which they, or any of the assets owned or used by them in the Surface Mining Business, are or have been subject;
          (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order with respect to the Surface Mining Business to which any of the Phoenix Group Entities, or any of the assets owned or used by any of the Phoenix Group Entities in the Surface Mining Business, is subject; and

42

          (iii) none of the Phoenix Group Entities has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible or potential violation of, or failure to comply with, any term or requirement of any Order with respect to the Surface Mining Business to which any of the Phoenix Group Entities or any other Person, or any of the assets owned or used by any of the Phoenix Group Entities in the Surface Mining Business, is or has been subject.
          (e) Except as set forth on Schedule 4.21(e), to the Knowledge of any of the Phoenix Group Entities, there are no existing Claims by Persons owning, controlling or occupying lands or realty adjoining or near any of the Owned Real Property or the Leased Real Property and/or the AT Coal Reserves regarding, with respect thereto, adverse possession, the location of boundary lines, encroachments, mineral rights, subsidence, water quality or quantity, flood damage, blasting damage, trespass, waste, transportation of coal or other materials, nuisances or any other similar matter.
          4.22 Insurance
          (a) Schedule 4.22(a) sets forth the policies of insurance to which any of the Phoenix Group Entities is a party or under which any of the Phoenix Group Entities, or any director, manager or officer of any of the Phoenix Group Entities, is covered and which are in force for the current policy year. The Sellers have made available to the Buyer:
          (i) true and complete copies of all policies of insurance to which any of the Phoenix Group Entities is a party or under which any of the Phoenix Group Entities, or any director, manager or officer of any of the Phoenix Group Entities, is or has been covered at any time within the three (3) policy years preceding the date of this Agreement;
          (ii) true and complete copies of all pending applications for policies of insurance; and
          (iii) any statement by the accountant for the Phoenix Group Entities with regard to the adequacy of the insurance coverage of any of the Phoenix Group Entities or of the reserves for claims.
          (b) Schedule 4.22(b) sets forth:
          (i) any self-insurance arrangement by or affecting any of the Phoenix Group Entities, including any reserves established thereunder; and
          (ii) any Contract or other arrangement with respect to the Surface Mining Business, other than a policy of insurance, for the transfer or sharing of any risk by any of the Phoenix Group Entities.
          (c) Schedule 4.22(c) sets forth, by year, for the current policy year and the preceding two (2) policy years, a summary of the loss experience under each policy.
          (d) Except as set forth on Schedule 4.22(d):

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          (i) all policies to which any of the Phoenix Group Entities is a party or that provide coverage to any of the Phoenix Group Entities, or any director, manager or officer of any of the Phoenix Group Entities:
(A)	are valid, outstanding and enforceable;

(B)	to the Knowledge of any of the Phoenix Group Entities, are issued by an insurer that is financially sound and reputable;

(C)	are sufficient for compliance with all Legal Requirements and Contracts to which any of the Phoenix Group Entities is a party or by which any of the Phoenix Group Entities is bound; and

(D)	do not provide for any retrospective premium adjustment or other experienced-based or tail liability on the part of any of the Phoenix Group Entities or any director thereof;
          (ii) none of the Phoenix Group Entities has received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder;
          (iii) the Phoenix Group Entities have paid, or caused to be paid, all premiums due, and have otherwise performed all of their obligations, under each insurance policy to which any of the Phoenix Group Entities is a party or that provides coverage to any of the Phoenix Group Entities; and
          (iv) to the Knowledge of any of the Phoenix Group Entities, the Phoenix Group Entities have given notice to the appropriate insurer of all Claims that may be insured by such insurer.
          4.23 Solvency
     None of the Phoenix Group Entities has stopped or suspended payment of its debts, become unable to pay its debts as they become due or otherwise become insolvent in any jurisdiction. None of the Phoenix Group Entities is the subject of any pending, rendered or Threatened insolvency proceedings of any character. None of the Phoenix Group Entities has made an assignment for the benefit of creditors or taken any action with a view to or that could constitute a valid basis for the institution of any such insolvency proceedings.
          4.24 Relationships with Related Persons
     Except as set forth on Schedule 4.24, no officer, director, manager, shareholder (except shareholders of PCI), member or Related Person of any of the Acquired Phoenix Entities has any interest in any property (whether real, personal or mixed, and whether tangible or intangible), used in or pertaining to the Surface Mining Business conducted by the Phoenix Entities. Except as set forth on Schedule 4.24, no executive officer, director, manager, shareholder (except shareholders of

44

PCI), member or Related Person of any of the Acquired Phoenix Entities owns (of record or as a beneficial owner) an equity interest or any other financial or profit interest in a Person that (a) has business dealings or a material financial interest in any transaction with any of the Acquired Phoenix Entities relating to the Surface Mining Business or (b) engages in competition with any of the Acquired Phoenix Entities with respect to the Surface Mining Business. Except as set forth on Schedule 4.24, no executive officer, director, manager, shareholder (except shareholders of PCI), member or Related Person of any of the Acquired Phoenix Entities is a party to any AT Contract, or has any Claim or right against any of the Acquired Phoenix Entities. Except as set forth on Schedule 4.24, no officer, director, manager, shareholder, member or Related Person of any of the Acquired Phoenix Entities provides in any other capacity any services to any of the Acquired Phoenix Entities.
          4.25 No Brokers or Finders
     Except for Cormark, neither any of the Phoenix Group Entities nor any of their Representatives have incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement or any of the other documents referred to herein or otherwise with respect to the Acquisition Transaction. The Sellers are solely responsible for any fees or commissions owed to Cormark for brokerage or finders’ fees or for agents’ commissions or other similar payment in connection with this Agreement or any of the other documents referred to herein or otherwise with respect to the Acquisition Transaction, and the Buyer will not incur any liability to Cormack for brokerage or finders’ fees or for agents’ commissions or other similar payment in connection with this Agreement or any of the other documents referred to herein or otherwise with respect to the Acquisition Transaction.
          4.26 Certain Payments; Grants and Allowances
     None of the Acquired Phoenix Entities, any of the Representatives of the Acquired Phoenix Entities, or any other Person associated with or acting for or on behalf of any of the Acquired Phoenix Entities has directly or indirectly, with respect to or on behalf of the Surface Mining Business, (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services, (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of any of the Acquired Phoenix Entities or any Related Person of any of the Acquired Phoenix Entities, or (iv) in violation of any Legal Requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Acquired Phoenix Entities. None of the Acquired Phoenix Entities has received with respect to the Surface Mining Business any grant, allowance, aid or subsidy from any Governmental Body during the last three (3) years including any such payments which are currently due and owing as a result of any act or failure to act by any of the Acquired Phoenix Entities or which would become due and owing as a result of the consummation of the Acquisition Transaction.

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          4.27 Customers and Suppliers
     Set forth on Schedule 4.27 is a list of the top five (5) customers of the Surface Mining Business (determined on the basis of revenues) for each of the last three (3) completed fiscal years. Except as set forth on Schedule 4.27 and Schedule 4.14(d), since December 31, 2006, there has not been (a) any adverse change to any of the Acquired Phoenix Entities in its business relationship with any of its customers (including the customers set forth on Schedule 4.27) or suppliers, or (b) any adverse change to any of the Acquired Phoenix Entities in any term (including credit terms) of the agreements or other arrangements with any such customers or suppliers, in each case other than in the Ordinary Course of Business. Except as set forth on Schedule 4.27, since December 31, 2006, none of the Acquired Phoenix Entities has received any customer complaints relating to the Surface Mining Business, nor has any of the Acquired Phoenix Entities had any of its coal deliveries returned or rejected by a purchaser thereof, other than complaints in the Ordinary Course of Business which have not, and are not likely to have, individually or in the aggregate, an adverse effect on the relationship of any of the Acquired Phoenix Entities with any customer of the Surface Mining Business. Except as set forth on Schedule 4.27, to the Knowledge of any of the Acquired Phoenix Entities, none of the customers of, or suppliers to, the Surface Mining Business has a current intention to suspend deliveries or to cancel, terminate or otherwise modify their relationship with any of the Acquired Phoenix Entities.
          4.28 Disclosure
          (a) No representation or warranty or other statement made by the Sellers in this Agreement, the Schedules, the certificates and other documents delivered pursuant to this Agreement or otherwise in connection with the Acquisition Transaction contains an untrue statement or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.
          (b) To the Knowledge of any of the Acquired Phoenix Entities, there is no fact that has specific application to any of the Acquired Phoenix Entities (other than general economic or industry conditions) and that materially adversely affects or, as far as any of the Acquired Phoenix Entities can reasonably foresee, materially Threatens, the assets, business, prospects, financial condition or results of operations of the Acquired Phoenix Entities relating to the Surface Mining Business that has not been set forth in this Agreement or the Schedules.
          4.29 Scope of Representations, Warranties and Covenants
     EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT AND THE PAAP ANCILLARY DOCUMENTS, THE SELLERS ARE NOT MAKING ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OF ANY NATURE WHATSOEVER WITH RESPECT TO THE AT ASSETS, THE AT LIABILITIES, THE SURFACE MINING BUSINESS OR THE PHOENIX GROUP ENTITIES. THE SELLERS DO NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING THE FUTURE OPERATIONS, PROJECTIONS OF ANY NATURE, FINANCIAL REQUIREMENTS OR

46

PERFORMANCE OF THE SURFACE MINING BUSINESS OR THE ACQUIRED PHOENIX ENTITIES.
5. REPRESENTATIONS AND WARRANTIES OF BUYER
     The Buyer represents and warrants to the Sellers as of the date hereof and as of the Closing as follows:
          5.1 Organization and Good Standing
     The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio. The Buyer has full limited liability company power and authority to carry on its business, to own, lease or use the assets that it purports to own, lease or use in its business and to operate its properties in connection with its business.
          5.2 Authority; No Conflicts
          (a) The Buyer has the requisite power and authority to execute and deliver this Agreement and each of the Buyer Ancillary Documents, to perform its obligations hereunder and thereunder, and to consummate the Acquisition Transaction. The execution, delivery and performance by the Buyer of this Agreement and the consummation of the Acquisition Transaction have been duly authorized by all requisite action on the part of the Buyer. The Buyer has duly executed and delivered this Agreement, and on the Closing Date will have duly executed and delivered each of the Buyer Ancillary Documents. This Agreement constitutes, and on the Closing Date each of the Buyer Ancillary Documents will constitute, the legal, valid and binding obligations of the Buyer enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies generally and to general principles of equity.
          (b) The execution, delivery and performance by the Buyer of this Agreement and the Buyer Ancillary Documents, and the consummation of the Acquisition Transaction, do not and will not in any material respects (with or without the giving of notice, the lapse of time or both): conflict with, contravene, result in a violation or breach of, result in a default under, give rise to a right of acceleration, amendment, cancellation, modification, termination or vesting under, result in a decreased right of the Buyer or obligation of any other Person under, or result in an increased or additional obligation of the Buyer or right of any other Person under, (a) any applicable Legal Requirement, (b) the Organizational Documents of the Buyer or (c) any Contract to which the Buyer is a party or by which the Buyer or any of its material properties or assets may be bound or affected.
          5.3 Certain Proceedings
     There is no pending Proceeding that has been commenced against the Buyer and that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Acquisition Transaction. To the Buyer’s Knowledge, no such Proceeding has been Threatened.

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          5.4 No Brokers or Finders
     The Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement or the Acquisition Transaction.
          5.5 Scope of Representations, Warranties and Covenants
     EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT AND THE BUYER ANCILLARY DOCUMENTS, THE BUYER IS NOT MAKING ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND, EXPRESS, IMPLIED, OR STATUTORY.
6. COVENANTS OF SELLERS
     6.1 Operation of Business
     From the date hereof to the Closing (or the earlier termination of this Agreement in accordance with Section 11.1), except as expressly permitted or required by this Agreement or as otherwise consented to by the Buyer in writing, the Sellers agree to use their best efforts to (a) carry on the Surface Mining Business in the ordinary course, in substantially the same manner as heretofore conducted, and to preserve intact in all material respects the present business organization of the Phoenix Entities with respect to the Surface Mining Business, maintain the properties and assets of the Phoenix Entities with respect to the Surface Mining Business in good operating condition and repair, keep available the services of the present officers and significant employees of the Phoenix Entities with respect to the Surface Mining Business, and preserve the relationship with customers, suppliers and others having business dealings with the Phoenix Entities with respect to the Surface Mining Business, and (b) not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties of the Sellers set forth herein that would entitle the Buyer to terminate this Agreement under Section 11.1. Without limiting the generality of the foregoing, except (x) as set forth in Schedule 6.1 and (y) as may be reasonably required to satisfy the conditions set forth in Article 9, the Phoenix Entities shall not, without the written consent of the Buyer (which consent shall not be unreasonably withheld, delayed or conditioned):
          (i) sell, assign, license, lease, or otherwise dispose of any of the AT Assets which are material, individually or in the aggregate, to the Surface Mining Business, except in the Ordinary Course of Business;
          (ii) mortgage, pledge or otherwise encumber or subject to an Encumbrance (other than a Permitted Encumbrance) any of the AT Assets;
          (iii) accelerate the delivery or sale of products or services of the Surface Mining Business, or offer discounts or price protection on the sale of products or services of the Surface Mining Business or premiums thereon, except in the Ordinary Course of Business consistent with past practice;

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          (iv) make any material changes in the selling, distribution, advertising, promotion, terms of sale or collection, purchase or payment practices of the Phoenix Entities with respect to the Surface Mining Business other than in the Ordinary Course of Business;
          (v) purchase, order or otherwise acquire inventory with respect to the Surface Mining Business in excess of reasonably forecasted requirements in the Ordinary Course of Business;
          (vi) increase or add any salary, bonuses or other compensation, or adopt, amend, suspend, or terminate any benefit plan (including a Company Benefit Plan), in any manner that could reasonably be expected to increase the costs, liabilities, or obligations with respect to the APE Employees;
          (vii) enter into, amend or terminate any agreement containing covenants that in any way purport to restrict the business activity of the Phoenix Entities with respect to the Surface Mining Business or limit the freedom of the Acquired Phoenix Entities to engage in any line of business or compete with any Person; or
          (viii) enter into a written agreement to do any of the foregoing.
     6.2 Access and Investigation
     Between the date of this Agreement and the Closing Date (or the earlier termination of this Agreement in accordance with Section 11.1), the Sellers shall (a) afford the Buyer, and its Representatives and lenders and their Representatives (collectively, the “Buyer’s Advisors”), reasonable access, during normal business hours and upon reasonable prior notice, to the personnel, properties, contracts, books and records, and other documents and data of the Phoenix Entities, and (b) furnish the Buyer and the Buyer’s Advisors with such additional financial, operating and other data and information as the Buyer may reasonably request; provided, however, that such investigation shall be conducted in a manner so as to minimize any unreasonable disruptions to the operations of the businesses of the Phoenix Entities. All information disclosed pursuant to this Section 6.2 shall be subject to the Confidentiality Agreement, effective May 12, 2009, between PCI and the Buyer (the “Confidentiality Agreement”).
     6.3 No Negotiation
     Between the date of this Agreement and the Closing, or until such time, if any, as this Agreement is terminated pursuant to Section 11.1, none of the Phoenix Group Entities shall directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than the Buyer) relating to any transaction (a) involving the sale of the Surface Mining Business of the Phoenix Entities or any of the assets thereof including the AT Assets (other than in the Ordinary Course of Business) or (b) in which there would be any merger, consolidation, business combination, or similar transaction involving any of the Phoenix Reorganization Entities.

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     Notwithstanding the foregoing, the Sellers may, in response to an Acquisition Proposal that reasonably is expected to result in a Superior Proposal, (a) furnish non-public information with respect to the Phoenix Group Entities and the Surface Mining Business to the Person who made such Acquisition Proposal pursuant to a confidentiality agreement on terms no more favorable to such Person than the Confidentiality Agreement, (b) participate in discussions or negotiations with such Person regarding such Acquisition Proposal, and (c) enter into a definitive agreement with respect to such Acquisition Proposal, if and so long as PCI’s Board of Directors determines in good faith that such action is required in order for the Board of Directors to comply with its fiduciary duties under applicable law.
     The Sellers shall promptly notify the Buyer orally (within two (2) days) and in writing (within four (4) days) of any Acquisition Proposal, including the identity of the Person making such Acquisition Proposal. The Sellers shall keep the Buyer informed of any developments with respect to any such Acquisition Proposal immediately upon the occurrence thereof. The Sellers shall also continue to negotiate in good faith with the Buyer to facilitate a potential counterproposal to such Acquisition Proposal, unless and until the Sellers execute a definitive purchase agreement with respect to such Acquisition Proposal.
     6.4 Destruction of Confidential Information
     In the event this Agreement is terminated in accordance with Section 11.1 and the Acquisition Transaction is not consummated, the Buyer agrees, upon the written request of the Sellers, to promptly destroy all confidential materials received from any of the Phoenix Entities.
     6.5 Required Approvals of Governmental Bodies
     The Sellers shall, and shall cause each of their Related Persons to, cooperate with the Buyer with respect to all filings that the Buyer and/or one or more of its Related Persons is required by Legal Requirements to make in connection with the Acquisition Transaction, including without limitation with respect to the transfer of the AT Governmental Authorizations and assisting the Buyer in substituting reclamation bonds or other collateral at the lowest possible cost. In this regard, if and to the extent there are any applications included in the AT Governmental Authorizations which cannot be transferred until the same have been issued, the Sellers shall at the Buyer’s expense continue to pursue diligently all such applications until such issuance and then continue their cooperation in getting the AT Governmental Authorizations the subject thereof transferred to the Buyer (or the Acquired Phoenix Entity designated by the Buyer).
          6.6 Commercially Reasonable Efforts
     Prior to the Closing, the Sellers shall use their commercially reasonable efforts to cause the conditions in Article 9 to be satisfied.
          6.7 Restrictive Covenants
     In order to induce the Buyer to enter into the Acquisition Transaction and in consideration thereof, the Sellers have agreed to the provisions of this Section 6.7, as follows:

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          (a) For a period of seven (7) years after the Closing Date (the “Restricted Period”), each of the Sellers agrees that it will not, and will cause the other Phoenix Group Entities (collectively with the Sellers, the “Restricted Parties”) not to, directly or indirectly, own, manage, operate or control or participate in the ownership, management, operation or control of any Person that competes with the Surface Mining Business by conducting a Competing Business. For purposes hereof, a “Competing Business” is any business that (i) acquires, owns, leases, subleases, develops or otherwise controls any real property (surface or mineral) which is used in the surface coal mining business or applying for any Mining Authorizations with respect to surface coal mining or mining, producing, acting as a contract miner, engaging a contract miner, marketing, brokering or selling or reselling surface mined coal, from within the Illinois Coal Basin, or (ii) produces, markets, brokers, sells or resells coal to any customer or former customer or an affiliate of any customer or former customer of the Phoenix Group Entities or any of their Related Persons; provided, however, that the Buyer acknowledges and agrees that the Excluded Subsidiaries hold rights relating to the Excluded Subsidiaries Surface Mining, and that any actions taken by the Excluded Subsidiaries in connection with the Excluded Subsidiaries Surface Mining (including without limitation selling the surface mined coal to current and former customers of the Phoenix Group Entities and their Related Persons) will not constitute a “Competing Business” hereunder. For the avoidance of doubt, the Buyer acknowledges and agrees that nothing contained in this Section 6.7(a) or elsewhere in this Agreement shall constitute a limitation or restriction on the ability of the Excluded Subsidiaries to conduct deep mining operations, sell deep mined coal, or acquire, own, lease, sublease, develop or otherwise control any real property (surface or mineral) which is used in such deep coal mining, in each case whether within or outside the Illinois Coal Basin.
          (b) For the Restricted Period, each of the Sellers agrees that it will not, and will cause each of the Restricted Parties not to, directly or indirectly, (i) entice, induce or attempt to cause any officer, director, manager, shareholder, member, employee, agent or consultant of the Buyer or any of its Related Persons (including any of the same previously serving in any such capacity with the Phoenix Group Entities) to terminate his or her employment with the Buyer or such Related Person, or (ii) hire or employ any APE Employee that Buyer designates as critical pursuant to Section 9.8(b).
          (c) Each of the Sellers shall, and shall cause each of its Related Persons to, maintain the confidentiality of, and not use, (i) confidential or proprietary information regarding the Surface Mining Business as conducted by the Phoenix Entities or (ii) trade secrets regarding the Surface Mining Business as conducted by the Phoenix Entities; provided that this Section 6.7(c) shall not apply to information: (A) that becomes available to such Person after the Closing from a source other than the Phoenix Group Entities or any of their Representatives (and not as a result of a violation of a contractual restriction or fiduciary duty known to such Person); or (B) that was or becomes generally available to the public (and not as a result of a violation of a contractual restriction or fiduciary duty known to such Person). Notwithstanding the preceding sentence, the Sellers (and their Related Persons) may make, and may permit, disclosure of such information (I) in response to any judicial or administrative proceedings (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand or similar process), (II) if requested by a Governmental Body or (III) to avoid violating any applicable securities laws; provided that the Sellers shall, to the extent practicable, promptly notify the Buyer thereof and

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cooperate with the Buyer at the Buyer’s reasonable request and cost if the Buyer should seek to obtain an Order that confidential treatment will be accorded to such information.
          (d) The Sellers acknowledge that all of the restrictions in this Section 6.7 are reasonable in all respects, including duration, geographical limitation and scope of activity restricted. The Sellers agree that each of the covenants contained in this Section 6.7 shall be construed as separate agreements independent of any other provision of this Agreement or of any other agreement between the Sellers and the Buyer or any other Person. The Sellers agree that the existence of any claim or cause of action by any of the Sellers against the Buyer or any other entity, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement of the covenants and restrictions contained in this Section 6.7. The Sellers acknowledge that an actual Breach, or Threatened Breach, by any of the Sellers of the provisions of this Section 6.7 shall cause irreparable harm to the Buyer, which harm cannot be fully redressed by the payment of damages to the Buyer. Accordingly, the Buyer shall be entitled, in addition to any other right or remedy it may have at law or in equity, to an injunction enjoining or restraining any of the Sellers (and their Related Persons) from any Breach or Threatened Breach of the provisions of this Section 6.7. The Sellers hereby waive the defense in any equitable proceeding that there is an adequate remedy at law for any such actual or Threatened Breach. Moreover, in the event of a Breach by any of the Sellers of any covenant of this Section 6.7, the term of such covenant shall be extended by the period of the duration of such Breach.
          (e) The Sellers shall at or before the Closing cause each of the Key Phoenix Entities Persons to execute Restrictive Covenants Agreement (the “Restrictive Covenants Agreements”) with the Buyer pursuant to which the Key Phoenix Entities Persons are bound by the restrictive covenants set forth in this Section 6.7.
          6.8 Employee Matters
     The Sellers hereby agree to cooperate with the Buyer and use their commercially reasonable efforts to cause the APE Employees referred to in Section 9.8 to be employed by the Acquired Phoenix Entities as of the Closing. The matters described in this Section 6.8 for cooperation between the Sellers and the Buyer are hereinafter referred to as the “Employee Matters.”
          6.9 Liabilities of Phoenix Group Entities
     Excluding only the AT Liabilities, the Sellers shall be responsible for and shall satisfy all of the obligations, indebtedness, causes of action and other liabilities of any kind of or against any of the Phoenix Group Entities including the assumption of the defense thereof, whether contingent, accrued or matured, known or unknown. Without limitation as to the foregoing, the Sellers acknowledge and agree that they are responsible for and shall pay all liabilities constituting fines and penalties hereafter levied for violations listed or required to be listed on Schedule 4.15.
          6.10 APE Financial Statements
     The Sellers agree to provide to the Buyer, prior to the Closing, estimated APE Financial Statements for the period consisting of the portion of calendar year 2009 ended on the Closing Date,

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which shall be adjusted by the Sellers as necessary and finalized within ninety (90) days after the Closing Date to provide the Buyer with accurate APE Financial Statements.
          6.11 Rose France Reserves
     The Sellers shall use their commercially reasonable efforts to assist the Buyer (or any Acquired Phoenix Entity or any of their respective Affiliates as designated by the Buyer) in obtaining one or more lease agreements, which contains terms and conditions customary in the area where the Rose France Reserves are located and which is in form and substance acceptable to the applicable lessor and reasonably acceptable to the Buyer (with respect to the Rose France Surface Leasehold as defined below, the Buyer acknowledges that a royalty to the lessor of 4% is acceptable) (an “Acceptable RFR Lease”), granting to the Buyer (or any Acquired Phoenix Entity or any of their respective Affiliates as designated by the Buyer) a leasehold interest in (a) all of the surface property overlying the Rose France Reserves (the “Rose France Surface Leasehold ”) and (b) the Rose France Reserves themselves (the “Rose France Mineral Leasehold”). In the event the Sellers present the Buyer with an Acceptable RFR Lease with respect to the Rose France Surface Leasehold on or prior to December 31, 2009 (the “RFR Surface Leasehold Condition”), 50% of the RFR Fee shall be earned and paid into the escrow under the Escrow Agreement as provided in Section 2.3(d); in the event the Sellers do not satisfy the RFR Surface Leasehold Condition, said 50% of the RFR Fee shall be forfeited by the Sellers and shall not at any time be deposited into such escrow or otherwise credited or paid to or for the benefit of the Sellers. In the event the Sellers present the Buyer with an Acceptable RFR Lease with respect to the Rose France Mineral Leasehold on or prior to June 30, 2010 (the “RFR Mineral Leasehold Condition,” and collectively with the RFR Surface Leasehold Condition, the “RFR Conditions”), the other 50% of the RFR Fee shall be earned and paid into the escrow under the Escrow Agreement as provided in Section 2.3(d); in the event the Sellers do not satisfy the RFR Mineral Leasehold Condition, said 50% of the RFR Fee shall be forfeited by the Sellers and shall not at any time be deposited into such escrow or otherwise credited or paid to or for the benefit of the Sellers. For the avoidance of doubt, if the Sellers fail to accomplish timely either of the RFR Conditions as set forth in the immediately preceding two sentences, then there will be no RFR Fee and thus there would then be no RFR Fee amount to be deposited by the Buyer with the Escrow Agent in the escrow being maintained pursuant to the Escrow Agreement as provided in Section 2.3(d).
7. COVENANTS OF BUYER
          7.1 Required Approvals of Governmental Bodies
     The Buyer acknowledges that the “transfer” of any AT Governmental Authorizations, whether by reason of an actual transfer from a Phoenix Reorganization Entity to another Phoenix Reorganization Entity that is an Acquired Phoenix Entity or a change in control of any Acquired Phoenix Entity holding any AT Governmental Authorizations, shall in each case require filings to be made with, and approvals of, certain Governmental Bodies. The Buyer shall, and shall cause each of its Related Persons to, prepare all filings required by Legal Requirements to be made by them to consummate the Acquisition Transaction, including without limitation documentation to transfer the Governmental Authorizations. The Buyer shall, and shall cause each of its Related Persons to, cooperate with the Sellers with respect to all filings that the Sellers and/or one or more of their Related Persons are required by Legal Requirements to make in connection with the

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Acquisition Transaction; provided that this Agreement shall not require the Buyer to dispose of, or make any change in, any portion of its business to obtain a Governmental Authorization.
          7.2 Commercially Reasonable Efforts
     Prior to the Closing, the Buyer shall use its commercially reasonable efforts to cause the conditions in Article 10 to be satisfied.
          7.3 Release of Reclamation Obligations Collateral
     In addition to the Buyer taking by the Closing the action required by Section 2.3(b), the Buyer hereby agrees after the Closing to pursue on a commercially reasonable basis the matters described in Section 2.3(b) in order to obtain as soon as possible for the Remaining Phoenix Entities the release and return of their collateral securing the AT Reclamation Obligations.
          7.4 Employee Matters
     The Buyer hereby agrees to cooperate with the Sellers with respect to the Employee Matters. Further, the Buyer hereby agrees (a) to hire or cause the Acquired Phoenix Entities to hire a sufficient number of the APE Employees so that as of the Closing the Acquisition Transaction will not result in a “mass layoff” or “plant closing” under the Workers Adjustment and Retraining Notification Act (the “WARN Act”) and (b) to be responsible for any action by the Buyer or the Acquired Phoenix Entities after the Closing with respect to the APE Employees who are employed by the Acquired Phoenix Entities as of the Closing that results in a “mass layoff” or “plant closing” under the WARN Act.
          7.5 AT Liabilities
     The Buyer and the Acquired Phoenix Entities shall be responsible for and shall satisfy and discharge the AT Liabilities as they become due.
8. MUTUAL COVENANTS OF PARTIES
     8.1 Further Actions
          (a) From the date hereof to the Closing (or the earlier termination of this Agreement in accordance with Section 11.1), each party agrees to use its commercially reasonable efforts to take all actions and to do all things necessary or appropriate to consummate the Acquisition Transaction, including without limitation (i) filing or supplying all applications, notifications and information required to be filed or supplied by it pursuant to applicable Legal Requirements, (ii) obtaining all material Consents (including all Governmental Authorizations) necessary to be obtained by it in order to consummate the Acquisition Transaction, and (iii) coordinating and cooperating with the other parties in exchanging such information and providing such reasonable assistance as may be reasonably requested by such other parties.
          (b) From the date hereof to the Closing (or the earlier termination of this Agreement in accordance with Section 11.1), each party shall promptly notify the other parties in writing of any

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fact, condition, event or occurrence that will or is reasonably likely to result in the failure of any of the conditions contained in Articles 9 and 10 (to the extent applicable to such party) to be satisfied.
     8.2 Public Announcements
     From the date hereof to the Closing and except as required by applicable Legal Requirements, no party shall make any public announcement in respect of this Agreement or the Acquisition Transaction without the prior written consent of the Sellers and the Buyer.
     8.3 Tax Matters
          (a) Notwithstanding anything in this Agreement to the contrary, the Sellers shall jointly and severally indemnify and hold harmless the Buyer and its Related Persons against and from any and all liability for any Taxes of the Remaining Phoenix Entities as a result of the Acquisition Transaction or otherwise. For the avoidance of doubt, no indemnification payment under this Section 8.3(a) shall be subject to the limitations on indemnity contained in Article 12.
          (b) The Sellers shall remain responsible to prepare and file or cause to be prepared and filed and pay all Taxes due with respect to all Tax Returns for the Acquired Phoenix Entities which are filed on or after the Closing Date with respect to a taxable period ending prior to or on the Closing Date (the “Pre-Closing Tax Period”). Upon the request of the Sellers and if and as required by law, the Buyer shall, and shall cause the Acquired Phoenix Entities to, timely sign and file each such Tax Return prepared by the Sellers and delivered to the Buyer, unless any such Tax Return is manifestly inconsistent with law. The Buyer covenants not to amend any Tax Returns of the Acquired Phoenix Entities for the Pre-Closing Tax Period without the prior written consent of the Sellers, and the Buyer agrees that the Sellers shall have the right to amend any such Tax Returns if such amendment would not have an adverse effect on the Buyer or the Acquired Phoenix Entities in a Post-Closing Tax Period (as defined below), and that, upon the request of the Sellers and if and as required by law, the Buyer shall sign and file, or cause the Acquired Phoenix Entities to sign and file, as applicable, all such amended Tax Returns.
          (c) The Sellers shall also remain responsible to prepare and file or cause to be prepared and filed and pay all Taxes due with respect to all Tax Returns for the Remaining Phoenix Entities which are filed on or after the Closing Date, whether or not any such Tax Return is with respect to a taxable period ending prior to, on or after the Closing Date.
          (d) The Buyer shall be liable for and indemnify, defend and hold harmless the Sellers and their Related Persons from and against any and all Taxes imposed on or with respect to the Acquired Phoenix Entities or their respective operations, ownership, assets or activities for any Post-Closing Tax Period. For the avoidance of doubt, no indemnification payment under this Section 8.3(d) shall be subject to the limitations on indemnity contained in Article 12.
          (e) The Buyer shall cause the Acquired Phoenix Entities to promptly remit to the Sellers any refund of Taxes of the Acquired Phoenix Entities with respect to a Pre-Closing Tax Period (including without limitation, if received by the Acquired Phoenix Entities, expected refunds of $319,000 for Charolais Mining Company, LLC, $73,000 for R&L Winn, Inc. and $108,000 for C&R Coal, Inc. and Renfro Equipment Inc.), except to the extent that (i) such refund

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is attributable to actions not in the Ordinary Course of Business taken by the Buyer or the Acquired Phoenix Entities on or after the Closing Date, or (ii) such refund is attributable to the carryback of a Tax attribute (including without limitation a net operating loss, net capital loss, or research and development credit) arising in a period other than a Pre-Closing Tax Period (a “Post-Closing Tax Period”), and the carryback of such Tax attribute does not reduce the amount of any refund that would otherwise be received by the Sellers. All other refunds of Taxes of the Acquired Phoenix Entities shall be for the account of the Acquired Phoenix Entities.
          (f) If the Sellers pay a Tax for a Pre-Closing Tax Period as a result of an adjustment by a Governmental Body of a Tax Return for such period, and any Acquired Phoenix Entity realizes a Tax benefit (including without limitation a refund, credit, or reduction in Tax) in a Post- Closing Tax Period as a result of such adjustment, the Buyer shall cause the applicable Acquired Phoenix Entity to pay the amount of such Tax benefit to the Sellers within thirty (30) days after the filing of a Tax Return reflecting such Tax benefit.
          (g) The Buyer and the Sellers will cooperate fully, and the Buyer will cause the Acquired Phoenix Entities to cooperate fully, as and to the extent reasonably requested by any such party, in connection with any Tax matters relating to the Acquired Phoenix Entities (including by the provision of reasonably relevant records or information).
     8.4 Consideration of Alternative to Escrow
     The Sellers and the Buyer agree to consider prior to and for implementation at the Closing an alternative to the escrow under the Escrow Agreement which would allow the Buyer to retain the funds which would otherwise be in such escrow with those funds being administered and released in a manner which is the same as or similar to the manner in which such administration and release would be handled utilizing such escrow. However, neither the Sellers nor the Buyer are obligated to accept such alternative and forego such escrow, a determination as to which shall be in the sole discretion of each of the Sellers and the Buyer.
9. CONDITIONS PRECEDENT TO OBLIGATION OF BUYER TO CLOSE
     The obligation of the Buyer to consummate the Acquisition Transaction, including without limitation taking all actions required to be taken by the Buyer at the Closing, is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Buyer, in whole or in part, in its sole discretion):
          9.1 Accuracy of Representations and Warranties
     The representations and warranties of the Sellers in this Agreement (considered collectively), and each of such representations and warranties (considered individually), shall be true and correct in all respects as of the Closing Date.
          9.2 Performance by Phoenix AA Parties
          (a) The Pre-Closing Reorganization shall have been effected in accordance with Section 2.1.

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          (b) All of the other covenants and obligations that the Phoenix AA Parties are required to perform or to comply with pursuant to this Agreement and any of the other documents referred to herein at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.
          (c) Each document required to be delivered to the Buyer pursuant to this Agreement or any of the other documents referred to herein must be or have been delivered to the Buyer.
          9.3 Consents
     Each of the Consents identified in this Agreement and/or the Schedules must have been obtained and must be in full force and effect, unless the same is not required because the Phoenix Reorganization Entity holding the AT Assets and/or the AT Liabilities otherwise the subject of such Consent becomes an Acquired Phoenix Entity pursuant to the terms hereof. The Sellers shall use their commercially reasonable efforts to obtain and furnish to the Buyer all such Consents not less than fourteen (14) days prior to the Closing, in order to enable the Buyer to make the decisions it needs to make in order to timely provide the Buyer PRE Notice.
          9.4 Additional Documents
     Each of the following additional documents shall have been delivered to the Buyer:
          (a) the Transaction Documents, executed by the Sellers where applicable;
          (b) a joint certificate of the Sellers executed by an authorized representative or individual, as the case may be, dated as of the Closing Date, certifying that the conditions set forth in Section 9.1 have been satisfied;
          (c) copies of the Consents referred to in Section 9.3;
          (d) copies of the resolutions on the part of the Sellers with respect to any required corporate approvals authorizing and approving this Agreement and any other documents referred to herein and the Acquisition Transaction, certified by an officer of each of the Sellers to be true and complete and in full force and effect and unmodified as of the Closing Date;
          (e) a certificate of good standing with respect to each of the Sellers issued by the Secretary of State or other applicable authority of the jurisdiction of organization of such Seller; and
          (f) such other documents as the Buyer may reasonably request for the purpose of (i) evidencing the accuracy of the representations and warranties of the Sellers, (ii) evidencing the performance by the Phoenix AA Parties of, or the compliance by the Phoenix AA Parties with, any covenant or obligation required to be performed or complied with by the Phoenix AA Parties, (iii) evidencing the satisfaction of any condition referred to in Article 9 or (iv) otherwise facilitating the consummation or performance of the Acquisition Transaction.

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          9.5 No Proceedings
     There must not have been commenced or Threatened against any of the parties to this Agreement any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, the Acquisition Transaction, or (b) that may have the effect of preventing, delaying, making illegal or otherwise interfering with the Acquisition Transaction.
          9.6 No Prohibition
     Neither the consummation nor the performance of the Acquisition Transaction will, directly or indirectly (with or without notice or lapse of time), contravene, conflict with or result in a violation of, or cause the Buyer or any Related Person of the Buyer to suffer any adverse consequence under, (a) any applicable Legal Requirement or Order or (b) any Legal Requirement or Order that has been published, introduced or otherwise proposed by or before any Governmental Body.
          9.7 Business Conduct and No Material Adverse Effect
     Since December 31, 2008, the Surface Mining Business of the Phoenix Entities shall have been conducted only in the Ordinary Course of Business consistent with past practice, and there shall not have been any change therein during the period after December 31, 2008 and through the Closing Date which has had or could have a Material Adverse Effect.
          9.8 Employee Matters
     There shall have been secured commitments for employment by the Acquired Phoenix Entities of (a) not less than ninety percent (90%) of the APE Employees that the Buyer designates as desired for the mining operation associated with the Surface Mining Business and (b) all of the APE Employees that the Buyer designates as critical for the mining operation associated with the Surface Mining Business not to exceed that number of the APE Employees as is equal to five percent (5%) of the APE Employees that the Buyer designates pursuant to Clause (a). For purposes hereof, all designations by the Buyer provided for in this Section 9.8 shall be made in writing not less than ten (10) days prior to the Closing.
          9.9 Recoverable Tons of Coal
     The controlled recoverable tons of coal included in the AT Coal Reserves, as confirmed by a JT Boyd Report, shall be not less than 22.4 million tons (in this regard, the Sellers acknowledge that they will need to obtain necessary modifications to the Covington-Bandy lease in order to have the coal reserves under that lease so treated as controlled recoverable tons of coal included in the AT Coal Reserves) (the “Recoverable Tons Condition”).
          9.10 AT Reclamation Obligations
     The AT Reclamation Obligations, as confirmed by a Newbridge Report, shall not exceed the sum of Five Million Dollars ($5,000,000.00) (the “Newbridge Condition”).

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          9.11 AT Coal Reserves Quality
     The quality of the AT Coal Reserves shall be acceptable to the Buyer in its sole and absolute discretion (which condition, together with the Recoverable Tons Condition and the Newbridge Condition, collectively the “Special Acquisition Conditions”).
          9.12 Mining Permit Approval
     The Phoenix Entities shall have received technical approval of KDSMRE mining permit number 889-0134A3 (the “Permitting Condition”).
          9.13 Abatement of Violations
     All violations of the Phoenix Reorganization Entities set forth on Schedule 4.15 shall have been abated.
10. CONDITIONS PRECEDENT TO OBLIGATION OF SELLERS TO CLOSE
     The obligation of the Sellers to consummate the Acquisition Transaction, including without limitation taking all actions required to be taken by the Sellers at the Closing, is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Sellers, in whole or in part, in their sole discretion):
          10.1 Accuracy of Representations and Warranties
     The representations and warranties of the Buyer in this Agreement (considered collectively), and each of such representations and warranties (considered individually), shall be true and correct in all respects as of the Closing Date.
          10.2 Performance by Buyer
          (a) All of the covenants and obligations that the Buyer is required to perform or to comply with pursuant to this Agreement or any of the other documents referred to herein at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), must have been performed and complied with in all material respects.
          (b) Each document required to be delivered to the Sellers pursuant to this Agreement or any of the other documents referred to herein must be or have been delivered to the Sellers, and the consideration under Section 2.3 to be provided at the Closing must have been provided.
          10.3 Initiation of Action to Obtain Release of Reclamation Obligations Collateral
     As of the Closing Date, the Buyer shall have taken the action required by Section 2.3(b) in order to position the Remaining Phoenix Entities to obtain the release and return to them following the Closing of the cash collateral posted by the Phoenix Entities to secure the AT Reclamation Obligations subject to the approval of state regulatory authorities.

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          10.4 Additional Documents
     Each of the following additional documents shall have been delivered to the Sellers:
          (a) the Transaction Documents, executed by the Buyer where applicable;
          (b) a certificate of the Buyer, executed by an officer of the Buyer, dated as of the Closing Date, certifying that the conditions set forth in Section 10.1 have been satisfied;
          (c) copies of the resolutions on the part of the Buyer with respect to any required limited liability company approvals authorizing and approving this Agreement and any other documents referred to herein and the Acquisition Transaction, certified by an officer of the Buyer to be true and complete and in full force and effect and unmodified as of the Closing Date;
          (d) a certificate of full force and effect with respect to the Buyer issued by the Secretary of State of the State of Ohio; and
          (e) such other documents as the Sellers may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Buyer, (ii) evidencing the performance by the Buyer of, or the compliance by the Buyer with, any covenant or obligation required to be performed or complied with by the Buyer, (iii) evidencing the satisfaction of any condition referred to in Article 10 or (iv) otherwise facilitating the consummation of the Acquisition Transaction.
          10.5 No Proceedings
     There must not have been commenced or Threatened any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, the Acquisition Transaction, or (b) that may have the effect of preventing, delaying, making illegal or otherwise interfering with the Acquisition Transaction.
          10.6 No Prohibition
     Neither the consummation nor the performance of the Acquisition Transaction will, directly or indirectly (with or without notice or lapse of time), contravene, conflict with or result in a violation of, or cause the Sellers or any Related Person of the Sellers to suffer any adverse consequence under, (a) any applicable Legal Requirement or Order or (b) any Legal Requirement or Order that has been published, introduced or otherwise proposed by or before any Governmental Body.
11. TERMINATION
          11.1 Termination Events
     This Agreement may, by notice given prior to or at the Closing, be terminated:
          (a) by either the Buyer or the Sellers if a material Breach of any provision of this Agreement has been committed by the Phoenix AA Parties or the Buyer, respectively, and such

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Breach is not curable or, if curable, is not cured by the party committing such Breach within ten (10) days following written notice thereof by the non-Breaching party or such Breach has not been waived by the non-Breaching party;
          (b) (i) by the Buyer if any of the conditions in Article 9 have not been satisfied as of the Closing Date or if satisfaction of any such condition is or becomes impossible (other than through the failure of the Buyer to comply with its obligations under this Agreement) and the Buyer has not waived such condition on or before the Closing Date or (ii) by the Sellers if any of the conditions in Article 10 has not been satisfied as of the Closing Date or if satisfaction of any such condition is or becomes impossible (other than through the failure of the Phoenix AA Parties to comply with their obligations under this Agreement) and the Sellers have not waived such condition on or before the Closing Date;
          (c) by mutual consent of the Buyer and the Sellers;
          (d) by either the Buyer or the Sellers if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement or its Related Persons to comply fully with obligations under this Agreement) by the Scheduled Closing Time; provided, however, that if, as of the Scheduled Closing Time, the Permitting Condition is the only condition to the Buyer’s obligation to consummate the Acquisition Transaction that has not been satisfied (other than those conditions that can only be satisfied at the Closing), the Sellers shall have the right to unilaterally extend the Scheduled Closing Time to a later date as of which the Permitting Condition is satisfied, but in no event later than December 31, 2009;
          (e) by the Sellers if the Sellers receive a Superior Proposal and execute a definitive agreement with respect to such Superior Proposal; or
          (f) by the Sellers in the event any Special Acquisition Condition is not satisfied on or prior to September 8, 2009 and the Buyer has not waived such Special Acquisition Condition (it being understood that, if so waived by the Buyer, the Sellers shall have no liability to the Buyer for Damages as a result of the failure of such Special Acquisition Condition to be satisfied).
          11.2 Termination Effect Generally
     Each party’s right of termination under Section 11.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 11.3, 13.1, 13.2 and 13.13 will survive; provided, however, that, if this Agreement is terminated by a party because of the Breach of this Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired.

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          11.3 Termination Fee
     In the event the Sellers terminate this Agreement pursuant to Section 11.1(e), the Sellers shall, within three (3) days of the date of such termination, pay to the Buyer the Termination Fee.
12. INDEMNIFICATION; REMEDIES
          12.1 Survival; Right to Indemnification not Affected by Knowledge
     All representations, warranties, covenants and obligations in this Agreement, the Schedules, the certificates delivered pursuant to Sections 9.4(d) and 10.4(b) and any other certificate or document delivered pursuant to this Agreement will survive the Closing. The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants and obligations.
          12.2 Indemnification and Payment of Damages by Sellers
     The Sellers, jointly and severally, shall indemnify and hold harmless the Buyer and its Representatives, and their respective Related Persons (collectively, the “Buyer Indemnified Persons”), against and from, and shall pay to the Buyer Indemnified Persons the amount of, any Damages arising, directly or indirectly, from or in connection with:
          (a) any Breach of any representation or warranty made by either of the Sellers in this Agreement, the Schedules or any other certificate or document delivered by either of the Sellers pursuant to this Agreement;
          (b) any Breach by any of the Phoenix AA Parties of any covenant or obligation of the Phoenix AA Parties in this Agreement; and
          (c) any Claim by any Person, based upon any agreement or understanding alleged to have been made by any such Person with any of the Phoenix Entities (or any Person acting on their behalf), for brokerage or finder’s fees or commissions or similar payments in connection with the Acquisition Transaction.
          12.3 Indemnification and Payment of Damages by Buyer
     The Buyer shall indemnify and hold harmless the Sellers and their Representatives, and their respective Related Persons (collectively, the “Sellers Indemnified Persons”), against and from, and shall pay to the Sellers Indemnified Persons the amount of, any Damages arising, directly or indirectly, from or in connection with:

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          (a) any Breach of any representation or warranty made by the Buyer in this Agreement or in any certificate or document delivered by the Buyer pursuant to this Agreement;
          (b) any Breach by the Buyer of any agreement or obligation of the Buyer under this Agreement; or
          (c) any Claim by any Person, based upon any agreement or understanding alleged to have been made by any such Person with the Buyer (or any Person acting on its behalf), for brokerage or finder’s fees or commissions or similar payments in connection with the Acquisition Transaction.
          12.4 Time Limitations
          (a) The Sellers shall have no liability (for indemnification or otherwise) with respect to any representation or warranty other than those in Section 4.1 (Organization and Good Standing; Power), Section 4.2(a) (Authority), Section 4.3 (Ownership), Section 4.7 (Properties), Section 4.10 (Taxes), Section 4.15 (Environmental Matters), Section 4.19 (Employee Benefits) and Section 4.25 (No Brokers or Finders) unless, on or before such date as is 18 months after the Closing Date (the “Outside Indemnification Notification Date”), the Buyer notifies the Sellers of a Claim specifying the factual basis of that Claim in reasonable detail to the extent then known by the Buyer. A Claim with respect to any representation or warranty in Section 4.10 (Taxes) or Section 4.19 (Employee Benefits) shall survive until the expiration of the applicable statute of limitations. A Claim with respect to any representation or warranty in Section 4.15 (Environmental Matters) shall survive until the sixth anniversary of the Closing Date. A Claim with respect to any representation or warranty in Section 4.1 (Organization and Good Standing; Power), Section 4.2(a) (Authority), Section 4.3 (Ownership), Section 4.7 (Properties) or Section 4.25 (No Brokers or Finders), or a Claim for indemnification or reimbursement not based upon any representation or warranty, may be made at any time.
          (b) The Buyer shall have no liability (for indemnification or otherwise) with respect to any representation or warranty other than those in Section 5.1 (Organization and Good Standing), Section 5.2(a) (Authority) and Section 5.4 (No Brokers or Finders) unless, on or before the Outside Indemnification Notification Date, either of the Sellers notifies the Buyer of a Claim specifying the factual basis of that Claim in reasonable detail to the extent then known by either of the Sellers. A Claim with respect to any representation or warranty in Section 5.1 (Organization and Good Standing), Section 5.2(a) (Authority) and Section 5.4 (No Brokers or Finders), or a Claim for indemnification or reimbursement not based upon any representation or warranty, may be made at any time.
          12.5 Limitations on Amount — Sellers
     The Sellers shall have no liability (for indemnification or otherwise) with respect to the matters described in Section 12.2(a) until the total of all Damages with respect to such matters exceeds Two Hundred Thousand Dollars ($200,000.00) (the “Basket Amount”), at which point the Buyer Indemnified Persons shall be entitled to recover any Damages in excess of the Basket Amount. In no event, however, shall the Sellers be liable for Damages in excess of the aggregate amount of Three Million Three Hundred Thousand Dollars ($3,300,000.00) (the “Cap Amount”).

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Notwithstanding anything in this Section 12.5 to the contrary, in no event shall the limitations set forth in this Section 12.5 apply (a) in the event of fraud, willful misconduct or bad faith by the Sellers or any of their Related Persons, (b) with respect to any breach of any representation, warranty, covenant or obligation pursuant to Section 4.1 (Organization and Good Standing; Power), Section 4.2(a) (Authority), Section 4.3 (Ownership), Section 4.7 (Properties), Section 4.10 (Taxes) or Section 4.19 (Employee Benefits) or (c) with respect to Section 12.2(b), Section 12.2(c) or Section 8.3(a).
          12.6 Limitations on Amount — Buyer
     The Buyer shall have no liability (for indemnification or otherwise) with respect to the matters described in Section 12.3(a) until the total of all Damages with respect to such matters exceeds the Basket Amount, at which point the Sellers Indemnified Persons shall be entitled to recover any Damages in excess of the Basket Amount. In no event, however, shall the Buyer be liable for Damages in excess of the Cap Amount. Notwithstanding anything in this Section 12.6 to the contrary, in no event shall the limitations set forth in this Section 12.6 apply (a) in the event of fraud, willful misconduct or bad faith by the Buyer, (b) with respect to any breach of any representation, warranty, covenant or obligation pursuant to Section 5.1 (Organization and Good Standing), Section 5.2(a) (Authority) or Section 5.4 (No Brokers or Finders) or (c) with respect to Section 12.3(b), Section 12.3(c) or Section 8.3(d).
          12.7 Excluded Damages
For purposes of determining the amount of any Damages under this Article 12, and notwithstanding anything to the contrary in this Agreement including without limitation the definition of Damages, such amount shall exclude any and all Damages which are consequential, indirect, incidental, lost profits or revenues, cost of capital, loss of business reputation or opportunity, or special and punitive damages, except as and to the extent any such Damages were actually awarded, paid or incurred in a third party Claim.
     Notwithstanding anything herein to the contrary, the Sellers shall have no liability for Damages with respect to any Claim to the extent any Buyer Indemnified Person or any Acquired Phoenix Entity, and the Buyer shall have no liability for Damages with respect to any Claim to the extent any Sellers Indemnified Person or any Remaining Phoenix Entity, (a) receives or is entitled to receive any insurance proceeds relating to such Claim, (b) receives or is entitled to receive payment or indemnification from any third party respecting the matter covered by such Claim, or (c) receives or is entitled to receive any Tax benefit in respect of the subject matter of such Claim.
          12.8 Procedure for Indemnification — Third Party Claims
          (a) Promptly after receipt by an indemnified party under Section 12.2 or Section 12.3 of notice of the commencement of any Proceeding against it, such indemnified party shall, if a claim is to be made against an indemnifying party under either such Section, give notice to the indemnifying party of the commencement of such Claim, but the failure to notify the indemnifying party shall not relieve the indemnifying party of any liability that it may have to any indemnified party except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnified party’s failure to give such notice.

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          (b) If any Proceeding referred to in Section 12.8(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party shall be entitled to participate in such Proceeding and, to the extent that he or it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party shall not, as long as it diligently conducts such defense, be liable to the indemnified party under this Article 12 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (I) it will be conclusively established for purposes of this Agreement that the Claims made in that Proceeding are within the scope of and subject to indemnification, (II) no compromise or settlement of such Claims may be effected by the indemnifying party without the indemnified party’s consent unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other Claims that may be made against the indemnified party and (B) the sole relief provided is monetary Damages that are paid in full by the indemnifying party, and (III) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party’s notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.
          (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its Related Persons other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such Proceeding, but the indemnifying party shall not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).
          (d) The parties hereby consent to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any indemnified party for purposes of any Claim that such indemnified party may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agree that process may be served on them with respect to such a Claim anywhere in the world.
          12.9 Procedure for Indemnification — Other Claims
     A claim for indemnification for any matter not involving a third party Claim may be asserted by notice to the indemnifying party from whom indemnification is sought.

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          12.10 Recovery of Indemnification Amounts
     Any indemnified party shall have the right to seek to recover and obtain recovery of any indemnification amounts owed to it hereunder in any lawful way and through any lawful means. In this regard, the Buyer Indemnified Persons shall have the right to obtain recovery of any indemnification amounts owed to them hereunder from the amounts held in escrow under the Escrow Agreement. Further, in this regard, the Buyer and the Sellers shall have the right to offset and credit against any amounts payable by the Buyer to the Sellers (including without limitation any portion of the RFR Fee) or the Sellers to the Buyer, respectively, after the Closing under this Agreement or any of the Transaction Documents, and pay to the Buyer Indemnified Persons or the Sellers Indemnified Persons, respectively, any indemnification amounts owed by the Sellers to the Buyer Indemnified Persons or the Buyer to the Sellers Indemnified Persons, respectively, hereunder.
          12.11 Exclusive Remedy
     The sole and exclusive recourse of the parties and their Related Persons against each other for any Claims or Damages arising out of or relating to this Agreement and the Transaction Documents (including any Claims or causes of action arising from or under any statute or the common law) shall be expressly limited to this Article 12. Notwithstanding anything to the contrary in this Agreement, this Section 12.11 shall not apply in the case of fraud, willful breach, willful misconduct or bad faith.
13. GENERAL PROVISIONS
          13.1 Expenses
     Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the other documents referred to herein and the Acquisition Transaction, including all fees and expenses of agents, counsel, accountants and other Representatives, provided that the Sellers shall be responsible for and shall pay all of the filing fees required to obtain any necessary Governmental Authorizations and transfer taxes. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a Breach of this Agreement by another party.
          13.2 Confidentiality
     From and after the date of this Agreement, the Buyer and the Sellers shall maintain in confidence and not use to the detriment of another party, and shall cause the directors, managers, officers, employees, agents and advisors of the Buyer and the Sellers to maintain in confidence and not use to the detriment of another party, any written, oral or other information obtained in confidence from another party in connection with this Agreement or the Acquisition Transaction, unless the use of such information is necessary or appropriate in making any filing or obtaining any Consent or approval required for the consummation of the Acquisition Transaction.

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          13.3 Notices
     All notices, consents, waivers and other communications under this Agreement must be in writing and shall be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Phoenix AA Entities:	Phoenix Coal Inc.
National City Tower, Suite 3650
101 South Fifth Street
Louisville, Kentucky 40202
Attention: Dustin Angelo,
Chief Financial Officer
Telephone:
Facsimile No.

with a copy to:	Greenebaum Doll & McDonald PLLC
300 West Vine Street, Suite 1100
Lexington, Kentucky 40507
Attention: Bruce E. Cryder, Esq.
Telephone: (859) 231-8500
Facsimile No.: (859) 255-2742

Buyer:	Oxford Mining Company, LLC
544 Chestnut Street
P.O. Box 427
Coshocton, Ohio 43812-0427
Attention: Charles C. Ungurean,
President and Chief Executive Officer
Telephone: (740) 622-6302
Facsimile: (740) 628-8268

with a copy to:	Squire, Sanders & Dempsey L.L.P.
2000 Huntington Center
41 South High Street
Columbus, Ohio 43215
Attention: Daniel M. Maher. Esq.
Telephone: (614) 365-2700
Facsimile No.: (614) 365-2499
Any such notice or communication will be deemed to have been given either at the time of personal delivery or, in the case of delivery by service or mail, as of the date of delivery at the address and in the manner provided herein, or, in the case of telecopy, on receipt.

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          13.4 Further Assurances
     The parties agree to (a) furnish upon request to each other such further information, (b) execute and deliver to each other such other documents and (c) do such other acts and things, all as any other party may reasonably request, for the purpose of carrying out the intent of this Agreement and the other documents referred to in this Agreement.
          13.5 Waiver
     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor the delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege shall preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by a party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by any other affected party, (b) no waiver that may be given by a party shall be applicable except in the specific instance for which it is given and (c) no notice to or demand on any party shall be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the other documents referred to herein.
          13.6 Entire Agreement and Modification
     This Agreement supersedes all prior agreements between the parties with respect to its subject matter, and constitutes (along with the other documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement among the parties with respect to its subject matter. Notwithstanding the foregoing, the parties agree that Section 8 of that certain Letter Agreement dated July 17, 2009 by and between the Buyer and the Sellers shall survive the execution of this Agreement and the Closing in accordance with its terms. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.
          13.7 Schedules
     The Schedules that relate to representations and warranties must relate only to the representations and warranties in the Section of this Agreement to which they expressly relate and not to any other representation or warranty in this Agreement. In the event of any inconsistency between the statements in the body of this Agreement or the other documents referred to herein and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement or the other documents referred to herein shall control.

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          13.8 Assignments, Successors and Limited Third-Party Rights
     No party may assign any of its rights under this Agreement without the prior written consent of the other parties; provided, however, that (a) the Buyer may assign this Agreement to a Related Person (excluding individuals) with respect to the Buyer and (b) the Buyer may assign or transfer certain of the AT Assets and/or AT Liabilities to another Person; and provided further, however, that in all such cases the Buyer shall remain liable for all of the covenants, agreements and obligations of the Buyer under this Agreement and the Buyer Ancillary Documents. Subject to the preceding sentence, this Agreement shall apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Except for the rights of the Buyer Indemnified Persons and the Sellers Indemnified Persons under Article 12, nothing expressed or referred to in this Agreement shall be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or Claim under or with respect to this Agreement or any provision of this Agreement.
          13.9 Severability
     If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.
          13.10 Headings; Construction
     The headings of the Articles and Sections in this Agreement are provided for convenience only and shall not affect their construction or interpretation. All references to “Article” or “Articles” or “Section” or “Sections” refer to the corresponding Article or Articles or Section or Sections of this Agreement. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.
          13.11 Time of Essence
     With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.
          13.12 Governing Law
     This Agreement shall be governed by the laws of the State of Delaware without regard to conflicts of law principles.
          13.13 Dispute Resolution
     All Disputes arising in connection with this Agreement or the Acquisition Transaction shall be submitted to binding arbitration before three (3) neutral arbitrators (unless the parties agree to use only one (1) arbitrator) selected in accordance with the rules of Commercial Arbitration of the American Arbitration Association (the “AAA”) and conducted in accordance with the AAA’s rules

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of Commercial Arbitration utilizing the AAA’s expedited procedures and applying the laws of the State of Delaware. The arbitration proceeding shall be conducted in Columbus, Ohio.
          13.14 Counterparts
     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement and signatures transmitted by facsimile shall be deemed to be original signatures for all purposes.
[Remainder of Page Intentionally Left Blank with Signatures on Following Page]

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     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Buyer:		Phoenix AA Parties:

Oxford Mining Company, LLC		Phoenix Coal Inc.

By:		By:
Name:	Charles C. Ungurean	Name:	Dustin Angelo
Title:	President and Chief Executive Officer	Title:	CFO

Phoenix Coal Corporation

By:
		Name:	Dustin Angelo
		Title:	CFO

Phoenix Newco, LLC

		By:	Phoenix Coal Corporation, its sole member

By:
		Name:	Dustin Angelo
		Title:	CFO

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FIRST AMENDMENT
TO
ACQUISITION AGREEMENT
     This First Amendment to Acquisition Agreement (this “Amendment”) is entered into as of September 4, 2009 by and among Oxford Mining Company, LLC, an Ohio (U.S.A.) limited liability company (the “Buyer”), Phoenix Coal Inc., an Ontario (Canada) corporation (“PCI”), Phoenix Coal Corporation, a Delaware (U.S.A.) corporation (collectively with PCI, the “Sellers”), and Phoenix Newco, LLC, a Kentucky (U.S.A.) limited liability company (the “Acquired Company”).
RECITALS
     WHEREAS, as of August 14, 2009, the parties hereto entered into an Acquisition Agreement (the “Acquisition Agreement”) setting forth the terms and conditions of the sale by the Sellers and the acquisition by the Buyer of all of the membership interests in the Acquired Company (capitalized terms used but not defined herein shall have the meanings given them in the Acquisition Agreement);
     WHEREAS, the Acquisition Agreement provides that each of the Special Acquisition Conditions is a condition to the Buyer’s obligation to close the Acquisition Transaction;
     WHEREAS, the Special Acquisition Condition set forth in Section 9.11 of the Acquisition Agreement providing that the quality of the AT Coal Reserves shall be acceptable to the Buyer in its sole and absolute discretion (the “Coal Quality Condition”) has not yet been satisfied and is not hereby being waived by the Buyer;
     WHEREAS, each of the Special Acquisition Conditions other than the Coal Quality Condition (the “Other Special Acquisition Conditions”) has been satisfied or is being waived by the Buyer as acknowledged or waived herein;
     WHEREAS, the parties hereto desire to amend the Acquisition Agreement to extend the date for satisfaction of the Coal Quality Condition (the “CQC Date”), following which CQC Date the Sellers have the right to terminate the Acquisition Agreement pursuant to Section 11.2(f) thereof if the Coal Quality Condition has not by then been satisfied or waived by the Buyer; and
     WHEREAS, the parties desire and intend to keep the Acquisition Agreement in full force and effect except to the extent and in the manner that the terms and provisions thereof are modified, revised and amended by this Amendment;
     NOW THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein, hereby agree as follows:
AGREEMENT
     1. Acknowledgment or Waiver Regarding Other Special Acquisition Conditions. The Buyer acknowledges satisfaction or waiver as of the date hereof of each of the Other Special Acquisition Conditions.
     2. Extension of CQC Date. The parties hereto hereby effect extension of the CQC Date by amending Section 11.2(f) of the Acquisition Agreement to read in its entirety as follows:

     “(f) by the Sellers in the event any Special Acquisition Condition is not satisfied on or prior to September 15, 2009 (or such later date as is mutually agreed to in writing by the Sellers and the Buyer) and the Buyer has not waived such Special Acquisition Condition (it being understood that, if so waived by the Buyer, the Sellers shall have no liability to the Buyer for Damages as a result of the failure of such Special Acquisition Condition to be satisfied).”
     3. Reaffirmation. The parties hereto do hereby ratify and affirm all of the terms and provisions of the Acquisition Agreement and such terms, as amended by this Amendment, shall remain in full force and effect.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

Buyer:		Sellers:

Oxford Mining Company, LLC		Phoenix Coal Inc.

By:		By:
Name:	Charles C. Ungurean	Name:	Dustin Angelo
Title:	President & CEO	Title:	CFO

Phoenix Coal Corporation

By:
		Name:	Dustin Angelo
		Title:	CFO

Acquired Company:

Phoenix Newco, LLC

By: Phoenix Coal Corporation, its sole member

By:
Name:	Dustin Angelo
Title:	CFO

SECOND AMENDMENT
TO
ACQUISITION AGREEMENT
     This Second Amendment to Acquisition Agreement (this “Amendment”) is entered into as of September 30, 2009 by and among Oxford Mining Company, LLC, an Ohio (U.S.A.) limited liability company (the “Buyer”), Phoenix Coal Inc., an Ontario (Canada) corporation (“PCI”), Phoenix Coal Corporation, a Delaware (U.S.A.) corporation (collectively with PCI, the “Sellers”), and Phoenix Newco, LLC, a Kentucky (U.S.A.) limited liability company (the “Acquired Company”).
RECITALS
     WHEREAS, as of August 14, 2009, the parties hereto entered into an Acquisition Agreement (the “Acquisition Agreement”) setting forth the terms and conditions of the sale by the Sellers and the acquisition by the Buyer of all of the membership interests in the Acquired Company (capitalized terms used but not defined herein shall have the meanings given them in the Acquisition Agreement);
     WHEREAS, as of September 4, 2009, the parties hereto entered into a First Amendment to Acquisition Agreement amending the Acquisition Agreement (the “First Amendment”);
     WHEREAS, the parties hereto desire to amend the Acquisition Agreement, as amended by the First Amendment (the “Amended Acquisition Agreement”), as provided herein; and
     WHEREAS, the parties hereto desire and intend to keep the Amended Acquisition Agreement in full force and effect except to the extent and in the manner that the terms and provisions thereof are modified, revised and amended by this Amendment;
     NOW THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein, hereby agree as follows:
AGREEMENT
     1. Amendment to Article 1. Article 1 of the Acquisition Agreement is amended by adding thereto the following definition of “Equipment Lease” and amending therein the definition of “Excluded Subsidiaries Surface Mining” to read in its entirety as follows:
     “Equipment Lease” means a lease with Caterpillar Financial Services Corporation or other lessor designated by the Buyer (a) with respect to which such lessor has acquired from the Phoenix Reorganization Entities those assets designated by the Buyer which would otherwise be AT Fixed Assets (with the financing debt with respect thereto being satisfied and cancelled) and (b) under which such lessor has leased such assets to the Acquired Company on such terms as are acceptable to the Buyer.

     “Excluded Subsidiaries Surface Mining” means the mining by the Excluded Subsidiaries by surface mining methods of that certain coal in the Illinois Coal Basin to which the Excluded Subsidiaries (a) presently hold rights pursuant to outstanding leases which principally relate to the underground mining of coal or (b) hereafter hold rights by reason of transfer thereof from Evergreen Mineral Co., Inc. to the Excluded Subsidiaries where such transfer is limited to the transfer of the Penn Virginia Operating Co., LLC Panama Reserve Area Coal Lease and Sublease to Evergreen Mineral Co., Inc.
     2. Amendment to Section 2.1(b)(i). Section 2.1(b)(i) of the Acquisition Agreement is amended to read in its entirety as follows:
     (i) the fixed assets listed on Schedule 2.1(b)(i) which identifies both fixed assets and the Phoenix Reorganization Entity which is the owner thereof, excluding those fixed assets which the Buyer designates prior to the Closing for coverage under the Equipment Lease (the “AT Fixed Assets”);
     3. Amendment to Section 2.1(b)(iv). Section 2.1(b)(iv) of the Acquisition Agreement is amended to read in its entirety as follows:
     (iv) all leases other than the AT Coal Leases listed on Schedule 2.1(b)(iv) which identifies such leases and as well both the Phoenix Reorganization Entity a party thereto and the landlord/lessor with respect thereto, and also the Equipment Lease (except that the Equipment Lease shall not be included as an AT Other Lease which is an AT Contract for purposes of Sections 4.2(b)(iv), 4.14(c), 4.14(d) and 4.14(g)) (the “AT Other Leases”);
     4. Amendment to Section 2.1(b)(xi). Section 2.1(b)(xi) of the Acquisition Agreement is amended to read in its entirety as follows:
     (xi) the advance royalties, the prepaid assets and the other current assets other than accounts receivable of the Surface Mining Business, all determined in accordance with GAAP (U.S.) (which items, together with the AT Inventory, collectively constitute the “AT Current Assets”); and
     5. Amendment to Section 2.1(c)(i). Section 2.1(c)(i) of the Acquisition Agreement is amended to read in its entirety as follows:
     (i) the AT Fixed Assets acquisition debt listed on Schedule 2.1(c)(i) which identifies specifics regarding the debt and the Phoenix Reorganization Entity which is the debtor with respect thereto, excluding any such cancelled acquisition debt which relates to the AT Fixed Assets which are covered under the Equipment Lease and also any such acquisition debt which is paid off and cancelled prior to the Closing as provided in Section 2.3(e) (the “AT Fixed Assets Debt”);
     6. Amendment to Section 2.1(c)(v). Section 2.1(c)(v) of the Acquisition Agreement is amended to read in its entirety as follows:

     (v) certain accrued expenses other than general accounts payable of the Surface Mining Business, including without limitation the Accrued Coal Leases Liabilities, royalties and taxes, accrued commissions and accrued property tax, all determined in accordance with GAAP (U.S.) (the “AT Current Liabilities”); and
     7. Amendment to Section 2.3. Section 2.3 of the Acquisition Agreement is amended by adding thereto a new Section 2.3(e) which shall read in its entirety as follows:
          (e) Prior to the Closing, the Buyer shall pay for the benefit of the Sellers a purchase price amount equal to the amount necessary to pay off all outstanding acquisition debt on those fixed assets designated by the Buyer for which there would be AT Fixed Assets Debt if the same were not so paid off, with such payment for the benefit of the Sellers to be made directly to the creditors with respect to such outstanding acquisition debt to accomplish such pay off.
     8. Amendment to Section 2.4. Section 2.4 of the Acquisition Agreement is amended to read in its entirety as follows:
          2.4 Allocation of Transaction Consideration
     The Transaction Consideration shall be allocated among the AT Assets in accordance with the values mutually agreed to by the Buyer and the Sellers in writing within ninety (90) days after the Closing.
     9. Amendment to Section 6.7(a). Section 6.7(a) of the Acquisition Agreement is amended to read in its entirety as follows:
          (a) For a period of seven (7) years after the Closing Date (the “Restricted Period”), each of the Sellers agrees that it will not, and will cause the other Phoenix Group Entities (collectively with the Sellers, the “Restricted Parties”) not to, directly or indirectly, own, manage, operate or control or participate in the ownership, management, operation or control of any Person that competes with the Surface Mining Business by conducting a Competing Business. For purposes hereof, a “Competing Business” is any business that (i) acquires, owns, leases, subleases, develops or otherwise controls any real property (surface or mineral) which is used in the surface coal mining business or applying for any Mining Authorizations with respect to surface coal mining or mining, producing, acting as a contract miner, engaging a contract miner, marketing, brokering or selling or reselling surface mined coal, from within the Illinois Coal Basin, or (ii) produces, markets, brokers, sells or resells coal to any customer or former customer or an affiliate of any customer or former customer of the Phoenix Group Entities or any of their Related Persons; provided, however, that the Buyer acknowledges and agrees that (A) the conduct of the business of the surface mining of coal reserves contributed by Patriot Coal Corporation in any areas outside of Muhlenberg County, Kentucky through any joint venture between the Phoenix Group Entities and Patriot Coal Corporation where the Excluded Subsidiaries have contributed to the capital of such joint venture the portion of the underground mining coal reserves under the lease for the Panama Reserve Area referred to in the definition of Excluded Subsidiaries Surface Mining which are located east of Pennyrile Parkway and where Patriot Coal Corporation has contributed to the capital of such joint venture such surface mining coal reserves, and (B) the Excluded Subsidiaries hold or will hold rights relating to the Excluded Subsidiaries Surface Mining and any actions taken by the Excluded Subsidiaries in connection with the Excluded Subsidiaries Surface Mining (including without limitation selling the surface mined coal to current and former customers of the Phoenix Group Entities and their Related Persons), will not constitute a “Competing Business” hereunder. For the avoidance of doubt, the Buyer acknowledges and agrees that nothing contained in this Section 6.7(a) or elsewhere in this Agreement shall constitute a limitation or restriction on the ability of the Excluded Subsidiaries to conduct deep mining operations, sell deep mined coal, or acquire, own, lease, sublease, develop or otherwise control any real property (surface or mineral) which is used in such deep coal mining, in each case whether within or outside the Illinois Coal Basin.
     10. Amendment to Section 6.7(b). Section 6.7(b) of the Acquisition Agreement is amended to read in its entirety as follows:
          (b) For the Restricted Period, each of the Sellers agrees that it will not, and will cause each of the Restricted Parties not to, directly or indirectly, (i) entice, induce or attempt to cause any officer, director, manager, shareholder, member, employee, agent or consultant of the Buyer or any of its Related Persons (including any of the same previously serving in any such capacity with the Phoenix Group Entities) to terminate his or her employment with the Buyer or such Related Person, or (ii) hire or employ any of the critical APE Employees consisting of (A) those APE Employees that the Buyer designates as critical pursuant to Section 9.8(b), (B) David Brockman, Billy Don Clark, Michael Edens, Richard Parks, Jonathan Rogers, Eddie Tinsley and Morris Tingley and (C) any of Mark Davis, Melissa May, Sally Hicks, Janet Smith, Jeff Hayden or Tom Waters if he or she has been hired by the Buyer or any of its Affiliates after and within six (6) months following the Closing.
     11. Amendment to Article 6. Article 6 of the Acquisition Agreement is further amended by adding thereto a Section 6.12 which shall read in its entirety as follows:
          6.12 Designated Post-Closing Obligations
     From and after the Closing, the parties shall take or cause to be taken the specific post-closing actions and shall fulfill the specific post-closing obligations applicable thereto provided for, and in the manner set forth, in Schedule 6.12.
     12. Amendment to Section 9.12. Section 9.12 of the Acquisition Agreement is amended to read in its entirety as follows:
          9.12 Mining Permit Approval
     The Phoenix Entities shall have received technical approval of KDSMRE mining permit number 889-0134A3, or in lieu thereof the Sellers shall have consented to a holdback at the Closing of $1,000,000 of the consideration otherwise payable to the Sellers pursuant to Section 2.3(a), with the amount of such holdback to be deposited and held in the trust account of Squire, Sanders & Dempsey L.L.P., and with payment thereof from such trust account to be made to the Sellers after the Closing upon receipt of such technical approval provided that the amount of such holdback shall be forfeited by the Sellers and paid back to the Buyer in the event such technical approval is not obtained within forty-five (45) days after the Closing (the “Permitting Condition”).
     13. Amendment to Section 9.13. Section 9.13 of the Acquisition Agreement is amended to read in its entirety as follows:
          9.13 Abatement of Violations
     All violations of the Phoenix Reorganization Entities set forth on Schedule 4.15 shall have been abated, provided that any such abatement matters which are identified in Schedule 6.12 for post-Closing action may be abated on a post-Closing basis as provided in Schedule 6.12.
     14. Amendment to Section 13.7. Section 13.7 of the Acquisition Agreement is amended to read in its entirety as follows:
          13.7 Schedules
     One or more Schedules to this Agreement may be modified and/or added to this Agreement following the execution of this Agreement and at or prior to the Closing, and the Schedules that the parties agree to at the Closing as the Schedules to this Agreement shall for all purposes be deemed to be the Schedules in effect under this Agreement from the date of execution of this Agreement and through and as of the Closing. The Schedules that relate to representations and warranties must relate only to the representations and warranties in the Section of this Agreement to which they expressly relate and not to any other representation or warranty in this Agreement. In the event of any inconsistency between the statements in the body of this Agreement or the other documents referred to herein and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement or the other documents referred to herein shall control.
     15. Reaffirmation. The parties hereto do hereby ratify and affirm all of the terms and provisions of the Amended Acquisition Agreement and such terms, as amended by this Amendment, shall remain in full force and effect.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

Buyer:		Sellers:

Oxford Mining Company, LLC		Phoenix Coal Inc.

By:	/s/ Jeffrey M Gutman	By:	/s/ David Wiley
Name:	Jeffrey M Gutman	Name:	David Wiley
Title:	SVP & CFO	Title:	President & CEO

Phoenix Coal Corporation

		By:	/s/ David Wiley
		Name:	David Wiley
		Title:	President

Acquired Company:

Phoenix Newco, LLC

By: Phoenix Coal Corporation, its sole member

By:	/s/ David Wiley
Name:	David Wiley
Title:	President

SCHEDULES TO
ACQUISITION AGREEMENT
BY AND AMONG
OXFORD MINING COMPANY, LLC,
PHOENIX COAL INC.,
PHOENIX COAL CORPORATION, AND
PHOENIX NEWCO, LLC
These Schedules (each a “Schedule” and collectively the “Schedules”) are the Schedules referenced in the Acquisition Agreement dated as of August 14, 2009 as amended (the “Agreement”), by and among (i) Oxford Mining Company, LLC, an Ohio (U.S.A.) limited liability company (the “Buyer”), (ii) Phoenix Coal Inc., an Ontario (Canada) corporation (“PCI”), (iii) Phoenix Coal Corporation, a Delaware (U.S.A.) corporation (“PCC”, and collectively with PCI, the “Sellers”), and (iv) Phoenix Newco, LLC, a Kentucky (U.S.A.) limited liability company (the “Acquired Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.
The inclusion of any item in a Schedule, where for that Schedule the Agreement requires the listing of a “material” item or one or more items that could (alone or in the aggregate) reasonably be expected to have a Material Adverse Effect, is not deemed to be an admission or representation that the included item is “material” or could (alone or in the aggregate) reasonably be expected to have a Material Adverse Effect.
To the extent that any Schedule or any item described or identified on a Schedule refers to (1) “C&R Coal” or “C&R Coal Inc.” or “C&R” or “C&R Coal Company, Inc.” or (2) “Phoenix Coal Processing Company, LLC” or “Phoenix Coal Processing, LLC” or “Phoenix Coal Processing” or “PCP”, such references shall be deemed to mean C&R Coal Company, Inc., a Kentucky corporation, and Phoenix Coal Processing Company, LLC, a Delaware limited liability company, respectively.

Schedule 1A
Rose France Reserves
1. See attached, including the map on which the area for the Rose France Reserves is outlined in blue.

2

Schedule 1A
Rose France Property
Coal Reserves — Engineering estimate

#9 Surface	Old Tonnage	New Tonnage
Acres	425	520
Thickness	5	5
#/Cu.Ft.	80	80
Tonnage	3,702,600	4,530,240
% Recovery	95%	95%
Total Surface Tonnage	3,517,470	4,303,728
Average Ratio	20.2	20.2

#9 Auger

Acres	45	35
Thickness	5	5
#/Cu.Ft.	80	80
Tonnage	392,040	304,920
% Recovery	35%	35%
Total Surface Tonnage	137,214	106,722

#10 Surface

Acres	350	465
Thickness	3.33	3.33
#/Cu.Ft.	80	80
Tonnage	2,030,767	2,698,019
% Recovery	95%	95%
Total Surface Tonnage	1,929,229	2,563,118
Average Ratio	19.3	19.3

#11 Surface

Acres	135	50
Thickness	3.5	3.5
#/Cu.Ft.	80	80
Tonnage	823,284	304,920
% Recovery	75%	75%
Total Surface Tonnage	617,463	228,690
Average Ratio {Estimate}	15	15

Total tons for Rose France	6,201,376	7,202,258

Average Ratio {Estimate}	19.4	19.7

Rose-France Project — Property Descriptions
All Tracts
Opinion of Title
Roger Tract 235A
81 acres, more or less
Surface Only
Muhlenberg County, Kentucky
Carter Coordinate: 16 - 130
Title Opinion #RLW-M- 016 (8)
DESCRIPTION OF PROPERTY
Beginning at a hickory or gum and running N 73 E 18 poles to a hickory and dogwood; thence N 20 E 66 poles to a white oak; thence N 55 E 70 poles to a hickory and beech; thence N 15 W 86 poles to a sweet gum and poplar; thence S 67Yz W 171 poles to a rock; thence S 9 E 109 poles and 19 links to a rock Sam Drake’s line; thence with the line N 73 E 44 poles to the beginning, containing 81 acres.
Opinion of Title
Coal Only
Muhlenberg County, Kentucky
Carter Coordinates: 20 & 21 — J 29 and 16 & 25 — 130
Title Opinion # RLW-M-009
Rogers Tract
300, 301, 227, 238, 239, 240, 214, 235, 236, 310, 308, 209
DESCRIPTION OF PROPERTY
ROGERS TRACT 300
Beginning at an elm, black gum and dogwood, the Ditto corner, and running N. 51 ~ E. 66 poles and 10 links to a white oak, 1. G. W. Fortney corner; thence N. 52 E. 32 poles to two beeches; thence N. 50 W. 20 ~ poles to a white oak; thence N. 20 E. 74 poles to a rock not found; thence S. 38 E. 20 ~ poles to a rock at a sassafras; thence N. 44 E. 128 poles to a stake; thence N. 55 W. to a stake formerly a double beech; thence N. 51 ~ E. 156 poles to a walnut bush, walnut and sycamore marked as pointers, the C. C. & 1. Co.; thence N. 72 E. 2020 poles and 10 links to a beech C. C. & 1. Co.; thence S. 7 ~ E. 52 poles to a rock; thence N. 82 E. 180 poles to a sugar tree and dogwood, Young’s corner; now two elms marked as pointers; thence S. 8 ~ E. 58 poles and 10 links to a white oak, Sharps corner; thence N. 83 E. 18 poles to a stake; thence S. 2 ~ E. 10 poles to a beech; thence N. 88 E. 185 poles to a sweet gum, Creel corner; thence S. 18 W. 65 poles and 20 links to a rock, thence S. 83 W. 148 poles to a stake, formerly two black oaks; thence S. 4 12 E. 86 poles to three sweet gums; thence S. 2 12 W. 46 poles to a walnut; thence S. 60 E. 46 poles and 10 links to a rock; thence N. 34 E. 38 poles and 20 links to a hickory; thence S. 6 ~ W. 46 poles and 10 links to a rock, chestnut, hickory and black oak marked as pointers; thence S. 22 ~ W. 98 poles and 20 links to a black gum; thence S. 71 E. 2 poles to two service bushes; thence S. 77 W. 122 poles and 10 links to a rock; thence N. 23 ~ E. 40 poles to a rock and two hickories; thence N. 26 ~ W. 77 poles to a black oak and rock; thence S. 75 W. 130 W. 130 poles to a rock, formerly poplar; thence S. 27 E. 121 poles and 18 links to a stake, Gleen corner; thence S. 52 W. 133 poles and 10 links to a small white oak; thence N. 40 W. 74 poles and 5 links to 3 white oaks on the public road; thence N. 81 W. 64 poles to a black gum on the said road; thence N. 79 E. 11 poles and 10 links to a stake; thence N. 8 E. 73 poles and 5 links to a stake; Estes corner; thence N. 2 W. 8 poles to a white oak stump; thence S. 83 Y2 W. 126 poles to a small beech and a chestnut, the Kittinger corner; thence S. 80 W. 62 poles to a rock in a road, four beeches marked as pointers; thence S. 39 W. 48 poles to a stake, thence S. 33 /12 W. 44 poles to a stake in the old line; thence S. 82 E. 57 poles and 12 links to a white oak; thence S. 40 W. 114 poles to a rock; thence N. 41 W. 100 poles and 10 links to the beginning, containing, 1,343.02 acres. There is however, excepted from said tract the following parts thereof: Beginning at a rock, white oak, and black gum, marked as pointers, running N. 22 ~ E. 66 poles to a stake, formerly a white oak and dogwood; thence S. 88 E. 104 poles to a stake; thence S. 3 W. 66 poles to two beeches and dogwoods; thence N. 88 W. 127 poles and 10 links to the beginning, containing 45.61 acres, and being the same tract at one timeg owned by James Browning.
ROGERS TRACT 301
Beginning at a rock, white oak, and black gum, marked as pointers, running N. 22 ~ E. 66 poles to a stake, formerly a white oak and dogwood; thence S. 88 E. 104 poles to a stake; thence S. 3 W. 66 poles to two beeches and dogwoods; thence N. 88 W. 127 poles and 10 links to the beginning, containing 45.61 acres, and being the same tract at one timeg owned by James Browning.
ROGERS TRACT 227
Beginning at a large black gum stump, formerly two black gums on a steep hillside an old original corner, running thence N. 8-45

W. 950-1/2 feet to a rock planted on top of hill in sink where tree formerly stood; thence N. 7-38 W. 1838 feet to a rock planted on steep hillside in old field; thence on divisional line S. 82-22 E. 352/5 poles to a stake planted in old original line with small lack oak marked as pointer; thence with the old line S. 1-52 W. 2970 feet to a planted rock 2-1/4 W. 6-1/2 feet from center of beech stump and S. 79 W. 9-1/2 feet from small sweet gum marked as pointer N. 68-1/2 W. 297 feet to the beginning, and containing
ROGERS TRACT 238
Beginning at a beech, sugar tree and white oak marked “A” in plat as surveyed by James Nunan (all now down); thence N. 5 W. 182 poles to a beech (old call a black oak stump), same corner designated by two white oaks and a black oak called for in the Joseph Adcock 200 acre survey, recorded in Deed Book No. 19, page 151 of the Muhlenberg County Court Clerk’s Office; thence N. 85 E. 28 poles to a rock; thence S. 13 E. 183 poles to a rock; thence “with South line” S. 85 W. 44-1/2 poles to the beginning and containing 40 acres, more or less.
ROGERS TRACT 239
Beginning at the southeast corner, at a stone, with black oak pointer, 11 feet north, cherry pointer 13.5 feet north and white oak pointer three feet south; thence S. 87 W. 948.75 feet to a stone; thence N. 6 W. 3012 feet to a beech in the old Adcock Survey; thence N. 87 E. 907.5 feet to a stake with maple and gum pointers; thence S. 57 E. 3025 feet to the beginning, and containing 64.1 acres.
ROGERS TRACT 240
Beginning at a white oak M. Rose’s corner, running thence S. 89 W. with old line 578 feet to a sweet gum; thence N. 16-15 W. 188 feet to a poplar stump; thence S. 88-30 W. 1655 feet to a corner of this tract and the A. R. Adcock place, now owned by the Gibraltar Coal Mining Company; thence with the Gibraltar Coal Mining Company line S. 6-50 E. 2325 feet to A. M. Creel’s corner; thence with the said Creel’s line S. 74-30 E. 480 feet to another of A. M. Creel’s corners in G. B. Rose’s line; thence with his line N. 1 E. 825 feet to his corner; thence with his line S. 82 E. 420 feet to another corner; thence N. 5-15 E. 190 feet to another of the said G. B. Rose’s corners; thence S. 81-30 E. 1145 feet to the east side of a lane between this tract and G. B. Roses old place; thence N. 1-15 W. 1535 feet to the beginning, containing 88.5 acres.
ROGERS TRACT 214
Beginning at a black oak stump, the Drake corner, running thence N. 87' ii E. 181 poles and 15 links to a poplar; thence N. 27 E. 28 poles to a black oak stump; thence N. 20 W. 52 poles to a white oak; thence N. 42' ii W. 127 poles to a hickory, the Baxter corner; thence N. 77 E. 24 poles to a stake in a road; thence with the meanders of said road S. 75 E. 26 poles and 20 links, S. 69 E. 6 poles; S. 62 E. 20 poles to a stake in Rose’s line; thence with said line N. 20 W. 14 poles to a stake, Rose’s corner; thence S. 87' ii E. 24 poles to a stake, formerly two black oaks, hickory and black gum; thence S. 25 E. 120 poles to a red oak; thence N. 78 E. 55 poles to a sweet gum, Rose and Lewi’s corner, thence S. 19 E. 77 poles and 5 links to an elm, Rose’s corner; thence N. 70 E. 46 poles to a stake, Rose’s corner; thence S. 59 E. 16 poles to a stake, formerly beech; thence S. 2 ~ E. 177 poles to a rock; thence S. 9 E. 34 poles to a stake, Rose’s corner; thence S. 70 W. 256 poles to a large sweet gum, Rose’s corner in the rolling line; thence S. 37 E. 4 poles and 20 links to a sweet gum; thence S. 34 ~ W. 137 poles and 5 links to a rock; thence N. 60 W. 46 poles and 10 links to a hickory; thence N. 2 ~ E. 46 poles to a walnut; thence N. 4 ~ W. 66 poles to a stake, formerly two black oaks; thence N. 83 E. 148 poles to a rock; thence N. 18 E. 65 poles and 20 links to a sweet gum, Creel’s corner; thence S. 8 W. 185 poles to a beech; thence N. 2 ~ W. 175 poles to the beginning, containing 668.22 acres.
ROGERS TRACT 235
Beginning at a hickory and gum gone (now a stone), fifth corner to tract #1; thence with the line of tract #1 N. 73 E. 18 poles to a hickory and dogwood; thence N. 20 E. 66 poles to a white oak; thence N. 55 E. 70 poles to a hickory and beech, beginning in tract #1; thence with line of W. H. Noffsinger N. 15 W. 86 poles, more or less, to a gum and poplar, corner to G. B. Ross; thence with the said Ross’s line S. 67 ~ W. 171 poles to a rock; thence S. 9 E. 109 poles and 19 links to a rock in Sam Drake’s line; thence N. 73 E. 44 poles to the beginning, containing 81 acres, more or less.
ROGERS TRACT 236
Beginning at a stake; thence N. 33-36 E. 728.3 feet to a sweet gum stump; thence N. 33-25 W. 73.2 feet to a sweet gum stump; thence N. 70-05 E. 1448.7 feet to a stake in a ditch; said stake being in line with the center line of a lane; thence S. 6-03 E. 1845.5 feet with the center line of said lane to a stake; thence S 75-11 W. 424.4 feet to a rock; thence N. 40-13 W. 515.2 feet to a sycamore; thence S. 39-30 W. 815.3 feet to a white oak; thence N. 37-47 W. 1224 feet to the beginning, containing 60.85 acres.
ROGERS TRACT 310
A tract of land in Muhlenberg County, Kentucky, beginning at a small gum; thence N. 25-15 E. 1594.2 feet to a rock; thence N. 006 W. 669.5 feet to an elm; thence N. 33-36 E. 955 feet to a stake; thence N. 33-36 E. 955 feet to a stake; thence S. 37-47 E. 1224 feet to a large white oak; thence S. 76-14 W. 911.2 feet to a poplar; thence S. 13-42 E. 2421 feet to a white oak stump; thence N. 69-14 W. 1806.4 feet to the beginning, containing 64.35 acres.
ROGERS TRACT 209 (INCLUDES ROGERS TRACT 312)
Beginning at a poplar, Rose and Drake’s corner, running N 75 E 56 poles to two white oaks; thence N 39 E 49 poles and 5 links to a sycamore’ thence S 40 E 32 poles to a rock in the old line; thence N 75 E 96 poles to a rock, Drake’s corner; thence S 14 ~ E 97 ~poles to a rock; thence N 75 W 136 poles and 20 links to a rock, Creel’s corner, thence S 14 ~ E 71 poles and 5 links to a rock, formerly two hickories S 75 W 69 poles and 15 links to a rock; thence N 14 Y2 W 171 poles and 15 links to the beginning, containing 161 acres.

Opinion of Title
Roger A. Frances and Ellen L. France Tract
82 acres, more or less
Surface Only
Muhlenberg County, Kentucky
Carter Coordinate: 20 — J29 & 16 — 130
PVA Tract # 160-94
Title Opinion #RLW-M- 007 (S)
Tract 1
Tract #1: Beginning at a rock by a Sycamore stump running N. 20% E. 2063 feet to a stake by a small bridge; thence S. 89 W. 1000 feet to a stake; thence N. % E. 1375 feet to a stake; thence S. 82 E. 1594 feet to a stake in the lane; thence S. is E. 809 feet to a stake in lane at bridge; thence S. 6 W. 332 feet to A. B. Oak stump; thence due South 1452 feet to a stake in old line; thence with old line S. 70 W. 1376 feet to beginning, containing 82 acres, more or less.
Tract 2
Tract #1: Beginning at G. B. Rose’s corner running S 81-114 W 40 poles; thence S 3 E 11 poles; thence N 81-1/4 E 40 poles; thence N 2 W 11 poles to the beginning, containing 2-1/2 acres, more or less.
Tract #2: Beginning at a stone on West side of the land Alvis Adcock’s corner, running N 81-114 W 29 poles and 3/12 feet to a stake; thence S 2 W 11 poles and 10 feet; thence S 81-114 E 29 poles and 3-112 feet; thence N 2 W 11 poles and 10 feet to the beginning.
Opinion of Title
Warren Tract
20 acres, more or less
Surface Only
Muhlenberg County, Kentucky
Carter Coordinate: 25 - 130
PYA Tract # 175-1 (part)
Title Opinion #RLW-M-OIO(S)
DESCRIPTION OF PROPERTY
Beginning at a stake about 10 feet North of a Large white oak, old corner, running S 2-1/4 E 1100 feet to a black oak in old line; thence N 88-1/4 W 800 feet to a stake in field; N 2-1/4 W 1100 feet to a stake in old line thence with the old line N 88-1/4 E 800 feet to the beginning, containing 20 acres, more or less.
Opinion of Title
Rose Tract
140 acres, more or less
Surface Only
Muhlenberg County, Kentucky
Carter Coordinate:
PYA Tract # 160-95
Title Opinion #RLW-M- 011 (S)
DESCRIPTION OF PROPERTY
BEGINNING at a stake in an old road about 10 feet West of white oak, an old corner, and running N. 88\14 E. 1736 feet with an old line (that passes through the cemetery) to a stake in said line W. C. Rose’s corner to 20 A. tract; thence with W. C. Rose’s line S. 2 Y2 E. 1100 feet to his corner a stake in field; thence with another of W. C. Rose’s lines S 88 \14 E. 800 feet to a B. Oak in another old line; thence S. 2 \14 E. 596 feet to the old Adcock corner; thence with the old Adcock line S. 12 E. 577 Y2 feet to a stake on a ditch; thence S. 70 W. about 2900 feet to a stake W. C. Rose’s corner; thence with his line due North 1452 feet to B. Oak stump; thence N. 6 E. 332 feet to a stake at a bridge; thence N. Y2 W. 809 to a stake; thence N. 1 W. 590 feet to the beginning, containing 140 acres, more or less.
Opinion of Title
Coal Leasehold Only
Muhlenberg County, Kentucky
Carter Coordinate: 20 & 21 of J-29, 18 & 25 of J-30
Title Opinion # RLW-M-008

Rogers No.
209, 214, 227, 235, 236, 238, 239, 240, 300, 308, 301, 312
ROGERS TRACT 300
Beginning at an elm, black gum and dogwood, the Ditto corner, and running N. 51 Y2 E. 66 poles and 10 links to a white oak, J. G. W. Fortney corner; thence N. 52 E. 32 poles to two beeches; thence N. 50 W. 20 Y2 poles to a white oak; thence N. 20 E. 74 poles to a rock not found; thence S. 38 E. 20 1;2 poles to a rock at a sassafras; thence N. 44 E. 128 poles to a stake; thence N. 55 W. to a stake formerly a double beech; thence N. 51 l;2 E. 156 poles to a walnut bush, walnut and sycamore marked as pointers, the C. C. & 1. Co.; thence N. 72 E. 2020 poles and 10 links to a beech C. C. & 1. Co.; thence S. 7 1 ;2 E. 52 poles to a rock; thence N. 82 E. 180 poles to a sugar tree and dogwood, Young’s corner; now two elms marked as pointers; thence S. 8 Y2 E. 58 poles and 10 links to a white oak, Sharps corner; thence N. 83 E. 18 poles to a stake; thence S. 2 1;2 E. 10 poles to a beech; thence N. 88 E. 185 poles to a sweet gum, Creel corner; thence S. 18 W. 65 poles and 20 links to a rock, thence S. 83 W. 148 poles to a stake, formerly two black oaks; thence S. 4 1;2 E. 86 poles to three sweet gums; thence S. 2 1;2 W. 46 poles to a walnut; thence S. 60 E. 46 poles and 10 links to a rock; thence N. 34 E. 38 poles and 20 links to a hickory; thence S. 61;2 W. 46 poles and 10 links to a rock, chestnut, hickory and black oak marked as pointers; thence S. 22 1;2 W. 98 poles and 20 links to a black gum; thence S. 71 E. 2 poles to two service bushes; thence S. 77 W. 122 poles and 10 links to a rock; thence N. 23 Y2 E. 40 poles to a rock and two hickories; thence N. 26 Y2 W. 77 poles to a black oak and rock; thence S. 75 W. 130 W. 130 poles to a rock, formerly poplar; thence S. 27 E. 121 poles and 18 links to a stake, Gleen corner; thence S. 52 W. 133 poles and 10 links to a small white oak; thence N. 40 W. 74 poles and 5 links to 3 white oaks on the public road; thence N. 81 W. 64 poles to a black gum on the said road; thence N. 79 E. 11 poles and 10 links to a stake; thence N. 8 E. 73 poles and 5 links to a stake; Estes corner; thence N. 2 W. 68 poles to a white oak stump; thence S. 83 1 ;2 W. 126 poles to a small beech and a chestnut, the Kittinger corner; thence S. 80 W. 62 poles to arock in a road, four beeches marked as pointers; thence S. 39 W. 48 poles to a stake, thence S. 33 /I2 W. 44 poles to a stake in the old line; thence S. 82 E. 57 poles and 12 links to a white oak; thence S. 40 W. 114 poles to a rock; thence N. 41 W. 100 poles and 10 links to the beginning, containing, 1,343.02 acres. There is however, excepted from said tract the following parts thereof: Beginning at a rock, white oak, and black gum, marked as pointers, running N. 22 Y2 E. 66 poles to a stake, formerly a white oak and dogwood; thence S. 88 E. 104 poles to a stake; thence S. 3 W. 66 poles to two beeches and dogwoods; thence N. 88 W. 127 poles and 10 links to the beginning, containing 45.61 acres, and being the same tract at one timeg owned by James Browning.
ROGERS TRACT 301
Beginning at a rock, white oak, and black gum, marked as pointers, running N. 22 Y2 E. 66 poles to a stake, formerly a white oak and dogwood; thence S. 88 E. 104 poles to a stake; thence S. 3 W. 66 poles to two beeches and dogwoods; thence N. 88 W. 127 poles and 10 links to the beginning, containing 45.61 acres, and being the same tract at one timeg owned by James Browning.
ROGERS TRACT 227
Beginning at a large black gum stump, formerly two black gums on a steep hillside an old original corner, running thence N. 8-45 W. 950-1/2 feet to a rock planted on top of hill in sink where tree formerly stood; thence N. 7-38 W. 1838 feet to a rock planted on steep hillside in old field; thence on divisional line S. 82-22 E. 35- .2/5 poles to a stake planted in old original line with small black oak marked as pointer; thence with the old line S. 1-52 W. 2970 feet to a planted rock 2-1/4 W. 6-1/2 feet from center of beech stump and S. 79 W. 9-1/2 feet from small sweet gum marked as pointer N. 68-1/2 W. 297 feet to the beginning, and containing
ROGERS TRACT 238
Beginning at a beech, sugar tree and white oak marked “A” in plat as surveyed by James Nunan (all now down); thence N. 5 W. 182 poles to a beech (old call a black oak stump), same corner designated by two white oaks and a black oak called for in the Joseph Adcock 200 acre survey, recorded in Deed Book No. 19, page 151 of the Muhlenberg County Court Clerk’s Office; thence N. 85 E. 28 poles to a rock; thence S. 13 E. 183 poles to a rock; thence “with South line” S. 85 W. 44-1/2 poles to the beginning and containing 40 acres, more or less.
ROGERS TRACT 239
Beginning at the southeast corner, at a stone, with black oak pointer, 11 feet north, cherry pointer 13.5 feet north and white oak pointer three feet south; thence S. 87 W. 948.75 feet to a stone; thence N. 6 W. 3012 feet to a beech in the old Adcock Survey; thence N. 87 E. 907.5 feet to a stake with maple and gum pointers; thence S. 57 E. 3025 feet to the beginning, and containing 64.1 acres.
ROGERS TRACT 240
Beginning at a white oak M. Rose’s corner, running thence S. 89 W. with old line 578 feet to a sweet gum; thence N. 16-15 W. 188 feet to a poplar stump; thence S. 88-30 W. 1655 feet to a corner of this tract and the A. R. Adcock place, now owned by the Gibraltar Coal Mining Company; thence with the Gibraltar Coal Mining Company line S. 6-50 E. 2325 feet to A. M. Creel’s corner; thence with the said Creel’s line S. 74-30 E. 480 feet to another of A. M. Creel’s corners in G. B. Rose’s line; thence with his line N. 1 E. 825 feet to his corner; thence with his line S. 82 E. 420 feet to another corner; thence N. 5-15 E. 190 feet to another of the said G. B. Rose’s corners; thence S. 81-30 E. 1145 feet to the east side of a lane between this tract and G.B. Rose’s old place; thence N. 1-15 W. 1535 feet to the beginning, containing 88.5 acres.
ROGERS TRACT 214
Beginning at a black oak stump, the Drake corner, running thence N. 87 12 E. 181 poles and 15 links to a poplar; thence N. 27 E. 28 poles to a black oak stump; thence N. 20 W. 52 poles to a white oak; thence N. 4212 W. 127 poles to a hickory, the Baxter corner; thence N. 77 E. 24 poles to a stake in a road; thence with the meanders of said road S. 75 E. 26 poles and 20 links, S. 69

E. 6 poles; S. 62 E. 20 poles to a stake in Rose’s line; thence with said line N. 20 W. 14 poles to a stake, Rose’s corner; thence S. 87 12 E. 24 poles to a stake, formerly two black oaks, hickory and black gum; thence S. 25 E. 120 poles to a red oak; thence N. 78 E. 55 poles to a sweet gum, Rose and Lewis’ corner; thence S. 19 E. 77 poles and 5 links to an elm, Rose’s corner; thence N. 70 E. 46 poles to a stake, Rose’s corner; thence S, 59 E. 16 poles to a stake, formerly beech; thence S. 2 )Iz E. 177 poles to a rock; thence S. 9 E. 34 poles to a stake, Rose’s corner; thence S. 70 W. 256 poles to a large sweet gum, Rose’s corner in the rolling line; thence S. 37 E. 4 poles and 20 links to a sweet gum; thence S. 34 )Iz W. 137 poles and 5 links to a rock; thence N. 60 W. 46 poles and 10 links to a hickory; thence N. 2 )Iz E. 46 poles to a walnut; thence N. 4 )Iz W. 66 poles to a stake, formerly two black oaks; thence N. 83 E. 148 poles to a rock; thence N. 18 E. 65 poles and 20 links to a sweet gum, Creel’s corner; thence S. 8 W. 185 poles to a beech; thence N. 2 )Iz W. 175 poles to the beginning, containing 668.22 acres.
ROGERS TRACT 235
Beginning at a hickory and gum gone (now a stone), fifth corner to tract #1; thence with the line of tract#l N. 73 E. 18 poles to a hickory and dogwood; thence N. 20 E. 66 poles to a white oak; thence N. 55 E. 70 poles to a hickory and beech, beginning in tract #1; thence with line of W. H. Noffsinger N. 15 W. 86 poles, more or less, to a gum and poplar, corner to G. B. Ross; thence with the said Ross’s line S. 67 )Iz W. 171 poles to a rock; thence S. 9 E. 109 poles and 19 links to a rock in Sam Drake’s line; thence N. 73 E. 44 poles to the beginning, containing 81 acres, more or less.
ROGERS TRACT 236
Beginning at a stake; thence N. 33-36 E. 728.3 feet to a sweet gum stump; thence N. 33-25 W. 73.2 feet to a sweet gum stump; thence N. 70-05 E. 1448.7 feet to a stake in a ditch; said stake being in line with the center line of a lane; thence S. 6-03 E. 1845.5 feet with the center line of said lane to a stake; thence S 75-11 W. 424.4 feet to a rock; thence N. 40-13 W. 515.2 feet to a sycamore; thence S. 39-30 W. 815.3 feet to a white oak; thence N. 37-47 W. 1224 feet to the beginning, containing 60.85 acres.
ROGERS TRACT 310
A tract of land in Muhlenberg County, Kentucky, beginning at a small gum; thence N. 25-15 E. 1594.2 feet to a rock; thence N. 006 W. 669.5 feet to an elm; thence N. 33-36 E. 955 feet to a stake; thence N. 33-36 E. 955 feet to a stake; thence S. 37-47 E. 1224 feet to a large white oak; thence S. 76-14 W. 911.2 feet to a poplar, thence S. 13-42 E. 2421 feet to a white oak stump; thence N. 69-14 W. 1806.4 feet to the beginning, containing 64.35 acres.
ROGERS TRACT 209 (INCLUDES ROGERS TRACT 312)
Beginning at a poplar, Rose and Drake’s corner, running N 75 E 56 poles to two white oaks; thence N 39 E 49 poles and 5 links to a sycamore thence S 40 E 32 poles to a rock in the old line; thence N 75 E 96 poles to a rock, Drake’s corner; thence S 14 ~ E 97 ~ poles to a rock; thence N 75 W 136 poles and 20 links to a rock, Creel’s corner; thence S 14 ~ E 71 poles and 5 links to a rock, formerly two hickories S 75 W 69 poles and 15 links to a rock; thence N 14 ~ W 171 poles and 15 links to the beginning, containing 161 acres.

Schedule 2.1(a)
Other Phoenix Reorganization Entities

Other Phoenix	Jurisdiction of
Reorganization Entity	Organization	Ownership
C&R Coal Company, Inc.	Kentucky	R&L Winn, Inc. (100%)
Charolais Coal Sales, LLC	Delaware	Phoenix Coal Corporation (100%)
Charolais Mining Company, LLC	Delaware	Phoenix Coal Corporation (100%)
Evergreen Mineral Co., Inc.	Kentucky	Phoenix Coal Corporation (100%)
Old Liberty Equipment Co., Inc.	Kentucky	Phoenix Coal Corporation (100%)
Phoenix Coal Processing Company, LLC	Delaware	Phoenix Coal Corporation (100%)
R&L Winn, Inc.	Kentucky	Phoenix Coal Corporation (100%)
Renfro Equipment Inc.	Kentucky	Phoenix Coal Corporation (100%)
Schoate Mining Co., LLC	Kentucky	Evergreen Mineral Co., Inc. (50%) / Old Liberty Equipment Co., Inc. (50%)

3

Schedule 2.1(b)(i)
AT Fixed Assets
1. The fixed assets described on the Forced Liquidation Value, Orderly Liquidation Value, and Fair Market Value appraisal of the fixed assets of the Phoenix Entities by Hilco Appraisal Services, LLC, a copy of the description listing of which fixed assets as it appears in said appraisal (with valuation amounts redacted) is attached hereto.
2. All mining equipment and other fixed assets not specifically listed on the attachment to Item 1 of this Schedule 2.1(b)(i) which are owned by the Phoenix Group Entities and used in the conduct of the Surface Mining Business, including without limitation those fixed assets which are owned by the Phoenix Group Entities as of the date of the Agreement and listed on each Monthly Fixed Asset Report attached hereto (each such Report being attached to provide a listing of fixed assets without any representation by reason of attaching such Reports as to (i) whether those assets are currently assets of the Phoenix Group Entities or (ii) any other information contained thereon). The assets listed on the attachment as owned by Crittenden County Coal, Inc., if owned by Crittenden County Coal, Inc. as of the date of the Agreement, will be transferred to the Acquired Company prior to the Closing.
3. Office furniture and equipment located at the Cleaton shop, the surface mining sites [and the Madisonville office], excluding office equipment, computers and related software utilized at their work stations (and in some cases elsewhere as well) by employees who will remain employees of the Remaining Phoenix Entities after the Closing. In this regard, to the extent that (i) any Phoenix Group Entity is a party to any software license agreement and (ii) software licenses derived from any such software license agreement are applicable to software installed on both computers constituting AT Assets and computers that will remain with employees of the Remaining Phoenix Entities after the Closing, the Sellers shall use their best reasonable efforts to ensure that such software licenses remain applicable to, and in full force and effect for, the software on such computers constituting AT Assets following the Closing.
4. GPS Topcon Hyper Ga. — base receiver, rover receiver, tribrach – S#: 498-00252/00274.
External radio — S#: 2003766
Data Collector — TDS Nomad — S#: ET0DC03531
Laser Rangefinder — True Pulse 360 — S#: 009940
Auto Level — Topcon AT-G3 8H1781
Tripod — Two CST Berger
Prism pole — Seco

4

Hilco Appraisal Services LLC August 10,2009 Phoenix Coal, Inc. Phoenix Coal, Inc., 1215 Nebo Road, Madisonvitle, Kentucky I HHooRet* Rank * Unit* Year Make Effective Data: July 30,2009,.” r-:- •-:.-”: , ..%v*i- • — OrdBriy F* UndeWon Msiwt V*w Value t : . » oozens 22 803 1881 CaterpUar D9N Crawler Tractor W002874 SCH (BRIAR HILL) ~ 23 871 1985 CaterpUar D9L Crawler Tractor 14Y02974 Counterweight. UC Good SCH (BRIAR Hill.) Y 21 527 1883 CampMsr 09L Crawler Tractor 14YB1325 Ejdra undercarriage aralIHe for unit RL V 24 879 2008 CatBtpMar D6TLGP Crawler Tractor KP2S2495 Segemerts down, showing wear SCH (BRIAR HILL) V 25 C142 2005 Caterpillar 08T Crawler Trador KPZ00765 SCH (BRIAR HILL) RH 26 CMS 1998 CaterpHar 08R Crawlar Tractor 7XM0281S RB (JESSUP) 27 C152 1S85 Caterpillar pet Crawler Tractor 53Y03540 Winch KOMINE 28 423 2005 Caterpillar D7RLGP Crawler Tractor ABJ00602 KOMINE 30 0148 1894 Caterpaiaf D7H Crawler Tractor 4K305775 Mew Undercarriage being msaledettmieof Inspection KOMINE Y 28 9521 1969 (Est.) CaterpUar D7F Crawler Tractor 61G00478 G5 v 31 804 1990 Caterpillar D6HLGP Crawler Tractor 1KDO40B8 CCC LN 3 3 886 2007 Calarpttar D11R Crawler Tractor 4,288 7PZD5O10 Undercarriage down SCH (BRIAR HILL) Y 5 5 424 2007 Caterpillar D11R Crawler Tractor 7P2S009 RL 1 t 529 2O06 Caterpillar D11R Crawler Tractor 6,791 7PZD1448 KOMINE 2 2 878 2008 Caterpillar D11R Crawler Tractor 7,381 7PZ01450 KOMINE 6 7 C158 2006 CaterpUar D11R Crawler Tractor 7P201493 UC Appro*. 60% SCH (BRIAR HILL) RH 7 6 901 2001 CatarpMar 011R Crawler Tractor 09TR0034S Purchased with CCC SCH (BRIAR HILL) RH 6 8 612 1997 CaterpUar 011R Crawler Tractor 08TROO212 Purchased wttr/REI RB (JESSUP) 4 4 C159 2006 CaterpWar D11R Crawler Tractor 07P2B1449 UC Appro* 60% SCH (BRIAR rfflX) RH 12 13 528 1998 Caterplhr D11N Crawler Tractor 74275288 KOMINE 15 16 C1S1 1997 Caterpillar D11N Crawler Tractor 74Z75270 RL 13 14 827 1994 CatopMar D11M Crawlar Tractor 74Z75242 Not In service, UC poor, machowFalrCaid SCH (BRIAR HILL) 14 15 C157 1990 Caterpillar D1 IN Crawlar Tractor 7420776 Retxitt Engine IrrstafeBon being done at lime ot Inspection RL Y 20 C149 1988 CalerpWar DION Crawler Tractor 2YD00824 RH (JESSUP) Y 18 19 525 1984 CatenjOlaf 0101 Crawler Tractor 84W00974 WtianAwBiMe? CCC N 19 20 523 1981 CaterpBlar D10L Crawler Tractor B4W00703 AviDeMitjr Decreasing, pent Han) to Get, — — *• • Kecarnaaon ixvy REI (JESSUP) Y 17 18 C150 1981 Caterpillar 010 Crawler Tractor 84W00692 Radamaoon Tractor Move to Jump wtm CCC WrbrtaOut CCC Y 16 17 C155 1978 Caterpffjar _,g Crawler Tractor 84W00S80 REI (JESSUP, Y 10 10 868 2008 Komatsu D475A-6 Crawler Tractor 20104 Counisrwelaht SCH (BRIAR MILL) Y 9 9 807 2005 Komatsu D476-SA Crawler Tractor 20063 Newer Undercarriage, 4 BBUSS Ripper SCH (BRIAR HILL) Y 11 11 852 2003 Kometou D475A-3 SO Crawler Tractor 10743 Couftterwdght. Segrnerus SCH (BRIAR HILL) Y LOADERS I I Y

Hilco Appraisal Services LLC

August 10, 2009
Phoenix Coal, Inc.

Phoenix Coal, Inc., 1215 Nebo Road, Madisonville, Kentucky

Effective Date: July 30, 2009

Hilco Ref#	Rank #	Unit #	Year	Make	Model	Type	Meter #1	VIN #	Notes	Location	Insp	Orderly Liquidation Value $	Fair Market Value $
32	1	535	2008	Caterpillar	992K	Wheel Loader		H4C00345		RL	Y		
33	3	534	2007	Caterpillar	992G	Wheel Loader	8,579	AZX00629	TO KO	KO MINE	Y		
34	4	C241	2007	Caterpillar	992G	Wheel Loader		AZX00623		SCH (BRIAR HILL)	Y		
35	5	C243	1997	Caterpillar	992G	Wheel Loader		7HR00096		KO MINE	Y		
36	6	916	1996	Caterpillar	992D	Wheel Loader		7MJ75014	High Lift	REI (JESSUP)	Y		
41	11	533	1994	Caterpillar	992C	Wheel Loader		49Z75248		REI (JESSUP)	Y		
40	10	C244	1993	Caterpillar	992C	Wheel Loader		49Z00670	High Lift	ISLAND DOCK	Y		
38	8	858	1991	Caterpillar	992C	Wheel Loader		49Z01901	High Lift	SCH (BRIAR HILL) RH	Y		
39	9	C242	1991	Caterpillar	992C	Wheel Loader		49Z001316		RL	Y		
37	7	875	1987	Caterpillar	992C	Wheel Loader		49Z01030	Standard Lift, Fair Cond.	SCH (BRIAR HILL) RH	Y		
42	12	C245	1985	Caterpillar	992C	Wheel Loader		49Z00663	Standard Lift When Available, Rubber Fair-Poor	CCC	Y		
43	13	917	1981	Caterpillar	992C	Wheel Loader		42X00943	High Lift TO KO	CR	Y		
44	14	531	1980	Caterpillar	992C	Wheel Loader		42X00720		ISLAND DOCK	Y		
45	15	849	1978	Caterpillar	992C	Wheel Loader		042X00217	Standard Lift	ISLAND DOCK	Y		
46		C247	1994	Caterpillar	988B	Wheel Loader		50W05793		REI (JESSUP)	Y		
48		C248	1988	Caterpillar	988B	Wheel Loader		50W09272		SCH (BRIAR HILL)	Y		
49		431	1988	Caterpillar	988B	Wheel Loader		50W08880		KO MINE	Y		
47		432	1977	Caterpillar	988B	Wheel Loader		50W01740		RL	Y		
52		857	1996	Caterpillar	950F II	Wheel Loader		05SK02537		SCH (BRIAR HILL)	Y		
57		605	1988	Dresser	520B	Wheel Loader		41966		REI (JESSUP)	Y		
50		813	1994	Komatsu	WA600	Wheel Loader		UA50017		SCH (BRIAR HILL)	Y		
55		C212	1978	Michigan	475B	Wheel Loader		421J224C		ISLAND DOCK	Y		
56		C215	1977	Michigan	475B	Wheel Loader		421J179C		ISLAND DOCK	Y		
54		C167	1979	Michigan	380	Wheel Dozer		484A107K		ISLAND DOCK	Y		
51		919	1983	Michigan Clark	275C	Wheel Loader		492A261		RL	Y		
53		918	1997	Volvo	180C	Wheel Loader		L180CV60485	Coal Bkt., Small rubber,	SCH (BRIAR HILL)	Y		
HAUL TRUCKS											Y		
70	New	C720	2009	Caterpillar	777F	Off Highway	2,419	0JRP01866		KO MINE	Y		
58	New	507	2008	Caterpillar	777F	Off Highway		0JRP01082		RL	Y		
59	New	508	2008	Caterpillar	777F	Off Highway		0JRP01234		RL	Y		
60	New	509	2008	Caterpillar	777F	Off Highway		0JRP01305		RL	Y		
61	New	887	2008	Caterpillar	777F	Off Highway	4,124	0JRP01387		KO MINE	Y		
62	New	888	2008	Caterpillar	777F	Off Highway	3,796	0JRP01504		KO MINE	Y		
63	New	889	2008	Caterpillar	777F	Off Highway	3,987	0JRP01506		KO MINE	Y		
68	New	C718	2008	Caterpillar	777F	Off Highway	2,887	0JRP01612		SCH (BRIAR HILL) RH	Y		
69	New	C719	2008	Caterpillar	777F	Off Highway	2,816	0JRP01613		SCH (BRIAR HILL) RH	Y		
71	1	936	1994	Caterpillar	777C	Off Highway		4XJ75004		SCH (BRIAR HILL) RH	Y		
72	2	937	1994	Caterpillar	777C	Off Highway		4XJ75003		SCH (BRIAR HILL) RH	Y		
73	3	805	1994	Caterpillar	777C	Off Highway		4XJ401		SCH (BRIAR HILL) RH	Y		
74	4	801	1994	Caterpillar	777C	Off Highway		4XJ306		SCH (BRIAR HILL) RH	Y		
75	5	C710	1989	Caterpillar	777B	Off Highway		4YC00831		SCH (BRIAR HILL) RH	Y		
91	21	9507	1985	Caterpillar	777A	Off Highway		84A1479		REI (JESSUP)	Y		
93	23	402	1985	Caterpillar	777A	Off Highway		84A1715		CR	Y		
92	22	403	1984	Caterpillar	777A	Off Highway		84A01414		CR	Y		
89	19	505	1983	Caterpillar	777A	Off Highway		84A1245		CR	Y		

9

Hilco Appraisal Services LLC August 10,2009 Phoenix Coal. Inc. Phoenix Coal, Inc., 1215 Nebo Road, Madisonville, Kentucky HtksoReW Rar*§ Unit* Year MateA-/ •• EteaftS0a*bauh36aa!(«Ssfci£;v* Model ;. “ • •iTypoj:”:. tap. - Order* Fa* Uqiadefton Market VWue Vam» S3 13 505 1981 CaterpBsr 777A CHI Highway S4A909 REI (JESSUP) r m 14 C703 1981 Caterptsar 77TA Off Highway MA009BB RB(JESSUP) Y 88 18 C705 1981 CaterpSar 777A Off Highway B4A000987 When Available? CCC N 95 25 401 1981 Caterpiar 777A OrTHIghway 84A843 No Power, Coat Hauler Only RL Y 78 a C709 1980 Cateipllaf 777A Off Highway 84A006S9 Cummkn Engine REI (JESSUP) V 85 15 503 1880 CatarpHar 777A Off Highway 84A073S Back Up Truck tor Both Schoated Operations SCH (BRIAR HILL) Y 86 18 504 I960 Caterpitar 777A Olf Highway 64A00855 RB (JESSUP) Y 87 17 C707 1980 Caterpillar 777A Oil Highway 84A00631 CCC N 94 24 C704 1980 CaterpBar 777A Off Highway 84A0O872 CCC N 90 20 C708 1979 CsnrpHar 777A Off Highway 84A00487 REI (JESSUP) Y 64 New 895 2008 Komatsu 785-7 Off Highway 8,935 A10079 SCH (BRIAR HIU) Y 65 New 896 2008 Komatsu 785-7 Off Highway 2,112 A10089 SCH (BRIAR WLL) V 66 New 897 2008 Komatsu 785-7 Off Highway 831 A10090 SCH (BRIAR HU.) V 67 New 898 2008 Komatsu 785-7 Off Highway 1,506 A10D93 SCH (BRIAR HILL) Y 77 7 B54 1997 (Est) Komatsu 330MHaulpak Off Highway CF2447BBFP41BP Unit being serviced at erne of inspection SCH (BRIAR HIU) Y 78 8 853 1997 (Esl.) Komatsu 330MHSUlpak OR Highway CF244798CFP41BP SCH (BRIAR HU) V BO 10 830 1997 (EM.) Komatsu 330MHaufpak Off Highway CF24480BFP41BW SCH (BRIAR HILL) Y 79 9 B3E 1996 (Est.) Komatsu 330M Haulpiik OW Highway CF24418BFP41BW SCH (BRIAR HILL) Y 81 11 828 1998 (Ell.) Komatsu 330MHaulpBll Off Highway CF24432BFP41Brl Unit in* in use during innpm, Iwifi SCH (BRIAR HILL) Y 82 12 829 1998 (Est) Komatsu 330MHaB«ilt Off Highway CF24413BFP41BE SCH (BRIAR HtLL| Y GRADERS, BRILLS. EX CAVATORS Y 96 890 2008 Volvo (3990 Motor Grader 4,049 42046 SCH (BRIAR HILL} Y 98 956 1988 Catnpllar 16G Motor Grader 93U026S1 KOMINE Y SB 0407 1988 GatapUar 16Q Motor Grader 93U2S43 REHJESSUP) Y Wl 806 1987 CaterpHar 16G Motor Grader 93002425 rapper RL Y too C405 19B3 CaterpBar 1BG Motor Grader 93U02227 SCH (BRIAR HILL) RH Y 97 C40S 1981 CatorpRer 160 Motor Grader 93U1394 ISLAND DOCK Y 102 466 Drilech D45KS CMS 731618 KOMINE Y 103 614 DrHtech D40KS Drill 731537 REI (JESSUP) Y 104 C309 Ingereof Rand DMLX1200 DrilJ 7137 SCH (BRIAR HILL) Y 105 9310 DrHtech D45KS Drill 731850 Machine He during inspection. Right side engine enotourse mte»ig,FalrCorKl. SCH (BRIAR HILL) Y 106 C308 1999 psL) Ingersol Rand RDM50EXL1200 Dili 2874 SCH (BRIAR HILL) RH Y 107 C3« 1885 (&t) DrWech C40K2L Drll 731117 KOMINE Y 108 547 1988 (Est.) Drlstch D40K Orfl 731184 RL Y 109 546 1988 (Ett.) Driltech D40K OriB 731089 Machine nee rough appearance, ovaral cond. rsfr SCH (BRIAR HILL) RH Y ;

Hilco Appraisal Services LLC

August 10, 2009
Phoenix Coal, Inc.

Phoenix Coal, Inc., 1215 Nebo Road, Madisonville, Kentucky

Effective Date: July 30, 2009

Hilco Ref#	Rank #	Unit #	Year	Make	Model	Type	Meter #1	VIN #	Notes	Location	Insp	Orderly Liquidation Value $	Fair Market Value $
110		541	1994	Hitachi	EX700	Hyd. Excavator		172-1488	Rough Apperance, Sheet metal damage, left side catwalks bent, right side engine enclosure / channel frame pushed in.	RL	Y		
111		479	2006	Komatsu	PC800	Hyd. Excavator		20149		KO MINE	Y		
112		932	1997	Hitachi	EX750	Hyd. Excavator		17C-5082	Very Weak, No Spare # 8 Spreads	OCC	N		
113		C903	2004	Link Belt	800LX	Hyd. Excavator		K9J49008		RE (JESSUP)	Y		
114		846	1995	Hitachi	700H	Hyd. Excavator		172-1589	Undercarriage showing signs of replacement soon, UC approx. 20% life remaing	SCH (BRIAR HILL)	Y		
115		864	1994	Hitachi	EX700BE	Hyd. Excavator		172-1445		SCH (BRIAR HILL) RH	Y		
116		894	2007	Komatsu	PC 800 LC-8	Hyd. Excavator		55024		SCH (BRIAR HILL)	Y		
117		C935	1996 (Est.)	Link Belt	8000 Quantum	Hyd. Excavator		800Q2-1117		SCH (BRIAR HILL) RH	Y		
118		834	1990	Hitachi	EX1800LD	Hyd. Front Shovel		182-0165		SCH (BRIAR HILL) RH	Y		
119		881	2008	Hitachi	EX1900LD	Hyd. Front Shovel	5,498	FF018K0001007		SCH (BRIAR HILL)	Y		
										Total Orderly Liquidation Value			
										Total Fair Market Value			

11

001 Phoenix Coal Corporation

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	D/M	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16000-00-00-00-00																
000313		Land	07/31/2006	NO	00 00	07/31/2009	42,654.14	0.00	0.00	42,654.14	0.00	0.00	0.00	0.00	$ 42,654.14	
000314		Land - Claston	08/05/2008	NO	00 00	07/31/2009	0.00	36,500.00	0.00	36,500.00	0.00	0.00	0.00	0.00	36,500.00	
G/L Asset Acct No = 16000-00-00-00-00							42,654.14	36,500.00	0.00	79,154.14	0.00	0.00	0.00	0.00	$ 79,154.14	
Less Remaining Values																
Net Total							42,654.14	36,500.00	0.00	79,154.14	0.00	0.00	0.00	0.00	$ 79,154.14	
G/L Asset Acct No = 16100-00-00-00-00																
000315		Building - Claston	03/01/2009	SF	40 00	07/31/2009	0.00	193,500.00	0.00	193,500.00	0.00	2,015.62	0.00	2,015.62	$ 191,484.38	
000317		Building - Claston - Building Remodeling	07/01/2009	SF	40 00	07/31/2009	0.00	95,866.53	0.00	95,866.53	0.00	201.80	0.00	201.80	95,664.73	
000318		Building - Claston - Electrical	07/01/2009	SF	40 00	07/31/2009	0.00	78,712.39	0.00	78,712.39	0.00	163.98	0.00	163.98	78,548.41	
000319		Air Compressor - Claston	07/01/2009	SF	10 00	07/31/2009	0.00	28,598.13	0.00	28,598.13	0.00	238.31	0.00	238.31	28,359.82	
000320		Jib Cranes - Claston	07/01/2009	SF	10 00	07/31/2009	0.00	44,406.63	0.00	44,406.63	0.00	370.05	0.00	370.05	44,036.58	
000321		Parts Washer - Claston	07/01/2009	SF	10 00	07/31/2009	0.00	19,928.00	0.00	19,928.00	0.00	166.06	0.00	166.06	19,761.94	
000322		Communications - Claston	07/01/2009	SF	10 00	07/31/2009	0.00	5,911.91	0.00	5,911.91	0.00	49.26	0.00	49.26	5,862.65	
G/L Asset Acct No = 16100-00-00-00-00							0.00	467,923.59	0.00	467,923.59	0.00	3,205.08	0.00	3,205.08	$ 464,718.51	
Less Remaining Values																
Net Total							0.00	467,923.59	0.00	467,923.59	0.00	3,205.08	0.00	3,205.08	$ 464,718.51	
G/L Asset Acct No = 16200-00-00-00-00																
000001	901	1988 Caterpillar D11R Crawler Tractor	08/01/2006	SL	10 00	07/31/2009	357,970.21	0.00	0.00	357,970.21	86,509.47	20,881.59	0.00	107,391.06	$ 250,579.15	
000003	527	1983 Caterpillar D9L Crawler Tractor	08/01/2006	SL	10 00	07/31/2009	25,321.34	0.00	0.00	25,321.34	5,360.98	1,535.40	0.00	6,896.38	18,424.96	
000004		Cat D9G Crawler Tractor	08/01/2006	SL	10 00	07/31/2009	9,475.68	0.00	0.00	9,475.68	2,289.96	552.74	0.00	2,842.70	6,632.98	
000005	916	2003 Cat 992D Rubber Tired Loader	08/01/2006	SL	10 00	07/31/2009	373,763.02	0.00	0.00	373,763.02	90,326.06	21,802.84	0.00	112,128.90	261,634.12	
000006	917	1981 Cat 992C Rubber Tired Loader	08/01/2006	SL	10 00	07/31/2009	23,689.21	0.00	0.00	23,689.21	5,724.89	1,381.87	0.00	7,106.76	16,582.45	
000008	919	1983 Clark 275C Rubber Tired Loader	08/01/2006	SL	10 00	07/31/2009	22,373.14	0.00	0.00	22,373.14	5,406.84	1,305.09	0.00	6,711.93	15,661.21	
000009	918	1997 Volvo L180C Rubber Tired Loader	08/01/2006	SL	10 00	07/31/2009	34,217.74	0.00	0.00	34,217.74	8,269.28	1,996.03	0.00	10,265.31	23,952.43	

August 5, 2009 at 9:42 AM

Page 1

001 Phoenix Coal Corporation

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000155		First Aid Kits	06/01/2005	SF	10 00	07/31/2009	2,778.00	0.00	0.00	2,778.00	995.45	162.05	0.00	1,157.50	1,620.50	
000175		Mine Emergency Medical Kit	04/01/2006	SF	10 00	07/31/2009	3,118.09	0.00	0.00	3,118.09	857.48	181.88	0.00	1,039.36	2,078.73	
000185		Tools	12/01/2004	SF	10 00	07/31/2009	1,754.52	0.00	0.00	1,754.52	716.42	102.34	0.00	818.76	935.76	
000189		F150 TRUCK	04/01/2005	SF	05 00	07/31/2009	21,895.81	0.00	0.00	21,895.81	16,274.85	2,531.64	0.00	18,806.49	3,089.32	
000190		1971 International V8	05/01/2006	SF	05 00	07/31/2009	6,000.00	0.00	0.00	6,000.00	4,400.00	700.00	0.00	5,100.00	900.00	
000219		RC1 M500084496	02/01/2005	SF	10 00	07/31/2009	1,023.30	0.00	0.00	1,023.30	400.79	59.69	0.00	460.48	562.82	
000220		171 Ford International	04/01/2005	SF	10 00	07/31/2009	2,500.00	0.00	0.00	2,500.00	937.50	145.83	0.00	1,083.33	1,416.67	
000221		Gear Box for 8" BFY	10/01/2006	SF	10 00	07/31/2009	409.80	0.00	0.00	409.80	133.19	23.90	0.00	157.09	252.71	
000222		Utility	10/01/2005	SF	10 00	07/31/2009	820.00	0.00	0.00	820.00	266.50	47.83	0.00	314.33	505.67	
000291		Coil Spring Vibrator - Sizetec 4' x 8'	07/01/2007	SF	10 00	07/31/2009	1,732.57	0.00	0.00	1,732.57	259.89	101.06	0.00	360.95	1,371.62	
000302		GPS System - Hiper GA System with GGD and accessories	03/01/2008	SF	07 00	07/31/2009	34,075.00	0.00	0.00	34,075.00	4,467.56	2,839.58	0.00	7,307.14	26,767.86	
G/L Asset Acct No = 16200-00-00-00-00							1,999,263.38	0.00	0.00	1,999,263.38	504,727.38	119,392.15	0.00	624,119.53	$ 1,375,143.85	
Less Remaining Values																
Net Total							1,999,263.38	0.00	0.00	1,999,263.38	504,727.38	119,392.15	0.00	624,119.53	$ 1,375,143.85	
G/L Asset Acct No = 16300-00-00-00-00																
000041		Plotter	03/01/2006	SF	05 00	07/31/2009	1,500.00	0.00	0.00	1,500.00	850.00	175.00	0.00	1,025.00	$ 475.00	
000042		Plotter Repairs	02/01/2006	SF	05 00	07/31/2009	895.52	0.00	0.00	895.52	522.38	104.47	0.00	626.85	268.67	
000043		Conference Phone	04/01/2006	SF	10 00	07/31/2009	513.85	0.00	0.00	513.85	141.32	29.97	0.00	171.29	342.56	
000044		"L" Desk	04/01/2006	SF	10 00	07/31/2009	952.94	0.00	0.00	952.94	262.05	55.58	0.00	317.63	635.31	
000045		Samsung 18 Button Digital Keyset	05/01/2006	SF	05 00	07/31/2009	456.60	0.00	0.00	456.60	243.52	53.27	0.00	296.79	159.81	
000048		Fire Proof Legal Size Filing Cabinet	08/01/2006	SF	10 00	07/31/2009	1,981.14	0.00	0.00	1,981.14	478.77	115.56	0.00	594.33	1,386.81	
000050		Application Server and Terminal Server and Software Licenses	09/01/2006	SF	05 00	07/31/2009	13,001.12	0.00	0.00	13,001.12	6,067.18	1,516.79	0.00	7,583.97	5,417.15	
000051		Dell Laptop - Barry Coyle	08/01/2006	SF	05 00	07/31/2009	1,632.26	0.00	0.00	1,632.26	761.72	190.42	0.00	952.14	680.12	
000052		3 Samsung 18 Button Digital Keyset Telephones	05/01/2006	SF	10 00	07/31/2009	726.16	0.00	0.00	726.16	169.45	42.36	0.00	211.81	514.35	
000053		Louisville Office Furniture	09/01/2006	SF	10 00	07/31/2009	21,964.15	0.00	0.00	21,964.15	5,124.98	1,281.24	0.00	6,406.22	15,557.93	
000054		Copier	09/01/2006	SF	10 00	07/31/2009	3,853.10	0.00	0.00	3,853.10	899.06	224.76	0.00	1,123.82	2,729.28	

August 5, 2009 at 9:42 AM

Page 3

001 Phoenix Coal Corporation

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	D/M	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
GL Asset Acct No = 16300-00-00-00-00																
000055		File Cabinets	10/01/2006	SF	10 00	07/31/2009	328.58	0.00	0.00	328.58	73.94	19.16	0.00	93.10	235.48	
000056		Office Chairs (Barry and Anthony)	10/01/2006	SF	10 00	07/31/2009	434.28	0.00	0.00	434.28	97.72	25.33	0.00	123.05	311.23	
000057		Filing Cabinets	10/01/2006	SF	10 00	07/31/2009	1,122.54	0.00	0.00	1,122.54	252.56	65.47	0.00	318.03	804.51	
000058		Samsung 18 Button Digital Keyset Telephones (3)	10/01/2006	SF	10 00	07/31/2009	684.30	0.00	0.00	684.30	154.10	39.95	0.00	194.05	490.25	
000059		Bookcases	10/01/2006	SF	10 00	07/31/2009	239.52	0.00	0.00	239.52	53.89	13.97	0.00	67.86	171.66	
000060		Computers	10/01/2006	SF	05 00	07/31/2009	3,389.00	0.00	0.00	3,389.00	1,525.05	395.38	0.00	1,920.43	1,468.57	
000061		Laptop - Anthony Taylor's	10/01/2006	SF	05 00	07/31/2009	1,696.59	0.00	0.00	1,696.59	763.47	197.93	0.00	961.40	735.19	
000062		Office Furniture - Louisville	11/01/2006	SF	10 00	07/31/2009	485.00	0.00	0.00	485.00	105.30	28.35	0.00	133.65	351.35	
000063		Paintings for office in Louisville	11/01/2006	SL	10 00	07/31/2009	4,106.19	0.00	0.00	4,106.19	889.68	239.52	0.00	1,129.20	2,976.99	
000065		Office Furniture - Louisville	11/01/2006	SL	10 00	07/31/2009	1,400.69	0.00	0.00	1,400.69	303.49	81.70	0.00	385.19	1,015.50	
000066		Office Chair - Davey Wooten	11/01/2006	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	50.29	13.53	0.00	63.82	168.32	
000067		Office Chair - Chris Blalock	11/01/2006	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	50.29	13.53	0.00	63.82	168.32	
000068		Office Signage - Louisville	11/01/2006	SF	10 00	07/31/2009	866.86	0.00	0.00	866.86	187.83	50.56	0.00	238.39	628.47	
000069		Filing Cabinet - Janice's Office	11/01/2006	SF	10 00	07/31/2009	431.20	0.00	0.00	431.20	93.43	25.15	0.00	118.58	312.62	
000070		MAS90 Accounting Software	01/01/2007	SL	03 00	07/31/2009	26,701.45	0.00	0.00	26,701.45	17,800.96	5,191.94	0.00	22,992.90	3,708.55	
000072		Dell Computers	10/01/2004	SF	05 00	07/31/2009	5,181.82	0.00	0.00	5,181.82	4,404.53	604.54	0.00	5,009.07	172.75	
000073		Office Furniture - desk, hutch, file cabinets (Tim & Dave)	10/01/2004	SF	10 00	07/31/2009	2,362.63	0.00	0.00	2,362.63	1,004.11	137.81	0.00	1,141.92	1,220.71	
000074		Office Furniture for Secretary - desk, file cabinet, hutch, etc	10/01/2004	SF	10 00	07/31/2009	964.56	0.00	0.00	964.56	409.95	56.26	0.00	466.21	498.35	
000076		White boards	11/01/2005	SF	10 00	07/31/2009	1,846.49	0.00	0.00	1,846.49	584.73	107.71	0.00	692.44	1,154.05	
000077		Phone System	01/01/2006	SF	10 00	07/31/2009	3,343.70	0.00	0.00	3,343.70	1,003.11	195.04	0.00	1,198.15	2,145.55	
000078		File cabinet	01/01/2006	SF	05 00	07/31/2009	629.99	0.00	0.00	629.99	378.00	73.50	0.00	451.50	178.49	
000079		Desks (4)	09/01/2006	SF	10 00	07/31/2009	3,811.76	0.00	0.00	3,811.76	889.42	222.35	0.00	1,111.77	2,699.99	
000080		Pictures	10/01/2006	SF	10 00	07/31/2009	3,731.00	0.00	0.00	3,731.00	839.48	217.64	0.00	1,057.12	2,673.88	
000081		Computer for Phoenix Accounting	04/01/2006	SF	05 00	07/31/2009	1,664.19	0.00	0.00	1,664.19	915.31	194.15	0.00	1,109.46	554.73	
000082		Computer for CCC	04/01/2006	SF	05 00	07/31/2009	968.97	0.00	0.00	968.97	532.93	113.04	0.00	645.97	323.00	
000083		Computer for Phoenix Engineering	04/01/2006	SF	05 00	07/31/2009	1,681.53	0.00	0.00	1,681.53	1,034.85	219.51	0.00	1,254.36	427.17	
000084		Autocad software	04/01/2006	SF	03 00	07/31/2009	13,460.00	0.00	0.00	13,460.00	12,338.34	1,121.66	0.00	13,460.00	0.00	
000085		Conference Table	02/01/2006	SF	10 00	07/31/2009	477.00	0.00	0.00	477.00	139.13	27.82	0.00	166.95	310.05	
000086		Midland 64" Desk	02/01/2006	SF	10 00	07/31/2009	551.20	0.00	0.00	551.20	160.77	32.15	0.00	192.92	358.28	
000087		Bookcase	02/01/2006	SF	10 00	07/31/2009	434.07	0.00	0.00	434.07	126.61	25.32	0.00	151.93	282.14	

August 5, 2009 at 9:42 AM

Page 6

001 Phoenix Coal Corporation

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Depr/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16880-00-00-00-00																
000090		"L" Mahogany Desk and Bookcase	01/01/2006	SF	10 00	07/31/2009	1,058.94	0.00	0.00	1,058.94	317.67	61.76	0.00	379.43	679.51	
000091		Office Decor	01/01/2006	SF	10 00	07/31/2009	855.96	0.00	0.00	855.96	256.80	49.93	0.00	306.73	549.23	
000092		Blackberry - Gary	12/01/2005	SF	05 00	07/31/2009	293.60	0.00	0.00	293.60	181.05	34.25	0.00	215.30	78.30	
000093		Printer and Furniture	08/01/2005	SF	05 00	07/31/2009	1,263.09	0.00	0.00	1,263.09	863.12	147.36	0.00	1,010.48	252.61	
000097		Dry Erase Boards	12/01/2004	SF	10 00	07/31/2009	504.50	0.00	0.00	504.50	206.01	29.42	0.00	235.43	269.07	
000098		Map on wall - KY	01/01/2005	SF	10 00	07/31/2009	410.00	0.00	0.00	410.00	164.00	23.91	0.00	187.91	222.09	
000099		Fire Extinguishers	02/01/2005	SF	10 00	07/31/2009	246.61	0.00	0.00	246.61	96.59	14.38	0.00	110.97	135.64	
000100		Digital Camera	02/01/2005	SF	05 00	07/31/2009	369.42	0.00	0.00	369.42	289.37	43.09	0.00	332.46	36.96	
000103		CAD - Program Software	02/01/2006	SF	03 00	07/31/2009	6,059.85	0.00	0.00	6,059.85	5,901.24	158.61	0.00	6,059.85	0.00	
000119		Computer	03/01/2006	SF	05 00	07/31/2009	1,030.02	0.00	0.00	1,030.02	600.84	120.16	0.00	721.00	309.02	
000177		Display Case for Trade Shows	01/01/2006	SF	10 00	07/31/2009	10,576.30	0.00	0.00	10,576.30	4,230.52	616.95	0.00	4,847.47	5,728.83	
000186		Virus Protection Software	11/01/2005	SF	03 00	07/31/2009	82.66	0.00	0.00	82.66	82.66	0.00	0.00	82.66	0.00	
000224		Data conversion and setup for MAS90 software	01/01/2007	SF	03 00	07/31/2009	18,220.00	0.00	0.00	18,220.00	12,146.66	3,542.77	0.00	15,689.43	2,530.57	
000226		HP printer for Rick Parks	05/01/2006	SF	05 00	07/31/2009	136.61	0.00	0.00	136.61	72.86	15.93	0.00	88.79	47.82	
000249		Computer and Network Installation	03/01/2007	SF	03 00	07/31/2009	40,843.75	0.00	0.00	40,843.75	26,094.62	7,941.83	0.00	34,036.45	6,807.30	
000250		Small Business Service User Client Access License (CAL) - 5 PK (1 of 2)	03/01/2007	SF	03 00	07/31/2009	732.45	0.00	0.00	732.45	467.96	142.42	0.00	610.38	122.08	
000251		Access 2003 Open License / Media	03/01/2007	SF	03 00	07/31/2009	1,802.00	0.00	0.00	1,802.00	1,151.28	350.39	0.00	1,501.67	300.33	
000252		Small Business Service User Client Access License (CAL) - 5 PK (2 of 2)	03/01/2007	SF	03 00	07/31/2009	732.46	0.00	0.00	732.45	467.96	142.42	0.00	610.38	122.08	
000253		Optiflex 745 System with Flat Panel Monitor - Controller - Pam	03/01/2007	SF	05 00	07/31/2009	1,602.72	0.00	0.00	1,602.72	614.37	186.98	0.00	801.35	801.37	
000254		HR Fireproof File Cabinet	03/01/2007	SF	10 00	07/31/2009	1,584.70	0.00	0.00	1,584.70	303.74	92.44	0.00	396.18	1,188.52	
000255		Terminal Service User Client Access License (CAL) 5 Single User	03/01/2007	SF	03 00	07/31/2009	636.00	0.00	0.00	636.00	406.33	123.66	0.00	529.99	106.01	
000256		Optiflex 745 System with Flat Panel Monitor - PR - Melissa	03/01/2007	SF	05 00	07/31/2009	1,602.72	0.00	0.00	1,602.72	614.37	186.98	0.00	801.35	801.37	
000257		Optiflex 745 System with Flat Panel Monitor - Asst Controller - Dana	03/01/2007	SF	05 00	07/31/2009	1,602.72	0.00	0.00	1,602.72	614.37	186.98	0.00	801.35	801.37	
000258		Dell Precision Laptop M65 / Port Replicator	03/01/2007	SF	05 00	07/31/2009	2,309.74	0.00	0.00	2,309.74	885.40	269.47	0.00	1,154.87	1,154.87	
000259		Phone System - Samsung IDCS 100 Telephone System	03/01/2007	SF	10 00	07/31/2009	3,775.30	0.00	0.00	3,775.30	723.60	220.22	0.00	943.82	2,831.48	

August 5, 2009 at 9:42 AM

Page 5

001 Phoenix Coal Corporation

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Dep/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16300-00-60-00-00																
000260		Desk - Front Office - Dana	02/01/2007	SF	10 00	07/31/2009	948.70	0.00	0.00	948.70	181.84	55.34	0.00	237.18	711.52	
000261		Desk - Front Office - Melissa	02/01/2007	SF	10 00	07/31/2009	948.70	0.00	0.00	948.70	181.84	55.34	0.00	237.18	711.52	
000262		Desk - AP - Susie	02/01/2007	SF	10 00	07/31/2009	948.70	0.00	0.00	948.70	181.84	55.34	0.00	237.18	711.52	
000263		Desk - AP Office - Kelli	02/01/2007	SF	10 00	07/31/2009	948.70	0.00	0.00	948.70	181.84	55.34	0.00	237.18	711.52	
000264		Desk - East side Offices - Greg	02/01/2007	SF	10 00	07/31/2009	948.70	0.00	0.00	948.70	181.84	55.34	0.00	237.18	711.52	
000265		Office Chair - Office Star Leather Plush 9381	02/01/2007	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	44.49	13.53	0.00	58.02	174.12	
000266		Office Chair - Office Star WD5330	02/01/2007	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	44.49	13.53	0.00	58.02	174.12	
000267		Office Chair - Office Star WD5330	02/01/2007	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	44.49	13.53	0.00	58.02	174.12	
000268		Office Chair - Office Star WD5330	02/01/2007	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	44.49	13.53	0.00	58.02	174.12	
000269		Office Chair - Office Star WD5330	02/01/2007	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	44.49	13.53	0.00	58.02	174.12	
000270		Laptop - Mike McElwain	02/01/2007	SF	05 00	07/31/2009	1,192.49	0.00	0.00	1,192.49	457.12	139.12	0.00	596.24	596.25	
000271		HP Color Printer - CP4005dn Color Laser Printer with Stand	02/01/2007	SF	05 00	07/31/2009	2,413.62	0.00	0.00	2,413.62	925.22	281.58	0.00	1,206.80	1,206.82	
000272		Desk - East Side Offices - Dustin	03/01/2007	SF	10 00	07/31/2009	954.07	0.00	0.00	954.07	176.75	56.25	0.00	232.98	731.09	
000273		Desk - East Side Offices - Dave Wiley	03/01/2007	SF	10 00	07/31/2009	948.70	0.00	0.00	948.70	173.93	55.34	0.00	229.27	719.43	
000274		Office Chair - Office Star WD5330	03/01/2007	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	42.56	13.53	0.00	56.09	176.05	
000275		Office Chair - Office Star WD5330	03/01/2007	SF	10 00	07/31/2009	232.14	0.00	0.00	232.14	42.56	13.53	0.00	56.09	176.05	
000276		File Cabinet - Lateral 5 Drawer - AP	03/01/2007	SF	10 00	07/31/2009	836.34	0.00	0.00	836.34	153.33	48.78	0.00	202.11	634.23	
000277		MISC office furniture	03/01/2007	SF	10 00	07/31/2009	905.00	0.00	0.00	905.00	165.92	52.79	0.00	218.71	686.29	
000278		Dell Optiplex 740 with Monitor (Christy)	05/01/2007	SF	05 00	07/31/2009	1,050.00	0.00	0.00	1,050.00	350.00	122.50	0.00	472.50	577.50	
000279		MAS90 Additional Licenses (5 pk)	06/01/2007	SF	03 00	07/31/2009	3,137.60	0.00	0.00	3,137.60	1,635.96	670.09	0.00	2,266.05	871.55	
000282		MAS 90 -Multiple Company General Ledger Bundle v 4.2	07/01/2007	SF	03 00	07/31/2009	3,174.70	0.00	0.00	3,174.70	1,587.35	617.30	0.00	2,204.65	970.05	
000283		Optiplex 745 System with Flat Panel Monitor - AR	07/01/2007	SF	05 00	07/31/2009	1,304.33	0.00	0.00	1,304.33	391.30	152.17	0.00	543.47	760.86	
000284		Optiplex 745 System with Flat Panel Monitor - AP	07/01/2007	SF	05 00	07/31/2009	1,304.33	0.00	0.00	1,304.33	391.30	152.17	0.00	543.47	760.86	
000285		Desk - Matt Hauga - Louisville	07/01/2007	SF	10 00	07/31/2009	3,726.71	0.00	0.00	3,726.71	559.01	217.39	0.00	776.40	2,950.31	
000286		Office Chairs - Guest Chairs for all offices	09/01/2007	SF	10 00	07/31/2009	1,844.40	0.00	0.00	1,844.40	245.92	107.59	0.00	353.51	1,490.89	
000287		M4300 Laptop for Shane Clark	11/01/2007	SF	05 00	07/31/2009	2,597.00	0.00	0.00	2,597.00	605.97	302.98	0.00	908.95	1,688.05	
000288		Hewlett Packard 4000 DesignJet Plotter 42"	10/01/2007	SF	05 00	07/31/2009	8,759.70	0.00	0.00	8,759.70	2,192.43	1,023.13	0.00	3,215.56	5,544.14	

August 5, 2009 at 9:42 AM

Page 6

001 Phoenix Coal Corporation

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16300-00-00-00-00																
000311		Organizer - Louisville - Prevail,70Wx40H,Highback Organizer, Wood, MC	01/01/2009	SF	10 00	07/31/2009	999.38	0.00	0.00	999.38	0.00	58.29	0.00	58.29	941.09	
G/L Asset Acct No = 16300-00-00-00-00							346,743.45	0.00	0.00	346,743.45	142,636.49	44,792.05	0.00	187,428.54	$ 159,314.91	
Less Remaining Values																
Net Total							346,743.45	0.00	0.00	346,743.45	142,636.49	44,792.05	0.00	187,428.54	$ 159,314.91	
G/L Asset Acct No = 16300-00-00-00-01																
000312		Hewlett Packard 4015x Laser Printer	03/01/2009	SF	05 00	07/31/2009	0.00	2,107.28	0.00	2,107.28	0.00	175.60	0.00	175.60	$ 1,931.68	
000315		Dell Latitude E6500 Laptop (Chris Blalock) Tag# 2115JJ1	04/01/2009	SF	05 00	07/31/2009	0.00	1,706.60	0.00	1,706.60	0.00	113.77	0.00	113.77	1,592.83	
G/L Asset Acct No = 16300-00-00-00-01							0.00	3,813.88	0.00	3,813.88	0.00	289.37	0.00	289.37	$ 3,524.51	
Less Remaining Values																
Net Total							0.00	3,813.88	0.00	3,813.88	0.00	289.37	0.00	289.37	$ 3,524.51	
Grand Total							2,388,660.97	508,237.47	0.00	2,896,898.44	647,363.87	167,678.65	0.00	815,042.52	$ 2,081,855.92	
Less Remaining Values																
Net Grand Total							2,388,660.97	508,237.47	0.00	2,896,898.44	647,363.87	167,678.65	0.00	815,042.52	$ 2,081,855.92	

August 5, 2009 at 9:42 AM

Page 8

001 Phoenix Coal Corporation

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis
Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none
Include Sec 168 Allowance & Sec 179: Yes
Adjustment Convention: None

Key Codes:

- a: A depreciation adjustment amount is included in the reporting period.
- b: The asset's business-use percentage is less than 100%.
- d: The asset has been disposed.
- f: The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- l: The asset's depreciation has been limited by luxury auto rules.
- m: The asset's depreciation was calculated using the mid-quarter convention.
- r: The asset's acquired value was reduced to arrive at the depreciable basis.
- s: The asset has switched from declining-balance to a straight-line.
- t: The asset was transferred.
- v: The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group = Active Assets
Include Assets that meet the following conditions:
Activity is currently A
Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 5, 2009 at 9:42 AM

Page 9

002 Sdioate Mining Company McrihfrFMtatffiopat-GMPBHii fate tealyw«WD*»rt>er3t, 2009 AeaiwilstedDeproda&ntSspiayed as of Current Thru Dda Book-Internal FYE MorthDecember 8y»N» Co DMOkR taSK Data DM Qt IBB ignng fefMm ItwKtt EnAQ Cot rmmSM fitx curYio Mcwnfr TMMOgi WtBHI VMM KV fit AM MflQtt MMffl fcttte»««MfcM» fin lifBiBBWPBWr Ua FM Hi rflMi||u Oil WPPwT y. biujajy: i 9ajp<p“iBjPrtsP“jff* n* [wnM tarn in IBJBWBrTflQW “JT”>PJBBf“PBNNB«D| y> Ql nMMgVMw 1 JUrtftWMU wwsw WooreWW AuKUOQBSL ftuuBonc VII ILMBIPf) HUWaQfiK QjtfiWffflPt. MMQB86 gjJWWWC {KjUBjOflft no w no NO NO NO no NO NO NO NO NO NO NO NO NO NO NO NO NO MM 07fliflOQ9 MB 4M ue A« ftfiA ue ua Ma M» ua fins ioa a» ««es «n m m m w m MB MB 6» UO (MB MS &0Q •A o«a MO MB M0 m m w m MJ MB B48 MB W m m m BflH MB MB an BM fiflO MB flflfl M9 MB MB MB Ma MB MB MB M> m w m MB Ml M» MB tat M MB m m m m MB an m ftSB m MB MB ftflD MB MB MB BOB m MB MB MB MB MB m MB a* MB AM m MB MG M •SB 6M MB m BSB MB MB 0» MB MB MB MB MB m MB MB MB aw MB *m m m m m m m m ABB MB m m MB MB MB BM MB fl£B MB AM MB m MB MB BAB ft» MB MB Ml MB «M MB m m m $-490 flJB MB ftBB ABB lift *a flft*,nflflft Qfflflflfl 1100029 WWW nm ftSB MB 498 MflAM wwwo 006696 MB MB Mmw An QQQQ33 999MQ ft* MB 090W4 MB lPBPaPane 0QQM& BiflO IflB flflB Bffi flflflpB oa w maiaaa LessRw MO w 040 w on OJO am OjOO taoo fMCToto 0J» 000 0J00 w> on MO <uo tua torn GlAlMlAMND OOMW 000QO2 NNMMMMS Ok* tmlm OWW006 OMWOtB SF SF K0O07BVBO9 W00BHSlffll» 1Q90MQ Z9G12I ODD MQ on 009 worn wsta 2J8M0 58333 nan w am 301233 ma I6.B1U7 2097.53 teMiaMMtasm Pipl

002 Schoate Mining Company

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16100-00-00-00-00																
							12,961.20	0.00	0.00	12,961.20	3,190.94	756.06	0.00	3,947.00	$ 9,014.20	
Less Remaining Values																
Net Total							12,961.20	0.00	0.00	12,961.20	3,190.94	756.06	0.00	3,947.00	$ 9,014.20	
G/L Asset Acct No = 16200-00-00-00-00																
000003	858	Bucket - 858 Cat End Loader	07/01/2006	SF	05 00	07/31/2009	15,000.00	0.00	0.00	15,000.00	7,500.00	1,750.00	0.00	9,250.00	$ 5,750.00	
000004	834	Engine - 834 - Hitachi Shovel	07/01/2006	SF	03 00	07/31/2009	48,240.60	0.00	0.00	48,240.60	40,200.57	8,040.03	0.00	48,240.60	0.00	
000005	827	Undercarriage - 827	07/01/2006	SF	03 00	07/31/2009	135,294.67	0.00	0.00	135,294.67	112,745.55	22,549.12	0.00	135,294.67	0.00	
000006	834	Undercarriage - 834	07/01/2006	SF	03 00	07/31/2009	156,509.00	0.00	0.00	156,509.00	130,424.17	26,084.83	0.00	156,509.00	0.00	
000007	827	Undercarriage - 827	08/01/2006	SF	03 00	07/31/2009	3,615.66	0.00	0.00	3,615.66	2,912.62	703.04	0.00	3,615.66	0.00	
000008		New Genie Lightpower Lightplants	08/01/2006	SF	10 00	07/31/2009	4,452.00	0.00	0.00	4,452.00	1,075.90	259.70	0.00	1,335.60	3,116.40	
000009		New Genie Lightpower Lightplants	08/01/2006	SF	10 00	07/31/2009	4,452.00	0.00	0.00	4,452.00	1,075.90	259.70	0.00	1,335.60	3,116.40	
000010	852	Undercarriage - 852	09/01/2006	SF	03 00	07/31/2009	132,500.00	0.00	0.00	132,500.00	103,055.56	25,763.89	0.00	128,819.45	3,680.55	
000011	872	1985 Mack Lube Truck	11/01/2006	SF	05 00	07/31/2009	7,500.00	0.00	0.00	7,500.00	3,250.00	875.00	0.00	4,125.00	3,375.00	
000013		Genie Lightower Model TML-4000N	02/01/2007	SF	10 00	07/31/2009	4,675.66	0.00	0.00	4,675.66	896.17	272.74	0.00	1,168.91	3,506.75	
000014		Genie Lightower Model TML-4000N	03/01/2007	SF	10 00	07/31/2009	4,463.66	0.00	0.00	4,463.66	818.34	260.38	0.00	1,078.72	3,384.94	
000015		8" Water Pump - Skid Mounted	07/01/2007	SF	10 00	07/31/2009	11,280.00	0.00	0.00	11,280.00	1,692.00	658.00	0.00	2,350.00	8,930.00	
000016	877	2002 GMC Yukon	09/01/2007	SF	05 00	07/31/2009	15,400.00	0.00	0.00	15,400.00	4,106.67	1,796.66	0.00	5,903.33	9,496.67	
000017	423	CAT D7 - ABJ00602	11/01/2007	SF	10 00	07/31/2009	314,862.49	0.00	0.00	314,862.49	36,733.96	18,366.97	0.00	55,100.93	259,761.56	
000050	878	CAT D11R - 7PZ01450	12/01/2007	SF	10 00	07/31/2009	1,532,725.00	0.00	0.00	1,532,725.00	166,045.21	89,408.95	0.00	255,454.16	1,277,270.84	
000051	879	CAT D8T Track-Type Tractor - KPZ02495	01/01/2008	SF	10 00	07/31/2009	539,009.00	0.00	0.00	539,009.00	53,900.90	31,442.19	0.00	85,343.09	453,665.91	
000052	881	EX1900LD Hitachi shovel	05/01/2008	SF	10 00	07/31/2009	2,588,078.00	0.00	0.00	2,588,078.00	172,538.53	150,971.21	0.00	323,509.74	2,264,568.26	
000053		1992 Mack Fuel Truck	05/14/2008	SF	05 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	3,333.33	2,916.66	0.00	6,249.99	18,750.01	
000054	886	CAT D11R - 7PZ75010	08/01/2008	SF	10 00	07/31/2009	1,163,350.00	0.00	0.00	1,163,350.00	47,640.30	67,862.08	0.00	115,502.38	1,047,847.62	
000055	890	VOLVO G990 Grader SN 42046	10/01/2008	SF	10 00	07/31/2009	338,895.00	0.00	0.00	338,895.00	8,472.38	19,768.87	0.00	28,241.25	310,653.75	
000056	C718	CAT 777F - JRP01612	10/01/2008	SF	10 00	07/31/2009	1,248,709.00	0.00	0.00	1,248,709.00	31,217.73	72,841.35	0.00	104,059.08	1,144,649.92	
000057	C719	CAT 777F - JRP01613	10/01/2008	SF	10 00	07/31/2009	1,248,709.00	0.00	0.00	1,248,709.00	31,217.73	72,841.35	0.00	104,059.08	1,144,649.92	
000058	895	Komatsu 785-7 Haul Truck - A10079	11/01/2008	SF	10 00	07/31/2009	1,129,200.00	0.00	0.00	1,129,200.00	18,820.00	65,870.00	0.00	84,690.00	1,044,510.00	
000059	894	Komatsu PC600 LC-8 Used Track Hoe	11/01/2008	SF	10 00	07/31/2009	555,900.00	0.00	0.00	555,900.00	9,265.00	32,427.50	0.00	41,692.50	514,207.50	
000060	C720	CAT 777F Haul Truck - JRP01856	01/01/2009	SF	10 00	07/31/2009	1,248,884.00	0.00	0.00	1,248,884.00	0.00	72,851.56	0.00	72,851.56	1,176,032.44	

August 4, 2009 at 4:23 PM

Page 2

For the fiscal year ended December 31, 2009
Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Depr/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000061	852	Komatsu D475A-3 Crawler Dozer	01/01/2009	SF	10 00	07/31/2009	239,100.00	0.00	0.00	239,100.00	0.00	13,947.50	0.00	13,947.50	225,152.50	
G/L Asset Acct No = 16200-00-00-00-00							12,715,804.74	0.00	0.00	12,715,804.74	988,938.52	800,789.28	0.00	1,789,727.80	$ 10,926,076.94	
Less Remaining Values																
Net Total							12,715,804.74	0.00	0.00	12,715,804.74	988,938.52	800,789.28	0.00	1,789,727.80	$ 10,926,076.94	
G/L Asset Acct No = 16200-00-00-00-01																
000062	852	Komatsu D475A-3 Crawler Dozer-Rebuild	02/01/2009	SF	10 00	07/31/2009	0.00	260,022.24	0.00	260,022.24	0.00	13,001.11	0.00	13,001.11	$ 247,021.13	
000063	896	Komatsu 785-7 Haul Truck - A10089	03/01/2009	SF	10 00	07/31/2009	0.00	1,129,200.00	0.00	1,129,200.00	0.00	47,050.00	0.00	47,050.00	1,082,150.00	
000064	897	Komatsu 785-7 Haul Truck - A10090	03/01/2009	SF	10 00	07/31/2009	0.00	1,129,200.00	0.00	1,129,200.00	0.00	47,050.00	0.00	47,050.00	1,082,150.00	
000065	898	Komatsu 785-7 Haul Truck - A10093	04/01/2009	SF	10 00	07/31/2009	0.00	1,129,200.00	0.00	1,129,200.00	0.00	37,640.00	0.00	37,640.00	1,091,560.00	
000066	535	CAT 992K Loader H4C00345	04/01/2009	SF	10 00	07/31/2009	0.00	1,699,690.00	0.00	1,699,690.00	0.00	56,656.33	0.00	56,656.33	1,643,033.67	
000067	807	Komatsu D475A-5A Tractor	05/01/2009	SF	10 00	07/31/2009	0.00	734,000.00	0.00	734,000.00	0.00	12,233.33	0.00	12,233.33	721,766.67	
000068	866	Komatsu D475A-5A Tractor	08/01/2009	SF	10 00		0.00	808,323.65	0.00	808,323.65	0.00	0.00	0.00	0.00	808,323.65	
G/L Asset Acct No = 16200-00-00-00-01							0.00	6,889,635.89	0.00	6,889,635.89	0.00	213,630.77	0.00	213,630.77	$ 6,676,005.12	
Less Remaining Values																
Net Total							0.00	6,889,635.89	0.00	6,889,635.89	0.00	213,630.77	0.00	213,630.77	$ 6,676,005.12	
G/L Asset Acct No = 16300-00-00-00-00																
000012		Purchase of Assets - Office Equipment/Furnishings	07/01/2006	SF	05 00	07/31/2009	5,000.00	0.00	0.00	5,000.00	2,500.00	583.33	0.00	3,083.33	$ 1,916.67	

August 4, 2009 at 4:25 PM
Page 8

002 Schoate Mining Company

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	Old	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16300-00-00-00-00																
							5,000.00	0.00	0.00	5,000.00	2,500.00	583.33	0.00	3,083.33	$ 1,916.67	
Less Remaining Values																
Net Total							5,000.00	0.00	0.00	5,000.00	2,500.00	583.33	0.00	3,083.33	$ 1,916.67	
Grand Total							12,733,765.94	6,889,635.89	0.00	19,623,401.83	994,629.46	1,015,759.44	0.00	2,010,388.90	$ 17,613,012.93	
Less Remaining Values																
Net Grand Total							12,733,765.94	6,889,635.89	0.00	19,623,401.83	994,629.46	1,015,759.44	0.00	2,010,388.90	$ 17,613,012.93	

August 4, 2009 at 4:33 PM

Page 4

002 Schoate Mining Company

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis

Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none

Include Sec 168 Allowance & Sec 179: Yes

Adjustment Convention: None

Key Codes:

- a. A depreciation adjustment amount is included in the reporting period.
- b. The asset's business-use percentage is less than 100%.
- d. The asset has been disposed.
- f. The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- L. The asset's depreciation has been limited by luxury auto rules.
- m. The asset's depreciation was calculated using the mid-quarter convention.
- r. The asset's acquired value was reduced to zero; all the depreciable basis.
- s. The asset has switched from declining-balance to a straight-line.
- t. The asset was transferred.
- v. The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group = All FAS Assets

Include Assets that meet the following conditions:

All FAS Assets

Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 4, 2009 at 4:23 PM

Page 8

009 Phoenix Coal Processing

Fixed Asset Summary Report

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16150-00-00-00-00																
000079	PP004	Schoate Preparation Plant - 2008	11/01/2008	SF	10 00	07/31/2009	1,897,260.52	0.00	0.00	1,897,260.52	31,621.01	110,673.52	0.00	142,294.53	$ 1,754,965.99	
000081	71-111	Prep Plant from Phoenix	03/01/2006	SF	10 00	07/31/2009	632,022.69	0.00	0.00	632,022.69	134,533.59	36,867.39	0.00	171,401.98	460,620.71	
000082	71-174	Prep Plant - Providence	01/01/2007	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000083	71-247 ep Plant	Prep Plant	03/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000084	71-280 no Plant Upgrade #	Prep Plant Upgrade - Prov 1	06/30/2007	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000085	72-122	Decanter Screen Bowl (From Phoenix)	09/01/2005	SF	10 00	07/31/2009	267,615.01	0.00	0.00	267,615.01	89,005.00	15,610.87	0.00	104,615.87	162,999.14	
000086	72-246	2 chutes for screen bowl	02/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000087	73-111	Prep Plant from Phoenix - Other	02/01/2006	SF	10 00	07/31/2009	287,869.54	0.00	0.00	287,869.54	92,255.69	16,792.38	0.00	109,048.07	178,821.47	
000088	73-122	PUmp 604 Industrial Supplies	01/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000089	73-128	1-800-gal pump	01/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000090	73-128	PVC Costs	01/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000091	73-129	PVC Costs	03/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000092	73-140	PVC Costs	03/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000093	73-144	Valve Costs	07/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000094	73-146	Sieves for Lab Testing	03/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000095	73-147	Dryer for Lab Testing	05/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000096	73-151	Used Equipment - Lynville Plant	04/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000097	73-152	Sieve Screen discharge box fabricated & delivered	03/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000098	73-153	Stainless Steel Sieve Screens plus shipping	03/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000099	73-158	3-47' Classifier Cyclones	04/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000100	73-159	1 Lincoln Welder Unit	04/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000101	73-160	1 Miller Welder Unit	04/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000102	73-163	Labor to remove and load parts	04/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000103	73-170	Air Compressor	05/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000104	73-174	Lighting Structure	10/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000105	73-192	Vertical Columns (Partial)	01/01/2006	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	

August 4, 2009 at 4:31 PM

Page 1

009 Phoenix Coal Processing

Fixed Asset Summary Report

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	Old	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum. Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000064		Office Trailer	07/01/2007	SF	10 00	07/31/2009	6,240.00	0.00	0.00	6,240.00	936.00	364.00	0.00	1,300.00	4,940.00	
000065	954	1990 Ford Truck	05/01/2007	SF	05 00	07/31/2009	20,000.00	0.00	0.00	20,000.00	6,666.66	2,333.33	0.00	8,999.99	11,000.01	
000067	C157	CAT D11R 7PZ01493	12/01/2007	SF	10 00	07/31/2009	1,528,367.00	0.00	0.00	1,528,367.00	165,573.09	89,154.74	0.00	254,727.83	1,273,639.17	
000068	C241	CAT Wheel Loader - 992G - AZX00625	01/01/2008	SF	10 00	07/31/2009	1,656,484.00	0.00	0.00	1,656,484.00	165,648.40	96,628.23	0.00	262,276.63	1,394,207.37	
000069		LECO Sulphur Analyzer	11/01/2008	SF	10 00	07/31/2009	40,921.74	0.00	0.00	40,921.74	682.03	2,387.09	0.00	3,069.12	37,852.62	
000070		Scale Project	11/01/2008	SF	10 00	07/31/2009	35,038.22	0.00	0.00	35,038.22	583.97	2,043.89	0.00	2,627.86	32,410.36	
000074		24' x 63' Tank	03/01/2007	SF	10 00	07/31/2009	4,180.00	0.00	0.00	4,180.00	766.32	243.83	0.00	1,010.15	3,169.85	
000075		32.6' x 39' Tank	03/01/2007	SF	10 00	07/31/2009	5,601.00	0.00	0.00	5,601.00	1,026.85	326.72	0.00	1,353.57	4,247.43	
000076		36' x 46' Tank	03/01/2007	SF	10 00	07/31/2009	6,425.00	0.00	0.00	6,425.00	1,177.91	374.79	0.00	1,552.70	4,872.30	
000077		Wafer Type Vortex Flowmeter	07/01/2007	SF	10 00	07/31/2009	3,844.78	0.00	0.00	3,844.78	576.72	224.28	0.00	801.00	3,043.78	
000078		Flotation Test Cell	11/01/2007	SF	10 00	07/31/2009	6,900.00	0.00	0.00	6,900.00	805.00	402.50	0.00	1,207.50	5,692.50	
G/L Asset Acct No = 16200-00-00-00-00																
							6,116,181.74	0.00	0.00	6,116,181.74	895,773.27	362,406.27	0.00	1,258,179.54	$ 4,858,002.20	
Less Remaining Values																
Net Total							6,116,181.74	0.00	0.00	6,116,181.74	895,773.27	362,406.27	0.00	1,258,179.54	$ 4,858,002.20	
G/L Asset Acct No = 16220-00-00-00-00																
000061		Barge Loading Facility	03/01/2007	SF	10 00	07/31/2009	1,775,000.00	0.00	0.00	1,775,000.00	340,208.33	103,541.66	0.00	443,749.99	$ 1,331,250.01	
G/L Asset Acct No = 16220-00-00-00-00																
							1,775,000.00	0.00	0.00	1,775,000.00	340,208.33	103,541.66	0.00	443,749.99	$ 1,331,250.01	
Less Remaining Values																
Net Total							1,775,000.00	0.00	0.00	1,775,000.00	340,208.33	103,541.66	0.00	443,749.99	$ 1,331,250.01	
Grand Total							10,975,949.50	599,228.44	0.00	11,575,177.94	1,583,397.29	645,892.69	0.00	2,229,289.98	$ 9,345,887.96	
Less Remaining Values																
Net Grand Total							10,975,949.50	599,228.44	0.00	11,575,177.94	1,583,397.29	645,892.69	0.00	2,229,289.98	$ 9,345,887.96	

August 4, 2009 at 4:31 PM

Page 4

009 Phoenix Coal Processing

Fixed Asset Summary Report

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis
Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none
Include Sec. 168 Allowance & Sec 179: Yes
Adjustment Convention: None

Key Codes:

- a: A depreciation adjustment amount is included in the reporting period.
- b: The asset's business-use percentage is less than 100%.
- d: The asset has been disposed.
- f: The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- l: The asset's depreciation has been limited by luxury auto rules.
- m: The asset's depreciation was calculated using the mid-quarter convention.
- r: The asset's acquired value was reduced to arrive at the depreciable basis.
- s: The asset has switched from declining-balance to a straight-line.
- t: The asset was transferred.
- v: The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group = Active Assets
Include Assets that meet the following conditions:
Activity is currently A
Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 4, 2009 at 4:31 PM

Page 5

003 R. L. Winn, Inc.

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	Dil	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000001		Other Mining Equipment	08/01/2006	SF	10 00	07/31/2009	177,500.00	0.00	0.00	177,500.00	42,895.83	10,354.16	0.00	53,249.99	$ 124,250.01	
000002		Other Mining Equipment	08/01/2006	SF	10 00	07/31/2009	158,500.00	0.00	0.00	158,500.00	38,304.17	9,245.83	0.00	47,550.00	110,950.00	
000003	523	1981 Cat D10 Crawler Tractor	08/01/2006	SF	10 00	07/31/2009	90,000.00	0.00	0.00	90,000.00	21,750.00	5,250.00	0.00	27,000.00	63,000.00	
000005	521	1972 Cat D7F (Military) Crawler Tractor	08/01/2006	SF	10 00	07/31/2009	30,000.00	0.00	0.00	30,000.00	7,250.00	1,750.00	0.00	9,000.00	21,000.00	
000006	533	1981 Cat 992C Rubber Tired Loader	08/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,041.67	1,458.33	0.00	7,500.00	17,500.00	
000007	531	1980 Cat 992C Rubber Tired Loader	08/01/2006	SF	10 00	07/31/2009	85,000.00	0.00	0.00	85,000.00	20,541.67	4,958.33	0.00	25,500.00	59,500.00	
000008	541	1995 Hitachi EX700 Hydraulic Excavator	08/01/2006	SF	10 00	07/31/2009	190,000.00	0.00	0.00	190,000.00	45,916.67	11,083.33	0.00	57,000.00	133,000.00	
000009	507	1985 Cat 777 End Dump	08/01/2006	SF	10 00	07/31/2009	50,000.00	0.00	0.00	50,000.00	12,083.33	2,916.66	0.00	14,999.99	35,000.01	
000010	503	1980 Cat 777 End Dump	08/01/2006	SF	10 00	07/31/2009	40,000.00	0.00	0.00	40,000.00	9,666.67	2,333.33	0.00	12,000.00	28,000.00	
000019	546	1983 Drilltech C40K24 Crawler Drill	08/01/2006	SF	10 00	07/31/2009	45,000.00	0.00	0.00	45,000.00	10,875.00	2,625.00	0.00	13,500.00	31,500.00	
000020	561	1992 Chevrolet 1500 4x4 Pickup Truck	08/01/2006	SF	10 00	07/31/2009	3,000.00	0.00	0.00	3,000.00	725.00	175.00	0.00	900.00	2,100.00	
000021	562	1996 Chevrolet 3500 HD Silverado Flatbed Truck	08/01/2006	SF	10 00	07/31/2009	3,200.00	0.00	0.00	3,200.00	773.33	186.66	0.00	959.99	2,240.01	
000022	563	1992 Chevrolet 3500 HD Mechanics Truck	08/01/2006	SF	05 00	07/31/2009	5,000.00	0.00	0.00	5,000.00	2,416.67	583.33	0.00	3,000.00	2,000.00	
000023	564	1990 IHC 4700 Boom Truck	08/01/2006	SF	10 00	07/31/2009	20,000.00	0.00	0.00	20,000.00	4,833.33	1,166.66	0.00	5,999.99	14,000.01	
000024	565	1988 Western Star 4964-2 Boom Truck	08/01/2006	SF	10 00	07/31/2009	15,000.00	0.00	0.00	15,000.00	3,625.00	875.00	0.00	4,500.00	10,500.00	
000025	566	1977 Ford L9000 Tandem Lube & Fuel Truck	08/01/2006	SF	10 00	07/31/2009	7,500.00	0.00	0.00	7,500.00	1,812.50	437.50	0.00	2,250.00	5,250.00	
000027	568	1980 IHC 1754 Water Truck	08/01/2006	SF	10 00	07/31/2009	6,500.00	0.00	0.00	6,500.00	1,570.83	379.16	0.00	1,949.99	4,550.01	
000028	573	6" Gorman Rupp Trash Pump	08/01/2006	SF	10 00	07/31/2009	2,000.00	0.00	0.00	2,000.00	483.33	116.66	0.00	599.99	1,400.01	
000029	505	Rebuild of 777 Engine	09/01/2006	SF	10 00	07/31/2009	21,557.23	0.00	0.00	21,557.23	5,030.02	1,257.59	0.00	6,287.61	15,269.62	
000031	900	D8L Repairs	10/01/2006	SF	10 00	07/31/2009	112,134.17	0.00	0.00	112,134.17	25,230.20	6,541.16	0.00	31,771.36	80,362.81	
000032		1984 Mack Truck	11/01/2006	SF	10 00	07/31/2009	12,000.00	0.00	0.00	12,000.00	2,500.00	700.00	0.00	3,200.00	8,700.00	
000034		Portable Building	10/01/2006	SF	10 00	07/31/2009	2,961.20	0.00	0.00	2,961.20	665.27	172.73	0.00	838.00	2,122.20	
000036		Cat 992C Wheel Loader	08/01/2006	SF	10 00	07/31/2009	127,744.23	0.00	0.00	127,744.23	30,871.52	7,451.74	0.00	38,323.26	89,420.97	
000037		Cat 777 Used Truck 84A01245	08/01/2006	SF	10 00	07/31/2009	95,927.00	0.00	0.00	95,927.00	23,182.36	5,595.74	0.00	28,778.10	67,148.90	
000038		Used Cat 777A 84A856	08/01/2006	SF	10 00	07/31/2009	63,799.50	0.00	0.00	63,799.50	15,418.21	3,721.63	0.00	19,139.84	44,659.66	
000039		Used Cat 777A 84A809	08/01/2006	SF	07 00	07/31/2009	63,799.50	0.00	0.00	63,799.50	22,026.23	5,316.62	0.00	27,342.85	36,456.65	
000041		Drilltech D40KXL, 791184	08/01/2006	SF	10 00	07/31/2009	82,200.00	0.00	0.00	82,200.00	19,865.00	4,795.00	0.00	24,660.00	57,540.00	
000042	906	6" Water Pump	10/01/2007	SF	10 00	07/31/2009	7,040.00	0.00	0.00	7,040.00	880.00	410.66	0.00	1,290.66	5,749.34	
000043	911	1984 MR Mack w/Water Tank	10/01/2007	SF	05 00	07/31/2009	20,950.00	0.00	0.00	20,950.00	6,285.00	2,444.16	0.00	8,729.16	12,220.84	
000044	525	1984 Model D10 Serial # 84W00674	11/01/2007	SF	10 00	07/31/2009	270,586.48	0.00	0.00	270,586.48	31,568.43	15,784.21	0.00	47,352.64	223,233.84	

August 4, 2009 at 4:30 PM

Page 1

003 R. L. Winn, Inc.

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Depr/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000045	579	CAT D11 7PZ01449	12/01/2007	SF	10 00	07/31/2009	1,532,725.00	0.00	0.00	1,532,725.00	165,945.21	89,408.95	0.00	255,454.16	1,277,270.84	
000046		Steam Cleaner	12/01/2007	SF	03 00	07/31/2009	12,190.00	0.00	0.00	12,190.00	4,401.94	2,370.27	0.00	6,772.21	5,417.79	
000047	534	CAT Wheel Loader - 992G - AZX00629	01/01/2008	SF	10 00	07/31/2009	1,656,484.00	0.00	0.00	1,656,484.00	165,648.40	96,628.23	0.00	262,276.63	1,394,207.37	
000048	507	CAT 777F OFF-HIGHWAY TRUCK JRP01082	02/01/2008	SF	10 00	07/31/2009	1,145,374.00	0.00	0.00	1,145,374.00	104,992.62	66,813.48	0.00	171,806.10	973,567.90	
000049	598	CAT 777F OFF-HIGHWAY TRUCK JRP01234	03/01/2008	SF	10 00	07/31/2009	1,145,374.00	0.00	0.00	1,145,374.00	95,447.83	66,813.48	0.00	162,261.31	983,112.69	
000050	424	CAT D11 7PZ75089	05/01/2008	SF	10 00	07/31/2009	1,064,436.00	0.00	0.00	1,064,436.00	70,962.40	62,092.10	0.00	133,054.50	931,381.50	
000051	589	CAT 777F OFF-HIGHWAY TRUCK JRP01305	05/01/2008	SF	10 00	07/31/2009	1,145,375.00	0.00	0.00	1,145,375.00	76,358.33	66,813.54	0.00	143,171.87	1,002,203.13	
000052	479	PC600 Track Hoe - 20149	08/01/2008	SF	10 00	07/31/2009	335,000.00	0.00	0.00	335,000.00	13,958.33	19,541.66	0.00	33,499.99	301,500.01	
000053	578	1996 FL70 Freightliner Mechanics Truck	06/01/2009	SF	10 00	07/31/2009	0.00	25,000.00	0.00	25,000.00	0.00	416.66	0.00	416.66	24,583.34	
G/L Asset Acct No = 16200-00-00-00-00							9,870,857.31	25,000.00	0.00	9,895,857.31	1,113,003.10	580,984.46	0.00	1,693,987.56	$ 8,201,869.75	
Less Remaining Values																
Net Total							9,870,857.31	25,000.00	0.00	9,895,857.31	1,113,003.10	580,984.46	0.00	1,693,987.56	$ 8,201,869.75	
Grand Total							9,870,857.31	25,000.00	0.00	9,895,857.31	1,113,003.10	580,984.46	0.00	1,693,987.56	$ 8,201,869.75	
Less Remaining Values																
Net Grand Total							9,870,857.31	25,000.00	0.00	9,895,857.31	1,113,003.10	580,984.46	0.00	1,693,987.56	$ 8,201,869.75	

August 4, 2009 at 4:36 PM

Page 2

003 R. L. Winn, Inc.

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	CM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis

Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none

Include Sec 168 Allowance & Sec 179: Yes

Adjustment Convention: None

Key Codes:

- a: A depreciation adjustment amount is included in the reporting period.
- b: The asset's business-use percentage is less than 100%.
- d: The asset has been disposed.
- f: The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- l: The asset's depreciation has been limited by luxury auto rules.
- m: The asset's depreciation was calculated using the mid-quarter convention.
- r: The asset's acquired value was reduced to arrive at the depreciable basis.
- s: The asset has switched from declining balance to straight-line.
- t: The asset was transferred.
- v: The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group - Active Assets

Include Assets that meet the following conditions:

Activity is currently A

Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 4, 2009 at 4:26 PM Page 3

011 Charolais Mining Company

Monthly Fixed Asset Summary - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	Mtd	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Depr/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000030	C604	2006 Kenworth Highway Tracktor Model W900L	02/01/2007	SL	10 00	07/31/2009	115,000.00	0.00	0.00	115,000.00	22,041.67	6,708.33	0.00	28,750.00	86,250.00	
000031	C606	1996 Landoll 40' Trailer	02/01/2007	SL	10 00	07/31/2009	9,500.00	0.00	0.00	9,500.00	1,820.83	554.16	0.00	2,374.99	7,125.01	
000032	C614	1982 Fruehauf 30 ton Trailer	02/01/2007	SL	10 00	07/31/2009	9,500.00	0.00	0.00	9,500.00	1,820.83	554.16	0.00	2,374.99	7,125.01	
000034	C624	1978 40' Flatbed Trailer	02/01/2007	SL	10 00	07/31/2009	6,500.00	0.00	0.00	6,500.00	1,245.83	379.16	0.00	1,624.99	4,875.01	
000035	C631	1994 Mack Highway Tractor Model CL713	02/01/2007	SL	10 00	07/31/2009	22,500.00	0.00	0.00	22,500.00	4,312.50	1,312.50	0.00	5,625.00	16,875.00	
000036	C633	1994 Ford Ranger Truck	02/01/2007	SL	05 00	07/31/2009	1,500.00	0.00	0.00	1,500.00	575.00	175.00	0.00	750.00	750.00	
000037	C681	1984 Talbert 100 Ton Trailer	02/01/2007	SL	10 00	07/31/2009	40,000.00	0.00	0.00	40,000.00	7,666.67	2,333.33	0.00	10,000.00	30,000.00	
000038	C125	Caterpillar 2408 300KW Generator Set	02/01/2007	SL	10 00	07/31/2009	30,000.00	0.00	0.00	30,000.00	5,750.00	1,750.00	0.00	7,500.00	22,500.00	
000040	C250	Caterpillar 70 Forklift	02/01/2007	SL	10 00	07/31/2009	6,000.00	0.00	0.00	6,000.00	1,150.00	350.00	0.00	1,500.00	4,500.00	
000041	C600	1992 GMC Top Kick Mech Truck	02/01/2007	SL	10 00	07/31/2009	35,000.00	0.00	0.00	35,000.00	6,708.33	2,041.66	0.00	8,749.99	26,250.01	
000042	C615	1988 Ford Truck Model F Super Duty	02/01/2007	SL	05 00	07/31/2009	7,000.00	0.00	0.00	7,000.00	2,683.33	816.66	0.00	3,499.99	3,500.01	
000043	C630	1993 Ford F250	02/01/2007	SL	05 00	07/31/2009	21,500.00	0.00	0.00	21,500.00	8,241.67	2,508.33	0.00	10,750.00	10,750.00	
000045	C148	1994 Caterpillar D7H Crawler Dozer	02/01/2007	SL	07 00	07/31/2009	140,000.00	0.00	0.00	140,000.00	38,333.33	11,666.65	0.00	49,999.98	90,000.01	
000046	C310	Drilltech D45K Blast Hole Drill	02/01/2007	SL	10 00	07/31/2009	47,500.00	0.00	0.00	47,500.00	9,104.17	2,770.83	0.00	11,875.00	35,625.00	
000047	C245	1985 Caterpillar Articulated Loader Model 992C	02/01/2007	SL	10 00	07/31/2009	87,500.00	0.00	0.00	87,500.00	16,770.83	5,104.16	0.00	21,874.99	65,625.01	
000048	C523	Gorman Rupp 8" Centrifugal Water Pump Model 68BD4PW	02/01/2007	SL	10 00	07/31/2009	12,000.00	0.00	0.00	12,000.00	2,300.00	700.00	0.00	3,000.00	9,000.00	
000049	C622	1983 Ford Box Van	02/28/2007	SL	05 00	07/31/2009	5,500.00	0.00	0.00	5,500.00	2,016.67	641.66	0.00	2,658.33	2,841.67	
000050	C257	2005 Bobcat Skidsteer Loader Model S	02/28/2007	SL	10 00	07/31/2009	12,500.00	0.00	0.00	12,500.00	2,291.67	729.16	0.00	3,020.83	9,479.17	
000051	C529	Gorman Rupp 6 Inch Centrifugal Water Pump	02/28/2007	SL	10 00	07/31/2009	6,000.00	0.00	0.00	6,000.00	1,100.00	350.00	0.00	1,450.00	4,550.00	
000053	C957	Kubota Bobcat 250 Welder	05/01/2007	SF	10 00	07/31/2009	6,763.11	0.00	0.00	6,763.11	1,127.18	394.51	0.00	1,521.69	5,241.42	
000054	968	1996 International 4700LP Truck	09/01/2007	SL	05 00	07/31/2009	10,000.00	0.00	0.00	10,000.00	2,666.67	1,166.65	0.00	3,833.33	6,166.67	
000055	C159	CAT D11R 7PZ01449	12/01/2007	SF	10 00	07/31/2009	1,532,725.00	0.00	0.00	1,532,725.00	166,045.21	89,408.95	0.00	255,454.16	1,277,270.84	
000056	C718	CAT 777F OFF-HIGHWAY TRUCK 0JRP01357	09/01/2008	SF	10 00	07/31/2009	1,266,282.00	0.00	0.00	1,266,282.00	52,761.75	73,866.45	0.00	126,628.20	1,139,653.80	
000057	888	CAT 777F OFF-HIGHWAY TRUCK 0JRP01504	09/01/2008	SF	10 00	07/31/2009	1,248,884.00	0.00	0.00	1,248,884.00	41,629.47	72,851.56	0.00	114,481.03	1,134,402.97	
000058	889	CAT 777F OFF-HIGHWAY TRUCK 0JRP01506	09/01/2008	SF	10 00	07/31/2009	1,249,884.00	0.00	0.00	1,249,884.00	41,629.47	72,851.56	0.00	114,481.03	1,134,402.97	

August 4, 2009 at 4:26 PM

Page 2

011 Charolais Mining Company

Monthly Fixed Asset Summary - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16260-00-00-00-00																
							7,347,038.11	0.00	0.00	7,347,038.11	717,327.62	435,843.71	0.00	1,153,171.33	$ 6,193,866.78	
Less Remaining Values																
Net Total							7,347,038.11	0.00	0.00	7,347,038.11	717,327.62	435,843.71	0.00	1,153,171.33	$ 6,193,866.78	
Grand Total							7,347,038.11	0.00	0.00	7,347,038.11	717,327.62	435,843.71	0.00	1,153,171.33	$ 6,193,866.78	
Less Remaining Values																
Net Grand Total							7,347,038.11	0.00	0.00	7,347,038.11	717,327.62	435,843.71	0.00	1,153,171.33	$ 6,193,866.78	

August 4, 2009 at 4:38 PM

Page 2

011 Charolais Mining Company

Monthly Fixed Asset Summary - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	Dtd	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis
Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none
Include Sec 168 Allowance & Sec 179: Yes
Adjustment Convention: Post recovery

Key Codes:

- a: A depreciation adjustment amount is included in the reporting period.
- b: The asset's business-use percentage is less than 100%.
- d: The asset has been disposed.
- f: The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- l: The asset's depreciation has been limited by luxury auto rules.
- m: The asset's depreciation was calculated using the mid-quarter convention.
- r: The asset's acquired value was replaced to arrive at the depreciable basis.
- s: The asset has switched from declining balance to a straight-line.
- t: The asset was transferred.
- v: The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group = Active Assets
Include Assets that meet the following conditions:
Activity is currently A
Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 4, 2009 at 4:36 PM

Page 4

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 19200-00-00-00-00																
000001	800	1992 Komatsu WA800-1 Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	165,000.00	0.00	0.00	165,000.00	41,250.00	9,625.00	0.00	50,875.00	$ 114,125.00	
000002	801	1994 Cat 777C Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	360,000.00	0.00	0.00	360,000.00	90,000.00	21,000.00	0.00	111,000.00	249,000.00	
000004	803	1991 cat D9N Crawler Tractor	07/01/2006	SF	10 00	07/31/2009	200,000.00	0.00	0.00	200,000.00	50,000.00	11,666.66	0.00	61,666.66	138,333.34	
000005	805	1994 Cat 777C Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	310,000.00	0.00	0.00	310,000.00	77,500.00	18,083.33	0.00	95,583.33	214,416.67	
000006	806	1984 cat 16G Motor Grader	07/01/2006	SF	10 00	07/31/2009	210,000.00	0.00	0.00	210,000.00	52,500.00	12,250.00	0.00	64,750.00	145,250.00	
000007	808	1995 Ingersoll-Rand L6-4MH Light Plant	07/01/2006	SF	10 00	07/31/2009	4,000.00	0.00	0.00	4,000.00	1,000.00	233.33	0.00	1,233.33	2,766.67	
000008	809	1995 Ingersoll-Rand L6-4MH Light Plant	07/01/2006	SF	10 00	07/31/2009	5,000.00	0.00	0.00	5,000.00	1,250.00	291.66	0.00	1,541.66	3,458.34	
000009	810	Ingersoll-Rand L6 Light Plant	07/01/2006	SF	10 00	07/31/2009	5,000.00	0.00	0.00	5,000.00	1,250.00	291.66	0.00	1,541.66	3,458.34	
000010	811	Ingersoll-Rand L6-4MH Light Plant	07/01/2006	SF	10 00	07/31/2009	5,000.00	0.00	0.00	5,000.00	1,250.00	291.66	0.00	1,541.66	3,458.34	
000011	813	Komatsu WA600-1LC Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	85,000.00	0.00	0.00	85,000.00	21,250.00	4,958.33	0.00	26,208.33	58,791.67	
000013	817	1996 Hitachi EX550LCE-3 Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	100,000.00	0.00	0.00	100,000.00	25,000.00	5,833.33	0.00	30,833.33	69,166.67	
000016	821	1982 mack DM686SX Tandem Dump Truck	07/01/2006	SF	10 00	07/31/2009	12,500.00	0.00	0.00	12,500.00	3,125.00	729.16	0.00	3,854.16	8,645.84	
000017	822	1994 GMC Topkick Utility Truck	07/01/2006	SF	10 00	07/31/2009	18,000.00	0.00	0.00	18,000.00	4,500.00	1,050.00	0.00	5,550.00	12,450.00	
000018	824	Federal Enterprises Double Roll Coal Crusher	07/01/2006	SF	10 00	07/31/2009	40,000.00	0.00	0.00	40,000.00	10,000.00	2,333.33	0.00	12,333.33	27,666.67	
000019	826	Massey Ferguson 1105 Turbo Wheel Tractor	07/01/2006	SF	10 00	07/31/2009	6,000.00	0.00	0.00	6,000.00	1,500.00	350.00	0.00	1,850.00	4,150.00	
000020	827	1986 Cat D11N Crawler Tractor	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000021	828	1996 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	270,000.00	0.00	0.00	270,000.00	67,500.00	15,750.00	0.00	83,250.00	186,750.00	
000022	829	1996 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	275,000.00	0.00	0.00	275,000.00	68,750.00	16,041.66	0.00	84,791.66	190,208.34	
000023	830	196 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000024	831	1972 Galion 150 Hydraulic Rough Terrain Crane	07/01/2006	SF	10 00	07/31/2009	15,000.00	0.00	0.00	15,000.00	3,750.00	875.00	0.00	4,625.00	10,375.00	
000025	832	Federal Enterprises Double Roll Coal Crusher	07/01/2006	SF	10 00	07/31/2009	40,000.00	0.00	0.00	40,000.00	10,000.00	2,333.33	0.00	12,333.33	27,666.67	
000026	836	1996 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	280,000.00	0.00	0.00	280,000.00	70,000.00	16,333.33	0.00	86,333.33	193,666.67	

August 4, 2009 at 4:29 PM

Page 1

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000029	840	1979 IHC S1900 Utility Truck	07/01/2006	SF	10 00	07/31/2009	10,000.00	0.00	0.00	10,000.00	2,500.00	583.33	0.00	3,083.33	6,916.67	
000031	842	1998 John Deere 310SE 4x4 Loader Backhoe	07/01/2006	SF	10 00	07/31/2009	32,000.00	0.00	0.00	32,000.00	8,000.00	1,866.66	0.00	9,866.66	22,133.34	
000032	834	1990 Hitachi EX1800 Hydraulic Shovel	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000033	843	1992 Mack RD688SX Tandem Dump Truck	07/01/2006	SF	10 00	07/31/2009	20,000.00	0.00	0.00	20,000.00	5,000.00	1,166.66	0.00	6,166.66	13,833.34	
000035	845	1995 Hitachi EX700H Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	130,000.00	0.00	0.00	130,000.00	32,500.00	7,583.33	0.00	40,083.33	89,916.67	
000037	847	1998 GMC 7000 Utility Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000041	851	1991 Chevy Kodiak Mechanics Truck	07/01/2006	SF	10 00	07/31/2009	17,500.00	0.00	0.00	17,500.00	4,375.00	1,020.83	0.00	5,395.83	12,104.17	
000043	853	1996 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	295,000.00	0.00	0.00	295,000.00	73,750.00	17,208.33	0.00	90,958.33	204,041.67	
000044	854	1996 Komatsu Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000046	857	1996 Cat 950F Series II Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	80,000.00	0.00	0.00	80,000.00	20,000.00	4,666.66	0.00	24,666.66	55,333.34	
000047	858	1991 Cat 992C Front End Loader	07/01/2006	SF	10 00	07/31/2009	290,000.00	0.00	0.00	290,000.00	72,500.00	16,916.66	0.00	89,416.66	200,583.34	
000048	859	2004 Ford F350 Super Duty Flatbed Truck	07/01/2006	SF	10 00	07/31/2009	22,000.00	0.00	0.00	22,000.00	5,500.00	1,283.33	0.00	6,783.33	15,216.67	
000049	864	1993 Hitachi EX700 Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	150,000.00	0.00	0.00	150,000.00	37,500.00	8,750.00	0.00	46,250.00	103,750.00	
000051		IHC CDF9670 Tri-Axle Water Truck	07/01/2006	SF	10 00	07/31/2009	8,000.00	0.00	0.00	8,000.00	2,000.00	466.66	0.00	2,466.66	5,533.34	
000054	861	1992 NISSAN UD1800 Enclosed Van Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000057		Other Mining Equipment	07/01/2006	SF	10 00	07/31/2009	786,250.00	0.00	0.00	786,250.00	196,562.50	45,864.58	0.00	242,427.08	543,822.92	
000058	849	1978 Caterpillar 992C Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	122,000.00	0.00	0.00	122,000.00	30,500.00	7,116.66	0.00	37,616.66	84,383.34	
000063	871	CAT D9L Dozer	10/01/2006	SF	10 00	07/31/2009	137,800.00	0.00	0.00	137,800.00	31,005.00	8,038.33	0.00	39,043.33	98,756.67	
000064	873	1986 Mack Lube Truck	04/01/2007	SF	10 00	07/31/2009	42,000.00	0.00	0.00	42,000.00	7,350.00	2,450.00	0.00	9,800.00	32,200.00	
000065	874	2001 Ford F250	04/01/2007	SF	10 00	07/31/2009	20,710.00	0.00	0.00	20,710.00	3,624.25	1,208.08	0.00	4,832.33	15,877.67	
000066	875	CAT 992C Wheel Loader	04/01/2007	SF	10 00	07/31/2009	143,000.00	0.00	0.00	143,000.00	25,025.00	8,341.66	0.00	33,366.66	109,633.34	
000067	875A	992C Rock Bucket for CAT 992C Wheel Loader (FAS Asset# 66)	05/01/2007	SF	09 10	07/31/2009	13,700.00	0.00	0.00	13,700.00	2,205.93	812.71	0.00	3,018.64	10,681.36	
~~000068~~	~~872~~	~~1986 Mack Lube Truck~~		~~NG~~	~~00-00~~		~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~		~~0.00~~	~~0.00~~		~~0.00~~	
~~000069~~		~~1966 Mack Truck~~	~~03/04/1999~~	~~NG~~	~~00-00~~	~~07/31/2009~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	
~~000070~~		~~Yale Forklift~~	~~04/14/1999~~	~~NG~~	~~00-00~~	~~07/31/2009~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	

August 4, 2009 at 4:20 PM

Page 2

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 14200-00-00-00-00																
000071		Straw Blower	04/15/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000072		Supply Trailer/Office Trailer	01/13/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000073		Gardner Drill	01/29/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000074		Delta Steam Cleaner	02/12/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000075		Rome Disc	03/02/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000076		8000 gal fuel tank	05/11/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000077		375 CFM Compressor	05/28/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000078		D11 Dozer	06/29/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000079		WA 250 Wheel Loader	07/06/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000080		10 Ton Trailer	04/08/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000081		8000 gal fuel tank	05/11/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000082		Office Trailer	11/05/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000083		2 water pumps	11/05/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000084		2000 gal fuel tank	11/13/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000085		German Rupp pump	05/05/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000086	826	826 Repairs 2000	06/30/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000087	802	802 Repairs 2000	01/01/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000088	800	800 Engine	03/18/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000089	847	847 Engine	03/28/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000090	827	827 Engine	03/08/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000091	816	816 Final drive	03/08/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000092	826	826 Transmission	03/31/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000093	802	802 Final drive	03/31/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000094	803	803 Final drive	04/21/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000095	845	845 New engine	04/25/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000096	802	802 Final drive	04/30/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000097	800	800 pumps	05/09/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000098	827	827 final drive	05/15/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000099	800	800 K wheel loader	05/28/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000100	827	827 D11N clg	06/28/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000101	827	827 Clutch brake	06/28/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000102		WA 800 boom bucket	07/03/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000103	835	835 Welder	02/05/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	

August 4, 2009 at 4:29 PM

Page 3

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16260-00-00-00-00																
000029	840	1979 IHC S1900 Utility Truck	07/01/2006	SF	10 00	07/31/2009	10,000.00	0.00	0.00	10,000.00	2,500.00	583.33	0.00	3,083.33	6,916.67	
000031	842	1998 John Deere 310SE 4x4 Loader Backhoe	07/01/2006	SF	10 00	07/31/2009	32,000.00	0.00	0.00	32,000.00	8,000.00	1,866.66	0.00	9,866.66	22,133.34	
000032	834	1990 Hitachi EX1800 Hydraulic Shovel	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000033	843	1992 Mack RD688SX Tandem Dump Truck	07/01/2006	SF	10 00	07/31/2009	20,000.00	0.00	0.00	20,000.00	5,000.00	1,166.66	0.00	6,166.66	13,833.34	
000035	846	1995 Hitachi EX700H Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	130,000.00	0.00	0.00	130,000.00	32,500.00	7,583.33	0.00	40,083.33	89,916.67	
000037	847	1998 GMC 7000 Utility Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000041	851	1991 Chevy Kodiak Mechanics Truck	07/01/2006	SF	10 00	07/31/2009	17,500.00	0.00	0.00	17,500.00	4,375.00	1,020.83	0.00	5,395.83	12,104.17	
000043	853	1996 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	295,000.00	0.00	0.00	295,000.00	73,750.00	17,208.33	0.00	90,958.33	204,041.67	
000044	854	1996 Komatsu Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000045	857	1996 Cat 950F Series II Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	80,000.00	0.00	0.00	80,000.00	20,000.00	4,666.66	0.00	24,666.66	55,333.34	
000047	858	1991 Cat 992C Front End Loader	07/01/2006	SF	10 00	07/31/2009	290,000.00	0.00	0.00	290,000.00	72,500.00	16,916.66	0.00	89,416.66	200,583.34	
000048	859	2004 Ford F350 Super Duty Flatbed Truck	07/01/2006	SF	10 00	07/31/2009	22,000.00	0.00	0.00	22,000.00	5,500.00	1,283.33	0.00	6,783.33	15,216.67	
000049	864	1993 Hitachi EX700 Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	150,000.00	0.00	0.00	150,000.00	37,500.00	8,750.00	0.00	46,250.00	103,750.00	
000051		IHC COF9670 Tri-Axle Water Truck	07/01/2006	SF	10 00	07/31/2009	8,000.00	0.00	0.00	8,000.00	2,000.00	466.66	0.00	2,466.66	5,533.34	
000054	861	1992 NISSAN UD1800 Enclosed Van Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000057		Other Mining Equipment	07/01/2006	SF	10 00	07/31/2009	785,250.00	0.00	0.00	785,250.00	196,562.50	45,864.58	0.00	242,427.08	543,822.92	
000058	849	1978 Caterpillar 992C Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	122,000.00	0.00	0.00	122,000.00	30,500.00	7,116.66	0.00	37,616.66	84,383.34	
000063	871	CAT D9L Dozer	10/01/2006	SF	10 00	07/31/2009	137,800.00	0.00	0.00	137,800.00	31,005.00	8,038.33	0.00	39,043.33	98,756.67	
000064	873	1986 Mack Lube Truck	04/01/2007	SF	10 00	07/31/2009	42,000.00	0.00	0.00	42,000.00	7,350.00	2,450.00	0.00	9,800.00	32,200.00	
000065	874	2001 Ford F250	04/01/2007	SF	10 00	07/31/2009	20,710.00	0.00	0.00	20,710.00	3,624.25	1,208.08	0.00	4,832.33	15,877.67	
000066	875	CAT 992C Wheel Loader	04/01/2007	SF	10 00	07/31/2009	143,000.00	0.00	0.00	143,000.00	25,025.00	8,341.66	0.00	33,366.66	109,633.34	
000067	875A	992C Rock Bucket for CAT 992C Wheel Loader (FAS Asset# 66)	06/01/2007	SF	09 10	07/31/2009	13,700.00	0.00	0.00	13,700.00	2,205.93	812.71	0.00	3,018.64	10,681.36	
999068	872	1986 Mack Lube Truck		NO	00 00		0.00	0.00	0.00	0.00		0.00	0.00		0.00	
999069		1968 Mack Truck	03/01/1999	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
999070		Yale Forklift	06/14/1999	NO	00 00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	

August 4, 2009 at 4:20 PM

Page 2

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16280-00-00-00-00																
000029	840	1979 IHC S1500 Utility Truck	07/01/2006	SF	10 00	07/31/2009	10,000.00	0.00	0.00	10,000.00	2,500.00	583.33	0.00	3,083.33	6,916.67	
000031	842	1998 John Deere 310SE 4x4 Loader Backhoe	07/01/2006	SF	10 00	07/31/2009	32,000.00	0.00	0.00	32,000.00	8,000.00	1,866.66	0.00	9,866.66	22,133.34	
000032	834	1990 Hitachi EX1800 Hydraulic Shovel	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000033	843	1992 Mack RD686SX Tandem Dump Truck	07/01/2006	SF	10 00	07/31/2009	20,000.00	0.00	0.00	20,000.00	5,000.00	1,166.66	0.00	6,166.66	13,833.34	
000036	846	1995 Hitachi EX700H Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	130,000.00	0.00	0.00	130,000.00	32,500.00	7,583.33	0.00	40,083.33	89,916.67	
000037	847	1998 GMC 7000 Utility Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000041	851	1991 Chevy Kodiak Mechanics Truck	07/01/2006	SF	10 00	07/31/2009	17,500.00	0.00	0.00	17,500.00	4,375.00	1,020.83	0.00	5,395.83	12,104.17	
000043	853	1996 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	295,000.00	0.00	0.00	295,000.00	73,750.00	17,208.33	0.00	90,958.33	204,041.67	
000044	854	1996 Komatsu Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000046	857	1996 Cat 950F Series II Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	80,000.00	0.00	0.00	80,000.00	20,000.00	4,666.66	0.00	24,666.66	55,333.34	
000047	858	1991 Cat 992C Front End Loader	07/01/2006	SF	10 00	07/31/2009	290,000.00	0.00	0.00	290,000.00	72,500.00	16,916.66	0.00	89,416.66	200,583.34	
000048	859	2004 Ford F350 Super Duty Flatbed Truck	07/01/2006	SF	10 00	07/31/2009	22,000.00	0.00	0.00	22,000.00	5,500.00	1,283.33	0.00	6,783.33	15,216.67	
000049	864	1993 Hitachi EX700 Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	150,000.00	0.00	0.00	150,000.00	37,500.00	8,750.00	0.00	46,250.00	103,750.00	
000051		IHC COF9670 Tri-Axle Water Truck	07/01/2006	SF	10 00	07/31/2009	8,000.00	0.00	0.00	8,000.00	2,000.00	466.66	0.00	2,466.66	5,533.34	
000054	861	1992 NISSAN US1800 Enclosed Van Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000057		Other Mining Equipment	07/01/2006	SF	10 00	07/31/2009	786,250.00	0.00	0.00	786,250.00	196,562.50	45,864.58	0.00	242,427.08	543,822.92	
000058	849	1978 Caterpillar 992C Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	122,000.00	0.00	0.00	122,000.00	30,500.00	7,116.66	0.00	37,616.66	84,383.34	
000063	871	CAT D9L Dozer	10/01/2006	SF	10 00	07/31/2009	137,800.00	0.00	0.00	137,800.00	31,005.00	8,038.33	0.00	39,043.33	98,756.67	
000064	873	1986 Mack Lube Truck	04/01/2007	SF	10 00	07/31/2009	42,000.00	0.00	0.00	42,000.00	7,350.00	2,450.00	0.00	9,800.00	32,200.00	
000065	874	2001 Ford F250	04/01/2007	SF	10 00	07/31/2009	20,710.00	0.00	0.00	20,710.00	3,624.25	1,208.08	0.00	4,832.33	15,877.67	
000066	875	CAT 992C Wheel Loader	04/01/2007	SF	10 00	07/31/2009	143,000.00	0.00	0.00	143,000.00	25,025.00	8,341.66	0.00	33,366.66	109,633.34	
000067	875A	992C Rock Bucket for CAT 992C Wheel Loader (FAS Asset 66)	06/01/2007	SF	09 10	07/31/2009	13,700.00	0.00	0.00	13,700.00	2,205.93	812.71	0.00	3,018.64	10,681.36	
~~000068~~	~~872~~	~~1986 Mack Lube Truck~~		~~NG~~	~~00-00~~		~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~		~~0.00~~	~~0.00~~		~~0.00~~	
~~000069~~		~~1968 Mack Truck~~	~~09/04/1999~~	~~NG~~	~~00-00~~	~~07/31/2009~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	
~~000070~~		~~Yale Forklift~~	~~04/14/1999~~	~~NG~~	~~00-00~~	~~07/31/2009~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	

August 4, 2009 at 4:20 PM

Page 2

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

G/L Asset Acct No = 16200-00-00-00-00

Sys No	Co	Description	In Svc Date	Dhl	Est. Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
000071		Steam Blower	04/15/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000072		Supply Trailer/Office Trailer	01/13/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000073		Gardner Drill	04/20/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000074		Delta Steam Cleaner	02/12/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000075		Power Disc	05/03/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000076		8000 gal fuel tank	05/11/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000077		375 CFM Compressor	05/28/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000078		D11 Dozer	06/25/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000079		WA 250 Wheel Loader	07/06/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000080		10 Ton Trailer	04/08/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000081		8000 gal fuel tank	05/11/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000082		Office Trailer	11/06/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000083		2 water pumps	11/06/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000084		3000 gal fuel tank	11/12/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000085		German Puppy pump	05/06/2002	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000086	836	836 Repairs 2003	06/26/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000087	869	869 Repairs 2003	04/01/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000088	800	800 Engine	03/18/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000089	847	847 Engine	03/26/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000090	837	837 Engine	03/06/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000091	815	815 Final drive	03/06/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000092	826	826 Transmission	03/31/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000093	862	862 Final drive	03/31/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000094	863	863 Final drive	04/21/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000095	815	815 Motor engine	04/25/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000096	862	862 Final drive	04/30/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000097	800	800 pumps	05/09/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000098	837	837 final drive	05/15/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000099	800	800 X wheel loader	05/28/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000100	827	827 D11 N stg	06/28/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000101	827	827 Clutch brake	06/28/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000102		WA 800 boom bucket	07/03/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000103	835	835 Welder	02/05/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	

August 4, 2009 at 4:29 PM

Page 3

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16280-00-00-00-00																
000029	840	1979 IHC S1600 Utility Truck	07/01/2006	SF	10 00	07/31/2009	10,000.00	0.00	0.00	10,000.00	2,500.00	583.33	0.00	3,083.33	6,916.67	
000031	842	1998 John Deere 310SE 4x4 Loader Backhoe	07/01/2006	SF	10 00	07/31/2009	32,000.00	0.00	0.00	32,000.00	8,000.00	1,866.66	0.00	9,866.66	22,133.34	
000032	834	1990 Hitachi EX1800 Hydraulic Shovel	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000033	843	1992 Mack RD686SX Tandem Dump Truck	07/01/2006	SF	10 00	07/31/2009	20,000.00	0.00	0.00	20,000.00	5,000.00	1,166.66	0.00	6,166.66	13,833.34	
000035	846	1995 Hitachi EX700H Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	130,000.00	0.00	0.00	130,000.00	32,500.00	7,583.33	0.00	40,083.33	89,916.67	
000037	847	1998 GMC 7000 Utility Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000041	851	1991 Chevy Kodiak Mechanics Truck	07/01/2006	SF	10 00	07/31/2009	17,500.00	0.00	0.00	17,500.00	4,375.00	1,020.83	0.00	5,395.83	12,104.17	
000043	853	1996 Komatsu 330M Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	295,000.00	0.00	0.00	295,000.00	73,750.00	17,208.33	0.00	90,958.33	204,041.67	
000044	854	1996 Komatsu Off-Road Haul Truck	07/01/2006	SF	10 00	07/31/2009	250,000.00	0.00	0.00	250,000.00	62,500.00	14,583.33	0.00	77,083.33	172,916.67	
000046	857	1996 Cat 950F Series II Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	80,000.00	0.00	0.00	80,000.00	20,000.00	4,666.66	0.00	24,666.66	55,333.34	
000047	858	1991 Cat 992C Front End Loader	07/01/2006	SF	10 00	07/31/2009	290,000.00	0.00	0.00	290,000.00	72,500.00	16,916.66	0.00	89,416.66	200,583.34	
000048	859	2004 Ford F350 Super Duty Flatbed Truck	07/01/2006	SF	10 00	07/31/2009	22,000.00	0.00	0.00	22,000.00	5,500.00	1,283.33	0.00	6,783.33	15,216.67	
000049	864	1993 Hitachi EX700 Hydraulic Excavator	07/01/2006	SF	10 00	07/31/2009	150,000.00	0.00	0.00	150,000.00	37,500.00	8,750.00	0.00	46,250.00	103,750.00	
000051		IHC COF9670 Tri-Axle Water Truck	07/01/2006	SF	10 00	07/31/2009	8,000.00	0.00	0.00	8,000.00	2,000.00	466.66	0.00	2,466.66	5,533.34	
000054	861	1992 NISSAN US1800 Enclosed Van Truck	07/01/2006	SF	10 00	07/31/2009	25,000.00	0.00	0.00	25,000.00	6,250.00	1,458.33	0.00	7,708.33	17,291.67	
000057		Other Mining Equipment	07/01/2006	SF	10 00	07/31/2009	786,250.00	0.00	0.00	786,250.00	196,562.50	45,864.58	0.00	242,427.08	543,822.92	
000058	849	1978 Caterpillar 992C Rubber Tired Loader	07/01/2006	SF	10 00	07/31/2009	122,000.00	0.00	0.00	122,000.00	30,500.00	7,116.66	0.00	37,616.66	84,383.34	
000063	871	CAT D9L Dozer	10/01/2006	SF	10 00	07/31/2009	137,800.00	0.00	0.00	137,800.00	31,005.00	8,038.33	0.00	39,043.33	98,756.67	
000064	873	1985 Mack Lube Truck	04/01/2007	SF	10 00	07/31/2009	42,000.00	0.00	0.00	42,000.00	7,350.00	2,450.00	0.00	9,800.00	32,200.00	
000065	874	2001 Ford F750	04/01/2007	SF	10 00	07/31/2009	20,710.00	0.00	0.00	20,710.00	3,624.25	1,208.08	0.00	4,832.33	15,877.67	
000066	875	CAT 992C Wheel Loader	04/01/2007	SF	10 00	07/31/2009	143,000.00	0.00	0.00	143,000.00	25,025.00	8,341.65	0.00	33,366.66	109,633.34	
000067	875A	992C Rock Bucket for CAT 992C Wheel Loader (FAS Asset# 66)	06/01/2007	SF	09 10	07/31/2009	13,700.00	0.00	0.00	13,700.00	2,205.93	812.71	0.00	3,018.64	10,681.36	
~~000068~~	~~872~~	~~1985 Mack Lube Truck~~		~~MO~~	~~00-00~~		~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~		~~0.00~~	~~0.00~~		~~0.00~~	
~~000069~~		~~1966 Mack Truck~~	~~03/01/1999~~	~~MO~~	~~00-00~~	~~07/31/2009~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	
~~000070~~		~~Yale Forklift~~	~~04/14/1999~~	~~MO~~	~~00-00~~	~~07/31/2009~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	~~0.00~~	

August 4, 2009 at 4:28 PM

Page 2

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	D/M	Est. Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000071		Straw Blower	01/15/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000072		Supply Trailer/Office Trailer	01/15/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000073		Gardner Drill	01/29/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000074		Delta Stream Cleaner	02/12/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000075		Rome Disc	03/02/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000076		8000 gal fuel tank	05/15/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000077		375 CFM Compressor	06/28/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000078		D11 Dozer	06/29/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000079		WA 250 Wheel Loader	07/06/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000080		10 Ton Trailer	04/08/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000081		8000 gal fuel tank	06/11/1999	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000082		Office Trailer	11/06/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000083		7 water pumps	11/09/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000084		2000 gal fuel tank	11/12/2001	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000085		German Rupp pump	03/06/2002	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000086	836	836 Repairs 2002	06/30/2002	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000087	803	803 Repairs 2002	04/01/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000088	800	800 Engine	02/10/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000089	847	847 Engine	03/06/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000090	827	827 Engine	03/06/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000091	845	845 Final drive	03/06/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000092	828	828 Transmission	03/31/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000093	802	802 Final drive	03/31/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000094	803	803 Final drive	04/21/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000095	845	845 New engine	04/25/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000096	802	802 Final drive	04/28/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000097	800	800 pumps	05/09/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000098	827	827 final drive	05/16/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000099	800	800 K wheel loader	05/28/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000100	827	827 D11N clg	05/28/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000101	827	827 Clutch brake	06/28/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000102		WA 800 boom bucket	07/03/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000103	836	836 Welder	02/25/2000	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	

August 4, 2009 at 4:25 PM

Page 3

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Depr/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 14200-00-00-00-00																
000104	830	830-cylinder hoist	05/16/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000105	829	829-Engine	06/24/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000106	829	829-Damper	08/14/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000107	829	829-steering clutch	09/15/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000108	815	815-Final drive	08/21/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000109	817	817-Final drive	08/21/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000110	815	815-differential	08/24/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000111	834	834-hydraulic	09/03/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000112	834	834-swing	09/14/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000113	834	834-final drive	09/16/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000114	992	992-bushing assy	09/26/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000115	834	834-swing	09/29/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000116	990	990-K-wheel	09/29/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000117	834	834-swing harness	09/30/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000118	834	834-final drive	10/01/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000119	834	834-hydraulic	10/07/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000120	817	817-arm cyl.	10/08/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000121	890	890-parts	10/21/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000122	817	817-Repair	10/22/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000123	834	834-repair	10/23/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000124	834	834-Bearing	10/26/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000125	834	834-pump drive	10/30/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000126	848	848-torque converter	11/04/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000127	834	834-Hydraulic	11/10/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000128	834	834-Swing gear	11/19/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000129	834	834-Hitachi bucket	11/26/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000130	890	890-Brakes	11/25/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000131	826	826-Brakes	11/26/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000132	860	WA-800 boom	12/17/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000133	836	836-1800 Hitachi cylinder	12/17/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000134	834	834-1800 Hitachi boom	12/17/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000135	890	890-hydraulic pump	12/30/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000136	834	834-Rebuild engine	12/29/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	

August 4, 2008 at 4:29 PM

Page 4

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Dep/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000137	699	699-Hydraulic pump	12/31/2003	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000138	630	630-shovel	01/09/2004	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000139	699	699-Boom lift arm	02/01/2004	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000140		4-wheeler	05/25/2004	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000141	10471	10471-D475A-3 dozer	4/30/2004	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000142	10473	10473 D475A dozer	4/30/2004	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000143		Van trailer	04/31/2005	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000144		Van trailer	04/31/2005	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000145		Diesel generator	03/15/2005	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000146	846	846-boom bucket	08/03/2005	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
000155		Prep Plant - 2005	06/03/2005	NO	00-00	07/31/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	
G/L Asset Acct No = 16200-00-00-00-00							5,775,460.00	0.00	0.00	5,775,460.00	1,423,772.66	336,815.22	0.00	1,760,687.90	$ 4,014,772.10	
Less Remaining Values																
Net Total							5,775,460.00	0.00	0.00	5,775,460.00	1,423,772.68	336,815.22	0.00	1,760,587.90	$ 4,014,772.10	
G/L Asset Acct No = 16250-00-00-00-00																
000059		2005 Ford Truck	07/01/2006	SF	05 00	07/31/2009	26,989.00	0.00	0.00	26,989.00	13,494.50	3,148.71	0.00	16,643.21	$ 10,345.79	
000061		2005 Ford Truck	07/01/2006	SF	05 00	07/31/2009	18,775.00	0.00	0.00	18,775.00	9,387.50	2,190.41	0.00	11,577.91	7,197.09	
000062		2005 Ford Truck	07/01/2006	SF	05 00	07/31/2005	20,201.00	0.00	0.00	20,201.00	10,100.50	2,356.78	0.00	12,457.28	7,743.72	
G/L Asset Acct No = 16250-00-00-00-00							65,965.00	0.00	0.00	65,965.00	32,982.50	7,695.90	0.00	40,678.40	$ 25,286.60	
Less Remaining Values																
Net Total							65,965.00	0.00	0.00	65,965.00	32,982.50	7,695.90	0.00	40,678.40	$ 25,286.60	
Grand Total							5,841,425.00	0.00	0.00	5,841,425.00	1,456,755.18	344,511.12	0.00	1,801,366.30	$ 4,040,058.70	
Less Remaining Values																

August 4, 2009 at 4:29 PM

Page 6

007 Old Liberty Equipment Compan

Fixed Asset Summary Report - GAAP

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
Net Grand Total							5,841,425.00	0.00	0.00	5,841,425.00	1,456,755.18	344,611.12	0.00	1,801,366.30	$ 4,040,058.70	

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis
Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none
Include Sec 168 Allowance & Sec 179: Yes
Adjustment Convention: None

Key Codes:

- a: A depreciation adjustment amount is included in the reporting period.
- b: The asset's business-use percentage is less than 100%.
- d: The asset has been disposed.
- f: The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- l: The asset's depreciation has been limited by luxury auto rules.
- m: The asset's depreciation was calculated using the mid-quarter convention.
- r: The asset's acquired value was reduced to arrive at the depreciable basis.
- s: The asset has switched from declining-balance to a straight-line.
- t: The asset was transferred.
- v: The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group = Active Assets
Include Assets that meet the following conditions:
Activity is currently A
Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 4, 2009 at 4:29 PM
Page 6

017 Renfro Equipment

Monthly Fixed Asset Report - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis

Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none

Include Sec 168 Allowance & Sec 179: Yes

Adjustment Convention: None

Key Codes:

- a: A depreciation adjustment amount is included in the reporting period.
- b: The asset's business-use percentage is less than 100%.
- d: The asset has been disposed.
- f: The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- l: The asset's depreciation has been limited by luxury auto rules.
- m: The asset's depreciation was calculated using the mid-quarter convention.
- r: The asset's acquired value was reduced to arrive at the depreciable basis.
- s: The asset has switched from declining-balance to straight-line.
- t: The asset was transferred.
- v: The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group = Active Assets

Include Assets that meet the following conditions:

Activity = currently A,I,K,L,M,N

Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 4, 2009 at 4:28 PM

Page 2

014 C & R Coal Company

Monthly Fixed Asset Report - GAAP Basis

For the period ended July 31, 2009

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000005	432	1979 Cat 988B Rubber Tire Loader 50W3557/50W1740	08/01/2008	SF	10 00	07/31/2009	30,000.00	0.00	0.00	30,000.00	1,250.00	1,750.00	0.00	3,000.00	27,000.00	
000006	402	1985 Cat 777A Off Road Haul Truck 84A01715	08/01/2008	SF	10 00	07/31/2009	45,000.00	0.00	0.00	45,000.00	1,875.00	2,625.00	0.00	4,500.00	40,500.00	
000007	403	1984 Cat777A Off Road Haul Truck 84A01414	08/01/2008	SF	10 00	07/31/2009	40,000.00	0.00	0.00	40,000.00	1,666.67	2,333.33	0.00	4,000.00	36,000.00	
000008	401	1981 Cat 777A Off Road Haul Truck 84A00843	08/01/2008	RV	01 04	07/31/2009	35,000.00	0.00	0.00	35,000.00	1,458.33	12,152.78	0.00	13,611.11	21,388.89	
000009	405	1980 Cat 777A Off Road Haul Truck 84A00781	08/01/2008	RV	01 04	07/31/2009	10,000.00	0.00	0.00	10,000.00	416.67	3,472.22	0.00	3,888.89	6,111.11	
~~000010~~	~~476~~	~~1963 Manitowoc 4500 Dragline 45685~~	~~08/01/2008~~	~~SF~~	~~10 00~~	~~07/31/2009~~	~~30,000.00~~	~~0.00~~	~~0.00~~	~~30,000.00~~	~~1,250.00~~	~~1,750.00~~	~~0.00~~	~~3,000.00~~	~~27,000.00~~	
000011	466	1990 Drilltech C45KL Blasthole Drill 731616	08/01/2008	SF	10 00	07/31/2009	67,500.00	0.00	0.00	67,500.00	2,812.50	3,937.50	0.00	6,750.00	60,750.00	
000012		1978 Jeffrey 45 Flex 300TH Portable Coal Crusher 12858	08/01/2008	SF	10 00	07/31/2009	45,000.00	0.00	0.00	45,000.00	1,875.00	2,625.00	0.00	4,500.00	40,500.00	
000013	407	1965 Mack R686ST Tandem Lube & Fuel Truck 1M2N179Y3FA096543	08/01/2008	SF	10 00	07/31/2009	21,000.00	0.00	0.00	21,000.00	875.00	1,225.00	0.00	2,100.00	18,900.00	
000014	410	1982 Mack Tandem Flatbed Truck w/water tank and steam cleaner	08/01/2008	SF	10 00	07/31/2009	5,000.00	0.00	0.00	5,000.00	208.33	291.66	0.00	499.99	4,500.01	
000015	406	Kaiser XM613 21/2 ton 6X6 Tandem Water Truck	08/01/2008	SF	10 00	07/31/2009	5,000.00	0.00	0.00	5,000.00	208.33	291.66	0.00	499.99	4,500.01	
G/L Asset Acct No = 16200-00-00-00-00							783,500.00	0.00	0.00	783,500.00	32,645.82	58,704.13	0.00	91,349.95	$ 692,150.05	
Less Remaining Values																
Net Total							783,500.00	0.00	0.00	783,500.00	32,645.82	58,704.13	0.00	91,349.95	$ 692,150.05	
G/L Asset Acct No = 16200-00-00-00-01																
000017	412	Used Cat 769C Water Truck	02/01/2009	SF	10 00	07/31/2009	0.00	131,729.17	0.00	131,729.17	0.00	6,586.45	0.00	6,586.45	$ 125,142.72	
000040	466	1990 Drilltech C45KL Blasthole Drill 731616 2009 REBUILD	06/01/2009	SF	10 00	07/31/2009	0.00	140,121.39	0.00	140,121.39	0.00	2,335.35	0.00	2,335.35	137,786.04	

August 4, 2009 at 4:37 PM

Page 2

014 C & R Coal Company

Monthly Fixed Asset Report - GAAP Basis

For the period ended July 31, 2009

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposals/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-01																
							0.00	271,850.56	0.00	271,850.56	0.00	8,921.80	0.00	8,921.80	$ 262,928.76	
Less Remaining Values																
Net Total							0.00	271,850.56	0.00	271,850.56	0.00	8,921.80	0.00	8,921.80	$ 262,928.76	
Grand Total							783,500.00	271,850.56	0.00	1,055,350.56	32,645.82	67,625.93	0.00	100,271.75	$ 955,078.81	
Less Remaining Values																
Net Grand Total							783,500.00	271,850.56	0.00	1,055,350.56	32,645.82	67,625.93	0.00	100,271.75	$ 955,078.81	

August 4, 2009 at 4:57 PM

Page 3

014 C & R Coal Company

Monthly Fixed Asset Report - GAAP Basis

For the period ended July 31, 2009

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposal/ Trans-Out	Ending Cost	Prior Accum Depr	Cur YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key

Report Assumptions

Report Name: Monthly Fixed Asset Summary - GAAP Basis
Source Report: Fixed Asset Summary

Calculation Assumptions:

Short Year: none
Include Sec 168 Allowance & Sec 179: Yes
Adjustment Convention: None

Key Codes:

- a: A depreciation adjustment amount is included in the reporting period.
- b: The asset's business-use percentage is less than 100%.
- d: The asset has been disposed.
- f: The asset has switched from a MACRS table calculation to the MACRS formula calculation.
- l: The asset's depreciation has been limited by luxury auto rules.
- m: The asset's depreciation was calculated using the mid-quarter convention.
- r: The asset's acquired value was reduced to arrive at the depreciable basis.
- s: The asset has switched from declining balance to a straight-line.
- t: The asset was transferred.
- v: The asset has switched to remaining value over remaining life due to ACE.

Group/Sorting Criteria:

Group = Active Assets
Include Assets that meet the following conditions:
Activity is currently A
Sorted by: G/L Asset Acct No (with subtotals), System No, Extension

August 4, 2009 at 4:37 PM

Page 4

004 Crittenden County Coal

Monthly Fixed Asset Summary - GAAP Basis

For the fiscal year ended December 31, 2009

Accumulated Depreciation displayed as of Current Thru Date.

Book = Internal

FYE Month = December

Sys No	Co	Description	In Svc Date	DM	Est Life	Thru Date	Beginning Cost	Acquisitions	Disposed/ Trans-Out	Ending Cost	Prior Accum Depr	Curr YTD Expense	Accum Disp/ Trans-Out	Total Accum Depr	Net Book Value	Key
G/L Asset Acct No = 16200-00-00-00-00																
000001		6' Water Pump	05/01/2007	SF	10 00	07/31/2009	5,830.00	0.00	0.00	5,830.00	971.67	340.08	0.00	1,311.75	$ 4,518.25	
000002		Light Plants (3 bats light towers and one IR light tower)	05/01/2007	SF	10 00	07/31/2009	9,010.00	0.00	0.00	9,010.00	1,501.67	525.58	0.00	2,027.25	6,982.75	
G/L Asset Acct No = 16200-00-00-00-00							14,840.00	0.00	0.00	14,840.00	2,473.34	865.66	0.00	3,339.00	$ 11,501.00	
Less Remaining Values																
Net Total							14,840.00	0.00	0.00	14,840.00	2,473.34	865.66	0.00	3,339.00	$ 11,501.00	
Grand Total							14,840.00	0.00	0.00	14,840.00	2,473.34	865.66	0.00	3,339.00	$ 11,501.00	
Less Remaining Values																
Net Grand Total							14,840.00	0.00	0.00	14,840.00	2,473.34	865.66	0.00	3,339.00	$ 11,501.00	

August 4, 2009 at 4:27 PM

Page 1

(XMCrittendenCotffyCoal ferity Rnd AmtSumtty-6MP Bail Hi Iwliutpii witlml Dwsrtur 31,2009 AccuTiulatadDepreda6OT(fi$pla}35afC«rTImi[ Book* Internal FYE Mb* “December SyiHo Co OmoMw ItSw ED tn m m m OtyMf tejttbni Ti«»at * -EnmQ Cat Met/tern D«r CttrYTO Tm<U Teutons I* MBk* “ Starts: ma MuM$tt«IMmiK»l$Kl7t:Yta ferQte ft DnliMMCMBi<HpMtt t 1teMMn«ciilailaitaBMMI;lmr)P«»nta. in TfciiMtiJMinwmEdMidMligfttBtfylpwiWHMBii. fin«Bg*|QMr Graf .Mm A«ii ildldlWMIVIflHllWHOlMQUmullK. Saw* Hi MM tacH»NiswUaUA 9y*n*.E*<**i

Schedule 2.1(b)(ii)
AT Coal Leases
1. See attached list of AT Coal Leases.

5

Schedule 2.1(b)(ti) 5Phoenix Coat Surface and Coal Leases Mine 5lessee/Assignee Lessor Type Date Comments and Recording Info Star Evergreen Mineral Co., inc. Peabody Development Company, LLC & Peabody Coal Company, LLC Surface Mining Rights 21-Nov-05 Star Evergreen Mineral Co., Inc. Peabody Development Company, LLC & Peabody Coal Company, LLC Partial Assignment of Mining Rights 30-Sep-OS Star Evergreen Mineral Co., Inc. Peabody Coal Company, LLC/Terteling Partial Assignment & Assumption of Leasehold Estate 30-Sep-05 Recorded at DB 514/531 Star Evergreen Mineral Co., Inc. Peabody Development Company, LLC/Terteling Partial Assignment & Assumption of Leasehold Estate 3Q-Sep-05 Recorded at DB 514/506 Vogue North Evergreen Mineral Co., Inc. Peabody Development Company, LLC & Peabody Coal Company, LLC Surface Mining Rights 21-NOV-05 Vogue North Evergreen Mineral Co., inc. Peabody Coal Company, LLC/Terteling Partial Assignment & Assumption of Leasehold Estate 30-Sep-05 Vogue North Evergreen Mineral Co., inc. Peabody Coal Company, LLC/Terteling Partial Assignment & Assumption of Leasehold Estate 3Q-Sep-05 Vogue North Evergreen Mineral Co., inc. Peabody Coal Company, LLC Surface Mining Rights 21-Nov-GS River Queen Evergreen Mineral Co., inc. Peabody Development Company, LLC & Peabody Coal Company, LLC Grant of Surface Mining Rights 21-Nov~05 Brier Creek Evergreen Mineral Co., . inc. Peabody Development Company, LLC & Peabody Coal Company, LLC Easement Agreement 21-Nov-OS Brier Creek Evergreen Mineral Co., Inc. Peabody Development Company, LLC Martha F. Rogers, widow; Martha R. Poulos & George Poufos, her husband; T.G. Rogers, Jr. & Jean M. Rogers, his wife; J.l. Rogers, Ml & Gloria Rogers, his wife; Partial Assignment and Assumption of Leasehold Estate 21-Nov-OS Rogers/Cherry Hill Evergreen Mineral Co., Inc. Sue R. Grable & William J. GrabEe, her husband Coai Mining Lease 30-Nov-65 Recorded at DB 252/343 Rogers/Cherry Hill Evergreen Mineral Co., Inc. Rogers Brothers Coai Mining Lease (amendment) 26-Oct~02 No confirmation on recording status Rogers/Cherry Hill Evergreen Mineral Co., Inc. Peabody Development Company, LLC Partial Assignment & Assumption of Leasehold Estate 21-NQV-G5 Sacramento (McLean) Evergreen Mineral Co., , Inc. Richard Reno & ieanette Reno, husband and wife Coal Mining Lease 2-Feb-96 Recorded at D8 135/4 Howard H. Revlett, Jr. & Elaine J. Reviett, h&w; Dora R. Harris; Larry E. Stewart & Sacramento (McLean) Evergreen Mineral Co., . inc. Virginia R, Stewart, h&w; Martha fay R. Anderson Coal Mining Lease 1-Jui~96 Sacramento (McLean) Evergreen Mineral Co., Inc. R. Douglas Wood and Sandra B. Wood, h&w James A. Wells and Connie Sue Wetis, his wife (99 Shamrock Dr., Madisonviiie, Coal Mining Lease l-Jut-96 Memos not recorded to keep private this leasehold area, until Thompson Creek Evergreen Mineral Co., , Inc. KY 42431) James A. Welis and Connie Sue Welis, his wife (99 Shamrock Dr., Madisonviiie, Surface & Coat 20-May-09 ready for permitting Memos not recorded to keep private this leasehold area, until Thompson Creek Evergreen Mineral Co., . Inc. KY 42431) Surface only 20-May-09 ready for permitting Thompson Creek Renfro Equipment Inc. Kevin Huh (3389 Shady Grove Rd., Clarksviite, TN 37043; Surface & mineral 26~Aug-05 Recorded at DB 517/29 Memos not recorded to keep private this leasehold area, until Thompson Creek Renfro Equipment Inc. Captain and Dana Inc. (515 Gishton Rd., Central City, KY 42330) Sublease Agreement to surface mine coal 21-Aug-07 ready for permitting Memos not recorded to keep private this leasehold area, until Thompson Creek Renfro Equipment inc. Captain and Dana Inc. (S15 Gishton Rd., Central City, KY 42330) Mineral lease agreement 2i-Aug-07 ready for permitting Memos not recorded to keep private this leasehold area, until ready for permitting; currently amending to include surface mineable coai; Lessors still have amendment documents in Covington Bandy Evergreen Mineral Co., , inc. Howard Covington, Mary Covington, Morris Bandy, and Carolyn Bandy Coal Lease Agreement (Underground only) 23-Jun-Q9 review at attorneys office Briar Hill/Radio Hili Evergreen Mineral Co., inc. Taimage G. Rogers et ai. (aka Rogers Bros) Surface Coal Lease 4-Dec-47 Briar Hill/Radio Hill Evergreen Mineral Co., , inc. J.L. Rogers Jr. etal. {aka Rogers Bros) Supplemental tease 8-Jan-57 Briar Hilt/Radio Hil) Evergreen Mineral Co., ,lnc. Taimage G. Rogers Jr. et al. (aka Rogers Bros) Extension of Lease 6-Dec-62 Briar Hill/Radio Hii Evergreen Mineral Co., , Inc. Martha F. Rogers, etal (aka Rogers Bros) Supplemental Lease l-Jan-66 Briar Hill/Radio Hill Evergreen Mineral Co., , Inc. Sentry Royalty Company Strip Coal Mining Lease 20-Oct-67 Short Form of Lease recorded at DB 261/22S Briar Hill/Radio Hili Evergreen Mineral Co., , Inc. AMAX Inc. release to Rogers Bros. Partial Release of Coal Mining Lease 23-Sep-86 Briar Hill/Radio Hil Evergreen Mineral Co., ,lnc. AMAX inc. assigns to Meadowlark, inc. Assignment & Assumption Agreement 27-Aug-87 Briar Hill/Radio Hil Evergreen Mineral Co., ,inc. Meadowiark, Inc. Surface & Mineral Lease Agreement 16-Nov-99 Memo recorded at DB 481/32 Briar Hill/Radio Hill Evergreen Mineral Co., , inc. Lynx, Inc. Assignment & Sublease Agreement 22~Jan-£l Briar Hill/Radio Hili Evergreen Mineral Co., , Inc. Meadowiark, Inc. Corrected Surface & Mineral Lease Agreement 5-Apr-01 Memo is recorded at DB 482/213 Briar Hiit/Radio Hili Evergreen Mineral Co., ,lnc. Meadowlark, Inc. Corrected Assignment & Sublease Agreement ll-Apr-01 Memo is recorded at DB 482/213 Briar Hill/Radio Hil! Evergreen Mineral Co., , inc. Meadowiark, inc. Corrected Memorandum of Assignment & Sublease Agreement 12-Apr-01 Not recorded; Notarized and copy in fife, but no “prepared by” Briar Hill/Radio Hili Evergreen Mineral Co., , inc. Lynx, Inc. Amendment to Assignment and Sublease Agreement I0~Qct-Gl section on this document Briar Hill/Radio Hili Evergreen Mineral Co., , Inc. Rogers Brothers Settlement St Access Agreement l~Sep-Gl Briar Hilt/Radio Hil; Evergreen Mineral Co., , inc. Meadowiark, Inc. Amendment No. 1 to Surface and Mineral Lease Agreement l-Jan-03 Not recorded; incomplete and only have faxed copy Briar Hill/Radio Hill Evergreen Mineral Co., ,lnc. Rogers Brothers Notice of Extension of Lease 25-Feb-04 Briar Hill/431 Evergreen Mineral Co., , Inc. Crescent Coal Company; Justin Potter & Vaiera Blatr Potter, his wife Royalty Agreement 3Q-Jul-55 In house; not sure if recorded Briar Hill/431 Evergreen Mineral Co., .Inc. Potter Grandchildren, LL.C. Modification of Agreement 4-Apr-01 This document was listed as a reference only; this option was never exercised within the given time period and therefore, Briar Htil/431 Evergreen Mineral Co., , Inc. Lexington Coal Company, LLC & its wholly owned subsidiary, LLC Kentucky, LLC Option for Surface and Mineral Lease and Sublease Agreement 7-Jun-06 lease is not valid. See valid lease below. Briar Hill/431 Evergreen Mineral Co., , inc. Lexington Coal Company, LLC & its wholiy owned subsidiary, LLC Kentucky, LLC William Thomas Dockins, individually, and as Sole Trustee f/b/o Karen Estelte Surface & Mineral Lease & Sublease Agreement 30-Jun-09 Not recorded; no “prepared by” section Back in Black Evergreen Mineral Co., , inc. Dockins; and Brenda Dockins, his wife Coal Mining Lease (coai only; no surface ownership) 29-Jun~Q9 Memos fully executed and will be recorded soon. Back In Black Evergreen Mineral Co., ,lnc. Florence Jane McPherson, and Virgil McPherson, her husbanc Coal Mining Lease (coal only; no surface ownership) 29-Jun~09 Memos fully executed and will be recorded soon. Back in Black Evergre

Mine Lessee/Assigneep Lessor Type Date Comments and Recording info Re-leasing after preliminary title showed Lessors had partial coal ownership in leased tracts; will record once new Geibel Evergreen Mineral Co., Inc. Lisa f-airchild & John Fairchild Hi (297 Baggett Ln., Greenville, KY 42345} Surface ONLY 5-Mar-09 documents are executed. H.C. Epley and Betty Epley, h&w James K. Putman & tlene A. Putman, Trustees of Geibel Evergreen Mineral Co., inc. the Putman Family Trust, Linnie Putman (widow) James K. Putman and ilene A. Putman, Trustees of the Putman Family Trust; Surfaces Minerals 7~Nov-05 Geibel Evergreen Mineral Co., inc. Unnie Putman; Sondra Epiey; Kevin Epley & Melissa Epley, his wife James K. Putman and flene A. Putman, Trustees of the Putman Family Trust dayed 09/08/1999; Linnie E. Putman, a widow; Sondra C. Epley, a single woman; Amendment/Term Extension and Renewal Agreement (#1) 18-Jan-Q8 Ail documents are fully executed an in-house; however, the orignal lease and 1st amendment were poorly executed by Midsouth Energy; likewise, we do not want to disclose these Geibel Evergreen Mineral Co., inc. Kevin Epley & Melissa Epiey, his wife Amendment to Lease (#2) l~Jul~09 royalty terms to the public and no memo was executed w/ Geibel Evergreen Mineral Co., Inc. Midsouth Energy, Inc. Assignment of Coal Lease 2G~iui-09 Lessors and Midsouth Energy KO Phoenix Coal Corporation Claude W. Lee & Alicetine Lee, his wife Surface & Minerals 7-Aug-09 Memo recorded at DB 543/956 KO phoenix Coat Corporation Tom Eubanks (2378 S.R. 189 South, Greenville, KY 42345; Surface & Minerals 31-May~07 pjeetj to execute memos of lease on these two leases and have them recorded. Al! other leases, with the exception of Simms KO Phoenix Coat Corporation Jeffrey L. Eubanks (196 Luzeme-Depoy Rd., Greenville, KY 42345) Donald R. Lear & Judy Lear, his wife (2615 Greens Chapel Rd., White Plains, KY Surface & Minerals 31-May-Q7 tease, have had memos recorded. KO Phoenix Coal Corporation 42464) (l/4th interest) Ella J. Winn & Donald Wtnn, her husband (11734 State Route 175 South, Surface & Minerals 12-Sep-£5 KO Phoenix Coal Corporation Greenville, KY 42345) (l/8th interest) Martha L Blass (11650 State Route 175 South, Greenville, KY 42345} (l/8th Surface & Minerals 12-Sep-05 KO phoenix Coal Corporation interest) Fiowel (William R.) King (12055 State Route 175 South, Greenvilie, KY 42345) Surface & Minerals 12-Sep-05 KO Phoenix Coal Corporation (l/8th interest) Surfaces Minerals 12~5ep-05 KO Phoenix Coal Corporation Ruby M. Smith (4899 State Route 70 E, Drakesboro, KY 42337) (l/8th interest) William L Lear & Sadie L. Lear, his wife (5993 Hatchett Mill, Spottsvilfe, KY Surface & Minerals 12~Sep-05 KO Phoenix Coai Corporation 42458} (l/Sth interest) Herbert W. Lear & Ilene L Lear, his wife (11903 State Route 175 South, Surface & Minerals 12-5ep-05 KO Phoenix Coal Corporation Greenville, KY 42345) (l/8th interest) Surface & Minerals 2Q~Aug-G5 Need to execute memo of lease and have it recorded. All other leases, with the exception of Eubanks leases, have had memos KO Phoenix Coal Corporation Jon Simms & Crystal Simms (565 Kennedy Rd., Greenville, KY 42345) Surface & Minerals 9-Oct-06 recorded. KO Phoenix Coal Corporation Loren R. Lee & Kay Lee, his wife (193 Stoneybrook Dr., Greenwood, IN 46142) Surfaces Minerals 6-Mar~06 KO Phoenix Coal Corporation Donald Lee & Ellen Lee, his wife (929 S. 250 W., Hebron, IN 46341 Surface & Minerals 30-Aug-05 Geibel Lumber Co., Lydia Geibel by Jon Geibel, POA and Jon Geibel, Agent for the Geibel Renfro Equipment inc. Geibel Family (P.O. Box 200, Greenville, KY 42345) Geibel Lumber Co., James Tardio, Executor of the Estate of Lydia Geibel, and Jor Surface t 24-Aug-05 Lease recorded at DB 517/35 Amends 08/24/2005 lease; no “prepared by” section; not Geibel Renfro Equipment Inc. Geibel, Agent for the Geibel Family {P.O. Box 200, Greenville, KY 42345) Richard T. Williams & Tonya L Williams, his wife (631 Pallet Mill Rd., Greenville, Amendment to Lease/Sublease Agreement ll-Nov-08 recorded Geibel Renfro Equipment Inc. KY 42345} Gerald A. tiles & Judith Ann Liles, his wife (69 Shady Acres Ln., Greenville, KY Surface 25~Jun~G7 One document; only have a copy in lease file and believed to Geibel Renfro Equipment Inc. 42345) Surface 3-Aug-06 be recorded but no confirmation; no “prepared by” section on Geibel Renfro Equipment inc. Joseph P. Liles (3111 4th St., Apt. 320, Santa Monica, CA 90405! Gerald A. Liles & Judith Ann Sites, his wife (69 Shady Acres Ln., Greenville, KY Surface 3~Aug-06 this document; One document; only have a copy in lease file and believed to Geibel Renfro Equipment inc. 42345) Surface & Minerals 13-Sep-06 be recorded but no confirmation; no “prepared by” section on Geibel Renfro Equipment Inc. Joseph P. Liles (31114th St., Apt. 320, Santa Monica, CA 90405; Surface & Minerals 13-Sep-06 this document; No “prepared by” section, but believed to be recorded; Geibel Renfro Equipment Inc. James H. Edwards (1266 S.R. 831, Greenville, KY 42345} Surface 7-Sep-06 however, no confirmation on recording No “prepared by” section, but believed to be recorded; Jessup Renfro Equipment Inc. Terry Adkins (737 Blame St., Sand Coulee, MT 59472) Surface & Minerals 2-Dec-05 however, no confirmation on recording No “prepared by” section, but believed to be recorded; Jessup Renfro Equipment Inc. Hilltop Haven, Inc. (P.O. Box 726, Burkesville, KY 42717} (Alma Jessup-President) Surface and Minerals 30-May-01 however, no confirmation on recording Short Form Memo of Lease recorded at DB 543/396; original lease was 38 pgs and incorrectly leased Anna Lorainne Cundiff as Lessor (should have been George Rudy Cundiff & wf); Memo corrected this and reaffirmed leasehold interest in R & L Winn Back in Black R&L Winn, inc. Anna Loraine Cundiff, an individual Surface and Coal 28-Feb-Q8 (Purvis Tract-92 ac) Recorded at DB 521/74 & re-recorded at DB 521/237 (Jamison Back in Black R&L Winn, Inc. Anna Loraine Cundiff, an individual Surface and Coai 7-Jun-06 Tract-144.093 ac} Recorded at DB 521/68 & re-recorded at DB 521/227 Back in Black R&L Wtnn, Inc. Anna Loraine Cundiff, an individual Surface Lease only 7~Jun-06 (Kirkpatrtck/Beech Creek Tract-103 ac) Lease in-house but no confirmation available on recording Back in Black R&L Winn, Inc. Kirkpatrick-Beech Creek Mining Surface and Coal 10-Sep-01 status (Kirkpatrick/Beech Creek Tract-103 ac) Back in Black R&l Wtnn, Inc. C&R Coal Company, inc. Sublease Agreement 20-Oct-06 In house document and was not recorded Back in Black R&L Winn, Inc. Tom McDonald Heirs etal. Surface & Coal (reclamation only) 15-Apr~G3 Back in Black R&L Winn, Inc. Tom McDonald Heirs etal. (Billy & Patsy Kirtley) Surface & Coai (reclamation only) 31-Juf-04

Mine Lessee/Assignee Lessor Type Date Comments and Recording Info Lease in-house but no confirmation available on recording Back in Black R&L Winn, Inc. Bobby Dukes & Jonnie Dukes, h&w {see notes for original Lessor information) Sublease Agreement 23-Qct-03 status Back in Black R&L Winn, Inc. John Wesley Horn, single Surface Mining Lease Agreement 24-May-06 Back in Black R&L Winn, Inc. Marjorie Dukes, unmarried Surface Mining Lease Agreement 23-Oct-03 Lease in-house but no confirmation available on recording Back in Black R&L Winn, inc. Glendell Horn and Martha Horn, h&w Surface Mining Lease Agreement 8-Dec~03 status Back in Black R&L Winn, Inc. Kenneth R. Dukes, unmarried Surface Mining Lease Agreement 13~Jan-G4 Back in Black R&t Winn, Inc. Bobby Dukes and Jonnie Dukes, his wife Surface Mining Lease Agreement 23-Oct-Q3 Rose France R&L Winn, Inc. Shirley A. Adler (SS# XXX~XX~6237) Roger A. France (SS# XXX-XX-5217) & Ellen L. France (SS# XXX-XX-2104); Ellen Surface Lease Option 26-Mar-08 Rose France R&L Winn, Inc. France signed, but not listed as Lessor at front of lease John K. Vaught, a/k/a Kenny Vaught & Lisa Michelle Vaught, his wife (1704 S.R. Surface Lease Option ll-Jan-08 Vaught R&L Winn, Inc. 1379, Central City, KY 42330} Martha Rodgers Haas, Trustee of the Martha Rogers Haas 1996 Revocable Trust Talmage G. Rogers, Jr. & Jean M. Rogers, his wife; James L. Rogers, III Surface 4~Nov~08 Vaught R&L Winn, inc. Testamentary Trustee under the Will of James L. Rogers jr. Coal Mining Lease Agreement 17-JUI-06 R&L Winn; Back in Black R&L Winn, Inc. W. Edwin Bandy and Exie Bandy, h&w Surface Mining Lease Agreement 22-Dee-G3 Legal not plottable R&L Winn; Back in Black R&L Winn, fnc. W. Edwin Bandy and Exie Bandy, h&w Surface Mining Lease Agreement 22~Dec~G3 Glendell R. Horn Property (surface) R&L Winn; Sack in Black Phoenix Coal Corporation Rudy Cundiff, an individual Memorandum/amendment 27-Sep~Q6 reference, coal lease should be Exhibit B J Rogers & R&6 Leasing assign interest to R L Winn for both Rose-France & Vaught R&L Winn, inc. R&G Leasing, LLC amd Jonathan L Rogers 31-Jul-G8 Rose-France and Vaught Rogers/Cherry Hill Ayrshire Collieries Corp. Martha F. Rogers, widow; Martha R. Poulos & George Poulos, her husband; T.G. Coal Mining Lease 11/30/1965 1/1/1986 (renewed *05) reference to Peabody Development Reserves Rogers, Jr. & Jean M. Rogers, his wife; J.L Rogers, 111 & Gloria Rogers, his wife; Sue R. Grable & William J. Grable, her husband (effective 01/01/1966} Company on 10/26/2005 extended this tease to 01/01/2019 (DB unknown-unrecorded); assignment of #11 & #12 coal to Charoiais at DB 516/34

Schedule 2.1(b)(iii)
Real Property Rights
1. See attached list of real property rights.
2. Reference is made to the Fleeting Rights Agreements with each of Doug and Norma Everly and James and Sue Markwell, as more particularly described on the attachment to Schedule 2.1(b)(vii), which are incorporated by reference in this Schedule 2.1(b)(iii).

6

Schedule 2.1(b)(iii)

County	Description
Muhlenberg County KY	Cleaton Shop Property: DB 541/363 — Deed of Conveyance dated 02/05/2009 between Jackie L. Brewer and Cathy L. Brewer, as Co-Trustees of the Jackie L. and Cathy L. Brewer Trust, U.T.D. March 3, 2004 to Phoenix Coal Company; 5.001 acres located on Hwy. 1380 (also known as the Cleaton Cut-off Road);

Brier Creek Property: DB 516/1 — Deed of Conveyance dated 11/21/2005 between Peabody Development Company, LLC (Grantor) AND Charolais Corporation (Grantee). All of the Grantor’s right title and interest in the surface estate only on the following: 100% ownership in 497 acres and 50% ownership in 91 acres, as shown on Exhibit A as Brier Creek #11 Ug., and further described in Exhibit B by legal description. Further assigned to Evergreen Minerals from Charolais Corporation dated 01/01/2007 as shown in our Closing Documents and recorded in DB 525/1;

Brier Creek Property: DB 515/790 — Deed of Conveyance dated 11/21/2005 between Peabody Development Company, LLC & Peabody Coal Company, LLC (Grantors) AND Charolais Corporation (Grantee). Brier Creek — #11 Seam Only — as conveyed in DB 398/37 as follows: 1/2 interest in the #11 in the following tracts: 61 ac & 109 poles & 12 ac & 16 poles +/-, less 50.25 ac, 35 ac, 5.06 ac, and 2 ac & 22 poles; T5-117 ac +/-; T16- 5.06 ac +/-; T19- 50 ac +/-; T21- 372 ac +/-; 3 ac +/-; Further assigned to Evergreen Minerals from Charolais Corporation dated 01/01/2007 as shown in our Closing Documents and recorded in DB 525/1 in Muhlenberg Co KY

Brier Creek Property: DB 516/391 — Deed of Confirmation (and Correction): Dated 12/14/2005 between Peabody Development Company, LLC & Peabody Coal Company, LLC (Grantors) AND Charolais Corporation (Grantee). Brier Creek — #11 Seam Only — as conveyed in DB 398/37 as follows: 1/2 interest in the #11 in the following tracts: 61 ac & 109 poles & 12 ac & 16 poles +/-, less 50.25 ac, 35 ac, 5.06 ac, and 2 ac & 22 poles; T5-117 ac +/-; T16- 5.06 ac +/-; T19- 50 ac +/-; T21- 372 ac +/-; 3 ac +/-; Further assigned to Evergreen Minerals from Charolais Corporation dated 01/01/2007 as shown in our Closing Documents and recorded in DB 525/1 in Muhlenberg Co KY

River Queen Property: DB 515/790 — Deed of Conveyance: Dated 11/21/2005 between Peabody Development Company, LLC & Peabody Coal Company, LLC (Grantors) AND Charolais Corporation (Grantee). All of Grantor’s right title and interest in all of the coal and coal mining rights and privileges in and to the following lands: River Queen Area — #11 & #12 Seams Only — as conveyed in DB 398/37 as follows: Only that portion of the following described property that lies south of a point 50, from the centerline on the ROW of the River Queen RR and only that portion of the same property lying north of the north ROW of U.S. Hwy. 70: 65 ac +/- Note: Deed of Confirmation & Correction found at DB 516/391, amending legal for River Queen; Further assigned to Evergreen Minerals from Charolais Corporation dated 01/01/2007 as shown in our Closing Documents and recorded in DB 525/1 in Muhlenberg Co KY

River Queen Property: DB 516/391 — Deed of Confirmation (and Correction): Dated 12/14/2005 between Peabody Development Company, LLC & Peabody Coal Company, LLC (Grantors) AND Charolais Corporation (Grantee). River Queen Area — #11 & #12 Seams Only — as conveyed in DB 398/37 as follows: Only that portion of the following described properties that lies south of a point 50, from the centerline on the ROW of the River Queen RR and only that portion of the same property lying north of the north ROW of U.S. Hwy. 70: Tract1: 65 ac +/-; Tract 4 (Designated as N-23): 59.5 ac +/-; Further assigned to Evergreen Minerals from Charolais Corporation dated 01/01/2007 as shown in our Closing Documents and recorded in DB 525/1 in Muhlenberg Co KY

Vogue North Property: DB 516/391 — Deed of Confirmation (and Correction): Dated 12/14/2005 between Peabody Development Company, LLC & Peabody Coal Company, LLC (Grantors) AND Charolais Corporation (Grantee). An undivided 1/2 interest in the following: 263 acres +/-; Was originally supposed to be conveyed in DB 515/790, but was erroneously omitted from that deed, so it was conveyed in this deed.

River Queen	Evergreen Mineral Co. Inc. Deed of Conveyance (Coal Mining Rights) Nov 12, 1995 Peabody Development Company, LLC & Peabody Coal Company, LLC

River Queen	Evergreen Mineral Co., Inc. Deed of Confirmation (and Correction) 12/14/2005 Peabody Development Company, LLC & Peabody Coal Company, LLC

Brier Creek	Evergreen Mineral Co., Inc. Deed of Conveyance (coal mining rights) 11/21/2005 Peabody Development Company, LLC & Peabody Coal Company, LLC

Brier Creek	Evergreen Mineral Co., Inc. Deed of Conveyance (coal mining rights) 11/21/2005 Peabody Development Company, LLC

Brier Creek	Evergreen Mineral Co., Inc. Deed of Confirmation (and Correction) 12/14/2005 Peabody Development Company, LLC & Peabody Coal Company, LLC

McLean County KY	Island Dock Property: 56.691 ac +/- as shown in DB 172/310 in closing documents; dated 01/01/2007 from Charolais Corporation to Phoenix Coal Processing Co., LLC;

Island Dock Property: 15.92 ac +/- as shown in DB 172/304 in closing documents; dated 01/01/2007 from Donald & Betty Bowles, h&w to Phoenix Coal Processing Co., LLC;

Island Dock Property: Assignment of Powerline Easement as shown in DB 172/324 in closing documents; dated 01/01/2007 from Charolais Corporation to Phoenix Coal Processing Co., LLC;

Island Dock Property: Assignment of Fleeting Rights as shown in DB 172/328 in closing documents; dated 01/01/2007 from Charolais Corporation to Phoenix Coal Processing Co., LLC.

Schedule 2.1(b)(iv)
AT Other Leases
1. See attached list of AT Other Leases.

7

AT Other Leases TypDotlmm Lessor lassM Term Lass* Date Renewal Data Gross Acres Notas Tenant — Rentier Lab Chatharine Fowler Carol Brown Uiry Brown Mary&reenwatt Oarreft Qmmmak DawdCrow* ftaglna Crowe Phoenix Coat Prootiiing 3yn l-Jul-07 1-Jul-1G EtuMnj & sa acres SCQ-DQ/month Tenant — Rent for Office Ron Sanders Phoenix Coat Corporation 1 yr* Htto renwttal l-Jan-07 Baiting office spates 460000/1*100*

Schedule 2.1(b)(v)
AT Coal Sales Agreements
1. See attached list of AT Coal Sales Agreements.

8

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule 2.1 (b) (v) AT Coai Sales Agreements Original Contract Date Contract Amendment Date (if applicable) Termination Date Seller Buyer 12/31/2007 12/31/2011 Phoenix Coal Corporation and Charolais Coal Sales, LLC Western Kentucky Energy Corp. 3/1/2006 12/31/2009 R & L Winn, Inc. Western Kentucky Energy Corp. and WKE Station Two Inc. 9/5/2007 7/28/2009 12/31/2012 Charolais Coal Sales, LLC Duke Energy Kentucky, Inc. 1/1/2008 2/27/2009 12/31/2009 Phoenix Coal Corporation Duke Energy Ohio, Inc. I 8/1/2007 1/1/2009 12/31/2010 Phoenix Coal Corporation and Charolais Coal Sales, LLC Kentucky Utilities Company i 1/1/2007 12/31/2010 Charolais Coal Sales, LLC, Charolais Coal No. 1, LLC, and Charolais Coal Resources, LLC Louisville Gas & Electric Company and Kentucky Utilities Company

Schedule 2.1(b)(vi)
AT Coal Purchase Agreements
1. See attached list of AT Coal Purchase Agreements.

9

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule 2.1 (b) (vi) AT Coal Purchase Agreements Original Contract Date Contract Amendment Date Termination Date Seller Purchaser 11/30/2007 7/6/2009 Life of Covol Reserves Covol Fuels No. 2, LLC Charolais Coal Sales, LLC 6/23/2009 12/31/09, extension available to 12/31/10 The American Coal Company Charolais Coal Sales, LLC

Schedule 2.1(b)(vii)
AT Other Contracts
1. See attached list of AT Other Contracts.
2. Reference is made to Item 2 on Schedule 4.7(e) relating to the Option for Purchase of Surface Rights, which is incorporated by reference in this Schedule 2.1(b)(vii).
3. The following agreements shall also be AT Other Contracts:
     (a) Coal Representation Agreement dated March 30, 2006, by and between Edmonson Fuels, LLC and R&L Winn, Inc.
     (b) Overriding Royalty Agreement dated August 26, 2005, by and between Edge River Farms, LLC and Renfro Equipment, Inc.
     (c) Overriding Royalty Agreement dated July 31, 2008, by and among R&L Winn, Inc., Randy Garris and Jonathan L. Rogers.
     (d) Overriding Royalty Agreement dated July 31, 2008, by and among C&R Coal, Inc., Howard Covington and Jonathan L. Rogers (which is also referenced on Schedule 2.1(c)(vi)).
     (e) Cooperative Agreement, dated May 27, 2009, between the Department of Highways, Transportation Cabinet, Commonwealth of Kentucky and Phoenix Coal Corporation.

10

Oxford Mining Company, LLC, Phoenix Coai Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule 2.1 (b) (vii) AT Other Contracts Original Contract Date Termination Date Phoenix Party Second Party Description 10/31/2007 10/31/2012 Phoenix Coal Processing, LLC Doug Everly and Norma Everly Fleeting Rights Agreement at Island Dock — Additional space for barge fleeting at dock 9/12/1995 Until dock is no longer used Phoenix Coal Processing, LLC James Markwell and Sue Markwell Fleeting Rights Agreement at Island Dock — monthly wheelage paid of $0.05 per ton of coal loaded at dock 1/1/2008 12/31/2010- automatically renewing for 1 year terms, unless terminated Phoenix Coal Corp. Heritage Petroleum LLC Diesel Fuel Supply Agreement 2/27/2009 02/27/2010-month to month thereafter, unless terminated Phoenix Coal Corp. Allied Security LLC Security Service Agreement 4/15/2009 10/15/2009 Phoenix Coal Corp. John Hedges Independent Contractor Agreement -Landman Services Heritage Petroleum Fuel Purchase Contracts, entered into with Phoenl Ix Coal Corporation Description Contract Dates Gallons Rate per Gallon Heritage Contract 1 AUG — DEC 2009 210,000 $ 3.2080 Heritage Contract 2 # 111808 (ULS Dyed) AUG — DEC 2009 420,000 2.2660 Heritage Contract 7 AUG — DEC 2009 420,000 1.6600 Heritage Contract 1 JAN-MAR 2010 126,000 1.8980 Heritage Contract 2 JAN 2010 42,000 2.2620 Heritage Contract 2 FEB2010 42,000 2.2700 Heritage Contract 2 MAR 2010 42,000 2.2890 Heritage Contract 2 APR 2010 42,000 2.3150 Heritage Contract 2 MAY 2010 42,000 2.2900 Heritage Contract 2 JUN2010 42,000 2.3420 Heritage Contract 3 APR 2010 42,000 2.3300 Heritage Contract 3 MAY 2010 42,000 2.3390 Heritage Contract 3 JUN2010 42,000 2.3490 Heritage Contract 4 JAN 2010 42,000 2.1350 Heritage Contract 4 FEB 2010 42,000 2.1740 Heritage Contract 4 MAR 2010 42,000 2.1790 Heritage Contract 4 APR 2010 42,000 2.2360 Heritage Contract 4 MAY 2010 42,000 2.2450 Heritage Contract 4 JUN2010 42,000 2.2590 Heritage Contract 4 JUL2010 42,000 2.3080 Heritage Contract 4 AUG 2010 42,000 2.2950 Heritage Contract 4 SEP 2010 42,000 2.3390 Heritage Contract 4 OCT2010 42,000 Z3200 Heritage Contract 4 NOV2010 42,000 2.3320 Heritage Contract 4 DEC 2010 42,000 2.3380 Heritage Contract 5 JUL2010 42,000 2.1750 Heritage Contract 5 AUG 2010 42,000 2.2030 Heritage Contract 5 SEP 2010 42,000 2.2280 Heritage Contract 5 OCT2010 42,000 2.2320 Heritage Contract 5 NOV-DEC2010 84,000 2.2430

Schedule 2.1(b)(viii)
AT Governmental Authorizations
1. See attached lists of AT Governmental Authorizations.
2. Work-in-process with respect to all AT Governmental Authorizations which are being or are planned to be secured with respect to the Surface Mining Business as conducted by the Phoenix Group Entities.

11

DSMRE & KPDES Permit Information SCh.dulll2.1(bl(vil~ DSMRE f!l!!!II Stale ,”,ploye. Coal Severan” Company Name Pmyloys Pad No Plumll NI!mbor l!!!W ~ E2lPlratfon DatI ~ EffeW.. [)ate Stat! File No. ~ QJ1I ~ lncorpOQlled l!il!!l. :w.ti9. Ken 669-0112 889-01:14 Iv:AAio 012964 10l3I2011 15-18134 9/1112002 18367 ·1 0904-5-001 li:l3l2009 KYG046704 61 ·1332297 62664 889-0112 66ll-0134Al Activo 012954 10l3I2011 15-18134 9/1112002 18367 ·1 lJII04.S.OOl 112312009 KYG045704 61 ·1332297 62664 Ken 669-0112 889-01:w.2 Iv:AAio 012954 101312011 15-18134 9/1112002 18367 ·1 0904-$-001 li:l3l2OO9 KYG045704 61 ·1332297 62664 869-0112 889-0134A3 Prolim 01 10l3I2011 16018134 9/1112002 7 · lJII04.S.OO1 112312009 KYG045704 61 ·1332297 82664 Kentu 889-0127 889-0136 Iv:AAio 013506 111l512011 16018622 3/1 O9()4.S.O()t 211312009 KYG045755 61 ·1 394 63102 669-0127 135Al Activo 01350S 1115121111 1601 3/1 1&430-1 0904-S-009 1312009 KYG045755 61 ·1332394 63102 Kent. 889-0127 66ll-0135A2 Activo 01350S 111112011 16018622 3/1J2003 O9()4.S.O()t 2/1312009 G0457 61 ·1332394 63102 l&Il,’ ‘I:C6l1I ‘·“lne: ;...: 5~W Hiii:. ~i1ij Ken ...·tln D” • UU iil 889-0149 Prelim 013240 61 ·1387393 62997 Kentu 889-0153 P10Ilm 01 61 ·1 7383 99 Renfro E u mentlnc.. Ken JUIU ine 889-0116 889-01<16 Activo 012752 61612010 15-1ll905 811___16613.1 ~ lJ29121lO9 G045525 31 ·1539559 63092 Renfro E nllne. Kent. eos. ine 669-0116 869-01461\1 Activo 012152 61612010 15-18905 12005 1661ll.1 ~ 112912009 KYG045a25 31 ·1 63062 Kenlu<l< 66W116 146A2 Activo 012752 61612010 1601ll905 811___16613.1 lJli04-S.OO2 1129i:lOO9 KYG045625 31-1639559 63062

404 & 401 Permit Information Schedule 2.1 (b)(vill) DSMRE USACOE Water Quality Company Nam. Pennlt Number permit 10 Effective Date permit IP Effective Date 889-0134 N1A 889-0134A2 1213112009 889-{)134A2-WOG-1 1211512008 889 ·0134A3 LRL2oo81437 889-{)134A3-waC-1 andin 889-0135 NlA N1A 889-o135A1 LRl.2oo5-125 11/1/2005 N1A 889-0135A2 lRL-2oo8-309 1/3012009 889-0135-waG-1 1212312008

Air Quality Permit Information Schedule 2.1 (b)(viii) AQ Company Name Permit Number Effective Date Expiratalon Date Schoate Mining Co., LLC Briar Hill — crushin S-07-023 21212007 21212017 Schoate Mining Co., LLC Briar Hill — washin S-07-o24 21212007 21212017 Schoate Mining Co., LLC Briar Hill — washing 8-07-060 91912004 2/212014

Extended Weight Program — Road Bonds Schedule 2. 1(b)(viii) Bond # Permit # Route County 1m! Begin End BondAmt 88850240 02-089175189-08 Hwy 175 Muhlenberg road 0 1.1 $200.000 88850240 02-089175189-08 Hwy 189 Muhlenberg bridge 5.38 88850240 02-089175189-08 Hwy 189 Muhlenberg bridge 9.987 88850240 02-089175189-08 Hwy 189 Muhlenberg bridge 10.174 88850240 02-089175189-08 Hwy 189 Muhlenberg bridge 11.042 88850240 02-089175189-08 Hwy 189 Muhlenberg bridge 11.373 1208979 02-0621752693-09 US62 Muhlenberg road 8.78 3.178 $ 300.000 1208979 02-0621752693-09 Hwy 175 MUhlenberg road 5.804 6.281 1208979 02-0621752693-09 Hwy 2693 MUhlenberg road 0 0.56 1208979 02-0621752693-09 US 62 Muhlenberg bridge 3.677 1208979 02-0621752693-09 US62 Muhlenberg bridge 4.702 1208979 02-0621752693-09 US 62 Muhlenberg bridge 4.865 1208979 02-0621752693-09 US 62 Muhlenberg bridge 5.402 1208979 02-0621752693-09 Hwy 175 Muhlenberg bridge 6.259 88850239 02-043150331-2008 US 431 McClean road 2.8 11.573 $200,000 88850239 02-043150331-2008 US 431 McClean road 0 12.451 88850239 02-043150331-2008 US 60 8P Davies road 0 0.7 88850239 02-043150331-2008 US 60 Davies road 10.179 10.615 88850239 02-043150331-2008 Hwy 331 Davies road 0 1.555

Schedule 2.1(b)(x)
AT Technology Assets
1. See attached list of AT Technology Assets, but excluding any AT Technology Asset utilized by employees at their work stations (and in some cases elsewhere as well) who will remain employees of the Remaining Phoenix Entities after the Closing. In this regard, to the extent that (i) any Phoenix Group Entity is a party to any software license agreement and (ii) software licenses derived from any such software license agreement are applicable to software installed on both computers constituting AT Assets and computers that will remain with employees of the Remaining Phoenix Entities after the Closing, the Sellers shall use their best reasonable efforts to ensure that such software licenses remain applicable to, and in full force and effect for, the software on such computers constituting AT Assets following the Closing.

12

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC
Acquisition Agreement Schedule
Schedule 2.1 (b) (x)
AT Technology Assets

Software Licenses	Renewal Date
Microsoft Small Business Server 2003 (45 user licenses)
Software assurance Server and 5 user licenses	8/31/2010
Software assurance and 10 user licenses	8/31/2010
Software assurance and 20 user licenses	9/30/2010
Software assurance and 10 user licenses	2/28/2011

MAS90	15 licenses
FRx	4 licenses
F9	5 licenses
FAS	3 licenses
Coal Software and Systems, Inc.	V6.0.123	Only utilizing scale and coal tracking modules
AutoCAD 2006 344-10085946
SurvCad 2006 1572991-4F27ACO-65481-XXXXX
AutoCAD 2008 347-34026750
AutoCAD 2008 347-34026552
HP Designjet 4000/4500 Plotter, Model # Q1273A, Serial No. SG6AQH900G
IT Support Contracts

On April 27, 2009, Phoenix Coal Corporation executed an On-site Support Contract with Keller Schroeder and Associates to provide monthly network administration and support through December 31, 2009. Cost is based on time and materials, estimated at $800 per month. Phoenix can terminate the contract “if expectations are not being met or other circumstances require the termination of contract”.
Technology Hardware
Primary technology hardware consists of:
Dell PowerEdge 1800 Server — Main Data and Application Server
Purchase Date:       8/7/2006
Original Warranty Expires:       8/6/2009
Backup Tape Drive
80gb Hard drives (3 ea)
3.0 Ghz Processor
Cd Rom read/write
2gb In line Memory Originally
15” Flat Panel Monitor
UPGRADES
250gb Harddrives (3 ea) to be installed third quarter 2009
Added 2gb additional memory (maximum capacity)
Warranty Extended-Expires:       8/7/2011
Dell PowerEdge SC1420 Server—Terminal Server
Purchase Date:       8/8/2006
Original Warranty Expires:       8/7/2009
80gb Hard drive (1 ea)
3.0 Ghz Processor
Cd Rom Read/write

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC
Acquisition Agreement Schedule
Schedule 2.1 (b) (x)
AT Technology Assets
1gb In Line Memory
UPGRADES
Warranty Extended—Expires:       8/8/2011
Other Peripherals and Workstations
LS500 gl Buffalo Link Station Pro 500 gb data backup drive (2 ea)
Smart UPS 1500 Uninterrupted Power Supply (2ea)
Netopia Router (Bell South)
LinkSys WRT54G Wireless G Router with Switch
Dell 2324 PowerConnect 24 port Switch-10/100 + 2ea 10/10/1000 ports
Dell 2216 PowerConnect 16 port Switch—1 0/1 00
Dell 5448 PowerConnect 48 port Switch—10/100/1000
Zonet ZFS3008P 10/100 8 port switches (3 ea)
Approximately 25 Dell workstations/notebooks
3 Hewlett Packard network printers

Schedule 2.1(b)(xii)
Other Assets
1. Only to the extent assignable (or to the extent they reside in a Phoenix Reorganization Entity which is an Acquired Phoenix Entity) and relating to the AT Assets or AT Liabilities, all contractual rights (but not obligations, other than the obligations set forth on Schedule 2.1(c)(vi)) of the Phoenix Reorganization Entities under the following and all documents executed pursuant thereto and/or in connection therewith:
     (a) Stock Purchase Agreement dated April 8, 2006, by and among Phoenix Coal Corporation, Evergreen Mineral Co., Inc., Old Liberty Equipment Co., Inc., P. Ron Siler and Emma Siler;
     (b) Stock Purchase Agreement dated July 6, 2006, by and among Phoenix Coal Corporation, R&L Winn, Inc. and Randy Winn;
     (c) Asset Purchase Agreement dated July 14, 2006, by and among Phoenix Coal Corporation, Pennyrile Coal Co., Inc., Black Diamond Resources, Inc., Cardinal River Resources, Inc., No. 1 Contractor, Inc., K.O. Mining Co., Inc., Kenneth O. Taylor, Jr., Kenwyn Riddle, Estate of Kenneth O. Taylor, Estate of Dorothy Taylor and Tama Taylor;
     (d) Asset and Purchase Agreement dated November 17, 2006, by and among Phoenix Coal Corporation, Charolais Corporation, Charolais Coal No. 1 LLC, Charolais Coal Resources LLC, Mark Energy, Inc., Mark One, Inc., and Donald Bowles;
     (e) Stock Purchase Agreement dated July 29, 2008, by and among R&L Winn, Inc., C&R Coal, Inc., Howard Covington and Jonathan L. Rogers;
     (f) Stock Purchase Agreement dated July 31, 2008, by and among Phoenix Coal Corporation, Stuart K. Renfro and Robin R. Renfro;
     (g) Noncompetition Agreement, dated July 31, 2008, between R&L Winn, Inc. and Jonathan L. Rogers;
     (h) Non-Competition Agreement, dated January 1, 2007, between Phoenix Coal Corporation and Donald Bowles;
     (i) Non-Competition Agreement dated July 31, 2008, by and among Phoenix Coal Corporation, Stuart K. Renfro and Robin R. Renfro;
     (j) Non-Competition Agreement dated June 8, 2006, by and among Phoenix Coal Corporation, P. Ron Siler and Emma Siler;
     (k) Employment Agreement, dated July 6, 2006, between Phoenix Coal Corporation and Randy Winn;

13

     (l) Non-Competition Agreement dated July 26, 2006, between Phoenix Coal Corporation and Kenneth O. Taylor, Jr; and
     (m) Non-Competition Agreement dated July 24, 2006, between Phoenix Coal Corporation and Kenwyn Riddle.

14

Schedule 2.1(c)(i)
AT Fixed Assets Debt
1. See attached list of AT Fixed Assets Debt.

15

Oxford Mlnftig Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule Z.1 (e) (I) AT Fixed Assets Debt Company TotalsSchoate Schoate SchoateSchoate Schoete Schoate Schoate Schoate SchoateSchoateSchoateSchoate Lender CAT CAT CAT Deere CAT CAT Volvo Komatsu Komatsu Komatsu CAT Komatsu Note Number 496985 496996 499935 80067 529232 536249 7581867 131717-000 131717-004 133586 541558 133588-007 JRP01812 Phoenix Note #/Serial# ABJ00602 7PZB1450 KPZ02495 QO01007 7PZ75010 JRP01613 2048 55024 A10079 10743 JRP01888 A100B9 Proceeds Used For Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment EX1900LD-8 PC800 Komatsu HD785 Komatsu D475A Komatsu HD785 Collateral D7RTractor DURTractor DBTTractor Shovel D11RTractor 777FTrucks(2) G990Qrader Excavator 7Truck 3Dozer 777FTruck 7Truck NeworUsed Used New Used New Used New New New New Used-off lease New New Original note amount 314,862.49 1532,725.00 539,009.00 2588,078.00 1,163,350.00 2,497,418.00 338,895.00 555,900.00 1,129,200.00 239,100.00 1,248.884.00 1.129,200.00 Original note date Nov-07 Nov-07 Dec-07 Apr-08 Aug-08 0*08 Sep-08 Oct-08 Oct-08 Dec-08 Dec-08 Feb-09 Maturity Date Nov-12 Nov-12 Deo-12 Oct-10 Aug-12 Ocl-11 Sep-12 0ct-11 Nov-12 Oec-10 Dec-11 Feb-13 Term (months) 606060304836483848 24 3648 Finance Rate 7.50% 6.03% 8.18% 8.41% 5.75% 730% 6.45% 8.75% 7,50% 6.75% 8.75% 8.50% Down payment 6,270.01 108,242.50 10,411.54 250,000.00 110,260.66 824,267.00 85,000.00 — 112,900,00 - 312,133.50 112,900.00 Monthly Payment Amount 6,270.01 28,437.73 10.411.54 86,687.62 23,009.41 58,266.64 6,015.25 17,101.10 24.573.01 10,678.05 29,679.54 25,050.07 G/L Account 24500-02 24500-03 24500-04 24500-05 24500-06 24500-07 2450008 24500-09 24500-10 24500-11 24500-12 24500-13 Estimated Debt Balance 07/31/09 22,774,187.41 216.41Z47 934,265 24 376,799.13 1230,21858 759,16627 1,443,485.90 20624824 427.265.32 873,078.49 173,626.55 773,26543 925,770.18 08/31/09 21,988,829.09 211,495,04 912519.09 388,291.64 1,152,15051 739,794.53 1,394241.05 201,34157 412,567.59 853,698.00 163565.09 749224.28 907.277.63 09/30/09 21505,457.77 206,546.87 890,683.74 359,740.35 1,073,53754 720,329.87 1544,688.42 196,408.53 397,787.18 834201.37 154,048.72 725,007.83 888,654.11 10/31/09 20,638203.39 201587.78 868,698.64 351,145.04 994.373.84 700,772.14 1294,826.08 191,448.98 382,923.83 814,587.91 144,177.13 700,614.81 889,898.67 11/30/09 19,987,068.40 196,557.57 846,62324 342,505.48 914,654.92 681,120.60 1244,652.10 188,46277 367576.48 794,85652 134,250.02 676,043.92 851,010.38 12131/09 19,292,002.86 191,516.04 824,436.98 333.821.44 834,37751 661,374.89 1,194,184.54 181,449.76 35254525 775,007.69 124,267.07 651,293.87 831,98830 01/31/10 18,613.00635 188,443.01 802,139.31 325,092.69 753,537.49 641,53457 1,143,361.43 176,409.80 337,829.47 755,039.52 114227.96 628563.35 812.831.48 02/28710 17,930,044.52 181,338.27 779,729.67 316,319.02 672,130.92 621.599.18 1,092240.80 171,342.75 322,628.66 734,951.70 104.132.38 601251.04 793538.97 03/31/10 17,243,083.07 176201.62 757,207.49 307,500.17 590,153.82 601,56827 1,040,800.66 168,248.47 307,342.35 714,743.50 93,980.02 575,955.62 774,109.80 04/30/10 16,552,344.58 171,032.87 734,57221 298,63552 507,602.19 581,441.37 989,039.02 161,126.81 291,970.05 694,41420 83,770.55 550,475.76 754,543.01 05/31/10 15,864,391.03 165,831.82 711.82327 289,72854 424,472.03 561,218.03 936,953.87 155,977.82 278.511.28 673,963.10 73,503.65 524,810.11 734,837.62 06/30/10 15,172,430.40 160,598.28 688,960.08 280,770.29 340,75925 540.897.79 884,543.19 150,800.75 260.98556 653,389,43 63,179.00 498,957.31 714.992.65 07/31/10 14,467.792.44 155531.99 665,982.10 271,78844 256,459.78 520,480.18 831,804.94 145,598 ..05 245,33259 632,692.48 52,79628 472,916.00 695,007.11 08/31/10 13,776591.55 150.032.80 642.888.72 262,720.24 171,589.52 499,964.74 778,737.08 140,363.38 229,611.28 611571.51 42.355.15 448,684.81 674580.01 09/30/10 13,080,972.06 144,700.49 619,879.37 253,625.46 86,084.33 479,350.99 725537,55 135,102.58 213,801.74 590,925.78 31,855.29 420,262.35 654,610.34 1001/10 12,381,509.88 139,334.86 696,35347 244,483.87 — 458,638.47 671,604.27 129,813.51 197,903.27 569,854.53 21,29657 393,647.22 634,197.09 11/30/10 11,764,86855 133,935.69 572,910.43 235,295.21 437,826.70 817,535.18 124,496.01 181,915.38 548,657.01 10,678.04 366,838.02 613,63925 12/31/10 11,144,343.07 128502.78 549,349.67 226,059.25 418.915.21 583,128.11 119,149.93 165,837.55 527,332.47 — 339,833.34 592,935.79 01/31/11 10,531251.76 123,03551 525,670.60 218,776.74 395,903.52 508.381.02 113,775.11 149.86929 505,880,15 312531.75 572,085,68 02/28711 9,914,696.37 117,53457 501,872.62 207,444.44 374,791.15 453,291.78 108,371.40 133,410.08 484299.28 285,231.82 551,087.88 03/31/11 9294,656.67 111,999.45 477,955.13 198,065.10 353,57751 397,858.19 102538.85 117.059.41 462,589.09 257,632.10 529,941.35 04/30/11 8,671,112.32 106,429.44 453,917.54 188,63747 332,262.43 342,078.16 97.478.70 100.616,77 440,748.80 229531.13 508,645.03 05/31/11 8,044,042.92 100,824.61 429,75924 179,161.32 310,845.11 285,949.51 91.985.39 84,081.64 418,777.64 201.827.44 487,197.86 06730/11 7,413,427.85 95,184.75 405,479.62 189,636,38 289.325.17 229,470.05 86,464.56 67,453.50 396,874,82 173,81958 465.598.77 07/31/11 6,779246.45 89,509.64 381,078,08 160,082.40 267,702.11 172,837.60 80,914.05 50,731.83 374,439,55 145,206.00 443,846.69 08/31/11 8,141,477.91 B3.799.07 356,554,00 150,439.14 245,975.44 115,449.94 75,333.72 33,918.10 352.071.05 116,585.25 421,940.53 09/30/11 5,500,10126 78,052.80 331,906.77 140,76853 224,144.66 57,904.86 69,723.39 17,00578 329,568.50 87,755.81 399,879.21 10/31/11 4,855,095.03 72270.62 307,135.77 131,043.73 202.209.28 — 64,082.90 — 306,931.11 58,716.16 377,661.62 11/30/11 4281,806.73 66,452.30 282240.38 121,271.07 180,168.79 58,412.10 284,158.07 29,464.76 355286.65 12/31/11 3,777,344.37 60,597.82 257,219.97 111,448.11 158,022.68 52,710.82 281,248.58 — 332.753.19 01/31/12 3,299,646.75 54,706.34 232,073.91 101,574.57 135,770.47 46,978.89 238,201.77 310,060.12 02/29/12 2,889.04158 48,77824 206,801.58 91,650.21 113,411.63 41216.15 215,016.88 287.206.31 03/31/12 2,435.923.58 42,813.09 181,402.34 81,674.76 90,945,65 35,422.44 191,693.06 264,190.82 04/30/12 2,091,058.09 36,810.86 155.875.55 71,847.96 68572.02 29,597.59 168229.47 241,011.90 05/31/12 1,744205.84 30,770.72 130,220.58 61,569.54 45,69023 23,741.43 144,62529 217,669.00 06/30/12 1,413,879.92 24,893.03 104,436.77 51,43923 22,899.75 17,853.79 120.879.65 194,160.75 07/31/12 1,081,671.17 18,577.35 78523.49 41,258.77 — 11,934.50 96,991.73 170,485.99 08/31/12 795,933.51 12,423.45 52,480.08 31,021.90 5,983.40 72,960.68 148,643.53 09O0/12 572,807.63 6231.09 26,305.69 20,734.33 — 48,785,59 122,632.19 10/31/12 354,393.16 — - 10593.78 24,465.66 98,450.76 11/30/12 246,646.86 — 74,098.05 12/31/12 173,243.73 49,572.84 01/31/13 99,320.66 24,873.91 02/28/13 24,873.91 03/31/13

Oxford Mining Company, LLC, Pti Acquisition Agreement Schedule Schedule 2.1(c)(1) AT Fixed Assets Debt Company Schoate Schoate Schoate Schoate Schoate R & L Winn R1L Winn R & L Winn R&LWinn R & LWInn R&L Winn PCP PCP Lender Komatsu CAT Komatsu Komatsu Komatsu CAT CAT CAT CAT CAT CAT CAT CAT Note Number 133586-008 544935 133586-009 133586-010 133586-XXX 497416 501540 508533 510382 518288 516458 498200 500789 Phoenix Note #/Serial# A10090 H4C00345 A10093 20063 20104 7PZ01448 AZX00629 JRP01082 JRP01234 7PZ75009 JRP01305 7PZ01493 AZX00623 Proceeds Used For Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Equipment Komatsu HD785 CAT 992K Komatsu HD785 Komatsu D475A Komatsu 0475A Collateral 7Truck Loader 7Trudt 5Dozer SDozer 011RTroctor D92G Loader 777FTruck 777FTiucx DURTractor 777FTrucK DURTraclor 992G Loader NeworUsed New New New Used Used — off lease New New New New Rebuild New New New Original note amount 1,129,200.00 1,699,690.00 1,129,200.00 734,000.00 808523.85 1,532,725.00 1,656,484.00 1,145574.00 1,145,374.00 1,084,436.00 1,145,375.00 1,528,367.00 1,658,484.00 Original note date Feb-09 Mar-09 Apr-09 May-09 Aug-09 Nov-07 Dec-07 Feb-08 Feb-08 Apr-08 Apr-08 Nov-07 Dec-07 Mature Date Feb-13 Mar-12 Mar-13 May-12 Aug-12 Nov-12 Dec-11 Feb-12 Feb-12 Apr-12 Apr-12 Nov-12 Deo-11 Term (monlhs) 48 38 48 38 36 60 48 48 48 48 48 60 48 Finance Rate 8.50% 8.75% 550% 8.25% 7.99% 8.03% 525% 5.25% 525% 8.25% 625% 653% 525% Down payment 112,900.00 424,835.00 112,900.00 146,760.00 161,864.73 106,24252 82.806.70 57288.70 57.268.70 24,966.86 56,767.78 105,940.42 82,806.70 Monthly Payment Amount 25,050.07 40,391.88 25,050.07 18,469.78 20,260.95 26,437.73 36,018.71 4,904.06 24,904.08 24,966.86 25,42259 26,362.58 36,018.71 G/L Account 24500-14 24500-15 24500-16 24500-17 24500-18 24500-01 24500-02 24500-03 24500-04 24500-05 24500-08 24500-02 24500-03 Estimated Debt Balance 07/31/09 925,770.18 1.149,103.68 944,132.62 559,938.97 808,32355 93426524 947225.39 688,726.01 898,726.01 734,155.56 747556.07 931,608.82 947225.39 08/31/09 907,277.63 1,117,090,68 925,770.18 545,263.75 646,658.92 912518.09 915552.70 676,879.75 676,879.75 713,012.43 728,027.00 909,924.50 915,352.70 09/30/09 888554.11 1,084,84425 907277.63 530,487.64 630,703.64 890,663.74 883540.50 654,937.88 54,937.88 691.759.18 704,385.80 888,131.29 883,340.50 10/31/09 869598.67 1,052,36£69 888,654.11 515.609.95 614,642.13 868,698.84 851,188.18 632,899,89 632599.99 670585.23 682,631.89 866,228.64 851,188.18 11/30/09 851510.38 1,019,844.29 869,898.67 500.62957 598.473.67 848.82324 818,895.13 610,785.66 610,765.68 648,920.01 660,764.67 844,218.00 818,895.13 12/31/09 831.988.30 986,687.32 851,010.38 485547.00 582.197.58 824,436.98 788.460.73 588534.48 588,534,46 627,332.94 638,783.56 822,092.82 786,460.73 01/31/10 812.831.48 953,490.04 831,988.30 470,360.34 585,813.08 802,13951 753,884.37 566205.97 566205.97 805,633.44 616,687.97 799,858.55 753,884.37 02/28/10 793,538.97 920,050.69 812531.48 455,06928 549519.50 779,729.67 721,165.42 543,779.77 543,779.77 583,820.92 594,477.30 777.512.62 721,165.42 03/31/10 774,109.80 886,36751 793.538.97 439,673.08 532,718.10 757,207.49 88850328 521,255.42 521255.42 561,894.79 572,150.95 755,054.48 688,303.26 04/30/10 754543.01 852,438.73 774,10950 424,171.04 516,002.15 734,57221 65529728 498,632.50 498,632.50 539,854.47 549,708.31 732,483.56 655,29728 05/31/10 734,837.62 618262.55 754,543.01 408,582.41 499,176.91 711523.27 822,146.79 475,910.58 475,910.58 517,699.35 527,148.78 709,79950 622,146.79 06730/10 714,992.65 783,837.17 734,837.62 392546.49 482239.85 688.960.09 588,85122 453,089.22 453,089,22 495.428.84 504,471.76 687,001.12 588,85122 07/31/10 695,007.11 749,160.77 714,992.85 377,022,51 465,189.61 665,982.10 855,409.92 430,167.99 430.167.99 473,042.34 481,676.63 884,088,46 555,409.92 08/31/10 674,880 ..01 71423152 895,007.11 361,089.75 448,026.05 642,888.72 521,822.25 407,148.45 407,146.45 45053924 458.762.77 641,060.74 52152225 09/30710 654,61054 879,047,58 674,880.01 345,047.45 430,74821 819,879.37 488.087,58 384,024.18 384,024.16 427,918.94 435,729.57 617,917.38 488,087.56 10/31/10 634,197.09 643,807.09 654,610.34 328,89458 413,35553 596,353.47 45420521 360,800.68 360,800.68 405,180.82 412,576.41 594.657,80 454205.21 11/30/10 813,639.25 607,908.18 634,197.09 312,631.22 395,846.64 572,910.43 420,174.58 337,475.57 337,475.57 382,32428 389,302.66 571281.42 420,174.58 12/31/10 592,935.79 571,948.96 813,63925 298255,77 375221.37 549.34987 385,994.96 314548.39 314,048.39 359,348,69 385,907.89 547,787.65 385,994.96 01/31/11 572,085.68 535,727.54 592,93579 279,787.73 360,478.74 625570.60 351,665.75 290518.88 290,518,68 338253.44 342,390.87 524,175.90 351,665.75 02/28/11 551,087.88 499242.01 572,085.68 263,16655 342,617.98 501,872.62 317,188,28 268,886.00 286,886.00 313,037.90 318,751.57 500,445.58 317,18828 0301/11 529,94155 462,490.44 551.087.88 246,450.82 324.63828 477,955.13 282555.90 243,14850 243,149,90 289,701.45 294,989.15 476,598.10 282.555.90 04O0/11 508,845.03 425,47059 529,941.35 229,620.38 306538.89 453,91754 247,773.94 21950952 219509,92 266,243.45 271,102.96 452526.85 247,773.94 0501/11 487.197.88 388,181.40 508,845.03 212,67423 288,318.98 429,75924 212,839.74 195,36551 195,385.61 242,86327 247,09257 428.53724 212,839.74 06O0/11 465598.77 350,62051 487,19758 195,61158 269,977.75 405,479.62 177,752.63 171,316.52 171,318.52 218,98028 222,956.72 404,326.66 177,752.63 0701/11 443,846.89 312,784.73 465598.77 178,431.62 251,514.40 381,078.08 142.511.95 147,162.18 147,162.18 195,13354 198,69556 379,994.50 142,511.95 08/31/11 421,94053 274,673.57 443,846.69 161.133,55 232,928.12 358,554,00 107,117.02 122,902.14 122,902.14 171,18350 174,307.64 355,540.16 107,11752 09O0/11 399.87821 236284.52 421,940.53 143,716,55 214218.08 331,906.77 71,567.18 98535.83 98,535.93 147,108.02 149,792.90 330,963.00 71,567.16 1001/11 377,661.62 197,815.55 399,87921 128,179.81 195,383.47 307,135.77 35,881.70 74,083.09 74,063.09 122,907.35 125,150.48 306,262.43 35,861.70 1100/11 355,288.65 158,664,62 377.661.62 108,52251 176,423.45 282240.38 — 49,483.15 49,483.15 98,580.63 100,379.72 281,437.82 1201/11 332,753.19 119,429.67 35528855 90,743.82 157537.19 257219.97 24,795.64 24,795.64 74,12721 75,479.94 256,488.55 01O1/12 310,080.12 79,908.63 332,753.19 72,842.90 138,123.84 232,073.91 — 49,548.43 60,450.48 231,413.99 02/29/12 28720651 40.099.42 310,060.12 54,818.91 118,782.56 206,80158 24,837.62 25290.65 206,213.52 0301/12 264,190.62 — 287,208.31 36,671.00 99,312.50 181,402.34 — - 180,886.50 0400/12 241,011.90 284,190.62 18,398.31 79,71251 155,87555 155,432.29 05/31/12 217,869.00 241,011.90 — 59,982.61 130220.58 129,85026 06730/12 194,160.75 21758950 40,121.04 104,436.77 104,139.77 07/31/12 170,485.99 194,160.75 20,12723 78,523.49 78,300.17 08O1/12 146,643.53 170,485.99 — 52,480.08 52,330.81 09/30/12 122,632,19 146,643.53 26,305.89 26231.04 1001/12 98,450.76 122,632.19 11/30/12 74,098.05 98,450.76 1201/12 49,572,84 74,098.05 01/31/13 24,87351 49,572.84 02/28713 — 24,873.91 0301/13

Oxford Mining Company, LLC, Ph Acquisition Agreement Schedule Schedule 2.1 (c) (I) AT Fixed Assets Debt Company CMC CMC CMC CMC CSJJ C&R RENFRO Lender CAT CAT CAT CAT 1ST KY 1ST KY CAT Note Number 497012 529238 533033 533032 43682 49401 480677 Phoenix Note #/Serfal# 7PZ01449 JRP01367 JRP01504 JRP01506 Proceeds Used For Equipment Equipment Equipment Equipment Equipment Equipment Equipment Collateral D11R Tractor 777F Truck 777FTru<* 777F Track None None D11R New or Used New New New New Original note amount 1,532,725,00 1,286,282.00 1,248,884.00 1,248,884.00 S0.180.31 200,070.00 274,000.00 Original note date Nov-07 Aug-OS Sep-08 Sep-08 Apr-07 Apr-05 Auo-07 Maturity Date Nov-12 Aug-12 Sep-12 Sep-12 Apr-10 Apr-10 Aufl-10 Term (months) 60 48 48 48 36 60 36 Finance Rate 6.03% 625% 8.38% 6.39% 850% 5.50% 849% Down payment 106,242.50 120,487.63 178,557.45 178,657.45 Monthly Payment Amount 26,437.73 25,269.81 22,049.62 22,049.62 2,869.51 4,057.71 8,648.24 GIL Account 24500-01 24500-02 24500-03 24500-04 24500-03 24500-04 24500-00 Estimated Debt Balance 07/31/09 934,265.24 827,559.42 738,880.95 738,680.95 24,855.00 35.885.93 107,782,79 08/31/09 912,519.09 808,599.82 720,564.81 720,564,81 22,175.98 32,091.53 89,837.97 09/30/09 890,683.74 785,531.05 702,352.20 702,352.20 19,478.42 28,186.54 91336.95 10/31/09 868,898.64 764,352.55 684,042.81 684.042.61 18,751.36 24.203.57 83,779.31 11/30/09 846,623.24 743,063.74 665,635.52 665,635.52 14,010,23 20,218.61 75,684.88 12O1/09 824,436.98 721,864.05 847,130.41 847,130.41 11,244.63 18,19320 87,492.60 01/31/10 802,139.31 700,152.91 628,526.76 828,526.76 8,481.30 12,14331 59,282.73 02/28/10 779,729.67 878,529.73 609.824.04 609,824,04 5,656.64 8,081,60 50,974.63 03/31/10 757207.49 656,793.93 591,021.73 591,021.73 2,82629 3,941.69 42.627,89 04/30/10 734,572.21 634,944.92 572,119.30 572,119.30 — - 34,222.09 05/31/10 711,823.27 612,982.11 553,11622 553,11822 25,756.83 06/30/10 688,960.09 590,90452 534,011.94 534,011.84 17,231,67 07/31/10 665,982.10 568,712.74 514,805.83 514,805.93 08O1/10 642,888.72 546,404.98 495,497.65 495,497.65 09/30/10 819,679.37 523,981.03 478,08635 478,088.55 10/31/10 598,353.47 501,440.29 456,572.09 456,572.09 11/30/10 572,910.43 478,782.15 436,853.72 436,953.72 12/31/10 549,349.67 456,006.00 417230.88 417,230.88 01/31/11 325.670.60 433,11122 397,403.01 397,403.01 02/28/11 501.872.62 410,09720 377/189.58 377.469.66 03/31/11 477,955.13 388,983.31 357,429.97 357,429.97 04/30/11 453,917.54 383,708.83 337,283.66 337283.88 05/31/11 429,75924 340,333.44 317,030.08 317,030.08 06/30/11 405,479.62 316,83820 296.668.85 296,668.65 07/31/11 381,078,08 293,216.58 278,198.79 276,198.79 08/31/11 356.554.00 269,473.94 255,619.93 255,619.93 09/30/11 331,906.77 245,607.64 234,931.49 234,931.49 10/31/11 307,135.77 221,817,04 214,132.88 214.132.88 11/30/11 282,240.38 197,501.49 193,223.52 193,22332 12/31/11 267,219.97 173,280.33 172202.82 17Z202.82 01/31/12 232,073.91 148,892.92 151,070,18 151,070.18 02*29/12 206,801.58 124,398.59 129,825.01 129,825.01 03/31/12 181,402.34 99,776.69 108,488.71 108,468.71 04/30/12 155,87535 75,026.55 86,994.68 86,994.68 05/31/12 130,220.58 50,147.50 65,408.31 65,408.31 06/30/12 104,436.77 25,138.87 43,706.99 43,708.99 07/31/12 78,523.49 — 21,890.11 21.890.11 08/31/12 52.480.08 09/30/12 26,305 89 10/31/12 11/30/12 12/31/12 01/31/13 02/28/13 03/31/13

Schedule 2.1(c)(iii)-1
AT Reclamation Obligations
1. See attached list of AT Reclamation Obligations.

16

Phoenix Coal, Inc.
8/26/2009
PHOENIX COAL INC.
Reclamation Obligation
Schedule 2.1(c)(iii)-1

				Outstanding
Company	Project/Mine	Permit No.	Acres	Bond Amount

R&L Winn, Inc.	Back In Black	889-0135	429.7	$1,205,400
Schoate Mining Co., LLC	Briar Hill	889-0134	1,655.1	$3,164,100
Phoenix Coal Corporation	K.O. Mine	889-0141	224.0	$654,200
Renfro Equipment Inc. **	Jessup Mine	889-0146	190.0	$771,300

TOTALS			2,498.8	$5,795,000

**	MIS shows $671,300 which does not include (2) $50,000 supplemental assurance bonds,

Schedule 2.1(c)(iii)-2
Excluded Governmental Authorizations
1. See attached lists of Excluded Governmental Authorizations.

17

DSMRE & KPDES Permit Information

Schedule 2.1 (c)(ii)-2

Company Name	Previous Permit No	DSMRE Permit Number	Status	DSMRE ID	Permit Expiration Date	MSHA No.	Effective Date	State File No.	Lic. Number	Date	KPDES No.	State Incorporated	Employer ID No.	Coal Severance Tax No.
Phoenix Coal Corporation												Delaware		
Providence No. 1 (Operator)	864-5019	864-5038	Idle	O14299	N/A	15-18968	2/2/2006	18605	None		N/A		20-1372167	53310
Crittenden County Coal, Inc.												Kentucky		
(828-0001) Tax #1 Mine	828-0001	828-0002	Reclamation	O13332	1/25/2010	15-18830	12/15/2004	18816	None		KYG045959		30-0053027	53170
Crittenden County Coal, Inc.												Kentucky		
Prov. No. 1	864-5019	864-5038	Reclamation	O13332	6/11/2009	15-02198	11/12/2001	18296	None		KYG044026		30-0053027	53170
Charolais Mining Company, LLC												Delaware		
Graham #5	889-0129	889-0136	Reclamation	O14219	4/18/2010	15-18602	7/18/2005	108/15-21	None		KYG046112		20-8013650	53296
Phoenix Coal Processing, LLC												Delaware		
Rock Crusher (Operator)		889-0123	Reclamation	O14218	9/5/2008	15-18728	3/15/2004	108/15-20	None		N/A		20-8013611	53297
Phoenix Coal Processing, LLC												Delaware		
Stony Point Mine	864-0211	864-0253	Reclamation	O14018	7/10/2010	15-18080	8/18/1998	18276-1	None		KYG045011		20-8013611	53297
Pact Resources, LLC												Kentucky		
Gryphon (Joe Allen)		917-0021	Issued	O14187	7/29/2013	15-19094	7/18/2008				KY0107191		37-1493296	53398
C & R Coal, Inc.												Kentucky		
Beech Creek South	889-0122	889-0150	Reclamation	O13240	12/3/2011	15-18077	5/1/2001	18152.2	0904-S-008	2/13/2000	KY0100781		61-1387363	O62007
C & R Coal, Inc.												Kentucky		
Ebenezer Mine	889-0124	889-0151	Reclamation	O13240	1/16/2012	15-18077	5/1/2001	18152.2	0904-S-008	2/13/2000			61-1387363	62007
C & R Coal, Inc.												Kentucky		
Beech Creek Mine	889-0128	889-0152	Reclamation	O13240	10/3/2008	15-18077	5/1/2001	18152.2	0904-S-008	2/13/2000	KYG0400205		61-1387363	62007
Phoenix Coal Inc.				O14617								Foreign	Foreign	
Evergreen Mineral Co., Inc				O13310								Kentucky	61-1332299	
Old Liberty Equipment Co., Inc.				O13311								Kentucky	61-1332300	
Black Diamond Resources, Inc.	Marson Reclamation, LLC											Kentucky		
Coaltown		864-0243	Reclamation											
West Hopkins		864-0258	Reclamation											
Pennyrile Coal Company, Inc.	Marson Reclamation, LLC											Kentucky		
Ilsley		864-5026	Reclamation

404 & 401 Permit Information Schedule 2.1 (c)(iii)-2 DSMRE USACOE Water Quality Company Name Permit Number permitlQ Effective Date permit 10 Effective Date 828-0002 LRL ·2005-131 ·GJD 3/1312009 1211512004 854-5038 N/A N/A 889-0136 LRL-2004-527 7/1812005 2006 ·0198-3 51112005 LLC 889-0123 N/A NlA LLC 854-0253 N/A N/A 917-5021 7/1/2008 917 ·5021-WQC ·1 512712008 889-0150 NlA N/A 889-0151 N/A Rahall 889-0152 N/A N/A

Extended Weight Program — Road Bonds Schedule 2.1{c){lii)-2 Bond # Permit # Route County 1m! Begin End BondAmt 88850237 02-02911508-07 Hwy 291 Hopkins road 5.313 6.302 $50,000 88850237 02-02911508-07 Hwy 1508 Union bridge 1.432

Schedule 2.1(c)(vi)
Other Liabilities
1. See attached list of other liabilities.
2. The royalty payment obligations of R&L Winn, Inc. and Renfro Equipment Inc., as applicable, under the following agreements:
     (a) Overriding Royalty Agreement, dated as of August 26, 2005, by and between Edge River Farms, LLC and Renfro Equipment Inc.
     (b) Overriding Royalty Agreement, dated as of July 31, 2008, by and between R&L Winn, Inc. and Randy Garris and Jonathan L. Rogers.
3. Liability for all payments payable to the Renfros under Section 7.4 of the Stock Purchase Agreement between Phoenix Coal Corporation and Stuart and Robin Renfro, dated as of July 31, 2008, if and when such payments become due, notwithstanding the fact that a portion of the 1.5 million reserve tons described therein (the “Additional Reserves”) were acquired prior to the Closing, so that following the Closing in no event shall the Sellers or any of the other Remaining Phoenix Entities be liable for any portion of the payments owing to the Renfros with respect to the acquisition of the Additional Reserves.

18

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule 2.1 (c) (vi) AT other Liabilities Not Previously Described Agreement Type of Aareement Date Termination Date Phoenix Company Second Party Until all coal is mined from property Overriding Royalty 7/3112008 specified In overriding royalty C&R Coallne. Howard Covinoton and Jonathan Rogers This is an overriding royalty agreement created by the C&R acquisition on July 31, 2008. The Second Parties receive a total of $0.60 per ton for coal mined and sold from two leased properties. The leased properties are Dart of the C&R Beech Creek reserves and the Back in Black reserves. Reserve Payments I 7/31/2008 I 7/3112010 IPhoenix Coal Corporation IStuart and Robin Renfro This is a condition of the Stock Purchase Agreement with Stuart and Robin Renfro. As part of the Renfro Equipment inc. acquisition in July 2008, the Company agreed that if, by July 31, 2010,It acquires at least 1.5 minion reserve tons (“Additional Reserves”) as defined by National Instrument 43-101 (“NI43-101”) due to the direct efforts of the sellers (Stuart and Robin Renfro), the Company will pay the sellers $1,000,000 for the first 1.5 million tons of reserves, plus $0.50 per ton for each reserve ton in excess of 1.5 million. The acquisition closing documents define a specific territory from which the Additional Reserves can be acquired. The acouisition of the Additional Reserves must be on terms and conditions acceptable to the Company in its sale, reasonable discretion.

Schedule 2.5(a)
June 30th Balance Sheet and Working Capital
1. See attached. In addition to the attached being limited to the AT Assets and the AT Liabilities, there are other differences with the Interim Financial Statements (which are also as of June 30, 2009) given that with the Interim Financial Statements accounting in accordance with GAAP (Canada) requires Phoenix Coal Inc. to treat as current assets and current liabilities all of the assets and liabilities (essentially the AT Assets and AT Liabilities) of the Surface Mining Business of the Phoenix Group Entities due to their being assets held for sale and liabilities associated with assets held for sale. As provided in the Agreement, all determinations under Section 2.5 with respect to Working Capital are to be made in a manner consistent with the calculation of the June 30 Working Capital in accordance with GAAP (U.S.) and not as “Working Capital” would be determined in accordance with the Interim Financial Statements, provided that, while not reflected in the June 30 Working Capital, the spare parts equipment out for repair will be reflected in Working Capital for all determinations under Section 2.5 through offsetting entries for spare parts inventory and current liabilities for repair costs.

19

Phoenix Coal
AT Assets and AT Liabilities as of June 30, 2009
Schedule 2.5(a)

	AT Assets &	Working
	AT Liabilities	Capital
Assets
Current Assets
Receivables	3,288,714	3,288,714
Coal Inventory	877,841	877,841
Other Inventory	168,266	168,266
Prepaid Expenses
Advance Payments on Purchased Coal	374,400	374,400
Heritage Oil Deposit	200,000	200,000
Island Dock Fleeting Rights	15,000	15,000
Wash Plant Utilities Deposit	12,825	12,825

Total Current Assets	4,937,046

Fixed Assets
Land	631,747
Buildings and Improvements	490,236
Preparation Plant	3,683,996
Mining Equipment	30,182,428
Loading and Marine Transport Equipment	1,775,000
Vehicles	65,965
Office Equipment	319,870

Total Property, Plant and Equipment	37,149,242	—
Accumulated Depreciation	(9,430,209)

Net Fixed Assets	27,719,033

Other Non Current Assets
Advance Royalties Surface	121,325	121,325

Total Non Current Assets	121,325

Total Assets	32,777,404	5,068,371

Liabilities and Stockholders Equity

Current Liabilities
Current Portion Long Term Debt	7,915,623
Accounts payable — general	4,387,154	4,387,154
Accounts payable — Komatsu lease buyout	495,000	—
Royalites and taxes	678,130	678,130
Accrued commissions	8,475	8,475
Accrued property tax	331,565	331,565

Total Current Liabilities	13,815,947

Long Term Liabilities
Notes Payable	22,596,234
Less Current Portion of Long Term Debt	(7,915,623)
Asset Retirement Obligations	2,587,981

Total Long Term Liabilities	17,268,592

Stockholders Equity
Total Stockholders Equity	1,692,865

Total Liabilities and Stockholders Equity	$32,777,404	5,405,324

		(346,963)

Schedule 4.1(b)
Organization and Good Standing; Power
1. Charolais Coal Sales, LLC, a Delaware limited liability company, is qualified to do business as a foreign limited liability company in the Commonwealth of Kentucky.
2. Charolais Mining Company, LLC, a Delaware limited liability company, is qualified to do business as a foreign limited liability company in the Commonwealth of Kentucky.
3. Phoenix Coal Processing Company, LLC, a Delaware limited liability company, is qualified to do business as a foreign limited liability company in the Commonwealth of Kentucky.

20

Schedule 4.2(c)
Notices and Consents
The agreements listed below require the written consent of the other party thereto, or written notice delivered to the other party thereto, in order for a Phoenix Reorganization Entity to transfer its rights under such agreement to the Acquired Company or another Affiliate of such Phoenix Reorganization Entity prior to Buyer’s acquisition of the Acquired Company Membership Interests.
Notwithstanding the foregoing, the parties acknowledge that (i) a consent listed in Item I(a) below shall not be required to be obtained for an agreement if the debt subject to such agreement is paid off, in its entirety, prior to or at the Closing and (ii) a notice listed in Item II(a) below shall not be required to be given for an agreement if the debt subject to such agreement is paid off, in its entirety, prior to or at the Closing, and none of such agreements to which (i) or (ii) above applies shall constitute part of the AT Assets or the AT Liabilities unless the Buyer elects otherwise.
I. WRITTEN CONSENT REQUIRED
(a) Agreements and Guarantees in Connection with Equipment Financing

Security Agreement and Promissory Note #480677, dated July 17, 2007
Parties:	Renfro Equipment, Inc. (Debtor) and Caterpillar Financial Services Corporation

Guaranty of Payment (to Security Agreement and Promissory Note #480677)
Parties:	Phoenix Coal Corporation (guarantor), Renfro Equipment, Inc. (Obligor), and Caterpillar Financial Services Corporation (Seller)

Installment Sales Contract #508533, dated February 4, 2008
Parties:	R&L Winn, Inc. (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #508533), dated February 4, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #508533), dated February 4, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc., (Obligor) and Whayne Supply Company (Seller)

Installment Sales Contract #510382, dated February 27, 2008
Parties:	R&L Winn, Inc. (Buyer) and Whayne Supply Company (Seller)

21

Guaranty of Payment (to Installment Sales Contract #510382), dated February 27, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #510382), dated
February 27, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #516288, dated April 25, 2008
Parties:	R&L Winn, Inc. (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #516288), dated April 25, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #516288), dated
April 25, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #516458, dated April 28, 2008
Parties:	R&L Winn, Inc. (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #516458), dated April 28, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #516458), dated
April 28, 2008
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #529232, dated August 13, 2008
Parties:	Schoate Mining Co., LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #529232), dated August 13, 2008
Parties:	Phoenix Coal Corporation (guarantor), Schoate Mining Co., LLC (Obligor), and Whayne Supply Company (Seller)

22

Installment Sales Contract #529236, dated August 13, 2008
Parties:	Charolais Mining Company, LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #529236), dated August 13, 2008
Parties:	Phoenix Coal Corporation (guarantor), Charolais Mining Company., LLC (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #533032, dated September 19, 2008
Parties:	Charolais Mining Company, LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #533032), dated September 19, 2008
Parties:	Phoenix Coal Corporation (guarantor), Charolais Mining Company., LLC (Obligor), and Whayne Supply Company (Seller)

Limited Guarantee (to Installment Sales Contract #533032), dated September 19, 2008
Parties:	Phoenix Coal Corporation (guarantor), Charolais Mining Company., LLC (Obligor), and Caterpillar Financial Services Corporation

Installment Sales Contract #533033, dated September 19, 2008
Parties:	Charolais Mining Company, LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #533033), dated
September 19, 2008
Parties:	Phoenix Coal Corporation (guarantor), Charolais Mining Company., LLC (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #536249, dated October 20, 2008
Parties:	Schoate Mining Co., LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #529232), dated October 30, 2008
Parties:	Phoenix Coal Corporation (guarantor), Schoate Mining Co., LLC (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #496985, dated November 20, 2007
Parties:	Schoate Mining Co., LLC (Buyer) and Whayne Supply Company (Seller)

23

Guaranty of Payment (to Installment Sales Contract #496985), dated November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), Schoate Mining Co., LLC (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #496985), dated
November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #496996, dated November 20, 2007
Parties:	Schoate Mining Co., LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #496996), dated November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), Schoate Mining Co., LLC (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #496996), dated
November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), Schoate Mining Co., LLC (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #497012, dated November 20, 2007
Parties:	Charolais Mining Company, LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #497012), dated November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), Charolais Mining Company, LLC (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #497012), dated
November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), Charolais Mining Company, LLC (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #497416, dated November 26, 2007
Parties:	R&L Winn, Inc. (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #497416), dated November 26, 2007
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

24

Installment Sales Contract #498200, dated November 30, 2007
Parties:	Phoenix Coal Processing Company, LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #498200), dated November 30, 2007
Parties:	Phoenix Coal Corporation (guarantor), Phoenix Coal Processing Company, LLC (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #499935, dated December 11, 2007 (as amended)
Parties:	Schoate Mining Co., LLC (Buyer) and Whayne Supply Company (Seller)

Installment Sales Contract #500789, dated December 18, 2007 (as amended)
Parties:	Phoenix Coal Processing Company, LLC (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #500789), dated November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), Phoenix Coal Processing Company, LLC (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #500789), dated November 20, 2007
Parties:	Phoenix Coal Corporation (guarantor), Phoenix Coal Processing Company, LLC (Obligor), and Whayne Supply Company (Seller)

Installment Sales Contract #501540, dated December 21, 2007 (as amended)
Parties:	R&L Winn, Inc. (Buyer) and Whayne Supply Company (Seller)

Guaranty of Payment (to Installment Sales Contract #501540), dated December 21, 2007
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Collateralized Guaranty of Payment (to Installment Sales Contract #501540), dated
December 21, 2007
Parties:	Phoenix Coal Corporation (guarantor), R&L Winn, Inc. (Obligor), and Whayne Supply Company (Seller)

Term Loan Note, dated April 1, 2008
Parties:	Schoate Mining Co., LLC. and Deere Credit, Inc..

Security Agreement - Equipment, dated April 1, 2008
Parties:	Schoate Mining Co., LLC. and Deere Credit, Inc..

25

Guarantee, dated April 1, 2008
Parties:	Schoate Mining Co., LLC., Phoenix Coal Corporation and Deere Credit, Inc..
(b) Coal Sale Agreements

Agreement for the Sale and Purchase of Coal, dated September 5, 2007
Parties:	Charolais Coal Sales Company, LLC and Duke Energy Kentucky, Inc.

Coal Supply Agreement, dated January 1, 2007
Parties:	Charolais Coal No. 1, LLC, Charolais Coal Resources, LLC, Charolais Coal Sales Company, LLC and Louisville Gas & Electric Company, Kentucky Utilities Company

Coal Supply Agreement, dated June 23, 2009
Parties:	American Coal Company and Charolais Coal Sales LLC

Restated and Amended Coal Supply Agreement, dated August 1, 2007
Parties:	Charolais Coal Sales Company, LLC Phoenix Coal Corporation and Kentucky Utilities Company

Coal Supply Agreement, dated December 31, 2007
Parties:	Western Kentucky Energy Corp. and Phoenix Coal Corporation, Charolais Coal Sales, LLC

Coal Supply Agreement, dated March 16, 2006
Parties:	Western Kentucky Energy Corp. and WKE Station Two Inc., R&L Winn, Inc.

Coal Supply Agreement, dated January 1, 2008
Parties:	Phoenix Coal Corporation and Duke Energy Ohio, Inc.

Master Coal Purchase and Sale Agreement, dated November 30, 2007
Parties:	Charolais Coal Sales, LLC (buyer) and Covol Fuels No.2, LLC (seller)

Transfers/Assignments:	Neither party may assign without the prior written consent of the other party, which consent shall not be unreasonably withheld or denied; except a transfer of the agreement may be made without consent in connection with a financing arrangement OR to any person or entity acquiring all or substantially all of the assets of the Party where the acquiring party is equally creditworthy as the assigning party.

26

(c) Coal Lease Agreements

Coal Mining Lease Agreement, dated November 4, 2008
Parties:	John K. (“Kenny”) Vaught, Lisa Michelle Vaught and R&G Leasing, LLC

Surface Coal Mining Lease Agreement, dated May 31, 2007
Parties:	Tom Eubanks, Jeff Eubanks and Phoenix Coal Corporation

Surface Coal Mining Lease/Sublease Agreement, dated January 26, 2006
Parties:	Tom Eubanks, Jeff Eubanks and Phoenix Coal Corporation

Coal Representation Agreement, dated March 30, 2006
Parties:	Edmonson Fuels, LLC and R&L Winn, Inc.

Coal Lease Agreement, dated June 7, 2006
Parties:	Anna Loraine Cundiff and R&L Winn, Inc.

Coal Lease Agreement, dated February 28, 2008
Parties:	Anna Loraine Cundiff and R&L Winn, Inc.

Strip Coal Mining Lease, dated October 20, 1967
Parties:	Sentry Royalty Company and Ayershire Collieries Corporation

Transfers/Assignments:	Section 21 — permits assignment, but the lessee will not be released unless written consent of the lessor is obtained.

Mineral Lease, dated December 4, 1947
Parties:	Talmage Rogers, et al. and Ayershire Collieries Corporation

Assignment and Sublease Agreement, dated January 22, 2001
Parties:	Lynx, Inc. and Evergreen Mineral Company, Inc.

Surface & Coal Lease Agreement, dated
Parties:	Tom McDonald Heirs et al. and R&L Winn, Inc.

Surface Mining Lease Agreement, dated July 31, 2004
Parties:	Billy & Patsy Kirtley and R&L Winn, Inc.

Minerals Agreement, dated September 13, 2006
Parties:	Gerald A. Liles & Judith Ann Liles and Renfro Equipment, Inc.

27

Surface Agreement, dated August 3, 2006
Parties:	Gerald A. Liles & Judith Ann Liles and Renfro Equipment, Inc.

Coal Mining Lease Agreement, dated July 17, 2006
Parties:	Martha Rogers Haas, et al. and R&G Leasing, LLC

Surface Coal Mining Lease/Sublease Agreement, dated September 7, 2006
Parties:	James H. Edwards and Renfro Equipment, Inc.

Surface Coal Mining Lease/Sublease Agreement, dated August 3, 2006
Parties:	Gerald A. and Judith Ann Liles, Joseph P. Lilies and Renfro Equipment, Inc.

Surface Coal Mining Lease/Sublease Agreement, dated August 24, 2005
Parties:	Geibel Lumber Co., Lydia Geibel by Jon Geibel and Jon Geibel’s Agent for the Geibel family and Renfro Equipment, Inc.

Amendment to Surface Coal Mining Lease/Sublease Agreement, dated November 11, 2008
Parties:	Geibel Lumber Co., Lydia Geibel by Jon Geibel and Jon Geibel as Agent for the Geibel Family and Renfro Equipment, Inc.

Mineral Coal Mining Lease, dated September 13, 2006
Parties:	Gerald A. and Judith Ann Liles, Joseph P. Liles and Renfro Equipment, Inc.

Coal Mining Lease, dated April 15, 2003
Parties:	Virginia Avaneil McDonald, Douglas W. McDonald, Pam and Tommy Davidson, Pam Davidson, Keith and Mya McDonald, Greg and Suzie McDonald, Ron and Mona McDonald, Corinne Knight, Gary and Adelia McDonald, Jolene and James Walker, Jane and Doug Galyen, Brenda and Frank L. Coomer, Bobby D and Jennifer Whitson, Deborah W. and Joe Whitson, Bruce and Marilyn McDonald, Roger Neal and Donna McDonald, Barbara and Ray Newman, Peggy and Danny Grissom, Kevin and Sandra McDonald, Donald and Joanna McDonald, Wanda and Gene Luckett, Phillis A. and Yost Newman, Billy W. and Patsy Kirtley, and R&L Winn, Inc.
II. NOTICE REQUIRED
(a) Agreements and Guarantees in Connection with Equipment Financing

Security Agreement, dated October 20, 2008
Parties:	Phoenix Coal Corporation and Brandeis Machinery & Supply Company (as assigned to Komatsu)

28

Security Agreement, dated October 20, 2008
Parties:	Phoenix Coal Corporation and Brandeis Machinery & Supply Company (as assigned to Komatsu)

Security Agreement, dated December 1, 2008
Parties:	Schoate Mining Co., LLC and Komatsu Financial Limited Partnership

Security Agreement, dated February 16, 2009
Parties:	Schoate Mining Co., LLC and Brandeis Machinery & Supply Company (as assigned to Komatsu)

Security Agreement, dated February 16, 2009
Parties:	Schoate Mining Co., LLC and Brandeis Machinery & Supply Company (as assigned to Komatsu)
(b) Coal Lease Agreements

Coal Lease and Mining Agreement, dated December 2, 2005
Parties:	Terry Adkins and Renfro Equipment, Inc.

Surface Coal Mining Lease/Sublease Agreement, dated May 30, 2001
Parties:	Hilltop Haven, Inc. and Renfro Equipment, Inc.

Coal Lease and Mining Agreement, dated August 26, 2005
Parties:	Gon “Kevin” Huh and Renfro Equipment, Inc.

Surface Coal Mining Lease/Sublease Agreement, dated June 25, 2007
Parties:	Richard T. and Tonya L. Williams and Renfro Equipment, Inc.

Surface Mining Lease Agreement, dated October 23, 2003
Parties:	Bobby and Jonnie Dukes and R&L Winn, Inc.

Surface Mining Sublease Agreement (of Taylor Lease to the Dukes), dated October 20, 2006
Parties:	Bobby and Jonnie Dukes and R&L Winn, Inc.

Surface Mining Lease Agreement, dated May 24, 2006
Parties:	John Wesley Horn and R&L Winn, Inc.

Surface Mining Lease Agreement (Multiple Leases for Various Properties), dated
October 23, 2003
Parties:	Majorie Dukes and R&L Winn, Inc.

29

Surface Mining Lease Agreement (Multiple Leases for Various Properties), dated
December 22, 2003
Parties:	W. Edwin and Exie Bandy and R&L Winn, Inc.

Surface Mining Lease Agreement, dated January 13, 2004
Parties:	Kenneth R. Dukes and R&L Winn, Inc.

30

Schedule 4.3-1
Ownership
1. C&R Coal Company, Inc. (“C&R”). R&L Winn, Inc. owns 2,000 shares of common stock of C&R, representing 100% of the issued and outstanding common stock of C&R.
2. Charolais Coal Sales, LLC (“CCS”). PCC owns 100% of the membership interests of CCS.
3. Charolais Mining Company, LLC (“CMC”). PCC owns 100% of the membership interests of CMC.
4. Evergreen Mineral Co., Inc. (“Evergreen”). PCC owns 200 shares of common stock of Evergreen, representing 100% of the issued and outstanding common stock of Evergreen.
5. Old Liberty Equipment Co., Inc. (“Old Liberty”). PCC owns 200 shares of common stock of Old Liberty, representing 100% of the issued and outstanding common stock of Old Liberty.
6. Phoenix Coal Processing Company, LLC (“PCP”). PCC owns 100% of the membership interests of PCP.
7. R&L Winn, Inc. (“Winn”). PCC owns 1,000 shares of common stock of Winn, representing 100% of the issued and outstanding common stock of Winn.
8. Renfro Equipment Inc. (“Renfro”). PCC owns 100 shares of common stock of Renfro, representing 100% of the issued and outstanding common stock of Renfro.
9. Schoate Mining Co., LLC (“Schoate”). Evergreen owns one (1) unit of Schoate and Old Liberty owns one (1) unit of Schoate, which units together represent 100% of the issued and outstanding membership units of Schoate.
10. Phoenix Newco, LLC. PCC owns 100% of the membership interests of Phoenix Newco, LLC.

31

Schedule 4.3-2
Ownership
1. None at Closing, provided that the Buyer may designate Phoenix Reorganization Entities after the Closing pursuant to Section 6.12 of the Agreement and entities so designated shall conform to the requirements for Phoenix Reorganization Entities contained in Section 4.3 of the Agreement.

32

Schedule 4.5
Financial Statements
1. See attached Financial Statements.

33

CONSOLIDATED FINANCIAL STATEMENTS PHOENIX COAL CORPORATION 4 SUBSIDIARY December 31,2006

PHOENIX COAL CORPORATION & AFFILIATES Table of Contents December 31,2006 Independent Auditort Report 1 Consolidated Financial Statements Balance Sheet 2 Statement of Operations 3 Statement of Stockholdera’ Equity 4 Statement of Cash Flows — 5 Notes to Financial Statement 6

Mountjcy & Bressler INDEPENDENT AUDITOR’S REPORT To the Board of Directors Phoenix Cod Corporation & Subsidiaries We have audited the accompanying consolidated balance sheet of Phcsnfic Coal Corporation & Subsidiaries aj of December 31, 2006 and the related consolidated statements of operations, stockholders’ equity and cash flows for the year then ended. The consolidated financial statements are the responsibility of the Company’s management Our responsibility Is to express an opinion on the consolidated financial statements based on our audit We conducted our audit In accordance with auditing standards generafly accepted In the United States of America Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We befievo that our audit provides a reasonable basis for our opinion. in our opinion, the consoldatad financial statements referred to above present fairly. In ai material respects, the financial position of Phoenix Coal Corporation & Subsidiaries as of December 31,2008 and the results of their operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America Louisvlle, Kentucky April 30,2007 mountjoybr*” ktr.com 2300 WMartomt Pta« 175 East Main Street, SuMe 200 Th« trim Mansion ISOflynn Avenue, SuHalOO 335 W Main S«r**» Loington, Kentucky 40507 «0S Citrard Stiaat P.O. Bwittt loulnlVc. Xcfltucky 40202 Covinpon, Kentucky 41411 Frankfort, Kentucky 40601 1502) 992-1700 (859)155-4950 (459)431-1975 (502)227-9000 (502) 992-4700 fire (859) 2SS-2S7S fu UBS) 431-7771 fix (502) 227-9400 fa* An tndewndtnl Member of Bator TIty intwntficoal

PHOENIX COAL CORPORATION AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET December 31,2008 ASSETS Current Assets Cash and equivalents $8,307,088 Restricted cash 1,697,038 Investments 713,077 Trade accounts recefvable 1,582,136 Accounts receivable — other 203,365 Coal Inventories 256,383 Prepaid expanses and other current assets 246.119 Total current assets 13,005,214 Property, Plant and Equipment, net 13,397,672 Goodwill 9,927,059 Other Intangible Assets, net of accumulated amortization of $26,272 462,787 Other Assets 1.623.240 S 38.415.972 See accompanying Independent auditor’s report and notes to balance sheet

LIABILITIES AND STOCKHOLDER’S EQUITY Current Liabilities Trade accounts payable and accrued liabilities $3,505,762 Current portion of long-term debt — 3.31 Mg2, Total current liabilities 3,821,184 Reclamation liability 1,538,948 Lons-Term Debt, less current portion $3,315.422 14,044,163 Cthertong4erm liabilities 2,188,271 Stockholder’s Equity Common stock, $.001 stated value per share, 55,000,000 shares euthorized, 38,392,687 shares Issued and outstanding 38,393 Additional paid-in capital 21,051,649 Accumulated otter comprehensive loss (143,858) Accumulated deficit (7,118,7781 13,328,406 ?, 36,415,978

PHOENIX COAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENT OF OPERATIONS Year ended December 31,2006 Coal sales $16,276,283 Cost and Expenses: Cost of coal sales 14,348,085 Selling, general and administrative expenses 5,132,864 Depreciation and amortization 677.825 Loss from operations (3, B82,301) Other Income (Expense) Interest expense (1,102,999) Interest Income 30,960 Other, net (66.4381 ... (1.138,475) Loss before income tax expense {5,020,776) Income Tax (Benefit) Zm___See accompanying independent auditor’s report and notes to consolidated financial statements

PHOENIX COAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY For the year ended December 31,2006 Accumulated Additional Other Common Stock Paid-in Comprehensive Accumulated Shares Dollars Capital Income Deficit Total December 31,2003 14,190,000 $14,190 $3,360,310 $ — $ (2.098,002)3 1,276,498 Capital contribution 22,202,667 22,203 t7,044,115 — - 17,658,318 interest rate swap — • — (143,858) • (143,858) Share-based Compensation — - 47,224 — - 47,224 Netloas : ^___= -___(§,020,776) ($.02,0,771?) December31,2006 36,332,667 I 3MM «1.051.648 £ CL&S221 ¥ (7,113,778) m«ff.4W See accompanying Independent auditor’s report and notes to consolidated financial statements

PHOENIX COAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENT OF CASH FLOWS . Year ended December 31,2006 Cash Flow From Operating Activities Net I0SS $ (5,020,778) Adjustments to reconcile net loss to net cash used In operating activities: Depreciation and amortization 677,625 Loss on sale of property and equipment 148,686 Deferred tax provision Share-based compensation 47,224 In-kind Interest 179,192 Write off on license agreement 187,500 Changes in operating assets and liabilities: Accounts receivable (163,267) Inventories (266,383) Prepaid expenses and other assets 20,464 Trade accounts payable, accrued liabilities and other liabilities 741.623 Net cash used In operating activities (3,438,232) Cash Flow From Investing Activities Restricted cash (1,697,038) Investments (713,077) Payments for other assets principally mine development (1.433,147) Payments for property and equ^sment (1,024,018) Acquisition (13.610.1381 Net cash used In Investing activities (18,477,419) Cash Flow From Financing Activities Principle payments on long-term debt (3,147,149) Proceeds from long-term debt 15,839,958 Financing fees (489,059) Net proceeds from capital contributions 17.666.31 a Nat cash provided by financing activities 28.870.068 Net Increase In Cash and Equivalents 7,954.417 Cash and Equivalents, Beginning of Year 352.679 Cash and Equivalents, End of Year s fi.307.P9B Supplemental Disclosure: Interest paid * 91Q 797 See accompanying independent auditor’s report and notes to consolidated financial statements

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31, 2006 NOTE A-NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Qperatlona: Phoenix is headquartered in Madisorwille, Kentucky with satellite offices in Champaign, Hinds and Louisville, Kentucky. The Company is engaged in the production and sale of steam coal to utilities and Industrial fuel consumers. Formed in July 2004 as a Delaware C corporation, the Company was originally named Dynamic Separations, Inc. (“DSP). Principles of Combination: The Consolidated Company’s consolidated financial statements include Phoenix Coal Corporation and its affiliates, Schoate Mining Company, LLC, Crittanden County Coal, Inc. and R & L Winn, Inc. and Old Liberty Equipment Company and Evergreen Mineral Company, inc. AJ significant intercompany transactions have been elimfoated. Use of Estimates: The preparation of the consolidated financial statements in conformity with accounting principles generaly accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liaMWea and disclosure of contingent assets and liabilities at the date of the consoOdated financial statements and the reported amounts of revenues and expenses during Ihe reporting period. Actual results could differ from those estimates. Cash and Equivalents: For purposes of reporting cash flows, the Company considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash or cash equivalents. Accounts Receivable: Trade accounts receivables are recorded at the invoiced amount and do not bear interest. Customers are primarily Investment grade companies and quasi-governmental agencies. As a result, we have not experienced any instances of non-payment and do not currently maintain an allowance for doubtful accounts. Management monitors customers closely and will record an allowance if trade account balances become potentially uncoltectfble. Inventory: Inventory Is maintained on a perpetual basis. The Company uses an average cost per ton ranging from $21.85 to $25.22 on a “clean” coal basis. The Company accounts for parts inventory using the original cost on a first-in-first-out basis. Parts Inventory Is Included In other current assets. Property and Equipment: Purchased property and equipment are stated at cost. The Company provides for depreciation of the purchased depreciable assets on the straight-line basis with useful lives that range from 5 to 10 years. Depredation expense was $602,723 for the year ended December 31,2008. The cost of assets sold, retired or otherwise disposed of and the related allowance for depreciation are eliminated from the accounts and any resulting gafei or loss is included in operations. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Interest cost fs capitalized for qualifying assets during the period In which the asset Is being installed and prepared for its Intended use. Capitalized interest cost is amortized on the same basis as the related depredation. Interest costs capitalized were $48,082 in 2006. Consistent with Statement of Financial Accounting Standards (SFAS> No 144, Accounting for We Impairment or Disposal of Long-Lived Assets, the Company evaluates long-lived assets for Impairment and assesses their recoverabilfty based upon anticipated future cash flows. If facts ami circumstances lead the Company’s management to believe that the cost of one of Its assets may be Impaired, the Company will reduce the carrying amount to fair value to the extent necessary. Continued

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31,2006 NOTE A - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -CONTINUED Deferred Mine Coats: Deferred mine costs represent the costs incurred to prepare future mine sites for mining and are amortized over the Ufa of the mine sila Deferred mine expense for the year ended December 31,2008 was $471,825. Asset Retirement Costa: The Company follows Statement of Financial Accounting Standards (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations,” which addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. For the Company, asset retirement obligation expense represents the systematic accretion and depredation of future mine reclamation costs, which Includes the costs to reclaim the land disturbed during the mining process and the removal of mine facilities, equipment, transportation and other support facilities. Asset retirement obligation expense is the depreciation of future mine reclamation costs as described above. Goodwin and Other Intangible Assets: Goodwill Is tested at least annually for Impairment in accordance with SFAS No. 142, GoodwW and Other Intangible Assets. Intangible assets are amortized over their respective useful fives on a straighWIne baslB. Deferred Financing. Fees: Deferred financing fees are amortized to interest expense over the life of the related loan. Unamorflzed deferred financing fees were $462,787 at December 31,2008. Prepaid Royalties Rights to leased coal lands are often acquired through royalty payments. Where royalty payments represent prepayments recoupable against production, they are recorded as a prepaid asset, and amounts expected to be recouped within one year are classified as a current asset. As mining occurs on these leases, the prepayment is charged to cost of coal sales. Revenue Recognition: Under SEC Staff Accounting Bulletin No. 104, Revenue Recognition, we recognize revenue when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2} delivery has occurred or services have been rendered, (3} the seller’s price to the buyer Is fixed or determinable, and (4) collectibiHty Is reasonably assured. In the case of coal we mine and sell, we negotiate a specific sales contract with each customer, which Includes a fixed-price per ton, a delivery schedule, and terms for payment Royalty Expense: The coat that the Company mines belongs to other entitles. The Company acquires the right to mine and sell the coal through various leases. These leases require the Company to pay a royalty to the owners of the land and the minerals being mined. Royalty expense for the year ended December 31, 2008 was $1,579,355. income Taxes: Deferred Income taxes are provided for temporary differences arising from differences between the financial statement and tax basis of assets and liabilities existing at each balance sheet date using enacted tax rates expected to be in effect when the related taxes are expected to oe paid or recovered. Continued

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31,2006 NOTE A - NATURE OP OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -CONTINUED Accounting Pronouncements: On January 1,2008, the Company adopted the Emerging Issues Task Force Issue No. 04-6, Accounting tor Stripping Costs to the Mining Industry (“EfTF 04-6”). EITF 04-8 appOes to stripping costs Incurred in tha production phase of a mine for the removal of overburden or waste materials for the purpose of obtaining access to coal that wiB be extracted. Under EITF 04-8, stripping costs incurred during the production phase of the mine are variable production costs that are included In the cost of inventory extracted during the period tie stripping costs are Incurred, As of January 1,2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Shars«Based Payment (“Statement No. 123R”), which requires companies to measure compensation cost In the statement of Income for all share-based payments (Including employe* stock options) at fair value. Prior to the adoption of Statement No. 123R, the Company accounted for is stock options under the Intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employes* CAPB25”) and related interpretations, as permitted by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation , as amended by Statement of Financial Accounting Standards No. 148, Accounting, for Stack-Based Compensation -Transition and Disclosure (“Statement No. 123*). The Company adopted Statement No. 123R using the prospective method. Under this method, compensation cost for share-based payments to employees Is based on their grant-date fair value from the beginning of the fiscal period in which the recognition provisions are first applied. Measurement and recognition of compensation cost for awards that ware granted prior to, but not vested as of, tha date Statement No. 123R was adopted are based on the same estimate of the grant-date fair value and the same recognition method used previously under Statement No. 123. The Company uses the Btacfc-Scholas option pricing model for its options to determine tha fair value. Statement No. 123R also requires the benefits of tax deductions In excess of recognized compensation cost to be reported as a financing cash flew, rather man as an operating cash flow. Prior to the adoption of Statement No. 123R, the Company accounted for its stock options under the intrinsic value method prescribed by APB 25 and related interpretations bs permitted by Statement No. 123.

PHOENIX COAL CORPORATION 4 AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31,2006 NOTE B-ACQUISITIONS In 2006, the Company made a series of acquisitions of coal production and reserves as follows: » Sohoate Mining Company — Company acquired stock of Evergreen Mineral Co. and Old Liberty Equipment Co., each of which owned 50% of Schoate, in June 2006. Consideration included cash, assumption of liabilities and $400,000 in common stock of ttie Company. • R&L Winn — Company acquired stock and R&L Wlrwi in July 2006. Consideration included cash and assumption of ffabiRUes. * Taylor famify assets — Company acquired stock and assets of Taylor family holdings Including Crrttenden County Coal in July 2008. Consideration Included cash and assumption of UabSftles. The fair values of assets acquired and nabrfibes assumed at the acquisition date are as follows: Schoate R&L Taylor Mining Wing Property Total Current assets $3,417.202 3 131,387 $6,674 5 3.555,733 Property and Equipment 8,071,115 1,289.200 2,604,207 9,844,522 Reserves • 250,000 150,000 400,000 Goodwill 8,150,421 673.322 2,873,055 9,696,798 Assumed Liabilities t3.S88.7551 (528,156) (3,860.934) r7.977.835t ? 12.049.gg3 ? 1,796,233 1 1,773,013 S 15,612,2,19 The accompanying consolidated financial statements induce operations of the subsidiaries from the date of acquisition through December 31,2006. NOTE C—PROPERTY AND EQUIPMENT, NET Property and equipment consists of the following as of December 31,2006: Land $2,026,968 Building and Improvements 25,424 Preparation plant 1,214,697 Mining equipment 10,564,757 Office equipment 195,962 Vehicles 91.36 ft 14,119,173 Less accumulated depreciation and amortization (721.601) $13,397672

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31,2006 NOTE D-DEBT Tha Company has a 52 million secured rfne-of-credlt agreement with Fifth Third Bank for working capital purposes. The line-of-credit Is collaterallzed by all general business assets of Phoanix Coal Corporation, including but not limited to aD equipment now owned and hereafter acquired, accounts receivables and inventory. The line bears Interest at he Libor rate plus 2.72%. The Company had no outstanding balance on the llne-of-credit at December 31, 2006. Under the debt agreement, the Company Is subject to certain debt covenants. As of December 31,2006. the Company was in compliance with all debt covenants or received a waiver, in April 2007, the line of credit was amended to Increase the available Una to $3.4 million and increase interest to libor to 4%. In December 2006, the Company received a $500,000 advance as part of a bridge financing agreement associated with an acquisition completed in January 2007. The advance was repaid In January 2007 and reissued as part of the full bridge financing of $3.5 milKon (See Note K). Long-term debt at December 31,2006 consisted of the fotfowlng; Note payable to bank of $41,667 plus Interest starting January 2007 with interest at Libor plus 2.75% (8,1% at December 31, 2006}. Payments are made In monthly installments. The loan is collaterallzed by all assets and has a maturity date of December 2011. $1,339,058 Equipment notes payable, interest at 6.22%. Payments are made in monthly Installments. The loan is coBateraBzed by related assets and has maturity dates through June 2008. 1,157,017 Note payable to bank with interest at Libor plus 2.75%, Monthly payments of $116,667 plus interest beginning January 2007. Loan is collaterallzed by substantially all assets and has a maturity date of December 2011. 7,000.000 Subordinated note payable — MVC Capital with Interest payable quarterly at 15% per annum. Interest in excess of 10% to be rolled into principal Holder has option on June 8, 2007 to convert Interest to shares or common stock at defined value with same option June 2008. 7,179,192 Advance on bridge financing (see above) 500,000 Advanced coal purchase, repayable monthly through December 31,2007, interest at 2.8% 183.418 17,369,583 Less: current maturities f3.3lS.42ft IHW.1W Expected maturities of notes payable are as follows: 2007 $3,315,422 2.325,017 1,739,950 1,400,000 8,679,199 ill7 i?ngi5u3 Continued

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31.2008 NOTE D-DEBT - Continued in 2006,the Company entered into an Interest rate swap transaction whereby the interest payments on a notional dollar amount of $7 million are converted to a fixed rate of 8.10% compared to a variable rate of UBOR remeasured on a quarterly basis. The swap agreement Is tor 6 years expiring December 2011. The Company has designated this agreement as a cash flow hedge. The value of the derivative as of December 31, 2005 amounted to $143,858 and the related liability Is included in accounts payable and accrued liabilities. NOTE E-4NCOME TAXES The components of the Income tax expense are: Current $ Deferred s___S i— A reconciliation of differences between the statutory U.S. federal Income tax expense (benefit) and the Company1 s effective tax benefit follows: U.S. statutory rate $ (1,691,532) State taxes, net of federal benefit Permanent items (94,178) Valuation allowance 1.785.71Q Income tax expense t The income tax expense attributable to discontinued operations presented on the consolidated statement of operations Is reflective of statutory tax rate as differences noted above were attributable to continuing operations. The expense for Income taxes includes federal and state income taxes currently payable or receivable and those deferred or prepaid because of temporary differences between the financial statement and the tax basis of assets and liabilities. The Company records income taxes under the liability method. Under this method, deferred income taxes are recognized for the estimated future tax effects of differences between the tax basis of assets and liabilities and their financial reporting amounts based on enacted laws. The deferred tax assets and liabilities recognized in the consolidated balance sheet are comprised of the following: Deferred tax assets: Net operating loss carry forwards and tax credits $2,977,666 Share based cmmpensat’on 18,900 Other 31.371 3,028,237 Deferred tax liabilities: Tax over book depreciation (1,228.559) 1,801,878 Valuation allowance fl.aoi.878i Net deferred tax ft Continued

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31,2006 NOTE B-4NCOME TAXES — Continued As a result of losses from operations, management has recorded a valuation allowance against the total deferred tax asset as they do not believe Ft Is more likely tfian not these assets will be realized. At December 31, 2006, the Company had available net operating loss carryforwards, to reduce future taxable income, of approximately $7,000,000. NOTE F-C0NCENTRAT1ONS For Ova year ended December 31, 2008, the Company’s two primary customers comprised approximately 93% of coal sales. Accounts receivables due from the two primary customers were $960,795 at December 31,2006. NOTE C-COMIUUTMENTS AND CONTINGENT LIABILITIES In the normal course of business, the Company makes various commitments and Incurs certain contingent liabilities including Eabflltlea related to reclamation costs and financial obligations in connection w»» mining permits that are not reflected in the accompanying balance sheet The Company does not anticipate any material losses as a result of these transactions. According to KRS Chapter 350, the Company is required to post reclamation bonds to assure the reclamation work la completed Outstanding reclamation bonds totaled approximately $8 million at December 31,2006. The Company leases certain office space and mining equipment over long-term operating leases running through 2009. The office lease contains an automatic renewal on a monthly basis for an additional two years after the Initial term which has bean Included In the summary. Future minimum lease commitments as of December 31 under noncancalable operating leases are as follows: 2007 $1,154,640 2008 1,126,880 2009 334,620 2010 34.320 3 2,650,470 A significant amount of the Company’s coal reserves are controlled ftrough leasing arrangements and non-cancellable royalty lease agreements under which future minimum lease payments are due.

PHOENIX COAL CORPORATION * AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31.2006 NOTE H—COM MON STOCK The Company has conducted four separate equity transactions (n which It issued common stock. Although each transaction was designated as a new series, the stock issued for each series was all common stock with the same rights and privileges. A summary of the transactions follows: Per Common Paid-in Shares Share Stock Caplt?) ipJa! Inittaf-Common 12,750,000 $ .19 $12,750 12,641,763 9 2,654,513 Series A 8,370,000 .50 8,370 4,176,630 4,185,000 Series B 9,170,000 .75 9,170 8,868,330 8,877,500 Series C 6.102.6B7 125 6.103 ,.7,622,231 7,628,334 3g.392.gg7 3 36383 21,308,954 21,345,347 Expenses (304,5291 (3Q4,g29) 821004.425 S2j.ft4Q.a-f 8, In January 2007, the Company completed the Series C transaction resulting In the issuance of an additional 831,440 shares and $1,039,300 fri proceeds. NOTE l-STOCK INCENTIVE PLAN The Company’s Stock Incentive Man (the “Incentive Plan”) reserved 3,057,000 shares of the Company’s common stock for awards to officers, other selected key management employees and members of the Board of Directors of the Company. The Incentive Plan provides the Board of Directors with the flexibility to grant either incentive or nonstatutory stock options (“Awards”). The Incentive Plan calls for the adjustment of shares awarded under the plan in the event of a split Stock options are generally subject to vesting provisions of 25% at the end-of-year one from the date of grant and then evenly over 48 months. The options are granted at a price equal to 100% of the fair value of the Company’s common stock on the date of grant and have a ten year term. Information regarding stock option activity under the Incentive Plan follows for the year ended December 31,2006; Option Average Common Exercise Contract Shares Price , Ufo Options outstanding at January 1 2,250,000 $ .25 10 Granted 820,000 .50 10 Exercised Cancelled f25.0001 .50 Options outstanding at December 31 3.045.000 Options exercisable at December 31 1-383.628 8 .25, Continued

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31,2006 NOTE 1-STOCK INCENTIVE PLAN — Continued Compensation cost of stock option grants is recognized straight-line over the options’ vesting periods. Compensation expense related to stock options for the ysar ended December 31,2006 was $47,224. As of December 31, 2006, there was approximately $207,000 of unrecognized compensation cost related to the unvested stock options. The options’ fair value was determined using the Black-Schcles option pricing model. Expected vdafih’Ues are based on comparable company historical stock movement, and other factors. The cost relating to the stock-based compenaatton plans !s Included in selling, general and administrative expenses in the accompanying Consolidated Statement of Operations. Weighted average fair value per share of options granted $ .28 per share Assumptions (weighted average): Risk free interest rate 4.52% Expected dividend yield 0.0 Expected volatility 0.40 Expected life (in years) 10.0 NOTe J-RELATED PARTY TRANSACTIONS The Company regularly enters Into transactions with shareholders and/or affiliated entities that have some level of common ownership with the Company. A summary of the related party transactions and balances for the year ended and as of December 31,2006 follows; Sales $2,466 Expenses: Consulting fees 766,000 Rent 27,230 Miscellaneous 5,393 Accounts receivable 57,655 Accounts payable 16,464

PHOENIX COAL CORPORATION & AFFILIATES NOTES TO FINANCIAL STATEMENTS December 31,2006 NOTE K-SUBSEQUENT EVENTS In January 2007, the Company completed the following transactions; • On January 2,2007, the Company completed an asset and stock acquisition agreement related to CharWais Corporation and related entities for a total consideration of $21.7 million principally allocated as follows: Real property $600,000 Plant and equipment 14,000,000 Minerals 1,500,000 Goodwill 5,gCQ,pQQ, As part of the purchase transaction, the sailer provided financing amounting to $3.5 mfflton. The note accrued Interest at 8.75% and matured January 31,2007. The note was repaid through the proceeds of the bridge financing noted below. The Company also entered into a note with the seller amounting to $9.2 million with fixed rate of interest at 8.75%. The note matures June 30, 2007. The seller also received 434,640 common shares of Company stock at a $1.25 per share value as part of the transaction. • In connection with the above acquisition, the Company entered into a new credit agreement on January 25, 2007 amounting to $4,135,600 denominated in Canadian dollars (approximately $3.5 minion in U.S. dollars). The note payable accrues interest at 12% per annum and is repayable on or before June 29,2007. In addition to the interest, the Company paid a bonus to the creditor of $262,500 which was payable with 210,000 shares of common stock at a value of $1.26 per share.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Phoenix Coal Corporation & Subsidiaries

We have audited the accompanying consolidated balance sheets of Phoenix Coal Corporation & Subsidiaries (the Company) as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2007, 2006 and 2005. (See Note A). The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Phoenix Coal Corporation & Subsidiaries as of December 31, 2007 and 2006 and the results of their operations and cash flows for the years ended December 31, 2007, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company has incurred a net loss for fiscal years 2007, 2006 and 2005 and had a working capital deficiency of $18,636,258 as of December 31, 2007. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

"Mountjoy & Bressler LLP"

Louisville, Kentucky
May 2, 2008 except for Note L as to which the date is June 13, 2008.

F-13

PHOENIX COAL CORPORATION & SUBSIDIARIES CONSOLIDATED BALANCE SHEETS December 31 2007 2006 ASSETS Current Assets Cash and equivalents $381,374 $8,307,095 Investments 153,100 713,077 Trade accounts receivable ‘. 4314,385 1,582,136 Accounts receivable —other 16,858 203,365 Coal inventories 1,072,697 256383 Prepaid expenses and other current assets 526,664 246,119 Total current assets 6,465,078 11,308,176 Property, Plant and Equipment, net 29,028382 13,397,672 Restricted Cash 2,312,500 1,697,038 Goodwill 32,393,227 9,927,059 Mine Development Costs, net of accumulated amortization of $210,658 in 2007 and $0 in 2006 1,464,831 471,825 Deferred Financing Flees, net of accumulated amortization of $54,545 in 2007 and $26,272 ul 2006 545,455 462,787 Other Assets 1,116,838 1,151,415 S 73,326,511 $38,415,972 UABHXTXES AND STOCKHOLDERS’ EQUITY Current Liabilities trade accounts payable and accrued liabilities ,,... $8,896,898 $3,505,762 Seller provided financing 7,794,000 — Notes payable 6,072,240 — Current portion of long-term debt 2338,198 3,315,422 Total current liabilities 25,101,336 6,821,184 Reclamation liability , 3,757353 1,536,948 Long-Term Debt, less current porlion 7,348,915 14,044,163 Other long-term liabilities 707,796 2,188371 Stockholders1 Equity Preferred stock, cumulative and convertible $.001 stated value per share, 40,000,000 shares authorized, 37,190,267 shares issued and outstanding 37,191 — Common stock, $.001 stated value per share, 105,000,000 shares authorized, 37,701,440 shares in 2007 and 345392,667 shares in 2006 issued and outstanding 37,701 36,393 Additional paid-in capital 67,984,236 21,051,649 Accumulated other comprehensive loss — (143358) Accumulated deficit (31,648,017) (7,118,778) 36,411,111 13,825,406 $73326^11 $38,415,972 See accompanying independent auditor’s report and notes to consolidated financial statements

PHOENIX COAL CORPORATION & SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS For the Years Ended December 31 2007 2006 2005 Coal sales $67,184,104 $16,276,283 $92^40 Cost and Expenses: Cost of coal sales 62,175,073 14,348,095 849,473 Selling, general aad administrative expenses 14,920,851 5,132,864 970,660 Depreciation and amortization 3,143,365 677,625 55,353 Goodwill impairment 2,873,055 —¦ — 83,112344 20,158,584 1,875,486 Loss from operations , (15,928,240) (3,882^01) (1,782,646) Other Income (Expense) Interest expense, including financing Eee amortization (5,044,174) (1,102^99) (1,599) Interest income 106,692 30,960 2^511 Foreign currency adjustment (498,794) — — Other, net.. .’ (1,816,730) (66,436) 12JK5 (7,253,006) (1,138,475) 12,967 Loss before income tax expense (23,181,246) (5,020,776) (1,769,679) Income Tax 70,155 — — Net loss 3(23,251,401) $(5,020,776) (1,769,679) Basic net loss per share $ (.63) $ (.20) $ (.14) Weighted average common shares outstanding 37,141,490 25,358,789 12,787,041 See accompanying independent auditor’s report ami notes to consolidated financial statements

PHOENIX COAL CORPORATION & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
For the years ended December 31, 2007, 2006, and 2005

	Common Stock		Preferred Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Income	Accumulated Deficit	Total
	Shares	Dollars	Shares	Dollars				
December 31, 2004	6,111,684	$ 6,112	—	$ —	$ 1,161,388	$ —	$ (328,323)	$ 859,177
Capital contribution — common stock	8,078,316	8,078	—	—	2,178,922	—	—	2,187,000
Net loss	—	—	—	—	—	—	(1,769,679)	(1,769,679)
December 31, 2005	14,190,000	14,190	—	—	3,360,310	—	(2,098,002)	1,276,498
Capital contribution — common stock	22,202,667	22,203	—	—	17,644,115	—	—	17,666,318
Interest rate swap	—	—	—	—	—	(143,858)	—	(143,858)
Share-based compensation	—	—	—	—	47,224	—	—	47,224
Net loss	—	—	—	—	—	—	(5,020,776)	(5,020,776)
December 31, 2006	36,392,667	$36,393	—	—	21,051,649	(143,858)	(7,118,778)	13,825,406
Capital contribution — common stock	1,591,440	1,591	—	—	1,987,696	—	—	1,989,287
Capital contribution — preferred stock	—	—	36,207,600	36,208	43,371,732	—	—	43,407,940
Common shares converted to preferred shares	(982,667)	(983)	982,567	983	—	—	—	—
Exercise of stock options	300,000	300	—	—	124,700	—	—	125,000
Interest rate swap	—	—	—	—	—	143,858	—	143,858
Share-based compensation — options	—	—	—	—	948,859	—	—	948,859
Share-based compensation — restricted stock	400,000	400	—	—	499,600	—	—	500,000
Dividends	—	—	—	—	—	—	(1,277,838)	(1,277,838)
Net loss	—	—	—	—	—	—	(23,251,401)	(23,251,401)
December 31, 2007	37,701,440	$37,701	37,190,267	$37,191	$67,984,236	$ —	$(31,648,017)	$ 36,411,111

See accompanying independent auditor's report and notes to consolidated financial statements

F-16

PHOENIX COAL CORPORATION & SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS Far the Years Ended December 31 2007 2006 2005 Cash Flow Prom Operating Activities Net toss $(23051,401) $(5,020,776) J(l,769,679) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortteation •. 4,145,230 677,625 55053 Loss tm sale of property and equipment 1,810,138 148,686 — Interest rate swap 224,686 — — Rsreign currency lass .. 81,227 Share-based compensation 1,448,859 47,224 — Goodwill impairment 2073055 — — In-kind interest 350^300 179,192 — Vfttte off on license agreement — 187,500 — Reclamation liability 1,244,438 — — Changes in operating assets sod liabilities: Accounts receivable (2045,742) (163,287) (117,524) Inventories (816,314) (256083) — Prepaid expense* and other assets (280045) 20,464 (345) Trade accounts payable, accrued liabilities and other liabilities 5010,299 741,523 274,407 Net cash used in operating activities (9,406,060) (3,438032) (1057,788) Cash Flow Vtam Investing Activities Restricted cash (615,462) (1,697,038) — Payments for investments 559,977 — — Proceeds from sales of investments — (713,077) — Payments tor Other assets principally mine development and mineral rights (1039042) (1,433,147) (250093) Proceeds from sale of property and equipment 6006073 — (733,110) Payments for properly and equipment (1,549,511) (1,024,018) — Acquisitions (31092,433) (13010039) — Net cash used in invatin| tctbitla* (28030098) (18,477,419) (983003) Cash How From Financing Activities Principal payments on long-term debt (21,618,644) (3,147,149) (T6*3*7) Proceeds from long-terra debt 4,660,042 15039058 — Proceeds from short terra nates 5,991,013 — 220,000 Payments on equipment financing (1,007,250) — — Financing toes (222032) (489059) — Decrease in other long terra liabilities (580/482) — — Net proceeds from capital contributions 42,488,589 17,666318 2,187000 Net cash provided bj financing activities 29,711036 29,870068 2030,653 Net (Decrease) Increase In Cash and Equivalents (7,925,722) 7,954^17 (210338) Cash and Equivalents, Beginning <rf Kar 8007,096 352079 S63017 Cash and Equivalents, End of Year $381074 $8007096 $352079 Supplemental Dlsdcrans Intcrcstpaid $3,708,418 $910,797 $ t,599 Non-Cash Investing and financing Activities! ScOer provided financing of acquisition $7,794000 $ — $ — Seller provided financing for equipment purchases $10093081 $ — $ — Stock issued in connection with acquisition t S430QO $ — $ — Stock issued for financing fees , i 862000 $ — S — See accompanying independent auditor’s report and notes to consolidated financial statanents

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 3% 2007,2006* and 2005 NOTE A— NATURE OF OPERATIONS AND SUMMARY O* SIGNIFICANT ACCOUNTING POLICIES Natum of Qpemtleru? Phoenix Cod Corporation & Subsidiaries (the “Company”) ii headquartered in Madlsoiwule, Kentucky with satellite offices in Ouunpaigb, Illinois and Loufsvflie, Kentucky. The Company is engaged in tho production and sale of steam coal to utUftiea and industrial fuel consumers. Formed en July 2004 at a Delaware C corporation, the Company was originally named Dynamic Separation*, Inc. (“DST*). Principles of Consolidation; The Company’s consolidated financial statements Include Phoenix Coal Corporation and its affiliates Scaoate Mining Company, (XQ R & L Winrt, Btcj Crtttenden County Coal, lie; Evergreen Mineral Company, lac; Old liberty Equipment Company, Inc; Maroon Sedamadoo IXC; Phoenix Coal Processing Company, LLQ Dynamic Separations, 1XQ Oiaralais Mining Company, LLQ Charolaia Coal Sale*, IXC and Pact Resources, IXC. Basis of Presentation: The Company’s consolidated financial statements have been prepared on the going concern basis which contemplate* the realization of assets and liquidation of liabilities in the normal coarse of business. As shown in the accompanying financial statements, the Company ha* incurred net losses of $23,251,401, $5,020,776, and $1,769,679 for the year* ceding December 31, 2007,2006, and 200% respectively. The 03nroairy%curxoi«liab^ continue as a going concern Is dependent on management’s ability to raise required funding through future equity issuances, asset sale* or a combination thereof and increase cash flow through improved operating results. Thtj» consoJidated fim™^l stalenKntj tiq not iodude ajiy adjustments to the recoveiabUity and classification of recorded asset amount* and classification of liabilities that slight be necessary, should the Company be unable to continue a* a going concern. All monetary referent*! expressed herein are references to United States dollars. Use of Estimate* The preparation of the consolidated financial statements in conformity wit* accounting principles generally accepted in the United States of America requires management to reake estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and lUbmties at the dato rf the conMlidated financUl Jtaten^nB and ti»e report^ anwunta of revenues and expenses during the reporting period. Actual results could differ from those estimates. Cash and Equivakna: Ror purposes of reporting cash flows, the Company considers aU auh accounts that are not subject to withdrawal restrictions or penalties to be cash or cash equivalents. Account! Receivable: Trade accounts receivables are recorded at the Invoiced amount and do not bear Interest Customers are primarily investment grade companies and quasi-gOTommenlal agencies. As a result, the Company has not experienced any instances of non-payment and do not currently maintain an allowance tor doubtful accounts. Management monitors customers closely and will record an allowance if trade account balances become potentially uncollectible. hmtnlory; Inventory is maiatataed on a perpetual basis. The Company value* inventory at the lower of cost or market with cost determined using average cost per ton. Inventory values ranged from $21.99 to $29.02 and $2135 to $23XL In 2007 and 2006; respectively. These ranges are stated on a “dean” coal baste. The Company accounts for parts inventory using the original cost on a flrst-in-flrst-out basis. Parts inventory Is Included in other current assets. Properly and Equipment: Purchased property and equipment are stated at coat The Company provides tor depreciation of the purchased depreciable assets on the straight-line basis with useful lives that range from 3 to 10 years. Depredation expense for th e years ended December 31, 2007,2006, and 2003 were $2,652,542, $602,723, and $47,920, respectively. The cost of assets sold, retired, or otherwise disposed of and the reliited *Uowan« tor deprmation is eliminated frorn the accounts arid any resulting gain or loss is included in operations. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for major renewals and beltermenta that extend the useful live* of property ami equipment are capitalized. Interest cost is capitalized for qualifying assets during the period In which the asset is being installed and prepared for its intended use. Capitalized interest cost is amortized on the same basis as the related depredation. Interest costs capitalized far the periods ended December 31,2007,2006 and 2005 were $0, $46,682 and $0, respectively. Consistent with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting fir the Impairment or Disposal of Leng-ZJvcd Assets, the Company evaluates long-lived assets for impairment and assesses their reeoverabiUty based upon anticipated future cash flows. If tacts and circumstance! lead the Company’s management to believe that the coat of one of its assets may be impaired, the Company will reduce the carrying amount to lair value to the extent necessary. Mine Development Costs Mine development costs represent the costs incurred to prepare future mine sites for mining and are amortized over the life of the mine site. Aa of December 31,2007 and 2006, the net book value of mine development costs included $882396 and $471,323, respectivery, attributable to properties where the Company was not currently mining and, therefore, the mine development costs were currently not being amortized. Mineral Reserves and Mining Righto: Mineral reserves and mining rights, which an included in Other Assets, are recorded at cost, or at fair value in the case of acquired businesses. As of December 31, 2007, the net book value of mineral reserves totaled S$89,434. This entire

PHOENIX COAL C0RFOKATI0N & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31, 2007, 2006, and 2005 NOTE A— NATURE 0* OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) amount is attributable to properties when the Company was not current]; engaged In mining operations and, therefore, the assets-were not currently being depleted. There were no mineral reserves recorded on the balance sheet at December 31,2006. Goodwill and Other faumgjbk Assets: Goodwill Is tested at least annually for impairment to accordance with SPAS No. 142, Goodwill and Other Intangible Assets. Intangible assets are amortized over their respective useful lives on a straight-line basis, to June 2007, the Company dosed itl OMteoden County Coal mining operation due to uneconomical mining conditions. As a result of the dosing, the Company deducted from its operating results goodwill impairment of 12373,(03 and unamortued mine development costs of $244,849.” Deferred Financing Fees: Deferred financing fees are amortized to interest expense over the lire of the related loan. Unamortized deferred financing fees at December 31,3007 and 2006 were $545,453 and $462,787, respectively. Interest paid, as a supplemental disclosure on the Consolidated Statement of Cash Flows, includes cash paid for deferred financing fees. Prepaid Royalties Rights to leased coal lands are often acquired through royalty payments. Where royalty payments represent prepayments recoBpable against production, they are recorded as a prepaid asset, and amcnrnti effected to be recOTrwd within one year are classified a» a current asset. As mining occurs on these leases, the prepayment is charged to cost of coal safes. Ami Statement Obligation!: SH4S No. 143, “Aecountrnj *» Asset Retirement ObRgattens” (“S7AS No. 14}”) addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived asset! and the associated asset retirement costs, fhe Company’s asset retirement obligation (“AKO”) liabilities primarily consist of spending estimates related to reclaiming surface bad and support faculties at both, surface and underground mioes in acconiaiwe widi fede^ and state redaraation Jaws as defined by each mining permit The Company estimates Its ARO liabilities fee final reclamation and mtae closure based upon detailed engineering calculations of the amount and tuning of the future cash spending for g third parry to pcrfonn the required work. Spending estimates are escalated for inflation and then discounted at the credit-adjusted risl-free rate. The Company records an ARO asset associated vdeh the discounted liability for fins! reclamation and nine closure. The obligation and corresponding asset are recognized in the period in which the liability is incurred. The ARO asset is amortized on the units-of-production method over its expected life and the ARO liability is accreted to the projected spending date. As changes m estimates occur (such as mine plan revisions, changes in estimated costs or changes hi timing of the performance of reclamation activities), the revisions to the obligation and asset are recognized at the appropriate credit-adjusted risk-free rate. The Company alio recognizes an obligation for contemporaneous reclamation uobUWes Incurred as a result of surface mining. Contemporaneous reclamation consists primarily of grading, topsoil replacement, and rovegetation of backfilled pit areas, A progression of the reclamation liability recorded on the balance sheet is as follows: 2007 2006 Balance at beginning of year $1,536,948 $ — Acquisitions 821,000 1,514,443 Accruals 1,339,052 22^00 Accretion , 60,353 — Balance at end of year $3,757,353 $1.536.948 Revtnus Recognition: The Company recognizes revenue when all of the following criteria an met (1} persuasive evidence of an arrangement exists, (2) delivery h as occurred or services have been rendered, (3) the seller’s price to the buyer Is fixed or deterrnuiable, and (4) CQllcctability la reasonably assured. In the case of coal that Is mined and sold, a specific sales contract is negotiated with cash customer, which includes < feed-price per fern, a delivery schedule, and terms for payment Royalty Expense: The coal that the Company mines belongs to other entitle*. The Company acquires the right to mine and sell the coal through various leases, These leases require the Company to pay a royalty to the owners of the land and the minerals being mined. Royalty expense for the years ended December 31, 2007, 2006, and 2005 were $331,015, $841,391, and $0, respectively. Income Ttuet: Deferred income taxes are provided for temporary differences arising front differences between the financial statement and tax basis of assets and liabilities existing at each balance sheet date using enacted tax rates expected to Iwta effect when the related taxes are expected to be paid or recovered. Accounting Pronouncements On January 1, 2006, the Company adopted the Emerging Issues Task Force Issue No. 04-6, Accounting for .W«a^Ce^«iite.Ml»«i^.liiAuiry{“EOT removal of overburden or waste materials for the purpose of obtaining access to coal that will be extracted. Under B3TF 04-6, stripping ousts incurred during the production phase of the mine are variable production costs that are included in the cost of inventory extracted during the period the stripping costs are incurred.

PHOENIX COAL CORK>HATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31, 2007, 2006, and 2005 NOTE A—NATURE OF OPERATIONS AND SUMMARY OT SIGN1IJCANT ACCOUNTING FOUCIES (Cwrtfautd) As of January 1,2006, the Company adopted Statement of Financial Accounting Standards No, 123 (revised 2004), Share-Based Payment (“Statement No. 123R”), which required companies to measure compensation cost in the statement of income for all share-based payment (including employee stock options) at fair value. Prior to tbs adoption of Statement No. 123R, the Company accounted for its stock optioni under the intrinsic value method prescribed by Accounting Principle* Board Opinion Ha. 25, Accounting for Stock. Issued to Employees (“AFB 25”) and related interpretation!, ax permitted by Statement of Financial Accounting Standard? No. 123, Accounting for Stock-Based Compensation, as amended by Statement of Financial Accounting Standard* No. 148, Accounting for Stock-Based Compensation. In June 2006, [be Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FAS109, Accounting for Income taxes (FIN 46% to create a angle model to address accounting for uncertainty in tax positions. HN 4S clarifies the accounting for irtfx>meuxes\ representing a nunimn^ before beu^ reeojprfzed in Ihe finandal statements and penalties, accounting in Interim periods, dactosure and transidoaFm 48 is efeetivefw fiscal yeara The Company wm adopt FIN 48 m erf January l,2rx& as required Ttec^ earnings and other accounts as applicable. The Company does not expect the adoption of FIN 48 to materially impact the Company’s financial positfon and results of operations. In September 2006, the FASB issued SEAS No. 157 — Fair Value Measurements—which enhances existing guidance for measuring assent and liabilities using tair value and requires additional disclosure about die use of fair value for measurement. The Stair ment is effective for financial statements Issued for fiscal yean beginning after November IS, 2007, and interim periods within those fiscal years. The Company has not yet evaluated the impact of SEAS No. 157. SPAS No. 159, The Fair value Option for Financial Assets and financial liabilities—an anKsidmerit of SFAS Na 115 permits, but does not require, entities to measure many financial instrument* at fair value. The objective it to provide entitles with an opportunity to mitigate volatility In reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Entities electing this option will apply it when the entity first recognizes art eltgible instrument and will report unrealized gains and losses on such instruments in current earnings. This statement 1) applies to aD entitles, 2) specifies certain election dates, 3) can be applied on an inslrument-by-inslmment basis with some exceptions, 4) Is Irrevocable and 5} applies only to entire instruments. Demand deposit liabilities are explicitly excluded as qualifying for fata value. SFAS No. 159 is effective for financial statements issued fc* fiscal yeaisoeginuing after Nw^ election option that -would allow the Company to elect the fair value option for existing eligible items as of the beginning of a fiscal year that begins on or before November IS, 2007. The Company hat not early adopted SFAS 159 and does not expect the adoption of SFAS 159 to materially impact the Company’s consolidated financial statements. In December 2007, the EASE issued Statement on Financial Accounting Standards No. 160, NoncontsvUing Interests in Consolidated Ftnanciai Statements, an amendment ofARB No. SI (“Statement No. 160”). Statement No. 160 requires that a Eonctmtroliing Interest’ (minority inte rest) in a consolidated subsidiary be displayed in the consolidated balance sheet as a separate component of equity. The amount of net income attributable to the noncatitroUing interest wDI be included in consolidated net income cm the face of the consolidated statement of income. Statement No. MO also Includes expanded disclosure requirements regarding the interests of die parent and its noncontroliftig interest. Statement No. 160 is effective for fiscal years beginning on or after December IS, 2008. Early adoption is not allowed. The Company is still analyzing Statement No, 160 to determine what the Impact of adoption will be. In December 2007, the FASB issued SFAS No. 141(R),’“ftafce» Combinations,” which replaces SFAS No. 141. SFAS No. 141(R) significantly changes the principles and requirements for bow the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the aequiree. This statement also provides) guidance for the recognition and measures^ c^goodwul acquired fo a mnune^ that will enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the aexjuisidan date ii on or after tx« r»ginmng of the flrit annual rcrwiting period beginning on or after December IS, 2008. The Company is in the processof dcteririmm|uie effect, n* any, the adoption of SFAS No. 141(R) will have on its financial statements. In March 2008, the FASB issued FAS No. 161, “Discloturcs about Derivative Iwtmmtm and Htdging Activities”, (“JAS 161”) which is intended to Improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. FAS 161 is effective for financial statements issued for fiscal years and interim r^riods begiiming after November 15, Z003. The Cornpany is currentry e^luattag the impact of FAS 161 on its consolidated financial statements. Redasttpcmiara: Certain amounts in 2006 and 2005 have been reclassifled to conform with current year presentation. The reclissiflcations had no impact on net loss or stockholder’s equity.

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31, 20Q7, 2006, and 2005 NOTE B — ACQUISITIONS In January 2007, the Company acquired assets and stock of die Charolais Corporation and related entities for a total cortsideratton of $21,924,000 principally allocated as follows: Real property $557,000 Plant and equipment , 13,483,000 Mineral* , l,542/)00 Goodwill W3C000 Redamatton Habffity (488/100) The purchase price paW to the seller was $21,735,000, including 434,6+0 common shares of the Company*! stock valued at $543/300. la addition, the Company incurred $189,000 of transaction costs related to the purchase. The purchase both expanded the Company’s reserve base in the v&stem Kentucky markets, and increased sales volume with avail established utility. la October 2007, the Compare acquired the membership interests in Fact Rescourccs IXC (“FACT”) upon exercising its option in September 2007 pursuant to the option agreements dated September 7,2006 (the “Option Agreements”). Through the acquisition of FACE the Company controls the leases for the proposed Pratt Mine widiintheai^of interest as defined m the Option Agrocmcnts. The rtfOposed Pratt Mine contains both underground and surface coal totaling 33,833,000 tons of measured and indicated resources, 670/100 tons of inferred resources and 28,933,000 torts of proven and probable reserves. The Company has been carrying out development work on the proposed Pratt Mine since the fourth quarter of 2006 and is in the process of permitting the reserve. In addition to die leases for the proposed Pratt Mine, the selieri of FACT delivered to the Company the Sease for the Panama South property and, as a result, the in-place tons associated with the Panama South property are included in the calculation of the Scheduled Payment (as described below). The Panama Sooth property contains both underground and surface coal totaling 76^87,000 tons of measured and indicated resources. A further discussion of the Panama South property follows in thai Note. Per the Option Agreements, in addition to the scheduled payment for In-place tons of coal delivered by the sellers (the “Scheduled Payment”), which payment terms would be subsequently modified, the Company agreed to pay $300,000 (the “Option Bee’*) »t the effective date of the Option Agreements, an overriding royalty no greaterthan3%of the gros»sa!ra price per ton sold from the proposed Pfatt Mine (the “Ofoxiding Royalty”) and expenses related to the development of the proposed Pratt Mine during the option period (the “Pratt Expense*”)- Prior n> the closing of the acquisition, the Company and the seflen of PACT modified the original Option Agreements and entered into modificatlba of option EgrcementJ (the “Modlflcatiun of Option Agreements”). The Modification of Option Agreements stipulated that the Scheduled Payment was $15,000,009 payable in three instaUments, $10/100,000 of which was paid in 2007, plus a true-up payment of $0,10 per in-place ton on September 7,2008 for airy nd ditio^ tons of CoJ greater truml50XXXl,(XlOin-^ce tons that the sellers deliver. As of December 31,2007, the Company estimated that the sells* had already delivered 177,940,000 In-place tons of coal for a total Scheduled Payment of $17,794,000. As such, the Company recorded an additional $7,794,000 of Seller Provided Financing on the balance sheet due the former owners of PACT. Of this amoanr, $$£00/300 it payable in April 2008, with the balance due in September 200& As of December 31,2007, the Company’s acquisition cost in EACT was comprised of the Option Fee, Pratt Expenses and the Scheduled Payment, which totaled $18#»/>00 (the “Purchase Price”). Option Fee $300,000 Pratt Expenses , 815/100 Scheduled Payment 17,794,000 $18,909,000 The Purchase Price was allocated as follows: Cash $3/X» Advance royalties 42,000 Land purchase option 75/300 Mine development 713,000 Qoodwai 18.076,000 $18,909,000 masmmmmmm

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31,2007,2006, and 2005 NOTE B — ACQUISITIONS COwUnDtd) Subsequent to December 31,2007, in Mitch 2008, the Company renegotiated certain mum of the Modification of Options Agreement and entered into a buy-out agreement with the farmer owner* of PACT (the “Buy-oat Agttemear”)- Pursuant to * public offering of the OoMpany"* shares or a private tale of more than 50ft of the Company’s issued and outstanding stock or more than 50% of its asses (the “MtrnttlsaflraEvwrl”), the Company shall pay the former owner* of BftCT $25,000,000 within thirty days after the hfonetrzatioa Event (the “Buy-out Payment”), Bex the Buy-out Agreement, the Company’s obligation to make a $3,000,000 payment is April 2003 and Ule balance of $2,794,000 in September 2008 shall be suspended until the occurrence of a Monetization Event Upon receipt of the Buy-out Payment, all obligations of the Company to make any additional payments, including the accrued amount of 57,794,000 on the balance sheet as of December 31,2007 and the Ovorridtag realty, shall cease and terminate. In lime, 2008, the Corop&ny and the former owners of PACT entered into an agreement to clarify and amend certain terms of the Buy-out Agreement The parties acknowledged and agreed that the reverse triangular merger shall qualify as and constitute a Moradmtion Event under the Buy-out Agreement. The parties a bo agreed to extend the data by which [he MoiwtteBUan Event must bo oonsummated under the Buy-out Agreement to a date that it fifty (SO) days from the dosing date rf tlwoffoing, so long as the Offering is closed on or before July 1, 2008. in die event the Monetization Event is the Reverse Triangular Merger, -die Buy-out Payment must be paid by the Company to the former owners of PACT within three (3) days of Marimba Capital Corp.’* receipt of the escrowed proceeds (after deducting the agents’fee). If the Offering h not closed on or before July 1, 2QD8, then all obligations of the Company to make additional payments to the former owneis of PACT for the PACT properties shall be reinstated at that tune. Tn addition, if the Offering is closed on or before July 1,2008 but the Reverse Triangular Merger is not consummated on or before rtie^dayfoUowi^ the closing date of the Offering, then all obligations of the Company to make additional payments to the former owners of FACT for (he PACT properties shall be reinstated at that tine. At the acquisition date, the owners of PACT owned less than 1% of the total outstanding shares of the Company and also held 300,000 options to purchase common shares of the Company. The PACT purchase price was negotiated by members of senior management that had no financial ownership in PACT and was considered to be as arms4eagth transaction. The Company is currently fa the process of finalizing its valuation of the assets acquired and liabilities Hjoumed for tMa acquisition. In September 2007, the Company entered into a management and administrative services agreement with C&R Coal Inc. (“CUT). Under the agreement, the Company operates and manages C&R’s Beech Creek South and Ebeneexer mines (the “CSB. Mines”). In consideration tor providing the sendees. Phoenix is entitled to retain ill revenues baa expenses generated by the operations of C&R at the C&R Mines, less $aw per ton paid to the owners of OfcR for each ton of coal sold from the CeaiMineSbSuwe the Cc«paBy does not own CAR, It does not consolidate its operating results, and records funds invested and services provided in other assets and accoontsreceiviiblo on it» balance sheet, which totaled $612,751 at December 31,2007. In December 2007, the Company entered into a lease with Peon Virginia Operating Go, IiX for the right to min e its Panama South property, located is Webster County, Kentucky, which contains both underground and surface coat totaling 76*287,000 tons of measured and indicated resources. In connection therewith, the Company paid s non-recoupsble fee of 5500,000. The lease outlines three terms: (1) the development term (the “Development Term”), from the effective date of the (ease until December 31, 2011; (2) the primary term (the “Primary Tana”), from the end of the Development Tkrm until the earlier of: (j) December 31, 2021, (if) the time at which the Company has mined and removed all leased coal, or (iff) termination of the lease; and (3) the remainder term, from the end of the Primary Term until the Company has completed reclamation, environmental and other obligations under the lease. The Primary Term can be renewed twice for a period of five years each. The Company Is required to pay a tonnage royalty for each ton of leased coal mined and sold, and a monthly minimum rental fee. Each month’s tonnage royalty w3l be credited against die monthly minimum remtal fee such that no minimum rental payment shall be due in any month when tonnage royalties equal or exceed die minimum rental The Company us also requited to pay a wheelaga fee for any coal mined from advene lands and transported through die leased premises. The Company must produce and ship no less than 500,000 toot of leased coal from the leased premise* during the calendar year ending December 31,2014 and during each calendar year thereafter, failure to da so will result in the payment of additional fees under the lease. In 2006, the Company made a series of acquisitions of coal production and reserves as follows: Scnoate Mining Company—Company acquired stock of Evergreen Mineral Co. and Old Liberty Equipment Co, each of which owned 50% of Scnoate, hi June 2006. Consideration included cash, assumption of liabilities and $400,000 in common stock of the Company. R&L Wmn—Company acquired stock of R&L Wnn in July 2006. Consideration included cadi and asiumpttofl of liabilities. Taylor family assets—Company acquired stock and assets of Taylor family holdings Including Crittenden County Coal in July 2006. Consideration included cash and assumption of liabilities.

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL S1&TEMENTS (Continued) December 31, 2007, 2006, and 2005 NOTE B—ACQUISITIONS (Continued) The fair values of assets acquired and liaMUtiet assumed at the acquisition date are as fellows: Scboate Taylor Mining R&LWina Properties Total CurrentasaeB $3,417,202 $131,857 $6,674 $3^55.733 Property and Equipment 6,071,115 1^69,200 2$MO07 9,944,522 Reserves — 250,000 tfftOOQ 400,000 Goodwill 6,150421 673,322 2,873,055 9,696,798 Assumed LtaWIMei (3J3S8J35) (528,156) (3,860,924) (7,977,835) $12.049,983 $1,796323 $1,70,012 $15,619,218 The accompanying consolidated financial statements include operations of die subsidiaries from die date of acquisition through December 31, 2007. NOTK C—PROPERTY AND EQWTMENT; NET Property and equipment consists of the following at December 31: 2007 2006 Land $599,654 $2,026568 Building and improvements 25,424 25,424 Preparation plant 1,476,805 WH697 Mining equipment 27.SS4J63 10,564,757 Loading and marine transport equipment 1,775,000 — Office equipment 324*684 195,962 Vehicles 65,965 9U65 31,95235 14,119,173 Leu accumulated depredation and amortization (2,923,813) (721,501) $29,028482 $13,397.672 In November 2007, the Company sold certain assets and reserves to Covol for $i,230,0O0 in cash. The assets comprised a permit, lease, mobile equipment, a preparation plant and slurry reserves. Aa part of the agreement, the Company entered into a coal purchase and sale agreement to purchase the processed coal fines from Cowl tad a coal pivxs^lng a^eemenr Id enable the Company to temporarily wash iu coarse coal product at the preparation plant In addition to the Covol sale, the Company also sold noa-core n^ estate for grcra proceeds of $1,926,951, and other smaller, non-core assets such as mobile equipment during 2007. On a book basat, the Company incurred net losses of $1,810,138 related to the disposal of these asset*. NOTBB —DE8T The Company has a $3.1 million secured linc-of-credlt agreement with Filth Third Bank for working capital purposes ($2 million at December 31,200Q. The line-of-credlt is collateral ized by all general busiiwis asseis of PhOranix Coal 0>rpc«tiOT (er»pt for the assets held by PACT and certain reserves held by Evergreen Mineral Company, Inc.), including but not United to all equipment now owned and hereafter acquired, accounts receivables and inventory. The line bean interest at the UBOR rate phis 4% (B.(50% at December 31,2007). The interest rate was LIBOR plus 2.75% at December 31, 2006. There was no outstanding balance on the Itne-of-credit at December 31, 2007 and 2006. Under die debt agreement, the Company is subject to certain debtcuveaants. As of December 31, ZQ07, the Company was in compliance with all debt covenants or received a waiver. In November 2007, the Company entered into a loan agreement with a finance company, acting as administrative agent for a syndicate of tenders, for $6,000,000 Canadian dollars (“C$”). The note is collaleraUied by, among other things, the assets of PACT, matures on October 31,2008, and bears interest at 12%. Interest on the note is paid monthly. The principal amount of the loan Is convertible, in whole or in part, by the lenders at the time of an initial public offering of securities of the Company, at a conversion price equal to 90% of the offering price. The value of the note is adjusted to U.S. dollars based on current exchange rates, and any adjustments are charged or credited to the statement of operations. The value of the outstanding loan was $6^rT2^40asof Decen*er31,2fl07. Asconsirkratiooforlhctoan, the

PHOENIX COAL COBPOHATTON & SUBSIDIARIES NOTES TO CONSOLIDATE]) FINANCIAL STATEMENTS (Continued) December 31, 2007,2006, and 2005 NOTE D — DEBT (Contimud) Company paid to the lenders a non-refundable $600,000 bonus in the Sana of 483,000 shares of common stock at a deemed price of 11.25 per share. (See Note L) In December ZOOS, the Company received a $500,000 advance at part of a bridge financing agreement associated with the Charolab acquisition completed in January 2)07. The advance was repaid la January 2007 and reissued as part of the full bridge financing of $4,135,600 denominated is Canadian dollar* (approximately 13 S mffltoa in U.S. dollars). The loan was repaid in August of 2007 resulting in a foreign currency transaction loss of approximately $418,000. Long-term debt consisted of the following >t December 31: axrr saw Note payable to bank with interest at LIBOR pins 2.75% (8-1% at December 31,2006). Payments of $41,667 plus interest starting January 2007 are made in monthly installments. The loan was coilateraOzed by all assets and was repaM in 2007. $ — $ L339.958 Equipment notes payable, interest at 5.25% to 730%. Payments are made in monthly installments. The loans are eoUaterainsd by related assets with a net book value of $10,237,079 as of December 31,2007 and have maturity dates from June 2008 to November 2011 9^687,113 1,157,017 Note payable to bank with interest at LIBOR pros 175%. Monthly payments of $116,687 plus interest beginning January 2007. Loan was collateralized by substantially all assets and was repaid in 2007. .... — 7,000,000 Subordinated note payable—MVC Capital with interest payable quarterly at 15% per annum. Interest in excess of 10% to be rolled Into principal. Holder had option on June B, 2007 to convert interest to shares of common stock which was not exercised and amount was repaid in 2007, — 7,179,192 Advance on bridge financing — 500,000 Advanced coal purchase, repayable monthly through December 31, 3X37, Interest at 2,8% — 183,418 9,687,113 17,359,585 Less: current maturities (2338,198) (3,315,422) 17348^15 tl4.044.163 Expected maturities of notes payable are as follows: 2007 2008 $1338,198 2009 1,955,253 2010 2,071,274 2011 1122,194 2012 1,200,194 $9,687,113 In 2006, the Company entered into an interest rate swap transaction whereby the interest payments on an original notional dollar amount of $7,000,000 are converted to a fixed rate of 8.10% compared to a variable rate of LIBOR re-measured on a quarterly basis. The notional amount decreases over the lire of the swap agreement, which expires in December 201L The notional amounts of the agreement were $5,483,333 and $7,000*000 at December 31,2007 and 2006, respectively. Under the agreement, the Company pays or receives the net Interest amount monthly, with the monthly settlements included in interest expense. In 200$ management designated the interest rate swap agreement as a cash flow hedging instrument, and determined the agreement met the requirements of the shortcut method under the provisions of Statement of Financial Accounting Standards No. 133. For 20D6, the agreement was recorded at its fair valua with subsequent changes in fair value included in comprehensive income. Is August, 2007, the debt to which Brit swap was related was retired. As a result, the amount previously recorded in other comprehensive income was charged to interest

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31, 2007,2006, and 2D05 NOTE D —DEBT (Continued) expense and soy future change* to the ftdr value of the swap will either increase or decrease interest expense as the contract no longer qualifies as an accounting hedge. The value of the derivative was $224,696 and $143,858 at December 31,2007 ami 2006, respectively and is included in accrued liabilities on the balance sheet NOTE E —INCOME TAXES The components of the income tax expense at December 31 are: 2007 2006 1005 Current STD.ISS $— 4— Deferred , — — — A reconciliation of differences between the statutory VS. federal income tax expense (benefit) and tie Company’* effective tax benefit at December 31 are at follows 2007 2006 2005^ Federal and state taxes at statutory rate 5(8,934^67) $(1,691,532) 1(683,096) Permanent Items 58,325 (94478) 25,498 Valuation allowance 8,946^97 1,785,710 657,598 Income tax expense ‘ ‘ S 70,155 $ — $ — The expense far income taws includes: federal and state income taxes currently payable or receivable and those deferred or prepaid because of temporary diSerenees between the financial statement and tbe tax ba^ of aaeli and liabiU(ie4.TlBCbrapai^ records income taicei under the liability method. Under tMi method, deferred income tmw are recognized for the estiinated future ux effects of differences between the tax basis of assets and liabilities and their flnanctal leporttog amounts based on enacted laws. The deferred tax assets and BaollWes recognized is the consolidated balance sheet are comprised of the following at December 31: 2007 2006 Deferred tax assets: Net operating loss cany forwards and tax credits J 10,769,102 $2,977,666 Share based compensation 577,488 18,900 Reclamation Expense 491,431 — Goodwill 928^16 — Other 1.702 31,671 12,767,739 3,028,237 Deferred tax liabiliticr Mine Development Costa (54,693) — lax owiboolc depredation (1,964,971) (1,226.359) (2£19,6S4) (1.22M59) 10,748,075 1,801,678 valuation allowance (10,748,075) (1,801.678) Net deferred tax t — $ — As a result of tosses from operations, management has recorded a valuation allowance against the total deferred tax asset aa they do not believe it is more likely than not these assets will he realized. Tne net change in valuation allowance for the current period is $8,946,397. At December 31,2007, the Company had available net operating joss (NOL) carry forwards, to reduce future taxable income of approximately

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31, 2007,1006, and 2005 NOTE E—INCOME TAXES (Continued) $28,000,000 expiring through 2028. The future benefit of these NOL carry forwards may b« limited on aa annual bask and in total undo’ Section 382 of the Internal Revenue Code depending on the extent of ownership change* contemplated by the Company’s plan*. Net Operating Los* Carryovers (20 year carryover): toss Expiring In Amount 2004 2025 $304,900 2005 2026 1,860,275 2006 2027 5,088,854 2007 2028 19,645,199 $27,899,228 NOTE 7 — CONCENTRATIONS For the year ended December 31, 2007 the Company*! three primary customers comprised approximately 89% of coal safci. Accounts receivablei due bom the three primary customers »t December 31,2007 were $2,285,240. Rsr the period ended December 31,2006, the Company’s two primary customers comprised approximately 93%clcoal5aIe3. Amounts receivables due from the two primary customers at December 31, 2006 were $960,795. For the year ending December 31, 2005,100% of revenue was derived from one customer, NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES In the normal coarse of business, the Company makes various commitment! and incur* certain contingent liabilities including liabilities related to reclamation costs and financial obhgattara In connection with mining permits that are not reflected in the accompanying balance sheet The Company does not anticipate any material tosses as a [«uitof the« transactions. According to KRS Chapter 3S0, the CoropinyU required to post reclamation bonds to assure the reclamation work ij completed. Outstanding reclamation bonds totaled approximately $9 million at December 31,2007 and approximately $8 million at December 31, 2006. These bonds are secured by lettort of credit equal to the amount of the outsranding reclamation bonds. The letters of credit are collateralized by general business assets of the Company and the restricted cash on the balance sheet of $2312,500 and $1,697,038 at December 31,2007 and 2006, respectively. The Company leases certain office space and muting equipment over long-term operating leases running through 2010. Future minimum lease commitments under non-cancelable operating Isasu as of December 31, 2007, ate as follows: 2008 $1,092,570 2009 338,160 $M30,730 A significant amount of the Company’s coal reserves are controlled through leasing arrangements and non-cancellable royalty lease agreements under which future minimum lease payments are due. As of December 31, 2007, the Company had committed to purchase $7,100,000 of mining equipment Sir its operations, with delivery scheduled during the first quarter of 2008. The equipment it being purchased to increase operating efficiencies at its surface coal mines. A series of notes with an equipment financing company will be used to finance the equipment, with estimated down payments of $500,000. The notes will be coilaterallzed by the equipment purchased. As of the audit opinion dais, the Company had completed the purchase of this raining equipment and executed five notes with two financing companies with toaa terras ranging from 30 to 48 months, interest rates of 525% to 841%, and total monthly payments of $187,000. In conjunction with the sale of certain assets to Covol, the Company entered into a master coal purchase and sale agreement (the “Master Agreement”) to purchase coal fines recovered and processed by CovoJ from two coal slurry reserves areas in Muhlenberg County, Kentucky defined in tin Master Agreement as the Rock Crusher Reserves and the National Guard Reserves (collectively, die “Starry Reserve*"'). The term of the Master Agreement runs through the exhaustion of the Slurry Reserve (the’Term”). For the remainder o« 2008, Covol shall u» itj commerdatly reaionablE efforts to produce from the Sluny Reserve* not less than 60,000 tool per month, but in any event shall produce and deliver not less than 20,000 tons per month. During the remainder of the Master Agreement Terra, Covol shall produce and deliver to the Company not less than 60,000 toni per month. The Company agrees that it will purchase from Covol, pursuant to die terms of the Master Agreement including certain BTU and quality speafications, all of the coal fines produced by Covol from the Slurry Reserves up to 60,000 tons per month during the Term. The price tor the coal lines shall be the contract price set forth in each confirmation attached to the Master Agreement, provided, however, that in no

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31,2007, 2006, and 2005 NOTE G— COMMITMENTS AMD CONTINGENT llABUJTiES (Continued) event shall the contract pries be lea than $2530 per ton for coal delivered from the Sock Crusher Reserve! or $2450 per toa for coal delivered from the National Guard Reserves. NOTE H — COMMON AND PREFERRED STOCK COMMON STOCK The Company has conducted four separate equity transactions bi which it Issued common stock. Although each transaction was designated m new series, the stock issued for each series was all common stock with the sarae right* and privileges. A summsiy of the transactions follows: Far Common Paid-in Stares Share Stock Capital Total Initial —Common 12,750.000 $.19 $12,750 $2,6*1,763 $2354313 Series A 8370,000 30 8370 4,176,830 4,185,000 Series B 9,170,000 .75 9470 6368330 6,877300 Series C 6,102,667 135 6,103 7,62231 7,62833* 36392,607 36393 21308^54 21345347 Expense* — — (304329) (304329) Balance as Of December 31,2006 36392,667 36393 21,004,425 21,040,818 2007 Activity: Series C 621,440 1.25 621 776,166 776,787 Stock issued for losn feet 970,000 155 970 1311330 1,212300 Common shares converted to preferred shares (982.667) 1.25 (983) (1^27,351) (1328334) Restricted stock issued 400,000 135 400 499300 500300 Optima exercised 300,000 .42 300 124,700 125,000 Balance as of December 31,2007 37,701,440 $37,701 $22.389,070 $22,426,771 PREFERRED STOCK In 2007, the Company conducted a preferred Stock offering; Preferred stock was issued in August 2007 and the proceeds used for working capital and the reduction of outstanding debt The hoJdexB at preferred stock have the rfghttotimtnumbcrof ¦votes equal to the number of share* of common stock issuabls upon conversion of the preferred stock. Subject to the restrictions of any credit facility as may then he in effect, the preferred stock pays a 6S% per annum cumulative dividend upon redemption or la common shores upon conversion. Based on these provisions, die accrued dividend has been reflected in the value of the preferred stock on the balance sheet Additionally, holders of Series C common shares could exchange one common share for One share of prtferred stock £or eveiy share of preferred stock purchased. Preferred stock can be converted by the holder at anytime to mmmon stock based on a conversion fonnulalncorporariiig the iisue price of the preferred stock and subsequent values of common stock. The preferred stock is converted automatically into common stock upon the dosing of an underwritten public offering of shares of the common stock of the Company or if the holders of a majority of the preferred slock consent to the conversion into common stock. Additkmaifc/, subject to various restrictions and the automatic and voluntary conversion provisions noted, commencing one yesr after lsstniice of tiie preferred stock, the holder may revest rede^ issue price ($1.25 per share) plus any unpaid dividends. Per Preferred Paid-in Shares Share Stock Capital Tbtal Preferred 36,207,600 $1.25 $36,208 $45,223,292 $45,259300 Issuance of warrants — — — 462,800 462300 Common shares converted to preferred shares 982367 155 983 1,227351 1,228334 Dividend — — — 1577,838 1,277338 Expenses ___ (3,592,198) (3392,198) Balance as of December 31,2007 37,190,267 $37,191 $44399,083 $44,636374

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Contfnoed) December 3L 2007,2006, and 2B05 NOTE I—STOCK XNCEflTVE PLAN AND WARRANTS The Company"* Stock Incentive Plan (the “Incentive Man”) reserved 8,297,411 shares of the Ocnnpaiiy’s common stock for awards to officea, other selected key management employees and members of the Bond of Directors of the Company, The Incentive Han provide* the Board of Directors with tiie flexibility to grant either incentive or non-statutory stack options (“Awards”). The Incentive Fhui calls for the adjustment of shares awarded under the plan in the event of a split Stock option* an generally subject to vesting provisions of 25% at the end-of-year one from the date of grant and then evenly over the following 48 months. The option* are granted at a price equal to 10096 of the fair valucoftfao Compan/scomniDdsiock on the date of grant and have a ten-year term. Information regarding stock option activity under the Incentive Pfcui follows: Weighted Average Weighted Average Remaining Common Shares Exerdse Price Contractual Life Option* outstanding at January I, 2007 3,045JMQ $ .32 Granted 4,004,000 US Exercised (300,000) .42 Options outstanding at December 31,2007 6,749,000 $ .87 85 Options exerdsable at December 31,2007 2,609,050 $ .66 &5 Caah received from options exercised under ail share-based paymeatartangeasats for flw period ended December 31,2007 was $125,000. Compensation cost Of itock opticm grama is recognized straight-line over the options’ vesting period*, Compensation expense related to stock options for the years ended December 31,2007 and 2006 were $943,a59andM7,224,reape«lveiy.Aaaf December 31,2007, there was approximately $2,l£SiQ00 of unrecognized enmpenaation cost related to the unvested stock options to be recognized over a weighted-average period of 33 yearn. The options’ fair value was determined using the Black-Sctioles option-pricing model. Expected volatilities are based on comparable company historical stock movement, and other factor*. The cost relating to the stoci-based aampeMatfcm plans is Included in selling, general and administrative expenses in the accompanying Consolidated Statement of Operations. 2007 2006 2005 Weighted average fair value per share of options granted $.73 per share. $.29 per share $.15 per share Assumptions (weighted average): Risk-free loterestrate : 437% 4.52% 440% Expected dividend yield 0.00 0X10 040 Expected volatility , , 140 0.40 0.40 Expected option life (in years) , iQJOO 10.00 10.00 Prior to adopting SFAS No. 123R, die company applied APB Opinion No. 2S and related interpretations to account for its equity incentive plans. The following table reflects 2005 pro forms net income had connpwuation cost bera delennixied for the Company’s ncawjualified and incentive stock options based on the fair value at the grant dates consistent with the methodology set forth under SEAS No. 123R; ZOOS Net loss As reported $(L769,6W) Pro forma (1,848,140) In December 2007, the Company issued 400,000 restricted shares to four of its directors. The share* were valued at $500,000 and the related expense is included in selling, general and administrative expenses. The shares cannot be sold uoless the Company doses a public offering of the Company’s shares, or if the Company is sold to a third patty. As ‘part of the fee structure related to the preferred stock offering in August 2007, the underwriter received warrants to purchase 1,780,000 shares of the prefaced stock of the Company at $1.25 per share. The warrants expire 24 months following the date, die Company consummates an initial public offering of shares of common slock of the Company. The warrants total value, of $462,800 was determined using the Black-Sdieles option pricing model. Assumptions used in t he model were ¦ risk free interest rats of 4.76%, dividend yield of &50%, and expected volatility of .40. The value of the warrants was charged to additional paid in capital.

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31,2007, 2006, and 2005 NOTE J — DEHMBO CONTRIBUTION PLAN The Company ha* a retirement savings but plan in effect for substanti^ all fuU-time employeo. Tbc Plan also coneiins a deferred salary arrangement under ISC Section Wl(k). Under the deferred salary arrangement, employees can contribute up to 100% of their earnings and the Company may match a portion of the employee contributions. The Company paid and charged to operations approximately $556,000, 593,000, and $0 for me yean ended December 31, 2007, 2006, and 2005 for Plan contribution*. NOTE K — RELATED PARTY TRANSACTIONS The Company enters iota transaction* with stockholders and/or affiliated entities that have some level of common ownership with the Company. A summary of the related party transactions aad balances follows: 2007 2006 2005 Expense*: Consulting fee* $610,000 $765,000 $470,000 Bent and misceflnteowi 65,377 32,623 2JSS2 Accounts receivable 16,858 57,655 30357 Accounts payable 6,670 14484 — These transactions were paid to MM Energy Partners, UUC, which amounts were applied towards, among other things, salaries, overhead and benefits for individuals who provided services. These transactions an also in the normal course of business, and are recorded at the consideration established and agreed to by the related parties. David Wiley and Timothy Fbgarty are managing directors of MHI Energy Partners, LLC ami both of whom, are currently directors of the Company. NOTE L— SUBSEQUENT EVENTS In May 2008, tho Company modified Its loan agreement with the finance company, acting •* administrative agent for t syndicate of lenders, that initially loaned the Company C$6 million in November 2007. The Company borrowed an additional CSS million (the “Additional Loan”), which together with the initial C$6 million, remain* outstanding as of die audit opinion date. The net proceeds of die Additional Loan after fees and converting to US doUars was $4,877,000. The term* mini conditions of the loan agreement are substantially the same except for the convtrefon price employed should the lenders exercise their right to convert the principal amount of the loan to common equity. The principal amount of the loan (including the iniUslioan, which WMamuided at the ume of the Additioaai Loan) (j convertible, in whole or in part, by the lenders at the time of an initial public ottering of securities of Phoenix or reverse takeover involving Phoenix (a “Going Public Transaction”) at a conversion price equal to 80% of the Going Public “transaction offering price. As consideration tor the Additional Loan, the Company paid to the lenders a non-refundable $510204 bonus In das form of 408,163 shares of common stock at a deemed issue price of $125 per share. On June 13,2008, the Company and Quest, on behalf of each of the lenders, entered into an agreement pursuant to which, provided that no event of default has occurred and to continuing, (A) immediately prior to comptetiOT of the direet share ewJiange, expected ta occur on or before June 30,2008, the principal amount of the bridge loan will be fully converted into common stock or the Company at a conversion price of $1.25 per share of Gomroon Stock, such that upon conversion. Quest (or its designers) shall receive a number of shares of common stock equal to C$11,003,000 divided by $L2S (based on the Canadian dollar to United States dollar exchange rate at the time of the conversion), and (8) no adjustment to the number of bonus shares of common stock Issued in connection with the Bridge Loan wfll be required. The agreement is conditional upon, among other things, the offering dosing on or prior to July 2, 2008. Oil May 5,2008, Marimba Capital Corp. (“MCC) and entered into a letter of inUnt pursuant to which the parties agreed to effect a reve rse triangular merger which wUI result in AcquisitionCo merging into the Company and the Company as tho surviving company wfll become a wholly owned subsidiary of MCC On May 22,2008, MCC, the Company and Ar^WtiwiCo entered into a c^nidve merger agreeroent with respect to such reverse triangular merger. On May 22, 2008, MCC also has filed a preliminary prospectus for an offering of Subscription Receipts (the “Subscription Receipts”), each Subscription Receipt to entitle the holder thereof to receive one unit (a “Unit”), each Unit consisting of one common sabre of MCC and one-half of one warrant of MCC subject to the satirfactton of certain conditions. MCC has applied to have the common shares and warrants lilted on the Toronto Stock Exchange (the “TS2C”). The Subscription Receipts have been offered to the public in si) of the provinces of Canada, except for Quebec, and in the United States in an offering exempt from the registration requirements of the UJS. Securities Act Subject to applicable law, the agents acting in connection with the offering have also offered the Subscription Receipts outside of Canada and the United States. The Offering consists of up to 62,857,160 Subscription Receipts at a price of $1.75 per Subscription Receipt to raise gross proceeds of C$110,000,030. In addition, the agents have been granted an over-eitotment option to acquire up to aa additional 15% of common shares of MCC and/or warrant* of MCC at price* of CSL62 and C$026, respectively (for as implied aggregate [nice per Unit of CSL75). Pursuant to an agency agreement among MCC, the Company and the agents, die Agents will receive a cash commission equal to 6% of the gross proceeds of the Offering plus compensation option* equal to

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS {Continued) December 31,2007, 2006, and 2005 NOTE L— SUBSEQUENT EVICTS (Continued) 4% of (i) the Subscription Receipts icld pursuant to the offering and (3) the number of commas shares and warrants that equal a Unit issued pursuant to the over-allotment option. The proposed offering is subject to final regulatory approval. NOTE M—DEFERENCES IN GENERALLY ACCEPTESJ ACCOUNTING PMNCHtES BETWEEW THE UNITED STATES AND CANADA The Company*! consolidated financial statements bib prepared in accordance with generally accepted accounting principle* 1a the United States. (“US CAAF”) which differ in certain respects from those principle* that the Company would have followed bad its consolidated financial statements been prepared in accordance with accounting principle* generally accepted in Canada (“Canadian GAAJP”). Tie major differences between US GAAP and Canadian GAAP and their effect on the M07 consolidated financial statements are as follows: The following table reconcile* the balance sheet amounts bi of December 31,2007 at reported under US GAAP with those amount* that would have been reported under Canadian GAAP; Canadi#n GAAP1 Canadian US GAAP Adjustment GAAP ASSETS Current Asset* Cash and equivalents $381,374 $ — $381374 Investments 153,100 — 153,100 Trade accounts receivable 4314385 — 43M385 Accounts receivable—other 16,858 — 15,858 Coal inventories 1372,697 — Wt72,697 Prepaid expenses and other currant assets 526.664 — 526,664 Total caxreat iwti 6,465,078 — 6,455,078 Property Plant and Eqalpment, net 29,028382 — 29,028382 Restricted Cash 2312300 — 2312300 Goodwm 32^93,227 — 32393,227 Mine DereloBOunt Costa 1,464,831 — 1,464331 Deferred Financing Fees (a) 545,455 (545,455) — Other Asset* 1,116338 — 1,116,838 $73326311 S (545,455) $72,781,056 LUmUHES AND STOCKHOLDER’S EQUIT* Current liabilities ‘ Trade, accounts payable and accrued liabilities $8396398 S — $8396398 Seller provided financing 7,794300 — 7,794,000 Preferred stock, subject to redemption provisions — 4S3353S9 45,635369 Note* payable (a) 6,072340 (545^*55) 5326,785 Current portion of tang-term debt 2338,198 — 2,338,198 Total current llaWUtua 25,101336 45,089314 70,191,250 Reclamation UaWUlj 3,757,353 — 3,757,353 Long-Harm Debt, lest current portion 7348315 — 7348,915 Other long-tonn liabilities 707,796 — 707,796 Stockhold>r»i Equity Preferred stock (b) 37,191 (37,191) — Common stock 37,701 — 37,701 Additional paid-in capital (b) 67384,236 (44,136382) 23347354 Accumulated other camprehensiva Ids* — — — Aficumuiated deficit (b) (31,648,017) (1,461396). (33,109,913) Total Stockholder’s Eoeify • 36.411.111 (45335,369) (9324358) j 73326311% (545.455) $72,781,056

PHOENIX COAL CORPORATION & SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) December 31, 2007, 2006, and 2005 NOTE M— DIFFERENCES IN GENERALLY ACCEPTED ACCOUNTING PMNCIFCJES BETWEEN THE UNITED STATES AND CANADA (Continued) The following table reconciles the statement of operation j amounts for the year ended December SI, 2007 as reported under US GAAP with those amounts that woald have been reported under Canadian GAAP: 2087 NetLoM —US GAAP $(23,25M01) Increased interest expense from dividends on redeemable preferred Hock (b) (1^277,838) Increased interest expense from feel on redeemable preferred stock (b) (1,461.896) Net Lea—Canadian GAAP t(2S.991,135) (a) Deferred financing feel Under VS. GAAP, financing fees related to debt acquisition bib capitalized as an asset siid the fc« amortized over tha term of the debt and recorded at interest expense in the statement of operations. Canadian GAAP requires that these costs be recorded as a contra-liability and reduce the amount of the debt to which they are related. The financing fees are accreted and also recorded as interest expense. The reconciliation adjustments listed are to redassify deferred financing feet of $545,455 as a contra-liability on the balance (beet (b) Preferred stock with redemption rights As dfcqtmwi in Note H» in August 2007 the Company issued preferred stock that automatically converts to common shares upon the closing of an underwritten pubic offering. Additionally, subject to varxius reslrirtions, arid the autcraiatic inversion prcr/ision jioted, commencing one year after issuance, the preferred stock hoMef may request redemption of the preferred shares at its issue price plus any unpaid dividends. Although the preferred shares have a redemption feature, the redemption is conditional and subject to liquidity considerations. Based oa these and other characteristics of the preferred shares, under US. GAAP the proceeds front the sale of the preferred shares, less applicable expenses have been recorded as stockholders* equity. Due to the redemption features, Canadian GAAP requires the preferred shares to be recorded as debt Expenses related to the preferred offering are recorded as a contra-Uabtthy. The expenses are accreted using the effective interest ate method and recorded as interest expense. Any dividends due on the preferred shares are also included In interest expense. The reconciliation adjustments recorded are to rctlasslfy the preferred Shares as debt (344,173.473), accrete the expenses related to the oifering u interest expense ($1,461,896}, «ad redassify the dividends as interest expense (11^277,838).

Phoenix Coal Inc. Consolidated Financial Statements December 31,2008 and 2007

REPORT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS To the Shareholders of Phoenix Coal Inc. We have audited the consolidated balance sheet of Phoenix Coal Inc. (the Company) as at December 31, 2008 and the consolidated statement of operations and comprehensive loss, shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are dee of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31,2008 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting prfaciples. (signed) Ernst & Young LLP Louisville, Kentucky March 17,2009

INDEPENDENT AUDITOR’S REPORT To the Board of Directors Phoenix Coal Inc. We have audited the accompanying consolidated balance sheet of Phoenix Coal Inc. (successor to Phoenix Coal Corporation) (the Company) as of December 31, 2007 and the related consolidated statements of operations and comprehensive loss, shareholders* equity and cash tows for the year ended December 31, 2007 which have been prepared on the basis of accounting principles generally accepted in Canada, The financial statements are the responsibility of the Company’s management Our responsibility is to express an opinion on the financial statements based on our audit We conducted our audit in accordance with auditing standards generally accepted In the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the consolidated financial statements referred to above present feirly, in all material respects, the financial position of Phoenix Coal toe. (successor to Phoenix Coal Corporation) as of December 31, 2007 and the results of its operations and to cash flows for the year ended December 31,2007 in conformity with accounting principles generally accepted m Canada. lil Mountjoy & Bressler, LLP Louisville, Kentucky May 2,2008

PHOENIX COAL INC. CONSOLIDATED BALANCE SHEETS (Expressed in U.S. Dollars) As at December 31 Note 2008 Z0O7 ASSETS Current Assets Cash and cash equivalents ,,.. «.,, ,, ,, ,, $40,523,609 $381,374 Short-term investments -.- ___A 100,707 153,100 Trade accounts receivable ___2,843,134 4,314,385 Accounts receivable—other... ,,...,, ,,...,, — 16,858 Coal inventories ,, A 452,558 1,072,697 Prepaid expenses and other current assets.... ._. 470,506 526,664 Total current assets .... 44,392,514 6,465,078 Property, Plant and Equipment, net ~ E.K 46,037,904 29,028,582 Restricted Cash, Cash Equivalents and Certificate* of Deposit. K 11,638,921 2,312^500 Mining Rights, Mine Development Costs and Mineral Reserves, net of accumulated amortization of $3,670,570 in 2008 and $210,658 in 2007 A, D 52,582,655 34,547,492 Otter Assets . ...,, ,,_,.,,.._.. _...,,.,,,,,,._. -.. 492.520 427 404 $155,144414 $72,781,056 LUBILITIES AND SHAREHOLDERS’ EQUITY Current Liabilities Trade accounts payable and accrued liabilities S 6,470,390 S 8,896,898 Vendor financing ,..,,.,,. ,, ,, ,, ,, D — 7,794,000 Preferred shares, subject to redemption provisions™ O — 45,635,369 Notes payable— _.,. ™ .. O — 5,526,785 Current portiofl of long-term debt ^.^ — _.___G 6,532,045 2338,198 Current portion of asset retirement obligations ,, F 1,958,000 1,667,000 Total current liabilities — -.-, 14,960,435 71,858,250 Asset Retirement Obligations, less current portion F 2^66,000 2,090,353 Long-term Debt, less current portion . .___O 14,641,745 7,348,915 Other Long-term Liabilities .. 482,743 707,796 Shareholders’ Equity Share capital.-.. « — C, G 171,817,981 22,426,771 Stock options and warrants ,, - ___... L 16,625,724 1,458,884 Accumulated deficit — (65.750.114) (33,109,913) 122,693,591 (9024.258) $155,144,514 S 72,781,056 See accompanying nates to consolidated financial statements Approved by the Board of Directors: Robert gush an (fflpigefl • Director Robert Wardell Uigmd) . Director

PHOENIX COAL INC CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Expressed in U.S, Dollars) Far the Yean Ended December 31 Nate 1003 hot Revenue _» — $76,724,270 $ 67,184,104 Cost and Expenses Cost of sales 71,881,533 62,175,073 Selling expenses ,, 8,188,945 7,859,571 General and administtathfe expenses L 13,545,412 7,06130 Depredation and amortization....,...,...,,.™ ,, ,, ___A 8,412,073 3,143,365 Asset impairment write down ....^.,, _., A — 2,873,055 102,027,963 83,112344 Loss from operations -. (25,303,693) (15,928,240) Other Income (Expense) Interest expense, including accretion . G (5,767,496) (7,783,908) Interest income , ,, ,, ,, ___570,378 . 106,692 Foreign currency gain (loss) ,, ___,, G 129,130 (498,794) Otfaer.net _,, E (1,014,424) (1,816,730) (6,082.412) (9592,740) Loss before income taxes ~ -,, (31,3 36,105) (25,920,980) Income-taxes... ___,,. I 37,838 70,155 Net loss.. ,,..___$(31,423,943) $(25.991.135) Basic and diluted loss per share $(033) $(0.70) Weighted average number of common shares outstanding.— ,,,,, A 95,249,972 37,141,490 Comprehensive loss Net loss..™ $(31,423,943) $(25,991,135) Reclassification to net loss of loss on derivatives previously designated as cash flow hedges,.. ,, ___,, — 143,858 Comprehensive loss $(31,423,943) $(25,847,277) See accompanying nates to consolidated financial statements

PHOENIX COAL INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(Expressed in U.S. Dollars)

For the years ended December 31, 2008 and 2007

	Note	Common Shares		Stock Options and Warrants	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total
		Shares	Dollars				
December 31, 2006		36,392,667	$ 21,040,818	$ 47,224	$ (143,858)	$ (7,118,778)	$ 13,825,406
Issuance of common shares		1,591,440	1,989,287	—	—	—	1,989,287
Common shares converted to preferred shares	G	(982,667)	(1,228,334)	—	—	—	(1,228,334)
Share-based compensation - options	L	—		948,859	—	—	948,859
Warrants issued in connection with preferred share offering	L	—		462,801	—	—	462,801
Share-based compensation – restricted shares	L	400,000	500,000	—	—	—	500,000
Exercise of stock options	L	300,000	125,000	—	—	—	125,000
Interest rate swap	G	—		—	143,858	—	143,858
Net loss		—		—	—	(25,991,135)	(25,991,135)
December 31, 2007		37,701,440	22,426,771	1,458,884	—	(33,109,913)	(9,224,258)
Share capital contribution - common shares issued in payment of loan fees	C, G	408,163	510,204	—	—	—	510,204
Issuance of common shares to settle debt	C, G	8,668,000	10,276,682	—	—	—	10,276,682
Conversion of preferred shares, including accrued dividends, to common shares	C, G	39,386,270	48,922,722	—	—	—	48,922,722
Value of additional shares issued in payment of debt	C, G	—	808,258	—	—	(808,258)	—
Share-based compensation - options	L	—	—	260,000	—	—	260,000
Balances – pre merger, pre share issue, and prior to recording loss for the year		86,163,873	82,944,637	1,718,884	—	(33,918,171)	50,745,350
Marimba Capital Corp. equity balances pre-merger	C	2,320,000	347,514	48,120	—	(88,255)	307,379
Marimba Capital shares consolidated on the basis of 1 share for every 2.35 shares outstanding	C	(1,332,769)	—	—	—	—	—
Reverse takeover adjustment	C	—	(88,255)	—	—	88,255	—
Reverse takeover costs incurred	C	—	—	—	—	(408,000)	(408,000)
Issuance of common shares	C	62,857,160	97,784,678	—	—	—	97,784,678
Issuance of warrants	C, L	—	(8,077,145)	8,077,145	—	—	—
Issuance of broker options	C, L	—	(1,106,286)	1,106,286	—	—	—
Share-based compensation - options	L	—	—	5,675,289	—	—	5,675,289
Options and warrants exercised	L	37,288	12,838	—	—	—	12,838
Net loss		—	—	—	—	(31,423,943)	(31,423,943)
December 31, 2008		150,045,552	$171,817,981	$16,625,724	$ —	$(65,750,114)	$122,693,591

See accompanying notes to consolidated financial statements

5

PHOENIX COAL INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in U.S. Dollars)

For the Years Ended December 31

	Note	2008	2007
Cash Flow From Operating Activities			
Net loss		$(31,423,943)	$ (25,991,135)
Adjustments to reconcile net loss to net cash used in operating activities:			
Depreciation and amortization	A	10,729,602	5,607,126
Loss on sale of property and equipment	E	1,012,780	1,810,138
Interest rate swap	G	(224,696)	224,696
Unrealized foreign currency (gain) loss	G	(129,130)	81,227
Share-based compensation	L	5,935,289	1,448,859
Asset impairment write down	A	—	2,873,055
Reclamation liability	A	(730,436)	1,244,438
In-kind interest		—	350,000
Dividends accrued on preferred shares	G	1,467,165	1,277,838
Changes in non-cash operating assets and liabilities:			
Accounts receivable		2,018,442	(2,545,742)
Inventories	A	1,192,838	(816,314)
Prepaid expenses and other current assets		59,433	(280,545)
Trade accounts payable and other accrued liabilities		(3,901,965)	5,310,299
Net cash used in operating activities		(13,994,621)	(9,406,060)
Cash Flow From Investing Activities			
Restricted cash, cash equivalents, and certificates of deposit	K	(8,833,264)	(615,462)
Payments for investments		(100,707)	—
Proceeds from sales of investments		153,100	559,977
Payments for other assets, principally mine development and mining rights		(953,698)	(1,239,842)
Proceeds from sale of property and equipment	E	683,912	6,206,373
Payments for property and equipment	E	(3,683,110)	(1,549,511)
Net assets acquired in merger, prior to public offering		307,379	—
Acquisitions	D	(27,946,494)	(31,592,433)
Net cash used in investing activities		(40,372,882)	(28,230,898)
Cash Flow From Financing Activities			
Principal payments on debt	G	(1,058,337)	(21,618,644)
Proceeds from debt, net of financing fees	G	4,891,890	10,429,023
Payments on equipment financing	G	(6,486,279)	(1,007,250)
Reverse takeover costs incurred	C	(408,000)	—
Decrease in other long-term liabilities		(225,052)	(580,482)
Net proceeds from common and preferred share issuances and exercise of options and warrants	C, L	97,797,516	42,488,589
Net cash provided by financing activities		94,511,738	29,711,236
Net Increase (Decrease) in Cash and Cash Equivalents		40,144,235	(7,925,722)
Cash and Cash Equivalents, Beginning of Year		381,374	8,307,096
Cash and Cash Equivalents, End of Year		$ 40,525,609	$ 381,374
Supplemental Disclosure:			
Interest paid		$ 2,179,725	$ 6,814,827
Non-Cash Investing and Financing Activities:			
Vendor financing for equipment purchases	G	$ 18,025,434	$ 10,293,381
Shares issued in connection with acquisition	D	$ —	$ 543,300
Vendor provided financing of acquisition	D	$ —	$ 7,794,000
Receivable credited to acquisition	D	$ 260,000	$ —
Shares issued in payment of financing fees	G	$ 510,204	$ 862,500

See accompanying notes to consolidated financial statements

6

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 NOTE A — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Operations: The Company is engaged in the production and sale of steam coal to utilities and industrial fuel consumers. The Company’s mining activities are currently limited to one importable business segment, which is the Illinois Basin. On June 27,2008, Phoenix Coal Corporation (“Phoenix”) completed a reverse takeover (“RTO”) of Phoenix Coal Inc. (the “Company”), formerly Marimba Capital Corp. (“MCC”), which was previously listed on the TSX Venture Exchange (note C). MCC was incorporated under the Business Corporations Act (Alberta) on February 8, 2007 and was classified as a Capital Pool Company as defined in the TSX Venture Exchange Policy 2.4 and, accordingly, had no assets other than cash and no commercial operations. MCC changed its name to Phoenix Coal Inc. on June 25, 2008. Phoenix, a U.S. company headquartered in Madisonville, Kentucky with satellite offices in Champaign, Illinois and Louisville, Kentucky, was formed in Jury 2004 as a Delaware C corporation and was originally named Dynamic Separations, Inc. (“DSI”). Where the context requires, in respect to transactions prior to the RTO, die “Company” also refers to Phoenix. Principles of Consolidation: Pursuant to the RTO transaction, these consolidated financial statements for the years ended December 31, 2008 and 2007 reflect the assets, liabilities and results of operations of Phoenix prior to the RTO and the consolidated assets, liabilities and results of operations of the Company and Phoenix subsequent to the RTO. Tub consolidated financial statements are issued under the name of the legal parent (file Company), but are deemed to be a continuation of the legal subsidiary (Phoenix). The consolidated financial statements include Phoenix Coal Inc. and its subsidiaries, all of which are wholly-owned. Basis of Presentation: The consolidated financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles (“GAAF”). All monetary references expressed in these notes are references to United States dollars, except occasional references to Canadian dollar amounts, where the dollar amount is preceded by Cdn (“Cdn$”). Use of Estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The assets and liabilities which require management to nuke significant estimates and assumptions in determining carrying values include, but are not limited to, coal inventories, property, plant and equipment, mining rights, mine development, mineral reserves, prepaid royalties, provision for income taxes, and asset retirement obligations. Reverse takeover accounting: The RTO was completed on June 27, 2008. Prior to the complerloo of the RTO, MCC affected a reverse split of its outstanding common shares on the basis of 1 new share for each Z35 shares outstanding. Pursuant to the RTO, the Company issued one common share for each outstanding common share of Phoenix. In addition, warrants and options to purchase Phoenix common shares outstanding Immediately prior to the RTO were replaced with warrants and options to purchase an equivalent number of common shares of ate Company, on economically equivalent terms and conditions. The capital changes of the Company related to the RTO are detailed in note C to these consolidated financial statements. ‘ Concurrent with the RTO, the Company raised 597,784,678, net of Issuance costs, In a prospectus offering of 62,837,160 subscription receipts priced at CdnS 1.75. In connection with the RTO, each subscription receipt was exchanged for one unit, each unit consisting of one common share and one half common share purchase warrant exercisable until June 25, 2010 at CdnS2.25 per share. The acquisition of the shares of Phoenix has been accounted for as an RTO transaction in accordance with guidance provided in Canadian Institute of Chartered Accountants* (“OCA”) Emerging Issues Committee (“EIC) Abstract No. 10. As MCC did not qualify as a business for accounting purposes, the transaction has been accounted for as a capital transaction of Phoenix. Business Combinations: C1CA Handbook Section 1581 establishes standards for the recognition, measurement and disclosure of business combinations including criteria for the recognition of intangible assets of the acquired enterprise apart from goodwill. Initially, in all of the Company’s previous acquisitions, including the acquisition of Pact Resources LLC

PHOENIX COAL INC NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2008 and 2007 (“Pacf”), a development-stage enterprise, as described In note D, the amount of the purchase price is excess of the feir value of identifiable tangible assets was allocated in its entirety to goodwill. The Compaq has determined that in each of these acquisitions, the excess should have been allocated to mining rights. Consequently, on the June 30,2008 and subsequent balance sheets, the Company has reclassified $32,393,227, previously shown as goodwill at December 31,2007, to Mining Rights, Mine Development Costs and Mineral Reserves. Other than this rectification, the change in the purchase allocation in the Pact and other acquisitions has had no material impact on the reported financial position or results of operations of any prior period. Financial Instruments: CICA Section 3 855, “Financial Instruments — Recognition and Measurement”, establishes standards tor recognizing and measuring financial assets, financial liabilities, and non-financial derivatives. Under CICA 3855 financial instruments are classified into one of the following five categories: held for hading assets or liabilities, held to maturity investments, loans and receivables, available for sale financial assets or other financial liabilities. Held for trading financial instruments are measured at feir value and all gains and losses are included in net income in the period in which they arise. Available for sale financial instruments are measured at fair value with revaluation gains and losses included hi accumulated other comprehensive income until the instruments are derecognized or impaired. Loans and receivables, investments held to maturity and other financial liabilities are measured at amortized cost using the effective interest method. The Company’s financial instruments consist of cash and cash equivalents (Including restricted cash), short-term investments, trade accounts receivable, trade accounts payable and accrued liabilities, other long-term liabilities, and short-term and long-term debt, indudmg notes payable and preferred shares. Cash and cash equivalents are classified as held for trading, and are measured at fair value at the balance sheet date. Short-term investments are classified as held for trading and arc measured at fair value at the balance sheet date. Accounts receivable are designated as loans and receivables and accounted for at amortized cost Trade accounts payable and accrued liabilities, other long term liabilities and short-term and long-term debt, including preferred shares, are classified as other financial liabilities and accounted for at amortized cost Transaction costs for financial instruments, other than held for trading, are included in the value of the financial instrument. Income and expense related to financial instruments is included in the consolidated statement of operations as mterest income or Interest expense. Cash and Cash Equivalents: Cash and cash equivalents include demand deposits held with banks and highly liquid investments with original maturities of three months or less. For purposes of reporting cash flows, the Company considers all cash accounts mat are not subject to withdrawal restrictions or penalties to be cash and cash equivalents. Short-term investments: Short-term investments typically include certificates of deposit and investments issued by the United States government, such as Treasury bills and Treasury notes, with original maturities greater than three months. At December 31,2008, the short-term investment balance off 100,707 was entirely invested in certificates of deposit Trade Accounts Receivable; Trade accounts receivables are recorded at the invoiced amount and do not bear interest Customers are primarily investment grade companies and quasi-governmental agencies .. As a result, the Company has not experienced any instances of non-payment and does not currently require an allowance for doabtful accounts. Management monitors customers closely and will record an allowance if trade account balances become potentialh/ uncollectible. Inventory: Ita Company accounts for coal inventories on a first-in-first-out basis and values these inventories at the lower of cost and net realizable value with cost determined using average cost per ton. Coal inventory values were $22.62 per ton at December 31, 2008 and ranged from $21.99 to $29.02 at December 31, 2007. At December 31, 2008, the total inventory value of $452,558 was valued at net realizable value. At December 31, 2007, the total inventory value of $1,072^97 comprised $748,454 that was valued at cost and $324,243 that was valued at net realizable value. The Company accounts for parts inventory using the original cost on a firsNn-first-out basis. Parts inventory is included in other current assets. There were no write downs or reversal of write downs of inventory recorded in 2008. Restricted Cash, Cask Equivalents, and Certificates of Deposit: Restricted cash balances are either used to collateralize letters of credit, or secure reclamation bonds with state agencies. These assets will not be released until the reclamation bonds are released by the state, and as such are not included in current assets.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 Property, Plant and Equipment; Property, plant and equipment are stated at cost. The Company provides far depreciation on the straight-line basis with useftil lives that range from 5 to 10 years. Depreciation expense for the years ended December 31, 2008 and 2007 was $4,364,650 and $2,652,542, respectively. The cost of assets sold, retired, or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is included in operations. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for major renewals and betterments that extend the useful lives of property, plant and equipment are capitalized Interest cost is capitalized for qualifying assets during the period in which the asset is being installed and prepared for its intended use. Capitalized interest cost is amortized on the same basis as the related asset No Interest costs were capitalized for the years ended December 31,2008 and 2007. Consistent with CICA Section 3063, Impairment of Long-Lived Assets, the Company evaluates long-lived assets for impairment when events or changes in circumstances indicate that their carrying amount may not be recoverable. This impairment testing is based on estimated future undlsoounted cash flows to be realized from the use of the tons-lived asset These future cash flows are developed using assumptions that reflect the long-term operating plans given management’s best estimate of future economic conditions, such as revenues, production costs, and reserve estimates. A change in these factors could result in a modification of die Impairment calculation, Mm Development Costs: Mine development costs represent the costs incurred to prepare future mine sites fbr mining and are amortized on the units-of-productlon method. The net book value of mine development costs was $1,681,147 and $1,464,831 at December 31, 2008 and 2007, respectively. At December 31,2008 and 2007, die net book value of mine development costs included $1,446,478 and $882,896, respectively, attributable to properties where the Company was not currently mining and, therefore, the mine development costs were currently not being amortized. Development costa amortized totaled $665,243 and $455,408 for the years ended December 31,2008 and 2007, respectively. Mining Rights; Mining rights, which are lights to mine coal properties acquired through coal leases, are recorded at cost Mining rights are amortized on the units-of-productlon method. The net book value of mining rights totaled $50,712^374 and $32,893,227 at December 31,2008 and 2007, respectively. At December 31,2008 and 2007, the net book value of mining rights included $45,627,773 and $24,854,649, respectively, attributable to properties where the Company was not currently mining and, therefore, the mining rights were currently not being amortized. Mining rights amortized totaled $3,382,180 and nil fbr the years ended December 31,2008 and 2007, respectively. In June 2007, the Company closed its Crittenden County Coal mining operation due to uneconomical mining conditions. As a result of the closing, we Company recorded an asset impairment writs down related to its mining rights of $2^173,055. Mineral Reserves; Mineral reserves, which are coal properties fbr which the Company owns the coal in place, are recorded at cost At December 31, 2008 and 2007, the net book value of mineral reserves totaled $189,434. This entire amount is attributable to properties where the Company was not currently engaged in mining operations and, therefore, the assets were not currently being depleted. Prepaid Royalties: Rights to leased coal lands are often acquired through royalty payments. Where royalty payments represent prepayments recoupable against production, they are recorded a s a prepaid asset As mining occurs on these leases, the prepayment Is charged to cost of sales. Prepaid royalties were $492,418 and $80,683 at December 31,2008 and 2007, respectively, and are included in other assets. Asset Retirement Obligations: CICA Handbook Section 3110, “Asset Retirement Obligations,” addresses financial accounting and reporting fbr obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The Company’s asset retirement obligation (“ARO”) liabilities primarily consist of spending estimates related to reclaiming surface land and support facilities in accordance with federal and state reclamation laws as defined by each mining permit

PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008 and 2007

Revenue Recognition: The Company recognizes revenue when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) the seller's price to the buyer is fixed or determinable, and (4) collectability is reasonably assured. In the case of coal that is mined and sold, a specific sales contract is negotiated with each customer, which includes a fixed-price per ton, a delivery schedule, and terms of payment.

Royalty Expense: The majority of the coal that the Company mines is owned by other entities. The Company acquires the right to mine and sell the coal through various leases. These leases require the Company to pay a royalty to the owners of the land and the minerals being mined. Royalty expense for the years ended December 31, 2008 and 2007 was $3,778,642 and $3,391,015, respectively, and is included in selling expenses on the consolidated statement of operations.

Income Taxes: Future income taxes are provided for temporary differences arising from differences between the financial statement and tax basis of assets and liabilities existing at each balance sheet date using substantively enacted tax rates expected to be in effect when the related taxes are expected to be paid or recovered.

Loss per Share: The Company uses the treasury stock method to compute the dilutive effect of options and warrants. Under this method the dilutive effect on loss per share is recognized on the use of the proceeds that could be obtained upon exercise of options and warrants. It assumes that the proceeds would be used to purchase common shares at the average market price during the year. The Company also uses the "if converted" method to compute the dilutive effect of any convertible debt. For loss per share, the dilutive effect has not been presented, as it would prove to be anti-dilutive. Basic and diluted loss per common share is calculated using the weighted-average number of common shares outstanding during the year. As a result of the RTO transaction, the basic and diluted loss per share has been presented in accordance with the guidance provided in EIC Abstract No. 10.

Stock-based compensation: The Company uses the fair value method for options, warrants and restricted stock granted. The fair value of stock options and warrants is determined by the Black-Scholes option pricing model with assumptions for risk-free interest rates, dividend yields, volatility factors of the expected market price of the Company's common shares and an expected life of the options and warrants. The fair value of the restricted stock is determined to be the equivalent of the Company's common shares' trading price on the date of the grant. The fair value of the instruments granted is amortized over this vesting period.

Foreign currency translation: The Company translates monetary assets and liabilities at the rate of exchange in effect at the balance sheet date and non monetary assets and liabilities at historical exchange rates. Revenues and expenses are translated at rates prevailing at the dates of the related transactions.

New Accounting Policies:
Capital Disclosures: Effective January 1, 2008, the Company adopted CICA Handbook Section 1535, Capital Disclosures. Handbook Section 1535 specifies the disclosure of (i) an entity's objectives, policies and processes for managing capital; (ii) quantitative data about what the entity regards as capital; (iii) whether the entity has complied with any capital requirements; and (iv) if it has not complied, the consequences of such noncompliance. The Company has included disclosures recommended by the new Handbook section in note B to these consolidated financial statements.

Inventories: Effective January 1, 2008, the Company adopted new accounting recommendations set out in the CICA, Handbook Section 3031, "Inventories", which supersedes the previously issued standard on inventory. The new standard introduces significant changes to the measurement and disclosure of inventory. The measurement changes include: the elimination of LIFO, the requirement to measure inventories at the lower of cost and net realizable value method for inventories that are not ordinarily interchangeable and goods or services produced for specific purposes, the requirement for an entity to use a consistent cost formula for inventory of a similar nature and use, and the reversal of previous write-downs to net realizable value when there is a subsequent increase in the value of inventories. Disclosures of inventories have also been enhanced. Inventory policies, carrying amounts, amounts recognized as an expense, write-downs and the reversals of write-downs are required to be disclosed. This standard has had no material impact on the Company's consolidated financial statements.

Financial Instruments - Disclosures and Presentation: Effective January 1, 2008 the Company also adopted the following new CICA Handbook Sections: Section 3862, Financial Instruments Disclosures, and Section 3863, Financial Instruments

10

PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008 and 2007

Presentation. Sections 3862 and 3863 consist of a comprehensive series of disclosure requirements and presentation rules applicable to financial instruments. Section 3862 revises and enhances the disclosure requirements set out in Section 3861, Financial Instruments Disclosure and Presentation, and Section 3863 carries forward unchanged the presentation requirements of Section 3861. Section 3862, Financial Instruments Disclosures, requires the Company to provide disclosures in its financial statements that enable users to evaluate the significance of financial instruments for the Company's financial position and performance, the nature and extent of the risks arising from financial instruments to which the Company is exposed during the year and at the balance sheet date, and how the Company manages those risks. The Company has included disclosures recommended by the new Handbook section in note H to these consolidated financial statements.

Amendments to Section 1400 - General Standards of Financial Statement Presentation: The CICA amended Handbook Section 1400, Going Concern, to include additional requirements to assess and disclose an entity's ability to continue as a going concern. The Company has determined that these amendments had no material impact on the Company's consolidated financial statements.

Future Accounting Changes:
Goodwill and Intangible Assets: The CICA has issued a new standard which may affect the financial disclosures and results of operations of the Company for interim and annual periods beginning January 1, 2009. Section 3064, Goodwill and intangible assets, establishes revised standards for recognition, measurement, presentation and disclosure of goodwill and intangible assets. Concurrent with the introduction of this standard, the CICA withdrew EIC-27, Revenues and Expenses during the pre-operating period.

International Financial Reporting Standards ("IFRS"): In 2006, the Canadian Accounting Standards Board ("AcSB") published a new strategic plan that will significantly affect financial reporting requirements for Canadian companies. In February 2008, the AcSB announced that Canadian GAAP for publicly accountable enterprises will be converged with IFRS effective in calendar year 2011. The Company will adopt IFRS for the fiscal year beginning January 1 2011, with restatement for comparative purposes of amounts reported by the Company for the fiscal year beginning January 1, 2010.

The Company is currently in the planning phase of the conversion, which includes identifying potential differences between GAAP and existing IFRS at December 31, 2008, as well as proposed IFRS which may be in effect in 2011. The Company is utilizing both internal and external resources to identify and ultimately quantify these differences and the impact that they will have on accounting policies, information technology and data systems, internal control over financial reporting, disclosure controls and procedures, financial reporting, and business activities. Employees responsible for financial reporting will attend IFRS training and begin IFRS accounting policy development in 2009.

Reclassifications: Certain of the 2007 figures have been reclassified to conform to the 2008 financial statement presentation.

NOTE B – CAPITAL MANAGEMENT

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to support the acquisition, exploration and development of its mineral properties. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company's management to sustain future development of the business. The Company defines capital to include its shareholders equity, long and short-term debt, vendor financing, and its preferred shares. Capital, as defined, totaled $143,867,381 and $59,419,009 at December 31, 2008 and 2007, respectively.

The mineral properties in which the Company has an interest are in both the active mining and development stages. The Company manages its capital structure in a manner that provides sufficient funding for operational activities, capital expenditures, and mine development. Funds are secured through a combination of equity capital and external debt. In order to maintain or adjust the capital structure, the Company may attempt to raise additional financing through the issuance of new equity securities, the exercise of outstanding common share warrants and stock options, or the issuance of debt instruments such as term loans, equipment financing, and sale-leaseback arrangements.

11

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 During the years ended December 31, 2008 and 2007, the Company generated cash flows from equity capital and external debt as follows: 2008 2007 Proceeds from debt, net of financing fees . $4,891,890 $10,429,023 Net proceeds from common share, warrants and preferred share offerings and exercise of options and warrants ___97,797,516 42,488,589 Vendor financing of equipment purchases and acquisitions .,, 18.025.434 18.087.381 Total proceeds from equity capital and external debt S 120.714.840 t 71.004.90,3 Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable. There were no changes in the Company’s approach to capital management during the year ended December 31, 2O08. Neither the Company nor its subsidiaries axe subject to externally imposed capital requirements. NOTE C — RTO AND RELATED CAHTAL ACTIVITY On May 22,2008, MCC and Phoenix entered into a definitive merger agreement with respect to the RTO discussed in note A. On May 22,2008, MCC also filed a preliminary prospectus for an offering (the “Offering”) of Subscription Receipt* (me “Subscription Receipts”), each Subscription Receipt entitled the holder to receive one unit (a “Unit”), each Unit consisted of one common share of MCC and one-half of one warrant of MCC, subject to the satisfaction of certain conditions. MCC applied to have the common shares and warrants listed oa the Toronto Stock Exchange (the “TSX”). The Subscription Receipts were offered to the public in all of the provinces of Canada, except for Quebec, and in the United States in an offering exempt from the registration and prospectus requirements of the U.S. Securities Act Subject to applicable law, the agents acting in connection with the Offering also offered the Subscription Receipts outside of Canada and die United States. The Offering consisted of 62,857,160 Subscription Receipts at a price of Cdn$1.75 per Subscription Receipt to raise gross proceeds of CdnSl 10,000,030. Pursuant to an agreement among MCC, Phoenix and the Offering agents, the agents received a cash commission equal to 6% of the gross proceeds of die Offering phis compensation options equal to 4% of the Subscription Receipts sold pursuant to the Offering. A summary of the gross proceeds received and Offering costs incurred is as fellows: Gross proceeds (CdnSl 10,000,030 converted to VS. dollars at a conversion rate of 0.99007 U.S. to Cdn) — S 108,908,500 Agents* fees. .. ,™ . ,,,, ^,, ,, - (6,534,510) Other out-of-pocket costs ,,,, ,,,. ,, (4,589,312) Net proceeds ,, — ~~... -— $97.784,678 In addition to the Offering costs, the Company incurred $408,000 in costs related to the RTO which have been treated as a capital transaction and charged to accumulated deficit

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 Common and preferred share activity in 2008, up to and including the KTO closing date, is detailed as follows: Number Phoenix Common Share* Issued -105,1)00,000 authorized, $.001 stated value per share of Shares Amount Balancet Decembers!. 2007 ,,,,,,,.. _,.. ,, 37,701,440 S 22,426,771 Conversion offinaneecomply debt to common sharM.iricludmg ETC-96 idjustniont-note G.___8,668,000 11,084,940 Issued for fees on payment of debt-noteG 401,163 510^204 Conversion oT preferred shares to common shun- noteO ___, 37,190,267 46,177,718 Issued to settle dividends on preferred sham- sole Q . ,.,,- - ... 2,196.003 2.745,004 Balance June 27,2008, pre RTO -— 86,163.873 S 82,944,637 Number Phoenix Preferred Sham Issued — 40,000,000 authorized, $.001 stated value per shire ofSharcs Aroonat Balance, December31,2007,oriudiagaccr«edd1videi>d*OfSl,2?7,83[0]... . 37,190^67 $44,357,330 Accredan of preferred share ottering costs—~~~.~ . _«...,..»...»4.«. -«. ,,.,,.,,.,..™^-,,,,_ — 1,820;1&8 Conversion of preferred shares to common stares — note G.. «—,,,.,,. ,, ,,. .___,.-. (37,190.267) (46,177,718) Balance, June 27,2008.,,..,.,., ,,.,, ___,,-..,,,._,., — ¦¦,.— — $ — Number MCC and Company Common Shares Issued- unlimited authorized ofSharaa Amount Balance, December 31,2007 ,, ___, , «™. 2,320,000 $347,314 Consolidated on the basil of 1 share for every 3.35 sharei ouartandinf-noteA— -— ,, —.— (1333.7691 — Balance after consolidation... . ,,,, . 987,231 347,514 Issued in public oSferina. 62,857,160 97,784,678 Reverse takeover adjiatraeat ,,.. — (8»\255) Value of broker options aivJsharchoIder warrants issued wMi pubBeoffering — (9,183,431) Shan capital arising from RTQ transaction on June 27,2008 -note A 86.163,873 82.944ff37 Balance June 27.2008, post KTO ,, , —,, ___.___150,008^64 $171.805.143. NOTE D—ACQUISITIONS C&R Coal Inc. In July 2008, the Company’s subsidiary, R&L Wton toe. (“R&L Warn”), purchased all of the outstanding common shares of C&R Coal Inc. (“C&R”) for cash consideration of $2,051,000, In addition, under the terms of the agreement, R&L Wlnn will pay the former owners a royalty of $0.60 per ton for each ton of coal sold from the C&R mines. The current mining area, Beech Creek and Beech Creek South, contained approximately 450,000 reserve tons (697,000 reserve tons as at December 31,2007 pursuant to the Company’s National Instrument 43-101 revised technical report less coal mined in the first seven months of 2008) as at July 31,2008. R&L Wion also acquired other leases in the transaction from C&R and R&O Leasing, LLC, a company that is affiliated with C&R through common ownership. Based on exploration completed to date by the Company, management estimates the leases contain approximately 1,500,000 tons of coal. The potential quantity is conceptual in nature as there has been insufficient exploration to define a mineral resource and it is uncertain that further exploration will result in the delineation of a mineral resource. The cost of the C&R acquisition was allocated to the following identifiable net assets: Current assets and restricted certificates of deposit — ,,,.........,«,,.. .. $1,281,000 Mining equipment ,, ,,.-« ~ 859,000 Mining rights and mine development costs ,, ,, 2^87,000 Assumed liabilities- — ,, (2,476,000) $2,051,000 Prior to July 2008, the Company operated and managed C&R’s mines under a management and adnurustrative services agreement. Since the Company did not own nor control C&R, it did not consolidate its operating results prior to July 2008, and recorded funds invested and services provided in other assets and accounts receivable on its balance sheet, which totaled 1612,751 at December 31,2007.

PHOENIX COAL INC NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 Renfro Equipment, Inc. In July 2008, the Company purchased all of the outstanding common shares of Renfro Equipment, Inc. (“Renfro”) for total cash consideration of 51,129,000. Additionally, the Company incurred 118,000 of dosing costs. The purchase included all assets and liabilities of Renfro, except certain equipment and associated debt specifically excluded from the purchase. Based on exploration completed to date by the Company, management estimates Renfro controls approximately 1,000,000 tons of coal reserves and 465,000 resource tons via lease. The potential quantity is conceptual in nature as there has been insufficient exploration to define a mineral resource and it Is uncertain that further exploration will result in the delineation of a mineral resource. Additionally, if by the second anniversary of the closing date, me Company acquires at least 1^00,000 reserve tons as defined by National Instrument 43-101 due to the direct efforts of the sellers (the “Additional Reserves”), the Company will pay the sellers Sl,000,00O for the first \5 million tons of reserves, plus S0.S0 per ton for each reserve ton in excess of 1.5 million. The share purchase agreement defines a specific territory from which the Additional Reserves can be acquired. The acquisition of the Additional Reserves is on terms and conditions acceptable to the Company in its sole, reasonable discretion. The cost of the Renfro acquisition was allocated to the following identifiable net assets: Current assets and restricted certificates of deposit ,,..,,, ,,_._ . S 334,000 Mining equipment — ,, ~~ . -. 429,000 Mining rights and mine development costs.. ,,.,.,, ,,...,,..,,.,,. ,,,,,,,...,, 1,770,000 Assumed liabilities. ™ ,,.. (1,386,000) $1,147,000 The Company is in the process of finalizing its valuation of the assets acquired and liabilities assumed for both the C&R and Renfro acquisitions. The above allocations are preliminary estimates of fab- value and may differ from the final allocation and the differences may be material. The Company will finalize the allocations within one year of the acquisition dates. Pact Resources LLC In October 2007, the Company acquired the membership interests in Pact Resources LLC (“PACT”) upon exercising its option in September 2007 pursuant to the option agreements dated September 7,2006 {the “Option Agreements”). Through the acquisition of PACT, the Company controls the leases for the proposed Pratt Mine within the area of interest as defined in the Option Agreements. The proposed Pratt Mine contains both underground and surface coal totaling 33,333,000 tons of measured and indicated resources, 670,000 tons of inferred resources and 28,933,000 toss of proven and probable reserves. The Company has been carrying out development work on the proposed Pratt Mine since the fourth quarter of 2006, and in August 2008 received a state permit which will allow the Company to begin construction on the Pratt Mine. In addition to the leases for the proposed Pratt Mine, the sellers of PACT delivered to the Company the lease for the Panama South property, which is described further below. As a result, the in-place tons associated with the Panama South property were included in the calculation of the Scheduled Payment (as described below). The Panama South property contains both underground and surface coal totaling 76,287,000 tons of measured and Indicated resources. Pursuant to the Option Agreements, in addition to the scheduled payment for in-place tons of coal delivered by the sellers (the “Scheduled Payment”), which payment terms would be subsequently modified, the Company agreed to pay £300,000 (the “Option Fee”) at the effective date of the Option Agreements, an overriding royalty no greater than 3% o f the gross sales price per ton sold from the proposed Pratt Mine (the “Overriding Royalty’’) awl expenses related to the development of the proposed Pratt Mine during the option period (the “Pratt Expenses”). Prior to the closing of the acquisition, the Company and the sellers of PACT modified the original Option Agreements and entered into modification of option agreements (the “Modification of Option Agreements”). The Modification of Option Agreements stipulated that the Scheduled Payment was SI 5,000,000 payable in three installments, 510,000,000 of which was paid in 2007, plus a true-up payment of $0.10 per in-place ton on September 7, 2008 for any additional tons of coal greater than 150,000,000 in-place tons that the sellers deliver. As at December 31,2007, the Company estimated that the sellers had already delivered 177,940,000 in-place tons of coal for a total Scheduled Payment of $17,794,000. As such, the Company recorded an additional $7,794,000 of vendor

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 financing on its consolidated balance sheet due to the former owners of PACT as at December 31,2007. Of this amount, $5,000,000 was originally payable in April 2008, with the balance due in September 2008. On March 31, 2008, the Company entered into a buy-out agreement with the former owners of PACT, which was subsequently amended in June 2008 (collectively the “Buy-out Agreements”). Under the terms of the Buy-out Agreements, if die Company either completed a public offering of its shares, sold On a private sale) more than 50% of its issued and outstanding shares or more than 50% of its assets, or completed an RTO (the “Monetization Event”), the Company would pay the former owners of PACT $25 million (the “Buy-out Payment”). Pursuant to the Buy-out Agreements, Phoenix’s obligations to make a $5 million payment in April 2008 and the balance in September 2008 were suspended until the occurrence of a Monetization Event Upon receipt of the Buy-out Payment, all obligations of Phoenix to make any additional payments, including the accrued amount on the consolidated balance sheet as at December 31, 2007 and future overriding royally payments, would cease and terminate. In the event the Monetization Event was an RTO, and the offering was not closed on or before July 1,2008, then all obligations of the Company to mate additional payments to the former owners of PACT for the PACT properties would be reinstated at that time. On June 27,2008, the Company completed the RTO and paid $25,000,000 to the former owners of Pact on June 30, 2008. At December 31,2007, Phoenix’s acquisition costs In PACT totaled $12,909,000. With the $25,000,000 Buy-out Payment paid on June 30, less the vendor financing of $7,794,000 previously recorded at December 31,2007, the acquisition costs increased by $17,206,000 during the year ended December 31,2008, with a corresponding increase in mining rights. The Company’s total acquisition cost of PACT is comprised of the Option Fee, Pratt Expenses, the Scheduled Payments, and the Buy-out Payment which total $36,115,000 (the “Purchase Priced at December 31,2008 and $18,909,000 at December 31,2007 as follows: 2001 2BQ7 Option Fee ,, ,, $300,000 $300,000 Pratt Expenses ,,. 815,000 815,000 Scheduled Payments and Buy-out Payment . 33,000,000 17,794,000 S 36,113,000 $18,909,000 The Purchase Price was allocated to the following identifiable net assets: 20M 2087 Cash. ___$3,000 $3,000 Advance royalties — ___,, ,, ___.. 42,000 42,000 Land purchase option ___75,000 75,000 Mining rights and mine development costs — . ... 35,995.000 18.789,000 S 36.115.000 S 18,909,000 At the acquisition date, the owners of PACT owned less than 1% of the total outstanding shares of Phoenix and also held 300,000 options to purchase common shares of Phoenix. The PACT purchase price was negotiated by members of senior management that had no financial ownership in PACT and the acquisition was considered to be an arms-length transaction. During 2008, the Company finalized the purchase allocation and related valuation of the assets acquired and liabilities assumed for the PACT acquisition. Initially, the purchase price in excess of tangible and identifiable assets was allocated to goodwill. However, as PACT is a development stage enterprise which has not yet commenced commercial production, the Company has concluded that the allocation should be to acquired mining rights as explained more fully under “Business Comfainations,, in note A. Panama South In December 2007, the Company entered into a lease with Peon Virginia Operating Co., LLC for the right to mine its Panama South property, located in Webster County, Kentucky, which contains bot h underground and surface coal totaling 76,287,000 tons of measured and indicated resources. In connection therewith, the Company paid a non-recoupable fee of

PHOENIX COAL INC NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2MB and 2007 S500.000. The lease outlines three terms: (I) the development term (the “Development Terra”), from the effective date of the lease until December 31,2011; (2) the primary term (the “Primary Term”), from the end of the Development Term until the earlier of. (i) December 31, 2021, (ii)the time at which the Company has mined and removed all leased coal, or (HI) termination of the lease; and (3) the remainder term, from the end of the Primary Term until me Company has completed reclamation, environmental and other obligations under the lease. The Primary Term can be renewed twice for a period of five years each. The Company is required to pay a tonnage royalty tor each ton of leased coal mined and sold, and a monthly minimum rental fee. Each month’s tonnage royalty will be credited against the monthly rmrmnum rental fee such that no minimum rental payment shall be due in any month where tonnage royalties equal or exceed the minimum rental. The Company is also required to pay a wheelage fee for any coal mined from adverse lands and transported through me leased premises. The Company must produce and ship no less than 500,000 tons of leased coal from the leased premises during the calendar year ending December 31, 2014 and during each calendar year thereafter. Failure to do so will result in the payment of additional fees under the lease. Charolah Corporation In January 2007, the Company acquired assets and shares of the Charolais Corporation and related entities for a total consideration of S21,924,000 principally allocated as follows: Real property ,, ___. .,,,,.,,.,,,.,,,,,.,, $557,000 Plant and equipment ___,, ,,.,,..,,,.».-. ... 13,483,000 Mining rights and mineral reserves ,, > ___8,705,000 Asset retirement obligations ,, ,, (821,000) $21,924,000 The purchase price paid to the seller was $21,735,000, including 434,640 common shares of the Company valued at $543,000. In addition, the Company incurred $189,000 of transaction costs related to the purchase. The purchase bom expanded the Company’s reserve base in the Western Kentucky markets, and increased sales volume wiiri a well established utility, NOTE E—PROPERTY, PLANT AND EQUIPMENT.NET Property, plant and equipment consists of the following at December 31: 2MB Accumulated Cart Depreclttkm N>t Book Value Land .- S 1,474,574 $. S 1,474474 Building and improvements _ 25,424 7,698 17,726 Preparation plant ~ ~- 3,084,768 347,416 2,737,352 Mining equipment — ,, — 45,886,694 5,758,494 40,128,200 Loading and marine transport equipment — ,, l ,775,000 340,208 1,434,792 Office equipment- ,, ,, 370,450 158,172 212^278 Vehicles 65,965 32^83 32^82 $52,682,875 S 6,644,971 $46,037,904

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 2D07 ___ Attnmulattd Cm* Depreciation Net Bank Value Land— ,, ___$599,654 $ — $599,654 Building and improvements ,, 25,424 5,156 20,268 Preparation plant ,, 1,476,805 260,003 1,216,302 Milling equipment ,, 27,684,863 2,393,571 25,291,292 Loading and marine transport equipment ,, .. 1,775,000 162,708 1,612,292 Office equipment — .,.,, ..,,.-..-«___~-™ 324,684 82^85 242^099 Vehicles ,, ,, 65,965 19.790 46475 $31.952395 $2,923,813 129,028,582 In 2008, the Company sold several pieces of non-core equipment, generating gross proceeds of $683,912. The Company recorded a loss of 51,012,780 related to these sales. In November 2007, the Company sold certain assets and reserves to Covol Fuels No. 2, LLC (“Covol”) for $4,230,000 in cash. The- assets comprised a permit, lease, mobile equipment, a preparation plant and slurry reserves. As part of the agreement, the Company entered into a coal purchase and sale agreement to purchase the processed coal fines from Covol and a coal processing agreement to enable the Company to temporarily wash its coarse coal product at the preparation plant In addition to the Covol sale, the Company also sold non-core real estate for gross proceeds of $1,926,951, and other smaller, non-core assets such as mobile equipment during 2007. The Company incurred net losses of $1,810,138 related to the disposal of these assets in 2007. NOTE F—ASSET RETIREMENT OBLIGATIONS The Company estimates its ARO liabilities for fwal reclamation and mine closure based upon detailed engineering calculations of the amount and timing of the future cash spending for a third party to perform the required work. Spending estimates are escalated for Inflation and men discounted at me ovdaVaijusted risk-free rate, which ranged from 6.12% to 7.64% at December 31,2008 and 6,53% at December 31,2007. Total estimated undiscounted future cash spending related to the ARO liabilities totaled $5,142,000 at December 31,2008, with spending estimated to occur from 2009 to 2016. Total estimated undiscounted future cash, spending related to the ARO liabilities totaled $4,437,000 at December 31, 2007. The Company records an ARO asset associated with the discounted liability for final reclamation and mine closure. The obligation and corresponding asset are recognized in the period in which me liability is incurred. The ARO asset is amortized on the unite-of-production method over its expected life and the ARO liability is accreted to the projected spending date. As changes in estimates occur (such as mine plan revisions, changes in estimated costs or changes in timing of the performance of reclamation activities), the revisions to the obligation and asset am recognized at the appropriate credit-adjusted risk-free rate. The Company also recognizes an obligation fbr contemporaneous reclamation liabilities incurred as a result of surface mining. Contemporaneous reclamation consists primarih/ of grading, topsoil replacement, and revegetation of backfilled pit areas, A progression of the reclamation liability recorded on the consolidated balance sheet is as follows: JOCS 2097 Balance at beginning of year $3,757,353 $1,536,948 Liabilities acquired ,, — 1,131,000 821,000 Liabilities incurred ,, ,, ,,. 166,083 1,339,052 Accretion. ,, 189,132 60,353 Liabilities settled™ ~ — ___(919,568) — Total asset retirement obligations .,, 4,324,000 3,757,353 Less current portion ,,...- ,, ___1,958,000 1,667,000 $2,366,000 $2,090,353

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 NOTE G —DEBT Revolving Line-of-CredU Prior to July 2008, the Company had a S3.I million secured llne-of-credit agreement with a bank for working capital purposes. The line-of-credit was collateral ized by general business assets of the Company, including but not limited to equipment, accounts receivable and inventories. On July 7,2008, there was no balance owing on the line of credit facility when the Company terminated the line of credit The collateral has since been released. The line bore interest at the LIBOR rate phis 4% (8.60% at December 31,2007). There was no outstanding balance on the line-of-credit at December 31,2007. Preferred Shares In 2007, the Company conducted a preferred share offering. Preferred shares were issued in August 2007 and the proceeds used tor working capital and the reduction of outstanding debt The holders of preferred shares had the right to that number of votes equal to the number of shares burnable upon conversion of the preferred shares. Subject to the restrictions of any credit facility that may have been in effect, the preferred shares paid a 6.5% per annum cumulative dividend upon redemption or in common shares upon conversion. Additionally, holders of Series C common shares could exchange one common share for one preferred share for every preferred share purchased. Proceeds received and preferred shares issued m the third and fourth quarters of 2007 related to the preferred share offering, less related expenses, were as follows: Starts Per Stare Total Preferred shares , 36,207,600 Si 25 $45,259,500 Common shares converted to preferred shares ~. — 982,667 1,25 1,228,334 Issue costs ,, ,.,,,...,,,,...,,,. (3,592,198) Totals as at December 31,2007 ™ 37,190,267 S 42,895,636 Preferred shares conld have been converted by the holder at any time to common shares based on a conversion formula incorporating the issue price of the preferred shares and subsequent values of common shares. The preferred shares would be converted automatically into common shares upon the closing of an underwritten public offering of common shares of the Company or if the holders of a majority of the preferred shares consented to the conversion into common shares. Additionally, subject to various restrictions and the automatic and voluntary conversion provisions noted, commencing one year after issuance of the preferred shares, the holder could request redemption of the preferred shares at ha issue price (SI .25 per share) plus any unpaid dividends. Due to the redemption features, OAAP required the preferred shares to be recorded as debt Costs related to the preferred offering were netted against the liability. The liability was being accreted to its face value using the effective interest rate method and the accretion recorded as interest expense. Dividends due on the preferred shares were also included in interest expense, which totaled $1,467,165 and $1,277,838 for the years ended December 31, 2008 and 2007, respectively. The net carrying value of the preferred shares, including accrued dividends of $1,277,838, was $45,635,369 at December 31,2007. On June 27, 2008, in conjunction with the RTO, the preferred shares and accrued preferred dividends were converted to common shares at the conversion price of $1.25 per share. The carrying value of the preferred shares prior to the conversion was reclassified to common equity. A summary of the conversion is as follows: CommoQ Shares Preferred shares issued 37,19(067 $46,487,833 Preferred shares offering costs net of accretion. ___(310,115) Preferred share dividends accrual - 2.196.003 2.745,004 Amounts reclassified to common shares 39,386 270 $48 922,722

PHOENIX COAL INC NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 Bridge Loan In November 2007, the Company entered into a loan agreement with a finance company, acting as administrative agent for a syndicate of lenders, for CdnS6,000,000. The note was coltateralfzed by, among other thugs, the assets of PACT, was scheduled to mature on October 31, 2008, and bore interest at 12%. Interest on the note was paid monthly. The principal amount of the loan could be converted, in whole or in part, by the lenders at the time of an initial public offering of securities of the Company, at a conversion price equal to 90% of the ottering price. The value of the note was adjusted to U.S. dollars based on current exchange rates, and any adjustments were charged or credited to the consolidated statement of operations, As consideration for the loan, the Company paid to the lenders a non-refundable $£00,000 bonus in the form of 480,000 common shares at a deemed price of $1.25 per share. The value of the outstanding loan was $5,526,785 net of unamorflzed loan fees as at December 31,2007. In May 2008, the Company modified its loan agreement with the finance company, acting as administrative agent for a syndicate of lenders, that initially loaned the Company Cdn$6,000,000 in November 2007. The Company borrowed an additional CdnS5,000,000 million (the “Additional Loan”). The net proceeds of the Additional Loan after fees and converting to VS. dollars was 34,877,000. The terms and conditions of the loan agreement were substantially the same except for the conversion price employed should the lenders exercise their right to convert the principal amount of the loan to common equity. The principal amount of the loan (including the initial loan, which was amended at the time of the Additional Loan) was convertible, in whole or in part, by the lenders at the rime of an initial public offering of securities of Phoenix or reverse takeover involving Phoenix (a “Going Public Transaction”) at a conversion price equal to 80% of the Going Public Transaction offering price. As consideration for the Additional Loan, the Company paid to the lenders a non-iefimdabie $510,204 bonus in the form of 408,163 common shares at adeemed issue price of 51.25 per share. On June 13, 2008, the Company and the finance company, on behalf of each of the lenders, entered into an agreement clarifying the terms of the loan agreement modified in May 2008 pursuant to which, provided that no event of default had occurred, (A) immediately prior to completion of the direct share exchange, expected to occur on or before June 30,2008, the principal amount of the loans would be fully converted into common shares of the Company at a conversion price of $1.25 per common share, such that upon conversion, the finance company {or its designees) would receive a number of common shares equal to CdnSl 1,000,000 divided by $125 (based on the Canadian dollar to United States dollar exchange rate at the time of the conversion), and (B) no adjustment to the number of bonus common shares issued in connection with the loans would be required. The agreement was conditional upon, among other things, the offering closing on or prior to July 2,2008. As a result of the modifications of the conversion terms of the November 2007 debt, pursuant to EI096, Accounting for the Early Extinguishment of Convertible Securities through Early Redemption or Repurchase and Induced Early Conversion, the Company distributed an estimated 499,000 additional common shares to the lenders related to the November 2007 debt of Cdn$6,000,000, since the conversion price decreased from 90% of the offering price to $1.25. As a result of the additional common shares distributed, the Company recorded a charge to accumulated deficit and an offsetting increase to share capital of $808,258. On June 23,2008, the finance com pany, on behalf of each of the lenders, elected to convert the entire principal amount of the loan into common shares of the Company. Based on a loan value of $10,835,000, and a conversion price of $1.25 per share, the Company issued 8,668,000 common shares to ihe lenders. The ban value of $10,835,000, less unamortized loan costs of $558,318, was credited to sharecaphal. The assets collateralizing the loan have been released,

PHOEMXCOAHNC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 Long Term Debt Summary Long-term debt consists of tha following at December 31: zooa «07 Bank notes payable, interest at 7.25% to 8.90%. Payments are made in monthly installments. The loans are collateralized by various pieces of equipment and mature April 2010 $105,109 S — Equipment notes payable, interest at 5.25% to 8.75%. Payments are made in monthly installments. The loans are collateralized by related assets with a net book value of $26,773,902 as at December 31, 2008 and have maturity dates from May 2009 to December2012. ™ 21,068,681 9,687,113 Total long-term debt . 21,173,790 9,687,113 Less current portion..-, , , ... .. ,,.. 6,532,045 2,338,198 $14,641,745 $7,348,915 Expected maturities of notes payable based on years ending December 31 are as follows: 2009— $6,532,045 2010 . ,, ,,. 6,543338 2011 5.709,365 2012 ,, 2,389,042 $21,173,790 Interest Rate Swap and Other Debt In 2006, the Company entered into an interest rate swap transaction whereby the Interest payments on an original notional dollar amount of $7,000,000 converted to a fixed rate of 8.10% compared to a variable rate of LIBOR re-measured on a quarterly basis. The notional amount decreased over the life of tha swap agreement, which was due to expire in December 2011. The notional amount of the agreement was $5,483333 at December 31,2007. Under the agreement, the Company paid or received the net interest amount monthly, with the monthly settlements included in interest expense. In 2006, management designated the interest rate swap agreement as a cash flow hedging instrument, and determined the agreement met the requirements for hedge accounting under OAAP. In August 2007, the debt to which this swap was related was retired. As a result, the amount previously recorded in other comprehensive income was charged to interest expense in October 2007 and any future changes to the fair value of the swap either increased or decreased interest expense as the contract no longer qualified as an accounting hedge. On Jury 15, 2008, the Company paid $237,200 to terminate the swap. The fair value of the derivative was $224,696 at December 31,2007, and is included in accrued liabilities on the consolidated balance sheet on that date. In December 2006, the Company received a $500,000 advance as part of a bridge financing agreement associated with the Charolais acquisition completed in January 2007. The advance was repaid in January 2007 and reissued as part of the full bridge financing of $4,135,600 denominated in Canadian dollars (approximately $3.5 million in U.S. dollars). The loan was repaid in August of 2007 resulting m a foreign currency exchange loss of approximately $418,000. Interest Expense Included in interest expense for the years ended December 31,2008 and 2007 is $955,048 and S2£54,999, respectively, for interest on indebtedness initially incurred for a term of more titan one year. NOTE H — FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS The Company has exposure to credit risk, liquidity risk, interest rate risk, and foreign currency risk. The Company’s risk management objective is to protect earnings and cash flow and, ultimately, shareholder value. Risk management strategies,

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 as discussed below, are designed and implemented to ensure the Company’s risks and the related exposure are consistent with the business objectives and risk tolerance. Credit Risk: Credit risk is the risk of a financial loss to the Company if a customer or counterparty to a. financial instrument fails to meet its contractual obligation. The Company invests its cash and cash equivalents and short-term investments in a U.S. financial institution, which at December 31,2008, carried Standard and Poor’s investment ratings on their deposits of A to A-l. At December 31,2008, approximately 539,700,000 of the cash and cash equivalents balance was invested in a money market fund managed by mis financial institution. In January 2009, the Company reduced this money market balance to approximately $8,000,000, an amount that is guaranteed until April 30,2009 by the US, Treasury Department under the Temporary Guarantee Program for Money Market Funds. The Company has not experienced any losses on its deposits with this financial institution. The Company is also subject to credit risk from its trade accounts receivable. While economic factors can affect credit risk, the Company manages risk by providing credit terms on a case by case basis. Customers are primarily investment grade companies and quasi-governmental agencies. As a result, the Company has not experienced any instances of non-payment Subsequent to December 31,2008, the Company has collected all of its trade accounts receivable at December 31,2008. the Company also invests in short-term Investments issued by the United States government, such as Treasury bUIs and Treasury notes. Historically, these types of investments have been AAA rated, so the Company does not anticipate any risk related to default on these investments by the issuer. At December 31, 2008, the total fair value of assets subject to credit risk, including cash and cash equivalents (including restricted cash and investments], short-term investments, and trade accounts receivable totaled 155,108,371. Liquidity Rist Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity by ensuring mat there is sufficient capital to meet short and long-term business requirements, after taking into account cash flows from operations and the Company’s holdings of cash, cash equivalents and short-term investments. The Company also strives to maintain sufficient financial liquidity at all times in order to participate in investment opportunities as they arise, as well as to withstand sudden adverse changes in economic circumstances. Management forecasts cash flows for its current and subsequent fiscal years to predict future financing requirements. Future requirements are met through a combination of credit commitments and access to capital markets. At December 31,2008, the Company had $40.6 million of cash, cash equivalents, and short-term investments. The following are the maturities, excluding interest payments, reflecting undiscounfed future cash disbursements of the Company’s financial liabilities based on years ending December 31: 2009 2010 to 2011 2012 and later Trade accounts payable and accrued liabilities ,..,..,,-.» $6,470,390 Long-term debt 6,532,045 S 12,252,703 $2^89,042 Other long-term liabilities ; 241,372 241,371 $13,002,435 $12,494,075 $2,630,413 Interest Rate Risk Interest rate risk is the risk borne by an interest-bearing asset or liability as a result of fluctuations in interest rates. Financial assets and financial liabilities with variable interest rates expose the Company to cash flow interest rate risk. The Company’s most significant interest rate risk arises from its investments in marketable securities and cash equivalents. However, the maturity on these Instruments is generally less than ninety days, thereby mitigating the exposure to the impact of changing interest rates.

PHOENIX COAL, INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 The Company’s long-term debt consists of only fixed rate notes. The Company previously maintained a credit facility which bore variable interest rate based on LIBOR. This facility was retired on July 7,2008, The following represents the hypothetical annual future interest income that would be earned on the Company’s cash and cash equivalents (including restricted cash and investments) and short-term investments, and the effect of a 1% change in the interest rates on these investments. The calculation uses the interest rates realized on these assets at December 31* 2008 and the balances of the investments at December 31,2008. Armualized Income Earned Using: Interest rates in effect at December 31,2008™ ,, ,, S 834,200 Interest rates with a 1% decrease in rates.___,,,,.___™,,»» _ ___319,300 Interest rates with a 1% increase in rates .«,,... ... ,,.««.,,. — . 1,349,100 Currency Risk The Company’s functional currency is the U.S. dollar and the Company’s sales are denominated in U.S. dollars. As the Company operates m an international environment^ some of the Company’s financial instruments and transactions are denominated in currencies other than the U.S. dollar. The results of the Company’s operations are subject to currency transaction risk and currency translation risk. At December 31, 2008, the Company had no material financial instruments that were denominated in non U.S. currencies. Fair Values: At December 31,2008, the fair values of cash and cash equivalents (including restricted cash and investments), short-term investments, trade accounts receivable, and trade accounts payable and accrued liabilities approximated their carrying values because of die short-term nature of these instruments. The fair value of other long-term liabilities also approximated its carrying value. The fair value of the Company’s long term debt, calculated using die present value of the scheduled debt payments, and using a credit adjusted risk free rate of 6,75%, was $21,052^00 at December 31,2008. NOTE I—INCOME TAXES The components of income tax expense for the years ended December 31 are: 2QM 2007 Current ,,,^,... ,,—..,, $37,838 $70,155 $37J3J $70.155 The Company’s income tax provision in 2008 and 2007 is all currently payable and consists principally of state taxes. A reconciliation of the differences between the statutory U.S. federal income tax expense (benefit) and the Company’s effective tax expense at December 31 is as follows: 2008 2007 Tax Amount Effective Rate Tax Amount Effective Rate Federal taxes at statutory rates— $(10,998,379) 35.0% $(9,096,897) 35.0% State income texes.net of federal benefit . (1,093,424) 3.6% (865,526) 3.6% Permanent items: Share-based compensation 2,291,022 (7.3%) — 0.0% Interest and fees on preferred shares 1,268,919 (4.0%) 1,072,977 (4.1%) Other permanent items 44,348 (0-1%) 58,325 (0-2%) Total current year permanent items 3,604,289 (11.4%) 1,131302 (43%) Change m valuation allowance attributable to current year activity 8,525,352 (27.2%) 8,901.276 (34.3%) Income tax expense ,,...,,.,. S 37,838 0-0% $70,135 0-0%

PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008 and 2007

The expense for income taxes includes federal and state income taxes currently payable or receivable and those deferred or prepaid because of temporary differences between the financial statement and the tax basis of assets and liabilities. The Company records income taxes under the liability method. Under this method, future income taxes are recognized for the estimated future tax effects of differences between the tax basis of assets and liabilities and their financial reporting amounts based on enacted laws.

The future tax assets and liabilities recognized in the consolidated balance sheet are comprised of the following at December 31:

	2008	2007
Future tax assets:		
Net operating loss carry forwards	$ 23,820,480	$ 10,769,102
Share-based compensation	18,228	577,488
Asset retirement obligations	1,669,064	491,431
Mining rights	-	928,016
Vacation expense	79,370	-
Other	568	1,702
	25,587,710	12,767,739
Future tax liabilities:		
Mine development costs	(426,708)	(54,693)
Mining rights	(2,705,138)	-
Royalty expense	(190,073)	-
Tax over book depreciation	(7,884,915)	(1,964,971)
	(11,206,834)	(2,019,664)
Total	14,380,876	10,748,075
Valuation allowance	(14,380,876)	(10,748,075)
Net future taxes	$ —	$ —

As a result of losses from operations, management has recorded a valuation allowance against the total net future tax asset as they do not believe it is more likely than not these assets will be realized. At December 31, 2008, the Company had available net operating loss (NOL) carry forwards, to reduce future taxable income of approximately $61,711,000 expiring through 2029. The future benefit of these NOL carry forwards may be limited on an annual basis and in total under Section 382 of the United States Internal Revenue Code as a result of prior ownership changes and depending on the extent of future ownership changes contemplated by the Company. As a result of its valuation allowance, the Company has not currently recognized any benefit for these losses in its consolidated financial statements.

Net Operating Loss Carryovers (20 year carryover):

	Loss	Expiring In	Amount
Expiring	2004	2025	$ 305,000
	2005	2026	1,860,000
	2006	2027	6,089,000
	2007	2028	19,648,000
	2008	2029	33,809,000
			$ 61,711,000

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PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008 and 2007

NOTE J — MAJOR CUSTOMERS

For the years ended December 31, 2008 and 2007 the Company's concentration of major customers was as follows:

	2008	2007
Number of primary customers	3	3
Percentage of coal sales	87%	89%
Accounts receivable due at year end	$ 2,410,395	$ 2,285,240

The Company has never experienced non-payment from any of these customers. All amounts due from these customers at December 31, 2008 have subsequently been collected.

NOTE K — COMMITMENTS AND CONTINGENT LIABILITIES

In the normal course of business, the Company makes various commitments and incurs certain contingent liabilities including liabilities related to asset retirement obligations and financial obligations in connection with mining permits that are not reflected in the accompanying consolidated balance sheet. The Company does not anticipate any material losses as a result of these transactions. In accordance with Kentucky state law, the Company is required to post reclamation bonds to assure that reclamation work is completed. Outstanding reclamation bonds totaled approximately $11 million at December 31, 2008 and approximately $9 million at December 31, 2007. These bonds are secured by letters of credit or certificates of deposit issued by a bank equal to the amount of the outstanding reclamation bonds. At December 31, 2008, the letters of credit are collateralized by the restricted cash and certificates of deposit on the consolidated balance sheet of $11,638,921. At December 31, 2007, the letters of credit were collateralized by general business assets of the Company and the restricted cash and certificates of deposit on the consolidated balance sheet of $2,312,500. In July 2008, the Company agreed to increase its restricted cash collateral securing its letters of credit with its bank to 100% of the reclamation bonds outstanding. As a result, the letters of credit are only collateralized by the restricted cash balance, and the general business assets of the Company were released.

The Company leases certain office space and mining equipment over long-term operating leases running through 2009. Future minimum lease commitments under non-cancelable operating leases as at December 31, 2008, payable in 2009, totaled $567,355.

A significant amount of the Company's coal reserves are controlled through leasing arrangements and non-cancellable royalty lease agreements under which future minimum lease payments are due.

In the ordinary course of business, the Company enters into contracts to purchase diesel fuel from local suppliers for physical delivery at specified prices. Pursuant to these contracts, the Company does not own a futures or options position in the purchased fuel. As at, and subsequent to, December 31, 2008, the Company has executed purchase contracts for a total of 2,688,000 gallons to be delivered in 2009 at a total cost of $5,871,096, or an average weighted price of $2.18 per gallon. In 2008, the Company purchased over 5,000,000 gallons of diesel fuel for use at its owned or managed operations.

As at, and subsequent to, December 31, 2008, the Company has committed to purchase approximately $5,100,000 of mining equipment for its operations, with delivery scheduled during the first calendar quarter of 2009. The Company has received commitments from equipment finance companies to finance the purchase of the equipment, with interest rates ranging from 8.50% to 8.75%, terms of 36 to 48 months, and down payments totaling approximately $765,000. The notes will be collateralized by the equipment purchased.

In conjunction with the sale of certain assets to Covol in 2007, the Company entered into a master coal purchase and sale agreement (the "**Master Agreement**") to purchase coal fines recovered and processed by Covol from two coal slurry reserves areas in Muhlenberg County, Kentucky defined in the Master Agreement as the Rock Crusher Reserves and the National Guard Reserves (collectively, the "**Slurry Reserves**"). The term of the Master Agreement runs through the exhaustion of the Slurry Reserves (the "**Term**").

24

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 At December 31, 2008, for the remaining Term of the Master Agreement, Covol is obligated to deliver not less than 60,000 tons of coal fines per month. The Company agrees that it will purchase from Covol, pursuant to the terns of the Master Agreement including certain BTU and quality specifications, ail of the coal fines produced by Covol from the Slurry Reserves up to 60,000 tons per month during the Term. The price for the coal fines shall be the contract price set form in each confirmation attached to the Master Agreement, provided, however, that in no event shall the contract price be less than S25.50 per ton for coal delivered from the Rock Crusher Reserves or $24.50 per ton for coal delivered from the National Guard Reserves. NOTE L —STOCK INCENTIVE PLAN AND WARRANTS 2007Stock Option Man ofMCC MCC adopted an incentive stock option plan in May 2007 (the “2007 Plan”) which provides that the board of directors of the Company may from time to time, in its discretion, and In accordance with TSX requirements, grant to directors, officers, employees and technical consultants to the Company, non-transferable options to purchase common shares, provided that me number of common shares reserved for issuance will not exceed 10% of the issued and outstanding common shares. Such options will be exercisable for a period of up to 5 years from the date of grant. Vesting terms will be determined at me time of grant by the Board of Directors. In 2007, upon closing of an initial public offering, MCC granted to its directors and officers options to acquire 150,000 share* at a price of Cdn$0.25 per share; exercisable for a period of five years from August 28,2007, The 2007 Plan remains ia force and options issued prior to the RTO will continue to be governed by the 2007 Plan; however due to me approval of the 2008 Plan (defined below), no further options will be issued pursuant to the 2007 Plan. 2004 Stock Incentive Plan of Phoenix Phoenix’s 2004 stock incentive plan (the “2004 Plan”) authorized Phoenix’s board of directors to grant options to its employees (including officers), directors and consultants. Pursuant to the 2004 Plan, Phoenix could issue “non-statutory options” and “incentive stock options* to purchase common shares of Phoenix as well as “stock purchase rights”. The number of common shares or rights of Phoenix authorized and reserved for issuance under the 2004 Plan was fixed at 8,297,411. Stock options granted under the 2004 Plan were generally subject to vesting provisions of 25% at the end-of-year one from the date of grant and then evenly over the following 48 months. The options were granted at a price equal to 100% of the fair value of the Company’s common shares on the date of grant and have a ten-year term. Upon completion of the RTO, each Phoenix stock option was cancelled and extinguished and the holder received a replacement option of the Company to purchase diat number of common shares of the Company equal to the number of shares of Phoenix common shares issuable under the Phoenix option with no change in the exercise price of such options due to the nature of the exchange rate between United States dollars and Canadian dollars. 2008 Stock Option Plan of the Company In connection with completion of the RTO, the Company adopted a new stock option plan (the “200g Plan”) on May 20, 2008, which was effective upon the closing of the RTO. The 2008 Plan is designed to advance the interests of the Company by encouraging employees, officers, directors and consultants to have equity participation in the Company through the acquisition of common shares. The current intention is to use the 2008 Plan for option grants to employees, officers, directors and consultants of the Company. Options granted under the 2008 Plan may be ‘incentive stock options” or “non-qualified stock options”. The 2008 Plan was approved by the shareholders of the Company in June 2008 and 13,500,000 common shares are reserved for issuance under the 2008 Plan. The exercise price per common share is not to be less man the market price of the common shares at the time of the grant The exercise period for each stock option is not to be more than ten years (five years in the case of an incentive stock option

PHOENIX COALING NOTES TO CONSOLIDATES FINANCIAL STATEMENTS December 31,2008 and 2007 granted to a person who owns more than 10% of the issued and outstanding common shares). Options may be granted subject to vesting requirements. Unless terminated earlier by the board of directors, the 2008 Plan will remain in effect until all options granted under the 2008 Plan have been exercised or forfeited, or have expired. However, no new options may be granted under the 2008 Plan more than 10 yean from the date the Plan was originally adopted by the board of directors. Information regarding stock option activity under the Plans follows: 1008 Activity Number of Weighted Average 2004 Phoenix Plan Common Share Options Options Exercise Price Balance, December 31,2007 ,, ,,. 6,749,000 $0.87 Granted.— — ___,, ,, ,, 1,000 1.25 Exercised- (25,438) 0.25 Forfeited ,,., ., (1,413,562) 0.43 Options outstanding at December 31,2008 5,311,000 S0.98 Options exercisable at December 31,2008 , 2,986,495 $0.89 Options Denominated In Canadian Dollars Number of Weighted Average 2007 MCC Plan and 2008 Company Plan Optima Exercise Price Balance, December 31,2007 ,, ,, ,, 150,000 Cd»S0.25 Consolidated at 1:235 ..,, (86,170) Balance after consolidation. ~ . 63,830 Cdn 039 Granted under 2008 Plan . ...,, 9397,000 Cdn 1.32 Votantarily surrendered and cancelled under 2008 Plan ». (S.OSO.OOO) Cdn 1.75 Options outstanding atDecernber 31,2008 4,410,830 CdnS0.83 Options exercisable at December 31,2008 ,, 1,498340 odnST|,82 2007 Activity Number of Weighted Average 2004 Phoenix Plan Common Share Options Options Exercise Price Balance, December 31,2006 ,,. — ,, ___,,.,, 3,045,000 $032 Granted—,,.. ,, — 4,004,000 1.25 Exercised ,, .___,,.. (300,000) 0,42 Options outstanding at December 31,2007 6,749,000 $0.87 Options exercisable at December 31,2007- ,, 2^09,050 S0.66 Compensation cost of stock option grants is recognized straight-line over the options* vesting periods. Compensation expense related to stock options for the years ended December 31, 2008 and 2007 was $5,935,289 and $948,859, respectively, In November 2008, members of the board of directors and two senior executives voluntarily surrendered, and the Board concurrently cancelled, 5,050,000 options that had been issued to them in June 2008 concurrent with the Offering, of which 1,683333 were fully vested at the surrender date. The voluntary surrender was not accompanied by a concurrent grant of a replacement award or other consideration to these executives. This surrender caused an acceleration of the related compensation costs under OCA Handbook Section 3870. Had these board members and employees not voluntarily surrendered these options, the related compensation expense for the 2008 fiscal year would have decreased by $2^47,250.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 The options’ fair value was determined using the Black-Scholes option-pricing model. Expected volatilities are based on comparable company historical share price movement and other factors. The cost relating to the stock-based compensation plans U included in general and administrative expenses in the accompanying consolidated statements of operations. 2008 Company 2007Pftoenn 2007 MCC Weighted average fair value per share of options granted $0.67 per share $0.73 per share S0.21 per share Assumptions (weighted average): Risk-free interest rate 3.98% 4.37% 4.75% Expected dividend yield- 0.00 0.00 0.00 Expected volatility... ...,,..,,..,,,..,,,..,,. 0.40 0.40 1.25 Expected option life (in years) ™ 10.OO 10.00 5.00 At December 31,2008, the following stock options were outstanding: Number of Options Exercise Price ___Expiration Date 683,000 $0.23 April, 2015 465,000 0.25 December, 2015 360,000 0.50 May. 2016 920,000 1.25 March, 2017 2,883,000 125 November, 2017 63,830 CdnOJg August, 2012 1,797,000 Cdnl.75 June, 2018 2.550,000 ‘CdaO.18 November, 2018 9.72^830 Phoenix Warrants As part of the fee structure related to Phoenix’s preferred share offering In August 2007, the underwriter received warrants to purchase 1,780,000 shares of the preferred shares of Phoenix at $1,25 per share. The warrants expire 24 months allowing the date Phoenix consummates an initial public offering of its common shares. The warrants’ total value of $462,800 was determined using the Black-Scholes option pricing model. Assumptions used m the model were a risk free interest rate of 4.76%, dividend yield of 6.50%, and expected volatility of .40. The value of the warrants was charged to additional paid in capital. On June 27,2008, under the terms of the Broker Agreement, the warrants were converted to warrants to purchase common shares of the Company at $1.25 per common share and expire in June 2010. Company Warrants Under the terms of the Offering, 31,428,580 warrants were issued to the purchasers of the common shares offered. The warrants entitle the holder to purchase one common share for each warrant held at a price of Cdn$2.25 per share. The warrants expire on June 25,2010. The warrants total value of $8,077,345 was determined by the underwriter of the Orxering. The value of the warrants was charged to share capital.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 Information regarding the warrant activity follows: Weighted Number of Average Exercise Phoenix Preferred Share Warrants Warrants Friea Balance, December31,2007. 1,780,000 S1.25 Converted preferred warrants to common warrants, ,, (1,780,000) 1.25 Warrants outstanding at December 31,2008 ,, ,, &=^ Weighted Number of Average Exercise Phoenix Common Share Warrants Warrants Price Balance, December 31,2007 _ ... . — $— Converted preferred warrants to common warrants ,, ...,, 1,780,000 1.25 Warrants outstanding at December 31,2008 1,780,000 SL25 Warrants exerdsable at December 31,2008 ,, 1,780,000 n^ Weighted Warrants Denominated in Canadian Dollars Number of Average Exercise Company Common Share Warrants Warrants Price Balance, December 31,2007 ,,.,, ,, ,, 100,000 Cdn$0.25 Consolidated at 1:2.3S ,, (57.447) Balance after consolidation.. ,,..___,, 42^53 Cdn 0.59 Exercised (11,850) Cdn 0.59 Warrants issued with new common shares ™.. ..._,___31,428,580 Cdn 155 Warrants outstanding at December 31,2008 ~ 31,459,283 CdnSZ.25 Warrants exercisabk at December 31,2008 ___,. 31,45933 Crin:82.25 At December 31,2008 the following warrants were outstanding: Number of Warrants Exercise Price Expiration Pate 1,780,000 $1.25 June, 2010 30,703 Cdn 0.59 September, 2009 31.428.580 Cdn 2.25 June, 2010 31?J9.283 Total cash received from options and warrants exercised during the years ended December 31, 2008 and 2007 totaled $12,838 and $125,000, respectively. Broker Options Under the terms of the Offering, the agents received Brokers’ Options entitling the agents to purchase in the aggregate 2,514,286 Brokers’ Units. Each Broker Unit entitles the agent to purchase one common share for CdnS1.75 per share and one half warrant entitling the agent to purchase one additional common share for each full warrant at CdoS2.25 per share. The Brokers Options expire on June 25, 2010 and are all exercisable at December 31, 2008. The options total value of $1,I06,28<5 was determined using the Black-Scholes option pricing model. Assumptions used in the model were a risk free interest rate of 3.99%, no dividend yield, and expected volatility of .40. The value of the options was charged to sham capital as a cost of the Offering.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31,2008 and 2007 Stuck Grants In December 2007, the Company Issued 400,000 restricted shares to four of int directors. The shares were valued at $500,000 and the related expense is included in general and administrative expenses. At the date of issue, the shares could not be sold until the Company closed a public offering of its shares. Following the Offering in June 2008, ihe shares are no longer restricted. NOTE M— DEFINED CONTRIBUTION FLAN The Company has a retirement savings trust plan in effect for substantially all full-time employees. The Plan also contains a deferred salary arrangement under IRC Section 401(k). Under the deferred salary arrangement; employees can contribute up to 100% of their earnings and the Company may match a portion of the employee contributions. The Company paid and charged to operations approximately $629,000 and $556,000 for the years ended December 31,2008 and 2007, respectively, for Plan contributions. NOTE N— RELATED PARTY TRANSACTIONS The Company enters into transactions with shareholders and/or affiliated entities that have some level of common ownership with the Company. A summary of the related parry transactions and balances follows for the years ended December 31,2008 and 2007: 20OS SWOT Expenses: Consulting tees, ___$156,000 $610,000 Rent and miscellaneous ,,,,.,,,,... ,, . ~..~. 32^25 65377 Accounts receivable™-. ,,.,,,,_,,. ,..,,.,,.^,,,> ... — 16,858 Accounts payable . ..,,.,,,,...___, ,,,,.,,...,.,,.. ...,. ..,, — 6,670 The above expense amounts were paid to MHI Energy Partners, LLC, which amounts were applied towards, among other things, salaries, overhead and benefits for Individuals who provided services. These transactions are also in the normal coarse of business, and are recorded at the consideration established and agreed to by the related parties. David Wiley and Timothy Fogarty were managing directors of MHI Energy Partners, LLC. David Wiley is currently an officer and director of the Company and Phoenix, and Tim Fogarty resigned as a director of Phoenix hi September 2008. During the second quarter of 2008, the Company discontinued these payments to MHL NOTE O — SUBSEQUENT EVENTS On January 8,2009, the Company announced mat It received a 404 Permit granted by the US. Army Corps of Engineers (“COE”), With the 404 Permit, the Company secured all of the necessary permits to begin mining on the Radio Hill section of the Briar Hill surface mine (“Radio HUT) in Muhlenberg County, Kentucky. During December 2008, Phoenix had obtained a permit required under Section 401 of the Clean Water Act (“401 Permit”) and a state mining permit granted by the KDNR for Radio HilL On March 4,2009, the Company announced that It received a 404 Permit for its Winn North property, which is part of the Back in Black mine. With the 404 Permit, vie Company secured all of the necessary permits to begin mining on Winn Norm in Muhlenberg County, Kentucky. During December 2008, Phoenix had obtained a 401 Permit and a state mining permit granted by the KDNR for Winn Norm. In addition, the Company announced it received two out of the three required permits for KO. The state mining permit from the KDNR had been Issued conditionally, pending the outcome of a phase one archaeological study. When the phase one study is complete the condition will be lifted; however, the conditional permit allows for initial development of KO. The 404 Permit, which was originally protested in September 2008, is still outstanding on this property.

PHOENIX COAL INC. NOTES TO CONSOLIDATED HNANCIAL STATEMENTS December 31,2008 and 2007 On March 3, 2009, the Company entered into a mutual release and settlement agreement with one of its customers to terminate a coal supply agreement for delivery of coal in 2009 and 2010 (the “2009/2010 Supply Agreement”). la consideration for terminating the 2009/2010 Supply Agreement, the Company paid the customer $3,000,000 in cash. The payment relieved die Company of the obligation to deliver approximately 970,000 tons of coal, 470,000 in 2009 and 500,000 in 2010. In addition, the Company agreed to make up in 2009 approximately 170,000 tons of shipments that were not delivered in 2008 under a separate coal supply agreement dated January 1,2008 (the “2008 Supply Agreement”). In return for fulfilling the 2008 Supply Agreement, the customer agreed to change the guaranteed monthly average BTU specification from 11,500 to 11,200. The S3.00O.O00 payment will be charged to the consolidated statement of operations in 2009.

Interim Financial Statements of PHOENIX COAL INC. For the three and six months ended June 30,2009 (Unaudited- Prepared by Management) Management’s Comments on Unaudited Interim Financial Statements The accompanying unaudited interim financial statements of Phoenix Coal Inc. for the three and six months ended June 30, 2009 have been prepared by management and approved by the Board of Directors of the Company. These statements have not been reviewed by the Company’s external auditors.

PHOENIX COAL INC.

CONSOLIDATED BALANCE SHEETS
(Expressed in U.S. Dollars)

	Note		June 30, 2009 (unaudited)		December 31, 2008
ASSETS					
Current Assets					
Cash and cash equivalents	7	$	17,694,780	$	40,525,609
Short-term investments	7		3,078,875		100,707
Trade accounts receivable	7		3,288,714		2,843,134
Coal inventories	2		—		452,558
Prepaid expenses and other current assets			1,046,986		470,506
Restricted cash, cash equivalents and certificates of deposit	7, 8		5,849,000		—
Assets held for sale	2		28,718,201		—
Total current assets			59,676,556		44,392,514
Property, Plant and Equipment, net	4		906,060		46,037,904
Restricted Cash, Cash Equivalents and Certificates of Deposit	7, 8		6,668,297		11,638,921
Mining Rights, Mine Development Costs and Mineral Reserves, net of accumulated amortization of nil as at June 30, 2009 and $3,888,082 as at December 31, 2008	3		43,499,589		52,582,655
Other Assets			574,531		492,520
		$	111,325,033	$	155,144,514
LIABILITIES AND SHAREHOLDERS' EQUITY					
Current Liabilities					
Trade accounts payable and accrued liabilities		$	8,243,534	$	6,470,390
Vendor financing	3		3,000,000		—
Current portion of long-term debt	2, 6		—		6,532,045
Current portion of asset retirement obligations	5		2,300,000		1,958,000
Liabilities associated with assets held for sale	2		25,184,215		—
Total current liabilities			38,727,749		14,960,435
Asset Retirement Obligations, less current portion	5		38,070		2,366,000
Long-term Debt, less current portion	2, 6		—		14,641,745
Other Long-term Liabilities			436,189		482,743
Shareholders' Equity					
Share capital			171,817,981		171,817,981
Stock options and warrants	9		18,490,724		16,625,724
Accumulated deficit			(118,185,680)		(65,750,114)
			72,123,025		122,693,591
		$	111,325,033	$	155,144,514

See accompanying notes to consolidated financial statements

1

PHOENIX COAL INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Expressed in U.S. Dollars)
(Unaudited)

For the Three and Six Months Ended June 30, 2009 and 2008

	Note	Three Months Ended June 2009	Three Months Ended June 2008	Six Months Ended June 2009	Six Months Ended June 2008
Revenue		$ 17,320,379	$ 21,326,102	$ 35,292,271	$ 39,821,562
Cost and Expenses					
Cost of sales		17,019,692	21,199,549	31,763,409	38,684,869
Selling expenses		1,852,362	2,074,001	4,008,043	4,144,935
General and administrative expenses	9	2,004,939	3,813,178	5,602,583	5,412,290
Depreciation and amortization		1,907,711	2,043,344	3,731,492	3,107,176
Write down of assets held for sale	2	38,920,000	—	38,920,000	—
Sales contract termination cost	10	—	—	3,000,000	—
		61,704,704	29,130,072	87,025,527	51,349,270
Loss from operations		(44,384,325)	(7,803,970)	(51,733,256)	(11,527,708)
Other Income (Expense)					
Interest expense, including accretion	2, 6	(424,723)	(2,765,589)	(784,625)	(5,124,968)
Interest income		21,789	14,060	98,478	26,721
Foreign currency (loss) gain		—	(103,710)	—	129,130
Other, net		(3,329)	(37,302)	(6,082)	(215,152)
		(406,263)	(2,892,541)	(692,229)	(5,184,269)
Loss before income taxes		(44,790,588)	(10,696,511)	(52,425,485)	(16,711,977)
Income taxes (benefit)		10,081	(879)	10,081	(879)
Net loss and comprehensive loss		$(44,800,669)	$(10,695,632)	$(52,435,566)	$(16,711,098)
Basic and diluted loss per share		$(0.30)	$(0.25)	$(0.35)	$(0.42)
Weighted average number of common shares outstanding		150,045,552	42,036,051	150,045,552	39,868,745

See accompanying notes to consolidated financial statements

2

PHOENIX COAL INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(Expressed in U.S. Dollars)
(Unaudited)

For the Six Months Ended June 30, 2009 and Year Ended December 31, 2008

	Note	Common Shares (unlimited authorized) Shares	Common Shares (unlimited authorized) Dollars	Stock Options and Warrants	Accumulated Deficit	Total
December 31, 2007		37,701,440	$ 22,426,771	$ 1,458,884	$ (33,109,913)	$ (9,224,258)
Share capital contribution - common shares issued in payment of loan fees		408,163	510,204	—	—	510,204
Issuance of common shares to settle debt		8,668,000	10,276,682	—	—	10,276,682
Conversion of preferred shares, including accrued dividends, to common shares		39,386,270	48,922,722	—	—	48,922,722
Value of additional shares issued in payment of debt		—	808,258	—	(808,258)	—
Share-based compensation - options	9	—	—	260,000	—	260,000
Balances – pre merger, pre share issue, and prior to recording loss for the year		86,163,873	82,944,637	1,718,884	(33,918,171)	50,745,350
Marimba Capital Corp. equity balances pre-merger		2,320,000	347,514	48,120	(88,255)	307,379
Marimba Capital shares consolidated on the basis of 1 share for every 2.35 shares outstanding		(1,332,769)	—	—	—	—
Reverse takeover adjustment		—	(88,255)	—	88,255	—
Reverse takeover costs incurred		—	—	—	(408,000)	(408,000)
Issuance of common shares	1	62,857,160	97,784,678	—	—	97,784,678
Issuance of warrants	9	—	(8,077,145)	8,077,145	—	—
Issuance of broker options	9	—	(1,106,286)	1,106,286	—	—
Share-based compensation - options	9	—	—	5,675,289	—	5,675,289
Options and warrants exercised	9	37,288	12,838	—	—	12,838
Net loss		—	—	—	(31,423,943)	(31,423,943)
December 31, 2008		150,045,552	171,817,981	16,625,724	(65,750,114)	122,693,591
Share-based compensation – options	9	—	—	1,865,000	—	1,865,000
Net loss		—	—	—	(52,435,566)	(52,435,566)
June 30, 2009		150,045,552	$ 171,817,981	$ 18,490,724	$ (118,185,680)	$ 72,123,025

See accompanying notes to consolidated financial statements

3

PHOENIX COAL INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Expressed In U.S. Dollars) (Unaudited) For the Three and Six Months Ended June 30 Three Months Ended Six Months Elided Note June 2009 June 2008 June 2009 June 2008 Cash Flow From Operating Activities Net loss $(44,800,669) $ (10,695,632) $ (52,435,566) $ (16,711,098) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 1,907,711 3,296,291 3,731,492 5,424,704 Loss on sale of property and equipment 1,730 37,202 1,730 214,057 Write down of assets held for sale 2 38,920,000 — 38,920,000 — Interest rate swap — (120,501) — (15,160) Foreign currency loss (gain) — 103,710 — (129,130) Share-based compensation 9 6,000 2,151,277 1,865,000 1291,277 Asset retirement obligations 5 73,404 47,283 (67,949) 94,566 Dividends accrued on preferred shares — 703,344 — 1,467,165 Changes in non-cash operating assets and liabilities: Accounts receivable 2,218,434 209,615 (445,580) 297,558 Inventories (304,825) 136,150 (425,283) 812,560 Prepaid expenses and other current assets (469,097) 197,521 (576,480) 203,488 Trade accounts payable and accrued liabilities (556,124) (633,470) 1,773,144 2,315,908 Net cash used in operating activities (3,003,436) (4,567,210) (7,659,492) (3,734,105) Cash Flow From Investing Activities Reacted cash, cash equivalents, and certificates of deposit 7,8 (148,127) 122,900 (1,377,960) 86,425 (Payments for) proceeds from investments (2,477,578) 153,100 (2,478,584) 153,100 Payments for other assets, principally mine development (1.182J983) (166,910) (1,720,693) (1,043,559) Proceeds from sale of property and equipment 10,000 30,000 10,000 403,300 Payments for property and equipment 4 (986,315) (179,366) (1,851,441) (214,512) Net assets acquired in merger, prior to public offering — 307,379 — 307,379 Acquisitions — (25,000,000) — (25,000,000) Acquisition of mining rights 3 — — (3,307,259) — Net cash used in investing activities (4,785,003) (24,732,897) (10,725,937) (25,307,867) Cash Flow From Financing Activities Principal payments on debt 2,6 (75,901) (202,407) (167,152) (400,984) Proceeds from debt — 4,891,890 — 4,891,890 Payments on equipment financing 2,6 (2,010,172) (1,236,536) (4,231,694) (2,022^31) Line of credit — (3,050,000) — — Reverse takeover costs incurred — (408,000) — (408,000) Decrease in other long-term liabilities (29,177) (25,364) (46,554) (30,654) Net proceeds from capital contributions 1 — 97,784,678 — 97,784,678 Net cash (used in) provided by financing activities (2,115,250) 97,754,261 (4,445,400) 99,814,699 Net (Decrease) Increase in Cash and Cash Equivalents (9,903,689) 68,454,154 (22,830,829) 70,772,727 Cash and Cash Equivalents, Beginning of Period ___. 27,598,469 2,699,947 40.525,609 381,374 Cash and Cash Equivalents, End of Period ,, $17,694,780 $71,154,101 $17,694,780 $71.154,101 Supplemental Disclosure: Interest paid $409,723 $803.398 $769,625 $1,218,152 Non-Cash Investing and Financing Activities: Vendor financing for equipment purchases $734,000 $4,797,889 S 5,821,290 $7,088,637 Vendor provided financing for acquisition of mining rights . — » 3 000000 $ See accompanying notes to consolidated financial statements

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) NOTE 1 — NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Operations: The Company is engaged in the production and sale of steam coal to utilities and industrial fuel consumers. The Company’s mining activities are currently limited to one reportable business segment, which is the Illinois Basin. On June 27, 2008, Phoenix Coal Corporation (“Phoenix”) completed a reverse takeover (“RTO”) of Phoenix Coal Inc. (the “Company”), formerly Marimba Capital Corp. (“MCC”), which was previously listed on the TSX Venture Exchange. MCC was incorporated under the Business Corporations Act (Alberta) on February 8,2007 and was classified as a Capital Pool Company as defined in the TSX Venture Exchange Policy 2.4 and, accordingly, had no assets other than cash and no commercial operations. MCC changed its name to Phoenix Coal Inc. on June 25, 2008. Phoenix, a U.S. company headquartered in Madisonville, Kentucky with a satellite office in Louisville, Kentucky, was formed in July 2004 as a Delaware C corporation and was originally named Dynamic Separations, Inc. (“DSI”). Where the context requires, in respect to transactions prior to the RTO, the “Company” also refers to Phoenix. Principles of Consolidation: Pursuant to the RTO transaction, these consolidated financial statements reflect the assets, liabilities and results of operations of Phoenix prior to the RTO and the consolidated assets, liabilities and results of operations of the Company and Phoenix subsequent to the RTO. The consolidated financial statements are issued under the name of the legal parent (the Company), but are deemed to be a continuation of the legal subsidiary (Phoenix). The consolidated financial statements include Phoenix Coal Inc. and its subsidiaries, all of which are wholly-owned. Basis of Presentation: The accompanying interim consolidated financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles (“GAAP”) for interim financial statements and accordingly do not include all disclosures required for annual financial statements. All monetary references expressed in these notes are references to United States dollars, except occasional references to Canadian dollar amounts, where the dollar amount is preceded by Cdn (“CdnS”). With the exception of new accounting pronouncements discussed in this note, these interim consolidated financial statements follow the same significant accounting policies and methods of application as the Company’s audited annual consolidated financial statements for the year ended December 31, 2008 (the “Annual Financial Statements”)- The interim consolidated financial statements should be read in conjunction with the Annual Financial Statements. In the opinion of management, all adjustments (including normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for these interim periods are not necessarily indicative of the results that may be expected for the full fiscal year ending December 31,2009. Assets Held for Sale: In the second quarter 2009, the Company initiated a process to consider various strategic opportunities, including, but not limited to, the sale of some or all of its coal mining assets and operations. As further discussed in Note 2, subsequent to the end of the second quarter 2009, the Company entered into a definitive agreement to sell substantially all of its surface coal mining assets. Pursuant to Canadian Institute of Chartered Accountants’ (“CICA”) Section 3475, Disposal of Long-Lived Assets and Discontinued Operations, and Emerging Issues Committee (“EIC”) Abstract No. 161, Disconti nued Operations, the Company has classified its surface mining assets and liabilities related to the pending sale, as assets and liabilities held for sale. The Company’s underground coal mining assets do not meet the definition of assets held for sale, and therefore have not been classified as such in these financial statements. As the Company will not have substantial continuing operations subsequent to the sale, discontinued operations accounting has not been applied in these financial statements. Reverse takeover accounting: The RTO was completed on June 27, 2008. Prior to the completion of the RTO, MCC affected a reverse split of its outstanding common shares on the basis of 1 new share for each 2.35 shares outstanding. Pursuant to the RTO, the Company issued one common share for each outstanding common share of Phoenix. In addition, warrants and options to purchase Phoenix common shares outstanding immediately prior to the RTO were replaced with warrants and options to purchase an equivalent number of common shares of the Company, on economically equivalent terms and conditions.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) Concurrent with the RTO, the Company raised $97,784,678, net of issuance costs, in a prospectus offering (the “Offering”) of 62,857,160 subscription receipts priced at Cdn$1.75. In connection with the RTO, each subscription receipt was exchanged for one unit, each unit consisting of one common share and one half common share purchase warrant exercisable until June 25,2010 at Cdn$2.25 per share. The acquisition of the shares of Phoenix was accounted for as an RTO transaction in accordance with guidance provided in EIC-10, As MCC did not qualify as a business for accounting purposes, the transaction was accounted for as a capital transaction of Phoenix. New Accounting Policies: Goodwill and Intangible Assets: The CICA has issued a new standard, CICA Section 3064, Goodwill and Intangible assets, which establishes revised standards for recognition, measurement, presentation and disclosure of goodwill and intangible assets and is effective January 1, 2009. Concurrent with the introduction of this standard, the CICA withdrew EIC-27, Revenues and Expenses during the pre-operating period. This standard has had no material impact on the Company’s consolidated financial statements. Financial Instruments: The EIC has issued EIC-173, Credit Risk and the Fair Value of Financial Assets and Financial Liabilities, which clarifies the application of credit risk when determining the fair value of financial assets and liabilities. EIC-173 is effective for interim and annual financial statements for periods ending on or after January 20, 2009. This standard has had no material impact on the Company’s consolidated financial statements. Mining Exploration Costs: The EIC has issued EIC-174, Mining Exploration Costs, which discusses the circumstances under which exploration costs may be capitalized. Additionally, EIC-174 clarifies the timing for testing capitalized exploration costs for impairment. EIC-174 is effective for interim and annual financial statements issued after March 27, 2009. This standard has had no material impact on die Company’s consolidated financial statements. Future Accounting Changes: International Financial Reporting Standards (“IFRS”): In 2006, the Canadian Accounting Standards Board (“AcSB”) published a new strategic plan that will significantly affect financial reporting requirements for Canadian companies. In February 2008, the AcSB announced that Canadian GAAP for publicly accountable enterprises will be converged with IFRS effective in calendar year 2011. The Company will adopt IFRS for the fiscal year beginning January 1, 2011, with restatement for comparative purposes of amounts reported by the Company for the fiscal year beginning January 1,2010. The Company is currently in the planning phase of the conversion, which includes identifying potential differences between GAAP and existing IFRS as at June 30, 2009, as well as proposed IFRS which may be in effect in 2011. The Company is utilizing both internal and external resources to identify and ultimately quantify these differences and the impact that they will have on accounting policies, information technology and data systems, internal control over financial reporting, disclosure controls and procedures, financial reporting, and business activities. Employees responsible for financial reporting have attended IFRS training, have begun IFRS accounting policy development, and initiated development of an IFRS project timeline Quantification of GAAP and IFRS differences has not yet been determined due to the need to evaluate internal data and make final policy choices and elections. Reclassiftcations: Certain of the 2008 figures have been reclassified to conform to the 2009 financial statement presentation. NOTE 2 —ASSETS HELD FOR SALE Subsequent to the en d of the second quarter 2009, the Company entered into a definitive agreement with a privately owned coal producer to sell substantially all of the operating assets and operations, including coal reserves, mining property, plant and equipment, mining rights, coal purchase contracts and coal sales contracts associated with its surface coal mining operations in Western Kentucky. All of the Company’s current revenues are derived from these operations.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) The consideration which will be received upon closing includes $5,7 million in cash, assumption by the purchaser of all debt associated with the equipment being sold and the assumption of certain reclamation liabilities related to the coal reserves. In addition, the purchaser will replace the Company’s letters of credit for assumed reclamation obligations, which, upon transfer of the active mining permits, will release the restrictions on approximately $5.8 million of restricted cash and certificates of deposit. The Company can potentially receive an additional $1.0 million, upon satisfaction of certain post-closing obligations. The closing of the transaction is subject to certain closing conditions, including closing conditions related to satisfying the purchaser as to the size and quality of the coal reserves. As a consequence of the above, at June 30,2009, the assets and liabilities associated with the sale of the Company’s surface mining operations have been classified as current assets and current liabilities held for sale and shown separately on the balance sheet Furthermore, effective June 30, 2009, the property, plant and equipment, mining rights, mine development costs and mineral reserves being sold have been written down to the amount expected to be realized on sale, namely the cash to be received plus the amount of the liabilities being assumed by the purchaser on closing, less costs to sell. This resulted in a write down of assets held for sale in the amount of $38,920,000 in the three months ended June 30,2009. Assets and liabilities held for sale on the consolidated balance sheet include the following amounts: June 30, 2009 Current assets Coal inventories $877,841 Property, plant and equipment, net 27,719,034 Other assets 121,326 $28,718,201 Current liabilities Asset retirement obligations $2,587,981 Term debt 22,596,234 $25,184,215 Term Debt June 30, 2009 Bank notes payable, interest at 5.50% to 8.90%. Payments are made in monthly installments. The loans are collateralized by various pieces of equipment and mature April 2010 $66,810 Equipment notes payable, interest at 5.25% to 8.75%. Payments are made in monthly installments. The loans are collateralized by related assets with a net book value of $31,258,000 as at June 30, 2009 and have maturity dates from August 2010 to March 2013 22,529,424 Total term debt associated with assets held for sale $22,596,234 NOTE 3 — ACQUISITIONS Petersburg Coal Sublease In March 2009, the Company entered into a sublease agreement with Petersburg Coal, LLC (“Petersburg”) to sublease mineral reserves which are contiguous to its Gryphon Mining Complex, formerly known as the Pratt Mine. Under the terms of the sublease, the Company paid $3,000,000 at closing, assumed $192,178 in liabilities, and will pay an additional $3,000,000 upon satisfactory completion of certain contingencies, including receipt of all required permits from Petersburg. The Company also incurred transaction costs related to the sublease of $115,081, bringing the total cost of the sublease to $6,307,259. A mineral reserve and mineral resource evaluation prepared in accordance with National Instrument 43-101 (“NI43-101”) of the Gryphon Mining Complex was prepared as at April 1, 2009 by an independent geological and engineering consulting firm. Based on the report, at the Gryphon Mining Complex the Company controls 68.4 million tons of proven and probable

PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Three and Six Months Ended June 30, 2009 and 2008
(Unaudited)

coal mineral reserves, 3.7 million tons of underground measured and indicated coal resources, and 0.2 million tons of inferred coal resources.

The costs of the sublease were allocated to the following identifiable assets:

Prepaid royalties	$ 172,413
Mining rights	6,134,846
	$ 6,307,259

The Company is in the process of finalizing its valuation of the assets acquired and liabilities assumed for this sublease. The above allocations are preliminary estimates of fair value and may differ from the final allocation and the differences may be material. The Company will finalize the allocations within one year of the execution of the sublease.

NOTE 4 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consist of the following:

	June 30, 2009			December 31, 2008
	Cost	Accumulated Depreciation	Net Book Value	Net Book Value
Land	$ 879,327	$ —	$ 879,327	$ 1,474,574
Building and improvements	—	—	—	17,726
Preparation plant	—	—	—	2,737,352
Mining equipment	—	—	—	40,128,200
Loading and marine transport equipment	—	—	—	1,434,792
Office equipment	35,688	8,955	26,733	212,278
Vehicles	—	—	—	32,982
	$ 915,015	$ 8,955	$ 906,060	$46,037,904

Property, plant and equipment related to the Company's surface mining operations have been reclassified as current assets held for sale as at June 30, 2009 as further described in Note 2.

NOTE 5 — ASSET RETIREMENT OBLIGATIONS

The Company estimates its ARO liabilities for final reclamation and mine closure based upon detailed engineering calculations of the amount and timing of the future cash spending for a third party to perform the required work. Spending estimates are escalated for inflation and then discounted at the credit-adjusted risk-free rate. The Company records an ARO asset associated with the discounted liability for final reclamation and mine closure. The obligation and corresponding asset are recognized in the period in which the liability is incurred. The ARO asset is amortized on the units-of-production method and the ARO liability is accreted to the projected spending date. As changes in estimates occur (such as mine plan revisions, changes in estimated costs or changes in timing of the performance of reclamation activities), the revisions to the obligation and asset are recognized at the appropriate credit-adjusted risk-free rate. The Company also recognizes an obligation for contemporaneous reclamation liabilities incurred as a result of surface mining. Contemporaneous reclamation consists primarily of grading, topsoil replacement, and revegetation of backfilled pit areas.

8

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) A progression of the asset retirement obligations recorded on the consolidated balance sheet is as follows: Total asset retirement obligations as at December 31,2007 $3,757,353 Liabilities acquired 1,131,000 Liabilities incurred 166,083 Accretion 189,132 Liabilities settled (919,568) Total asset retirement obligations as at December 31,2008 , 4,324,000 Liabilities incurred 670,000 Accretion 146,805 Liabilities settled (214,754) Total asset retirement obligations as at June 30, 2009 4,926,051 Less current portion 2,300,000 Less asset retirement obligations associated with assets held for sale 2,587,981 $38,070 NOTE 6 —DEBT Long-term debt consists of the following: June 30, December 31, 20O9 2008 Bank notes payable, interest at 5.50% to 8.90%. Payments are made in monthly installments. The loans are collateralized by various pieces of equipment and mature April 2010 $ — $105,109 Equipment notes payable, interest at 5.25% to 8.75%. Payments are made in monthly installments. The loans are collateralized by related assets with a net book value of $31,258,000 as at June 30, 2009 and have maturity dates from August 2010 to March 2013 — 21,068,681 Total long-term debt — 21,173,790 Less current portion — 6,532,045 $ — $14,641,745 Long-term debt associated with the Company’s surface mining operations has been reclassified as current liabilities associated with assets held for sale as at June 30,2009 as further described in Note 2. NOTE 7 — FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS The Company has exposure to credit risk, liquidity risk, interest rate risk, and foreign currency risk. The Company’s risk management objective is to protect earnings and cash flow and, ultimately, shareholder value. Risk management strategies, as discussed below, are designed and implemented to ensure the Company’s risks and the related exposure are consistent with its business objectives and risk tolerance. Credit Risk: Credit risk is the risk of a Financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligation. The Company had invested approximately $15,630,000 of its cash and cash equivalents (including restricted cash and investments) and short-term investments in a U.S. financial institution, which as at June 30, 2009, carried Standard and Poor’s investment ratings on their deposits of A-2 to BBB+. As at June 30,2009, approximately 83,343,000 of the cash and cash equivalents balance was invested in a money market fund managed by this financial institution, which is guaranteed until September 18, 2009 by the U.S. Treasury Department under the Temporary Guarantee Program for Money Market Funds. The Company has not experienced any losses on its deposits with mis financial institution.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) The Company is also subject to credit risk from its trade accounts receivable. While economic factors can affect credit risk, the Company manages risk by providing credit terms on a case by case basis. Customers are primarily investment grade companies and quasi-governmental agencies. As a result, the Company has not experienced any instances of non-payment The Company also invests in short-term investments issued by the United States government, such as Treasury bills and Treasury notes. Historically, these types of investments have been AAA rated, so the Company does not anticipate any risk related to default on these investments by the issuer, As at June 30, 2009, the total fair value of assets subject to credit risk, including cash and cash equivalents (including restricted cash and investments), short-term investments, and trade accounts receivable is their carrying value of $36,579,666. Liquidity Risk: Liquidity risk is the risk mat the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity by ensuring that there is sufficient capital to meet short and long-term business requirements, after taking into account cash flows from operations and the Company’s holdings of cash, cash equivalents and short-term investments. The Company also strives to maintain sufficient financial liquidity at all times in order to participate in investment opportunities as they arise, as well as to withstand sudden adverse changes in economic circumstances. Management forecasts cash flows for its current and subsequent fiscal years to predict fiiture financing requirements. Future requirements are met through a combination of credit commitments and access to capital markets. As at June 30, 2009, the Company had S20.8 million of cash, cash equivalents, and short-term investments. Merest Rate Risk- Interest rate risk is the risk borne by an interest-bearing asset or liability as a result of fluctuations in interest rates. Financial assets and financial liabilities with variable interest rates expose the Company to cash flow interest rate risk. The Company’s most significant interest rate risk arises from its short-term investments and cash equivalents. However, the maturity on these instruments is generally less than ninety days, thereby mitigating the exposure to the impact of changing interest rates. The Company’s long-term debt consists of only fixed rate notes. Currency Risk The Company’s functional currency is the U.S. dollar and the Company’s sales are denominated in U.S. dollars. As the Company operates in an international environment, some of the Company’s financial instruments and transactions are denominated in currencies other than the U.S. dollar. The results of the Company’s operations are subject to currency transaction risk and currency translation risk. As at June 30, 2009, the Company had no material financial instruments that were denominated in non U.S. currencies. NOTE 8 — COMMITMENTS AND CONTINGENT LIABILITIES In the normal course of business, the Company makes various commitments and incurs certain contingent liabilities including liabilities related to asset retirement obligations and financial obligations in connection with mining permits that are not reflected in the accompanying consolidated balance sheet. The Company does not anticipate any material losses as a result of these transactions. In accordance with Kentucky state law, the Company is required to post reclamation bonds to assure that reclamation work is completed. Outstanding reclamation bonds related to surface mining operations totaled approximately $12.5 million as at June 30, 2009 and approximately $11.0 million as at December 31, 2008. These bonds are secured by letters of credit or certific ates of deposit issued by a bank equal to the amount of the outstanding reclamation bonds. The letters of credit are collateralized by the restricted cash and certificates of deposit on the consolidated balance sheet of $12,517,297 and 11,638,921 as at June 30, 2009 and December 31, 2008, respectively. Pursuant to the surface mining operation sale detailed in note 2, approximately $5,849,000 of the Company’s cash-collateralized reclamation bonds will be replaced by the purchaser. As a result, as at June 30,2009, the Company has classified $5,849,000 of the restricted cash and certificates of deposit as a current asset. The Company leases certain office space under a long-term operating lease running through 2009. Future non-cancelable minimum lease commitments under this lease as at June 30, 2009, payable in 2009, totaled $114,597. This lease is not related to the surface mining operations held for sale.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) A significant amount of the Company’s surface and underground coal reserves are controlled through leasing arrangements and non-cancellable royalty lease agreements under which future minimum lease payments are due. In the ordinary course of business, the Company enters into contracts to purchase diesel fuel from local suppliers for physical delivery at specified prices. Pursuant to these contracts, the Company does not own a futures or options position in the purchased fuel. As at, and subsequent to, June 30, 2009, the Company has executed purchase contracts for a total of 2,562,000 gallons to be delivered in 2009 and 2010 at a total cost of $5,672,407, or an average weighted price of $2.21 per gallon. These fuel contracts are exclusively related to the surface mining operations held for sale. In 2007, the Company entered into a master coal purchase and sale agreement (the “Master Agreement”) to purchase coal fines recovered and processed by Covol Fuels No. 2, LLC (“Covol”) from two coal slurry reserve areas in Muhlenberg County, Kentucky. On July 6,2009 the Company executed an amendment to the Master Agreement (the “Amended Master Agreement”) revising the annual purchase and sale tonnage commitments. The term of the Amended Master Agreement runs through the exhaustion of the reserves (the “Term”). During the Term of the Amended Master Agreement, by July 1 of each year, the Company and Covol will agree to the annual tonnage commitment (the “Commitment”) that Covol will produce and that the Company will purchase for the next calendar year. For the calendar year 2010 the Commitment cannot be less than 360,000 tons and for subsequent years the Commitment cannot be less than 400,000 tons. The price to be paid by the Company for the coal fines is dependent on the price at which the fines are sold by the Company to its customer, but not less than $24.50 per ton. Additionally, the Company has the first right of refusal to purchase any tons produced by Covol in excess of the Commitment, but up to 720,000 tons annually. This Master Agreement is exclusively related to the surface mining operations held for sale. In June 2009, the Company entered into a coal supply agreement with an Illinois Basin producer to purchase 20,000 tons of coal per month from July 2009 through December 2009 at a purchase price of $39.00 per ton. Upon mutual agreement of the parties to the coal supply agreement, the term of the agreement may be extended to December 31, 2010. This coal supply agreement is exclusively related to the surface mining operations held for sale. As part of the Renfro Equipment Inc. acquisition in July 2008, the Company agreed that if, by July 31, 2010, it acquires at least 1.5 million reserve tons as defined by National Instrument 43-101 (“NI43-101”) due to the direct efforts of the sellers (“Additional Reserves”), the Company will pay the sellers $1,000,000 for the first 1.5 million tons of reserves, plus $0.50 per ton for each reserve ton in excess of 1.5 million. The acquisition closing documents define a specific territory from which the Additional Reserves can be acquired. The acquisition of the Additional Reserves must be on terms and conditions acceptable to the Company in its sole, reasonable discretion. As at June 30, 2009, the sellers had provided several mineral leases to the Company. However, the analysis and drilling that is required to qualify these properties as reserve tons under the definition of NI 43-101 is in its early stages. Therefore, it is not yet probable that the sellers will deliver 1.5 million reserve tons to the Company, so no liability has been currently accrued on the consolidated balance sheet to the sellers. This commitment is exclusiv ely related to the surface mining operations held for sale. NOTE 9 — STOCK INCENTIVE PLAN AND WARRANTS 2007 Stock Option Plan ofMCC MCC adopted an incentive stock option plan in May 2007 (the “2007 Plan”) which provides that the board of directors of the Company may from time to time, in its discretion, and in accordance with TSX requirements, grant to directors, officers, employees and technical consultants to the Company, non-transferable options to purchase common shares, provided that the number of common shares reserved for issuance will not exceed 10% of the issued and outstanding common shares. Such options will be exercisable for a period of up to 5 years from the date of grant. Vesting terms will be determined at the time of grant by the board of directors. In 2007, upon closing of an initial public offering, MCC granted to its directors and officers options to acquire 150,000 shares at a price of Cdn$0.25 per share, exercisable for a period of five years from August 28,2007. The 2007 Plan remains in force and options issued prior to the RTO will continue to be governed by the 2007 Plan; however due to the approval of the 2008 Plan (defined below), no further options will be issued pursuant to die 2007 Plan.

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) 2008 Stock Option Plan of the Company In connection with completion of the RTO, the Company adopted a new stock option plan (the “2008 Plan”) on May 20, 2008, which was effective upon the closing of the RTO. The 2008 Plan is designed to advance the interests of the Company by encouraging employees, officers, directors and consultants to have equity participation in the Company through the acquisition of common shares. The current intention is to use the 2008 Plan for option grants to employees, officers, directors and consultants of the Company. Options granted under the 2008 Plan may be “incentive stock options” or “non-qualified stock options”. The 2008 Plan was approved by the shareholders of the Company in June 2008 and 13,500,000 common shares are reserved for issuance under the 2008 Plan. The exercise price per common share is not to be less than the market price of the common shares at the time of the grant. The exercise period for each stock option is not to be more than ten years (five years in the case of an incentive stock option granted to a person who owns more than 10% of the issued and outstanding common shares). Options may be granted subject to vesting requirements. Unless terminated earlier by the board of directors, the 2008 Plan will remain in effect until all options granted under the 2008 Plan have been exercised or forfeited, or have expired. However, no new options may be granted under the 2008 Plan more than 10 years from the date the Plan was originally adopted by the board of directors. Phoenix had a stock incentive plan authorized by its board of directors in 2004 (the “2004 Plan”) to grant options to its employees (including officers), directors and consultants. Pursuant to the 2004 Plan, Phoenix could issue “non-statutory options” and “incentive stock options” to purchase common shares of Phoenix as well as “stock purchase rights”. Stock options granted under the 2004 Plan were generally subject to vesting provisions of 25% at the end-of-year one from the date of grant and then evenly over the following 48 months. The options were granted at a price equal to 100% of the fan-value of the Company’s common shares on the date of grant and have a ten-year term. Upon completion of the RTO, each Phoenix stock option was cancelled and extinguished and the holder received a replacement option of the Company to purchase that number of common shares of the Company equal to the number of shares of Phoenix common shares issuable under the Phoenix option with no change in the exercise price of such options due to the nature of the exchange rate between United States dollars and Canadian dollars. These replacement options are governed by the terms of the 2008 Plan.

PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Three and Six Months Ended June 30, 2009 and 2008
(Unaudited)

Information regarding stock option activity under the Plans follows:

2007 MCC Plan and 2008 Company Plan

	2009 Activity	
Options Denominated in Canadian Dollars	**Number of Options**	**Weighted Average Exercise Price**
Balance, December 31, 2008	4,410,830	Cdn$0.83
Granted	6,500,000	Cdn 0.30
Voluntarily surrendered and cancelled	(900,000)	Cdn 1.75
Cancelled	(25,000)	Cdn 1.75
Cancelled and replaced	(337,000)	Cdn 1.75
Replacement options, including 208,000 previously issued in U.S. dollars	545,000	Cdn 0.30
Forfeited	(535,000)	Cdn 1.75
Options outstanding as at June 30, 2009	9,658,830	Cdn$0.27
Options exercisable as at June 30, 2009	3,253,641	Cdn$0.27

Options Denominated in U.S. Dollars (2004 Plan Options Replaced with 2008 Plan Options)	**Number of Options**	**Weighted Average Exercise Price**
Balance, December 31, 2008	5,311,000	$0.98
Voluntarily surrendered and cancelled	(3,300,000)	1.25
Cancelled and replaced (in Canadian dollars)	(208,000)	1.25
Forfeited	(403,000)	0.96
Options outstanding as at June 30, 2009	1,400,000	$0.32
Options exercisable as at June 30, 2009	1,176,892	$0.31

	2008 Activity	
Options Denominated in Canadian Dollars	**Number of Options**	**Weighted Average Exercise Price**
Balance, December 31, 2007	150,000	Cdn$0.25
Consolidated at 1:2.35, pursuant to RTO	(86,170)	
Balance after consolidation	63,830	Cdn 0.59
Granted	9,397,000	Cdn 1.32
Voluntarily surrendered and cancelled	(5,050,000)	Cdn 1.75
Options outstanding as at December 31, 2008	4,410,830	Cdn$0.83
Options exercisable as at December 31, 2008	1,498,340	Cdn$0.82

Options Denominated in U.S. Dollars (2004 Plan Options Replaced with 2008 Plan Options)	**Number of Options**	**Weighted Average Exercise Price**
Balance, December 31, 2007	6,749,000	$0.87
Granted	1,000	1.25
Exercised	(25,438)	0.25
Forfeited	(1,413,562)	0.43
Options outstanding as at December 31, 2008	5,311,000	$0.98
Options exercisable as at December 31, 2008	2,986,495	$0.89

13

PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Three and Six Months Ended June 30, 2009 and 2008
(Unaudited)

Compensation cost of stock option grants is recognized straight-line over the options' vesting periods. Compensation expense related to stock options for the six months ended June 30, 2009 and 2008 was $1,865,000 and $2,291,277, respectively. In March 2009, certain officers of the Company voluntarily surrendered, and the board of directors concurrently cancelled, 4,200,000 options that had been previously issued to them, of which 2,075,849 were fully vested at the surrender date. The voluntary surrender was not accompanied by a concurrent grant of a replacement award or other consideration to these officers. This surrender caused an acceleration of the related compensation costs under CICA Handbook Section 3870. Had these officers not voluntarily surrendered these options, the related compensation expense for the six months ended June 30, 2009 would have decreased by approximately $1,295,000.

Additionally, in March 2009, the board of directors cancelled and replaced 545,000 stock options that had been previously issued to various production and administrative personnel. These options had originally been granted in 2007 and 2008, with vesting periods ranging from 3 years to 5 years, and exercise prices ranging from $1.25 to Cdn$1.75. The replacement options have a 3 year vesting period and an exercise price of Cdn$0.30.

Under the terms of the 2008 Plan, the sale of the surface mining assets and associated liabilities described in note 2 could, depending on the final valuation of the sale, cause all options outstanding under the 2008 Plan to become fully vested and result in any unrecognized compensation expense to be charged to the statement of operations on the date of sale. As at June 30, 2009 the unrecognized expense related to these options totaled approximately $720,000.

The options' fair value was determined using the Black-Scholes option-pricing model. Expected volatilities are based on comparable company historical share price movement and other factors. The cost relating to the stock-based compensation plans is included in general and administrative expenses in the accompanying consolidated statements of operations.

As at June 30, 2009, the following stock options were outstanding:

Number of Options	Exercise Price	Expiration Date
585,000	$0.25	April 2015
465,000	0.25	December 2015
335,000	0.50	May 2016
15,000	1.25	March 2017
63,830	Cdn 0.59	August 2012
2,550,000	Cdn 0.18	November 2018
6,345,000	Cdn 0.30	March 2019
700,000	Cdn 0.30	May 2019
11,058,830		

Phoenix Warrants

As part of the fee structure related to Phoenix's preferred share offering in August 2007, the underwriter received warrants to purchase 1,780,000 shares of the preferred shares of Phoenix at $1.25 per share. The warrants expire 24 months following the date Phoenix consummates an initial public offering of its common shares. The warrants' total value of $462,800 was determined using the Black-Scholes option pricing model. Assumptions used in the model were a risk free interest rate of 4.76%, dividend yield of 6.50%, and expected volatility of .40. The value of the warrants was charged to share capital. On June 27, 2008, under the terms of a broker agreement, the warrants were converted to warrants to purchase common shares of the Company at $1.25 per common share and expire in June 2010.

Company Warrants

Under the terms of the Offering, 31,428,580 warrants were issued to the purchasers of the common shares offered. The warrants entitle the holder to purchase one common share for each warrant held at a price of Cdn$2.25 per share. The warrants expire in June 2010. The warrants total value of $8,077,145 was determined by the underwriter of the Offering. The value of the warrants was charged to share capital.

14

PHOENIX COAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Three and Six Months Ended June 30, 2009 and 2008
(Unaudited)

Information regarding the warrant activity follows:

Phoenix Warrants	Number of Warrants	Weighted Average Exercise Price
Balance, December 31, 2007	—	$—
Converted preferred warrants to common warrants	1,780,000	1.25
Warrants outstanding and exercisable as at June 30, 2009 and December 31, 2008	1,780,000	$1.25

Warrants Denominated in Canadian Dollars Company Warrants	Number of Warrants	Weighted Average Exercise Price
Balance, December 31, 2007	100,000	Cdn$0.25
Consolidated at 1:2.35, pursuant to RTO	(57,447)	
Balance after consolidation	42,553	Cdn 0.59
Exercised	(11,850)	Cdn 0.59
Warrants issued with new common shares	31,428,580	Cdn 2.25
Warrants outstanding and exercisable as at June 30, 2009 and December 31, 2008	31,459,283	Cdn$2.25

As at June 30, 2009 the following warrants were outstanding:

Number of Warrants	Exercise Price	Expiration Date
1,780,000	$1.25	June 2010
30,703	Cdn 0.59	September 2009
31,428,580	Cdn 2.25	June 2010
33,239,283		

Total cash received from options and warrants exercised during the six months ended June 30, 2009 and the year ended December 31, 2008 totaled nil and $12,838, respectively.

Broker Options
Under the terms of the Offering, the agents received Brokers' Options entitling the agents to purchase in the aggregate 2,514,286 Brokers' Units. Each Broker Unit entitles the agent to purchase one common share for Cdn$1.75 per share and one half warrant entitling the agent to purchase one additional common share for each full warrant at Cdn$2.25 per share. The Brokers Options expire in June 2010 and are all exercisable at June 30, 2009. The options total value of $1,106,286 was determined using the Black-Scholes option pricing model. Assumptions used in the model were a risk free interest rate of 3.99%, no dividend yield, and expected volatility of .40. The value of the options was charged to share capital as a cost of the Offering.

NOTE 10 — SALES CONTRACT TERMINATION

On March 3, 2009, the Company entered into a mutual release and settlement agreement with one of its customers to terminate a coal supply agreement for delivery of coal in 2009 and 2010 (the "2009/2010 Supply Agreement"). In consideration for terminating the 2009/2010 Supply Agreement, the Company paid the customer $3,000,000 in cash. The payment relieved the Company of the obligation to deliver approximately 970,000 tons of coal, 470,000 in 2009 and 500,000 in 2010. In addition, the Company agreed to make up in 2009 approximately 170,000 tons of shipments that were not delivered in 2008 under a separate coal supply agreement dated January 1, 2008 (the "2008 Supply Agreement"). In return for fulfilling the 2008 Supply Agreement, the customer agreed to change the guaranteed monthly average BTU specification from 11,500 to 11,200. The $3,000,000 payment has been charged to the consolidated statement of operations.

15

PHOENIX COAL INC. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Three and Six Months Ended June 30,2009 and 2008 (Unaudited) NOTE 11 — RELATED PARTY TRANSACTIONS The Company enters into transactions with shareholders and/or affiliated entities that have some level of common ownership with the Company. A summary of the related party transactions and balances follows for the six months ended June 30, 2009 and 2008: Six Months Ended 2009 1008 Expenses: Consulting fees $ — $156,000 Rent and miscellaneous — 32,925 Accounts receivable — 16,858 Accounts payable — 3,741 The above expense amounts were paid to MHI Energy Partners, LLC, which amounts were applied towards, among other things, salaries, overhead and benefits for individuals who provided services. These transactions are also in the normal course of business, and are recorded at the consideration established and agreed to by the related parties. David Wiley and Timothy Fogarty were managing directors of MHI Energy Partners, LLC. David Wiley is currently an officer and director of the Company and Phoenix, and Tim Fogarty resigned as a director of Phoenix in September 2008. During the second quarter of 2008, the Company discontinued these payments to MHI. NOTE 12 — SUBSEQUENT EVENTS On July 28,2009, the Company executed an amendment to a coal sales contract with one of its customers. Under the original terms of the contract, shipments to this customer were for 11,500 BTU quality coal and scheduled to be completed by December 31, 2009. The amendment terms extend the period of time to fulfill the contracted tonnage shipments to December 31,2012 and decrease the minimum BTU guarantee to 11,400 BTU for coal shipped in 2009 and 2010.

PHOENIX COAL INC. Management’s Discussion and Analysis For the three and six months ended June 30,2009

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 The following discussion of the results of operations, financial condition and cash flows of Phoenix Coal Inc. (the “Company”) prepared as at August 14, 2009 should be read in conjunction with the Company’s unaudited interim financial statements for the three and six months ended June 30,2009 and its 2008 audited financial statements and the notes thereto. These financial statements, which were prepared in accordance with generally accepted accounting principles in Canada, are available at www.sedar.com. All amounts disclosed are in United States dollars unless otherwise stated. This Management Discussion and Analysis contains “forward-looking statements” which may include, but are not limited to, statements with respect to the future financial or operating performance of the Company and its projects, the future price of coal, the estimation of mineral resources, the timing and amount of estimated future production, costs of production, capital, operating and exploration expenditures, costs and timing of the development of new deposits, costs and timing of future exploration, requirements for additional capital, government regulation of mining operations, environmental risks, reclamation expenses, title disputes or claims, limitations of insurance coverage and the timing and possible outcome of regulatory matters. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates,” or “believes” or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. Forward-looking statements are based on the reasonable assumptions, estimates, analysis and opinions of management made in light of its experience and perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable at the date that such statements are made. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the factors discussed in the section entitled “Risk Factors” in the prospectus of the Company available on SEDAR at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Forward-looking statements contained herein are made as at the date of this management discussion and analysis. There can be no assurance mat forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not undertake to update any forward-looking statements except as required by applicable securities laws. Overview The Company is headquartered in Madisonville, Kentucky and is engaged in the exploration, production, acquisition and sale of coal from the Illinois Basin. The primary customers of the Company are electric utility companies. The current mining operations and nea r-term development projects of the Company are located in Western Kentucky, an area that comprises a part of the Illinois Basin. As at June 30, 2009, the Company operated five surface mines -Briar Hill/Radio Hill (two mines at one geographic location), Back in Black, KO, and Jessup. As further discussed, subsequent to the end of the second quarter 2009, the Company entered into a definitive agreement to sell substantially all of the assets associated with its surface mining operations.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Highlights for the first six months of 2009 During the three and six months ended June 30,2009: Subsequent to the end of the second quarter 2009, the Company entered into a definitive agreement to sell substantially all of its surface coal mining assets to a significant privately-owned, Ohio-based coal producer on terms and conditions detailed in the in the Sale of Surface Mining Assets section below. The Company received the required permitting from the Kentucky Department of Natural Resources and the U.S. Army Corps of Engineers for its Winn North, Radio Hill and KO reserves. After receiving all requisite permits, the Company began mining its Radio Hill reserve in January; re-opened the Winn North reserve, part of the Back in Black mine, in February after being idled for eight months; and commenced mining the KO reserve in May. On January 26,2009, a devastating ice storm hit Western Kentucky, destroying electrical infrastructure and seriously crippling the area. Consequently, the Company was unable to produce coal for approximately a week because of the loss of power and inability to access its mine sites. The Company estimated it lost approximately 50,000 to 60,000 tons of production due to the ice storm. Heavy rainfall during the second quarter 2009 hampered production at most mine locations. April rainfall was 34% higher than average for the month, while May was 29% higher than average, according to data published by the National Oceanic and Atmospheric Administration. On March 3, 2009, the Company entered into a mutual release and settlement agreement with one of its customers to terminate a coal supply agreement for delivery of coal in 2009 and 2010 (the “2009/2010 Supply Agreement”). In consideration for terminating the 2009/2010 Supply Agreement, the Company paid the customer $3,000,000 in cash. In addition, the Company agreed to make up in 2009 approximately 170,000 tons of shipments that were not delivered in 2008 under a separate coal supply agreement dated January 1,2008. On March 27,2009, the Company announced it had entered into a sublease agreement with Petersburg Coal, LLC (“Petersburg”). The subleased mineral reserves are contiguous to the Company’s Gryphon Mining Complex, formerly known as the Pratt Mine. On May 12, 2009, the Company announced it had completed its National Instrument 43-101 technical report on the Gryphon Mining Complex. Based on the report, at the Gryphon Mining Complex the Company controls 68.4 million tons of proven and probable coal mineral reserves, 3.7 million tons of underground measured and indicated coal resources, and 0.2 million tons of inferred coal resources. During the second quarter of 2009, the Company produced approximately 450,000 tons of saleable coal and purchased nearly 83,000 tons of saleable coal. For the six months ended June 30,2009, the Company produced approximately 943,000 tons of saleable coal and purchased nearly 136,000 tons of saleable coal. • Coal sales totaled approximately 522,000 tons and 1,060,000 tons for the quarter and six months ended June 30,2009, respectively. Revenue for the three months ended June 30, 2009 was approximately $17,320,000 for an average revenue per ton sold of $33.20. Revenue for the six months ended June 30,2009 was approximately $35,292,000 for an average revenue per ton sold of $33.30. Cost of sales for the three months ended June 30,2009 was approximately $17,020,000 for an average cost per ton sold of $32.62. Cost of sales for the six months ended June 30,2009 was approximately $31,763,000 for an average cost per ton sold of $29.97.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 For the three and six months ended June 30, 2009, the Company’s net loss was approximately $44,801,000 and $52,436,000, respectively. These amounts include the write down of assets held for sale of $38,920,000 described in the Sale of Surface Mining Assets section below. Capital expenditures for the six months ended June 30, 2009 were $7,673,000, which included $5,821,000 of new equipment that was financed through term loans. At June 30, 2009, the Company had approximately $20,774,000 in cash, cash equivalents and short-term investments. Results of Operations Sale of Surface Mining Assets Subsequent to the end of the second quarter 2009, the Company entered into a definitive agreement with a privately owned coal producer to sell substantially all of the operating assets and operations, including coal reserves, mining property, plant and equipment, mining rights, coal purchase contracts and coal sales contracts associated with its surface coal mining operations in Western Kentucky. The consideration which will be received upon closing includes $5.7 million in cash, assumption by the purchaser of all debt associated with the equipment being sold and the assumption of certain reclamation liabilities related to the coal reserves. In addition, the purchaser will replace the Company’s letters of credit for assumed reclamation obligations, which, upon transfer of the active mining permits, will release the restrictions on approximately $5.8 million of restricted cash and certificates of deposit The Company can potentially receive an additional $1.0 million, upon satisfaction of certain post-closing obligations. The closing of the transaction is subject to certain closing conditions, including closing conditions related to satisfying the purchaser as to the size and quality of the coal reserves. Effective June 30, 2009, the property, plant and equipment, mining rights, mine development costs and mineral reserves being sold have been written down to the amount expected to be realized on sale, namely the cash to be received plus the amount of the liabilities being assumed by the purchaser on closing, less costs to sell. This resulted in a write down of assets held for sale in the amount of $38,920,000 in the three months ended June 30, 2009. Production On January 26, 2009, a devastating ice storm hit Western Kentucky, destroying electrical infrastructure and seriously crippling the area. Consequently, the Company lost approximately 50,000 to 60,000 tons of production because of the loss of power and inability to access its mine sites. Heavy rainfall during the second quarter 2009 delayed mining as water had to be pumped from the coal pits. April rainfall was 34% higher than average for the month, and May was 29% higher according to data published by the National Oceanic and Atmospheric Administration. For the first half of 2009, production from Phoenix’s owned mines came from six sources — Briar Hill, Radio Hill, Back in Black, KO, Jessup, and Beech Creek. The closing of the Beech Creek mine and subsequent opening of the KO mine negatively impacted production as a mine at full production was replaced by a mine in its early stages of production during the second quarter 2009. In addition, Back in Black encountered productivity problems due to old works and short pit length. The Graham #5 and Stony Point mines (producing a combined 169,550 tons for the quarter ended June 30,2008) were depleted during 2008 while Beech Creek mined out in April 2009 after producing 24,393 tons and 134,094 tons for the second quarter and the six months ended June 30,2009, respectively.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 The following table summarizes the production from Phoenix’s owned mines during the quarter and six months ended June 30,2009 versus comparable time periods in the prior year. Q2.Q2 % YTD 6/30 YTD 6/30% 2009 2008 Variance Variance 2009 2008 Variance Variance Briar Hill/Radio Hill 296,154 236,586 59,568 25.2% 587,260 474,722 112,538 23.7% Back in Black 42,583 65,605 (23,022) -35.1% 72,590 127,637 (55,047) -43.1% KO 25,162 — 25,162 0.0% 25,162 — 25,162 0.1% Jessup 852 T7J6.0%jj 123,568;T j.23J568 JL0% BejschOreekjjjj’jjT Sub^taF’Z 450,144” 302,19lTi 147,953 j j 49.0%g S 942,674;; 602,359 ji 340315 jf 56.5% J. Othermines — Z”. 55oZ” (169,550)I00.0%; 2ZZZZ . 37l.804_;: (,371,804)1 Total T 450,144 471,741 (21,597)11 -4.6%j j 942,674 ;; 974,163 (31,489)0 -3.2% Briar Hill/Radio Hill continued to lead production during the second quarter 2009. These two mines produced a total of 296,154 tons for the quarter ended June 30,2009, a 59,568 ton increase over the 236,586 tons produced for the quarter ended June 30,2008. Production at this location increased 25% and 24% for the quarter and six months ended June 30, 2009, respectively. Water inflow from portions of Radio Hill’s overburden decreased during the quarter, contributing to the production increase at this location. The Back in Black mine produced 42,583 tons in the quarter ended June 30, 2009, a decrease of 23,022 tons from 65,605 produced tons for the similar period in 2008. The mine had been idled for eight months after it had mined through its permit area in June 2008 and resumed production in February 2009. In the second quarter 2009, Back in Black encountered old works in the west end of its pit creating a shorter, less productive pit length. These conditions, coupled with permit boundary restrictions, constrained the space available for overburden removal. As a result, additional trucks and manpower were deployed to haul spoil to an old pit to provide relief, generating increases in diesel fuel consumption and labor hours. In July 2009, manpower was redeployed to another section of the mine with lower stripping ratios, in an effort to increase production at this location. KO mine was originally scheduled to begin production in March 2009, but was delayed until late May due to permit issues. As production began, mining was slow as a mud slip and an eighteen inch parting were encountered limiting production to 25,162 tons in the quarter ended June 30,2009. The mud slip is no longer present and coal quality is improving as the parting in the seam is drier and more friable, creating less contamination as the coal is mined. The Jessup mine had its highest productivity month, producing 21,882 tons in May 2009 and 61,852 tons for the quarter ended June 30,2009, making Jessup the second highest producing mine for the second quarter 2009. Purchased Coal First quarter 2008 was Covol’s first full quarter of operation after acquiring the Rock Crusher preparation plant and slurry reserves from the Company at the end of November 2007. Production was slow to start due to inclement weather, start-up issues and downtime related to initial capital improvements. During the second quarter 2008, production increased to nearly 10,000 tons per month. By the end of 2008, Covol had finished construction on its new preparation plant and modifications on the Rock Crusher plant setting me stage for higher production in 2009. Consequently, Covol continued to improve production and quality during the first half 2009 with the second quarter being the most productive quarter since the commencement of operations.

Phoenix Coal Inc.
Management's Discussion and Analysis
Three and Six Months Ended June 30, 2009

Prior to the acquisition of C&R at the end of July 2008, the Company managed the Beech Creek property on behalf of C&R and purchased the production from the mine. During the first quarter 2008, the Company developed the mine area for the Beech Creek South permit, which had limited production at the outset. However, after developing a longer, more efficient pit length and acquiring new equipment, the second quarter 2008 production improved to where the Company purchased over 140,000 tons from C&R.

The following table summarizes the purchased coal, including C&R, during the second quarter and six months ended June 30, 2009 versus similar periods in the prior year.

	Q2 2009	Q2 2008	Variance	YTD 6/30 2009	YTD 6/30 2008	Variance
Covol	82,878	29,269	53,609	135,843	36,776	99,067
C&R Coal	-	140,496	(140,496)	-	159,639	(159,639)
Total	**82,878**	**169,765**	**(86,887)**	**135,843**	**196,415**	**(60,572)**

In June 2009, the Company entered into a coal supply agreement with an Illinois Basin producer to purchase 20,000 tons of coal per month from July 2009 through December 2009 at a purchase price of $39.00 per ton. Upon mutual agreement of the parties to the coal supply agreement, the term of the agreement may be extended to December 31, 2010. This coal is a higher BTU product than the Company currently produces from its operations. Blending this coal with the Company's coal will reduce the amount of coal that the Company will have to wash from its own operations.

Revenue

The Company primarily derives its revenue from coal sales to electric utility companies. For the three months ended June 30, 2009, the Company's revenue decreased by 19% to $17,320,379 from $21,326,102 in the prior year comparative three month period. For the six months ended June 30, 2009, Phoenix's revenue decreased by 11% to $35,292,271 from $39,821,562 in the prior year six month period. For the three month periods ended June 30, tons sold decreased 19% from 646,000 tons in 2008 to 522,000 tons in 2009. For the six month periods ended June 30, sold tons decreased 12% from 1.2 million tons in 2008 to 1.1 million tons in 2009. The decrease in revenue was primarily attributable to a decrease in sales volume due to the year over year reductions in produced and purchased coal previously discussed.

For the six months ended June 30, 2009, average revenue per ton sold increased to $33.30 from $33.02 in the same period in 2008. The increase of $0.28 per ton resulted from shipments on several sales contracts which transitioned to 2009 contract pricing after fulfilling 2008 contract commitments. Additionally, due to renegotiating a change in quality specifications with two customers, and deferring tons shipped to another customer with a higher quality requirement into 2010, the Company was able to ship a higher percentage of its sales on contracts which currently provide the highest base price realization of all its sales contracts. Conversely, due to the depletion of the Beech Creek mine, overall BTU quality decreased, reducing the revenue per ton realized by the Company on several of its sales contracts and thus offsetting any of the increase discussed above.

Cost of Sales

Cost of sales consists of all mining related expenses, preparation costs, transportation costs and purchased coal before depreciation and amortization. Diesel fuel had the largest cost decrease during the second quarter 2009 compared to the second quarter 2008. On a cost per ton produced basis, diesel fuel cost was $5.44 in the second quarter 2009 compared to $9.10 in the second quarter 2008, a $3.66 or 40% decrease. Fuel costs decreased from an average of $3.83 per gallon to an average of $2.02 per gallon in the quarter ended June 30, 2008 versus 2009. Year

6

Phoenix Coal Inc.
Management's Discussion and Analysis
Three and Six Months Ended June 30, 2009

over year, diesel fuel cost decreased $3,629,014 for the six months ended June 30, 2009 due primarily to a $1.38 decrease in the per gallon fuel cost from $3.39 in 2008 to $2.01 for the same period in 2009.

Labor and benefits increased 20% from $3,854,407 in the second quarter 2008 to $4,643,217 in the second quarter 2009. Cost per ton produced increased from $8.17 in the second quarter 2008 to $10.31 in the second quarter 2009. Man hours worked increased for the quarter ended June 30, 2009 primarily due to the excess rainfall and production delays at the KO and Back in Black mines previously discussed.

Purchased coal, a variable cost, accounted for approximately 12% of the cost of sales in the second quarter 2009. For the quarter ended June 30, 2009, purchased coal was $2,106,623 versus $5,346,762 for the same period in 2008. For the six months ended June 30, 2009, purchased coal was $3,461,367 and $6,160,445 for the same period in 2008. Prior to its purchase of C&R in July 2008, Phoenix was purchasing coal from C&R, thus accounting for the significant cost differential year over year. The cost per ton purchased decreased from $31.49 for the second quarter ended June 30, 2008 to $25.41 in 2009. For the six months ended June 30, 2009, the cost per ton purchased decreased from $31.36 in 2008 to $25.48 in 2009 In 2009, Covol provided all purchased coal, which was less expensive than the coal purchased from C&R in 2008.

Maintenance costs for the second quarter ended June 30, 2009 were $2,894,435 and $1,926,971 for the same period in 2008, an increase of $967,464. Cost per ton produced was $6.43 for the second quarter ended June 30, 2009 and $4.08 for 2008, a 58% increase. Maintenance costs increased for the second quarter 2009 versus the second quarter 2008 due to shovel rebuild work performed that was not anticipated until 2010. Additionally, some older pieces of equipment utilized at Jessup required significant maintenance work during the second quarter 2009 as Jessup increased its production levels.

Overall, the Company's cost of sales decreased by 20% to $17,019,692 in the second quarter 2009 from $21,199,549 in the similar period for 2008. Comparing the same periods on a cost per ton sold basis, cost of sales was $32.62 versus $32.80. For the six months ended June 30, 2009, cost of sales decreased from $38,684,869 in 2008 to $31,763,409 in 2009. Cost per ton sold for the six months ended June 30, 2009 was $29.97 compared to $32.07 in 2008 for a decrease of 7%.

Selling, General and Administrative ("SG&A") Expenses

SG&A expenses primarily consist of royalty payments to surface and mineral owners, sales commissions, federal excise tax, severance tax, federal reclamation fee and corporate overhead costs in the Company's Madisonville and Louisville offices. For the three months ended June 30, 2009, the Company's selling expenses were $1,852,362 versus $2,074,001 for the similar period in 2008. For the six months ended June 30, 2009, the Company's selling expenses were $4,008,043 versus $4,144,935 for the same period in 2008. The Company's selling costs (royalties and coal taxes described above) are variable with respect to coal sales and ranged from approximately 10% to 11% of coal sales for the above mentioned periods.

General and administrative ("G&A") costs in the second quarter 2009 were $2,004,939 compared to $3,813,178 during the similar period in 2008. The primary variance between the 2009 and 2008 quarters is a non-cash charge to employee share-based compensation, which was $6,000 in 2009 and $2,151,277 in 2008. Stock option forfeitures and a lower valuation of more recently issued options reduced share-based compensation expense in 2009, while the issuance of 6,847,000 options at a higher valuation significantly increased this expense in 2008. G&A costs for the six months ended June 30, 2009 were $5,602,583 and $5,412,290 for the similar period in 2008.

Depreciation and Amortization

Depreciation and amortization expense for the three and six months ended June 30, 2009 was $1,907,711 and $3,731,492, respectively, compared to $2,043,344 and $3,107,176, respectively, for the similar periods in 2008. Depreciation expense for the first six months of 2009 increased $1,013,919 when compared to the same period in

7

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 2008. This increase in depreciation expense was primarily related to the significant investment in mining equipment in the fourth quarter 2007 and during the calendar year 2008. Interest Expense/Foreign Currency Adjustment Interest expense for the three and six months ended June 30, 2009 was comprised primarily of interest paid on equipment financing. For the three and six months ended June 30, 2008, interest expense included (1) interest on the Company’s revolving line of credit, equipment financing, and short-term bridge financing and (2) non-cash costs which included accrued dividends on the preferred shares, accretion of the preferred share offering costs, accretion of loan costs on the short-term bridge financing, and mark to market on an interest rate swap. Interest expense for the three and six months ended June 30, 2009 was $424,723 and $784,625, respectively. Interest expense for the three and six months ended June 30,2008 was $2,765,589 and $5,124,968, respectively. Interest expense decreased year-over-year for both the quarter and year to date periods due primarily to the elimination of interest related costs on the preferred shares and the short-term bridge financing which were converted to common share equity in June 2008. The foreign currency loss of $103,710 for the three months ended June 30, 2008 and the foreign currency gain of $129,130 for the six months ended June 30, 2008 was related to mark to market adjustments for the short-term bridge financing which was denominated in Canadian dollars. This financing was converted to common share equity in June 2008. Interest Income Interest income for the three months ended June 30,2009 and 2008 was $21,789 and $14,060, respectively. For the six months ended June 30, 2009 interest income was $98,478, compared to $26,721 for the comparable period in 2008. The year over year increase in interest income for both the quarter and six month periods was due to higher balances of cash and short-term investments as a result of the capital raised from the prospectus offering in June 2008. Interest income decreased in the first two quarters of 2009, compared to the third and fourth quarters of 2008 primarily due to historically low interest rates on United States Treasury bills, which is the primary investment vehicle utilized by the Company. Other Expense For the six months ended June 30,2008, the Company realized a loss on the sale of assets in the amount of $214,057 versus a loss of $1,730 for the comparable period in 2009. In 2008, the Company disposed of non-core property and equipment

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Summary of Quarterly Results I 2009 II 2008 II 2007 (figures in thousands except per unit data) Q2’09 QX ‘09 Q4’08 Q3 ‘Q8 Q2 ‘08 Ql ‘08 Q4 ‘01 Q3 ‘07 Saleable coal production 450 493 527 431 472 502 547 S84 Purchased coal (1) 83 53 18 109 170 27 — Tons sold 522 538 568 52!? 646 560 539 562 Average revenue per ton $33,20 $33.40 $33.11 S 34.20 $33,00 $33.03 $ 31.19 $31.62 Average cost of sales per ton $32.62 $27.40 S 26.90 S 33.87 $ 32.80 S 31.23 S 34.40 $27.21 Revenue $17,320 $17,972 S 18,809 $18,094 $21,326 S 18,495 S 16,830 $17,764 Cost of sales 17,020 14,744 15,278 17,919 21,200 17,485 18,562 15,287 Selling expenses 1,852 2,156 2,286 1,757 2,074 2,071 2,175 2,229 General and administrative 2,005 3,598 5,593 2,541 3,813 1,599 3,118 1,206 Depreciation and amortization 1,908 1,824 3,084 2,221 2,043 1,064 1,023 837 Write down of assets held for sale 38,920 — - — - — - — Sales contract termination cost 3,000 — - — - — - Asset impairment write down . 2,873 Loss from operations $(44,385) S (7,350) $ (7,432) $ (6.344) (7,804) $(3,724) $ (10,921) $(1,795) Other expense, net 406 285 578 320 2,893 2,292 4,859 3,875 Income taxes J0 — 38 — (1) — 76 (7) Net loss for the period $ (44,80T) $(7.635) $ (8,048) $ (6,664) $(10,696) $ (6,016) $ (15,856) $ (5,663) Basic and diluted net loss per share $ (0.30) $ (0.05)[| $ (0.05) $ (0.04)1 (0-25)| $ (0.16)|| $ (0.43) $ (0.15) |(i) The Company purchased coal from Covol Engineered Fuels (“Covol”) and C&R — Beech Creek, a mine which it managed fom September 2007 Through before the Company acquired C&R. Production During 2008, the Company operated the Briar Hill, Graham #5, Stony Point, Back in Black, Beech Creek and Jessup mines. The Stony Point mine effectively depleted at the end of February 2008, only producing approximately 24,500 tons from March through July 2008 while completing a required fece-up project for the lessor of the property. As at the beginning of June 2008, the Company had mined through its Back in Black mine permit area, and production at Back in Black was idled until the Company received the requisite permits for the adjacent property in the first quarter 2009. The equipment and manpower had been moved to Beech Creek to maintain similar Company-wide production levels. At the end of July 2008, the Company closed the acquisitions of C&R and Renfro, which added the Beech Creek and Jessup mines to the Company’s owned portfolio. The third quarter 2008 results were negatively impacted by a two-week vacation shutdown taken in August. Typically, vacation is scheduled for the end of June and the beginning of July, thus spreading the effect over the second and third quarters, not just one quarter. Fourth quarter production was negatively affected by depletion at Graham #5, which depleted in December, and Beech Creek which experienced declining production as it neared the end of its reserve life. These 2008 production losses were somewhat offset by Jessup, which produced nearly 43,000 tons in the fourth quarter 2008 as opposed to approximately 19,000 tons in the third quarter 2008. Please see the Results of Operations section for detail on 2009 production.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 The following table summarizes the quarterly saleable production results for the trailing five quarters: Q2 ‘08 Q3’08 Q4’08 Q1’09 Q2’09? Briar Hill/Radio Hill 236,586 l82,438 256,188 291,106 296,154 Ghraham_#5 154,986 108,251 83,614 — - Back in Black 65,605 — - 30,007 42,583 ko — - — 25,162 Stony Point Stony Point 14,564 9,971 — - — Jessup - 18,742 42,495 61,716 61,852 Beech Creek — 111,465 145,053 109,701 24,393 Total production 471,741 430,867 527,350 492,530 450,144 Purchased Coal Prior to the acquisition of C&R at the end of July 2008, the Company managed the Beech Creek property on behalf of C&R and purchased the production from the mine. The declining trend in purchased coal from C&R from the second quarter 2008 to the third quarter 2008 is due to the acquisition and accounting for the tonnage from August and September as production and no longer as purchased coal. Since the first quarter 2008, the Company has been purchasing coal fines from Covol, whose production has trended upward through the second quarter 2009. The Company only purchased approximately 18,000 tons of coal fines in the fourth quarter 2008 because Covol was not able to meet quality specifications, which has been corrected in 2009. Due to a shortfall in its 2008 commitment to the Company, Covol agreed to make up 124,624 tons of coal that were not delivered in 2008 (the “2008 make-up tons”) beginning on April 1, 2009. The Company will pay a reduced price of $24.00 per ton instead of $25.50 per ton, until the 2008 make-up tons are completely delivered. Covol had supplied approximately 70% of its 2008 make up tons by June 30,2009. The following table summarizes the quarterly production and purchased coal for the trailing five quarters, illustrating the transition of Beech Creek from purchased coal to owned production. Q2’08 Q3’08 Q4’08 Ql’09 Q2’09 Company production (excl Beech Creek) 471,741 319,402 382,297 382,829 425,751 Beech Creek (Owned) — l11,465 145,053 109,701 24,393 Sub-total Company production 471,741 430,867 527,350 492,530 450,144 C&R-Beech Creek 140,496 64,803 — — - Covol (purchased coal) 29,269 44,190 17,558 52,965 82,878 Sub-total purchased coal 169,765 108,993 17,558 52,965 82,878 TotaiTources of roduction 641,506 539,860 544,908 545,495 533,022

Phoenix Coal Inc.
Management's Discussion and Analysis
Three and Six Months Ended June 30, 2009

Revenue

Revenue per ton sold growth in 2008 was due to contractual price increases on existing contracts and servicing new contracts with higher negotiated sales prices. The incremental revenue per ton sold realized in the third quarter 2008 was due to additional transportation and loading fees paid to the Company to ship coal to customers from alternate dock facilities during the Green River lock maintenance shutdown, which occurred in August and September.

For the first three months of 2009, average revenue per ton sold increased to $33.40 from $33.11 in the fourth quarter of 2008. The increase of $0.29 per ton resulted from shipments on several sales contracts which transitioned to 2009 contract pricing after fulfilling 2008 contract commitments during the first quarter of 2009.

Revenue declined in the second quarter 2009 to $33.20 per ton sold from the first quarter 2009 level of $33.40 per ton sold due to diesel fuel and BTU quality adjustments. During the first quarter 2009, on one of its customer contracts, the Company was compensated at a higher diesel fuel reimbursement rate while it was completing its 2008 contract obligations. As the 2008 contract obligations were fulfilled, the diesel fuel reimbursement was recalculated using 2009 diesel fuel pricing, creating a reduction in the diesel fuel reimbursement. Additionally, due to the depletion of the Beech Creek mine, overall BTU quality decreased for the quarter, reducing the per ton revenue realization on several of the Company's contracts.

Cost of Sales

The trend in cost of sales has primarily been impacted by maintenance costs and commodity costs. Since the beginning of the fourth quarter 2007, the Company has spent approximately $33,400,000 on new production equipment, which has increased productivity and lowered maintenance costs through the first quarter 2009.

Rising commodity costs had a significant impact on the Company's diesel fuel and explosives costs through the first three quarters of 2008. After the severe sell-off in commodities during the latter part of 2008, diesel fuel cost per gallon and ammonium nitrate fuel oil ("ANFO") cost per hundred-weight trended downward through the first quarter of 2009.

Diesel fuel and explosives, on a cost per ton produced basis, increased from the first quarter 2009 to the second quarter 2009 primarily due to the additional spoil hauling at the Back in Black mine and challenging mining conditions at the KO location. Additionally, the Jessup mine had to employ a restricted blasting pattern as it neared its permit line, thereby increasing its overall explosives cost.

The following table summarizes the trend in diesel and ANFO/explosives costs through the second quarter 2009.

	Cost per ton produced				
	Q2 '08	Q3 '08	Q4 '08	Q1 '09	Q2 '09
Diesel fuel	$ 9.10	$ 8.38	$ 5.10	$ 4.39	$ 5.44
ANFO/Explosives	3.16	2.92	2.43	2.28	3.05
Total	**$ 12.26**	**$ 11.30**	**$ 7.53**	**$ 6.67**	**$ 8.49**

Selling, General and Administrative Expenses

During 2008, selling expenses, which include coal taxes and royalties, ranged from approximately 10% to 12% of coal sales. The Company does not pay coal taxes or royalties on purchased coal so selling expenses declined as a percentage of coal sales to approximately 10% during the second and third quarters of 2008 when purchased coal was at its highest for the year. During the third quarter, the Company started paying a $0.60 per ton sold overriding

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Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 royalty to the owners of C&R as part of the acquisition agreement For the fourth quarter of 2008, selling expenses reached 12% of coal sales as approximately 97% of sales were sourced from the Company’s production and it was the first full quarter for paying the overriding royalty to C&R. For the six months ended June 30, 2009, selling expenses -were 11% of coal sales. The C&R overriding royalty of $0.60 per ton ceased in April 2009, as Beech Creek was depleted. General and administrative expenses have risen as the Company has hired more employees to fill various roles at the middle and senior management levels. The spike in G&A in the second quarter 2008 was because of a non-cash share-based compensation charge related to stock option issuances of $2,151,277. During the fourth quarter of 2008 and the first quarter of 2009, the Company cancelled certain stock options that the Board of Directors and several officers voluntarily surrendered. This action accelerated the non-cash stock option expense related to these options and increased compensation expense by approximately $2,250,000 for the fourth quarter 2008 and $1,441,000 for the first quarter 2009. Liquidity and Capital Resources As at June 30,2009, the Company had $20,773,655 in cash, cash equivalents and short-term investments, compared to $40,626,316 as at December 31,2008. The Company also had restricted cash, cash equivalents and certificates of deposit as collateral for letters of credit for reclamation bonding in the amount of $12,517,297 as at June 30, 2009 versus $11,638,921 as at December 31,2008. The Company’s primary sources of cash include sales of coal production to customers, sales of non-core assets and financing transactions. The Company’s primary uses of cash include cash costs of coal production, capital expenditures, costs for development projects, debt service costs and costs related to reclamation obligations. The Company’s ability to continue to grow its business is dependent on its ability to continue to generate cash from its primary sources in excess of its primary uses. Operating Activities Cash used by operating activities for the three and six months ended June 30, 2009 was $3,003,436 and $7,659,492, respectively. The Company’s operating loss was the primary reason for the use of cash, which, for the six months ended June 30,2009, included the $3,000,000 payment to terminate a coal sales contract with one of its customers. Changes in non-cash operating assets and liabilities provided $888,388 of cash for the quarter ended June 30,2009, primarily resulting from a decrease in accounts receivable, as sales in the last half of June 2009 were lower than sales in the last half of March 2009. Trade accounts payable and accrued liabilities increased $1,773,144 for the six months ended June 30,2009 primarily due to an increase in purchased coal activity during this period. Investing Activities Investing activities resulted in a net cash decrease of $4,785,003 and $10,725,937 for the three and six months ended June 30, 2009, respectively. In the second quarter 2009, the Company invested $2,477,578 in short term certificates of deposit in order to increase the yield on its short term investments. Payments for mine development and mining rights of $1,182,983 and $1,720,693 for the three and six months ended June 30,2009, respectively, were primarily for development costs for the Radio Hill, KO, Back in Black, and Gryphon mines. The Company’s investing activities also included $3,307,259 incurred to acquire the Petersburg Coal sublease in the first quarter 2009. Capital expenditures for the three and six months ended June 30, 2009 were $1,720,315 and $7,672,731, respectively. For the six months ended June 30,2009, $5,821,290 was invested in three trucks, a dozer and a loader that were financed through term loans. The remaining $1,851,441 was primarily spent on the preparation plant at the Briar Hill mine, and costs for relocating the Company’s maintenance and administrative mine operations to a location centrally located to its Western Kentucky surface operations.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Financing Activities Financing activities used cash of $2,115,250 and $4,445,400 for the three and six months ended June 30, 2009, respectively. The majority of the financing activities were payments on equipment financing and bank debt Coal Sales Contract Revisions As at June 30, 2009, the Company had coal sales contract commitments of approximately 5.3 million tons at a weighted average price of $34.65 that extend through 2012. As at the filing of the MD&A, the Company’s coal sales commitments before adjustments for BTU or transportation (if applicable in the contract) are detailed in the table below. The timing of the commitments is based on renegotiated contracts, proposed terms and preliminary discussions with customers about deferring some additional tonnage. Q3-04 2009 2010 2011 2012 Total Commitments (tons) 1,069,062 2,319,866 1,629,287 288,473 5,306,688 Avg. sales price $34.20 $34.90 $34.95 $32.66 $34.65% of 11,500 BTU contracts 49% 43% 54% 74% 49% Acquisitions Petersburg Coal Sublease In March 2009, the Company entered into a sublease agreement with Petersburg Coal, LLC (“Petersburg”) to sublease mineral reserves which are contiguous to its Gryphon Mining Complex, formerly known as the Pratt Mine. Under the terms of the sublease, the Company paid $3,000,000 at closing, assumed $192,178 in liabilities, and will pay an additional $3,000,000 upon satisfactory completion of certain contingencies, including receipt of all required permits from Petersburg. The Company also incurred transaction costs related to the sublease of $115,081, bringing the total cost of the sublease to $6,307,259. A mineral reserve and mineral resource evaluation prepared in accordance with National Instrument 43-101 (“NI43-101”) of the Gryphon Mining Complex was prepared as at April 1, 2009 by an independent geological and engineering consulting firm. Based on the report, at the Gryphon Mining Complex the Company controls 68.4 million tons of proven and probable coal mineral reserves, 3.7 million tons of underground measured and indicated coal resources, and 0.2 million tons of inferred coal resources. The costs of the sublease were allocated to the following identifiable assets: Prepaid royalties $172,413 Mining rights 6,134,846 $6^07,259 The Company is in the process of finalizing its valuation of the assets acquired and liabilities assumed for this sublease. The above allocations are preliminary estimates of fair value and may differ from the final allocation and the differences may be material. The Company will finalize the allocations within one year of the execution of the sublease.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Outstanding Share Data As at August 14, 2009, the Company had 150,045,552 common shares issued and outstanding. In addition, there were 11,058,830 stock options, 33,239,283 warrants and 2,514,286 brokers options (which entitle the holder to purchase one common share and one half of one warrant) outstanding as at August 14,2009. If all options, warrants, and brokers* options (including the subsequent exercise of the warrants purchased) were exercised and issued, it would bring the fully diluted issued common shares to a total of 198,115,094, and would generate cash of approximately $74,000,000. Wim regard to the outstanding stock options, under the terms of the Company’s stock option plan, the sale of the surface mining assets and associated liabilities previously discussed could, depending on the final valuation of the sale, cause all options outstanding to become fully vested. Subsequent Events On July 28, 2009, the Company executed an amendment to a coal sales contract with one of its customers. Under the original terms of the contract, shipments to this customer were for 11,500 BTU quality coal and scheduled to be completed by December 31,2009. The amendment terms extend the period of time to fulfill the contracted tonnage shipments to December 31, 2012 and decrease the minimum BTU guarantee to 11,400 BTU for coal shipped in 2009 and 2010. Related Party Transactions The Company enters into transactions with shareholders and/or affiliated entities that have some level of common ownership with the Company. A summary of the related party transactions and balances follows for the six months ended June 30,2009 and 2008: Six Months Ended 2009 2008 Expenses: Consulting fees $ — $156,000 Rent and miscellaneous — 32,925 Accounts receivable — 16,858 Accounts payable — 3,741 The above expense amounts were paid to MHI Energy Partners, LLC, which amounts were applied towards, among other things, salaries, overhead and benefits for individuals who provided services. These transactions are also in the normal course of business, and are recorded at the consideration established and agreed to by the related parties. David Wiley and Timothy Fogarty were managing directors of MHI Energy Partners, LLC. David Wiley is currently an officer and director of the Company and Phoenix, and Tim Fogarty resigned as a director of Phoenix in September 2008. During the second quarter of 2008, the Company discontinued these payments to MHI. Commitments and Contingent Liabilities In the normal course of business, the Company makes various commitments and incurs certain contingent liabilities including liabilities related to asset retirement obligations and financial obligations in connection with mining permits that are not reflected in the accompanying consolidated balance sheet The Company does not anticipate any material losses as a result of these transactions. In accordance with Kentucky state law, the Company is required to post reclamation bonds to assure that reclamation work is completed. Outstanding reclamation bonds related to surface mining operations totaled approximately $12.5 million as at June 30, 2009 and approximately $11.0 million as at December 31,2008. These bonds are secured by letters of credit or certificates of deposit issued by a bank equal to the amount of the outstanding reclamation bonds. The letters of credit are collateralized by the restricted cash and certificates of deposit on die consolidated balance sheet of $12,517,297 and 11,638,921 as at

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 June 30, 2009 and December 31, 2008, respectively. Pursuant to the surface mining operation sale detailed in note 2, approximately $5,849,000 of the Company’s cash-collateralized reclamation bonds will be replaced by the purchaser. As a result, as at June 30, 2009, the Company has classified $5,849,000 of the restricted cash and certificates of deposit as a current asset The Company leases certain office space under a long-term operating lease running through 2009. Future non-cancelable minimum lease commitments under this lease as at June 30, 2009, payable in 2009, totaled $114,597. This lease is not related to the surface mining operations held for sale. A significant amount of the Company’s surface and underground coal reserves are controlled through leasing arrangements and non-cancellable royalty lease agreements under which future minimum lease payments are due. In the ordinary course of business, the Company enters into contracts to purchase diesel fiiel from local suppliers for physical delivery at specified prices. Pursuant to these contracts, the Company does not own a futures or options position in the purchased fuel. As at, and subsequent to, June 30, 2009, the Company has executed purchase contracts for a total of 2,562,000 gallons to be delivered in 2009 and 2010 at a total cost of $5,672,407, or an average weighted price of $2.21 per gallon. These fuel contracts are exclusively related to the surface mining operations held for sale. In 2007, the Company entered into a master coal purchase and sale agreement (the “Master Agreement”) to purchase coal fines recovered and processed by Covol Fuels No. 2, LLC (“Covol”) from two coal slurry reserve areas in Muhlenberg County, Kentucky. On July 6, 2009 the Company executed an amendment to the Master Agreement (the “Amended Master Agreement”) revising the annual purchase and sale tonnage commitments. The term of the Amended Master Agreement runs through the exhaustion of the reserves (the ‘Term”). During the Term of the Amended Master Agreement, by July 1 of each year, the Company and Covol will agree to the annual tonnage commitment (the Xommitment”) that Covol will produce and that the Company will purchase for the next calendar year. For the calendar year 2010 the Commitment cannot be less than 360,000 tons and for subsequent years the Commitment cannot be less than 400,000 tons. The price to be paid by the Company for the coal fines is dependent on the price at which the fines are sold by the Company to its customer, but not less than $24.50 per ton. Additionally, the Company has the first right of refusal to purchase any tons produced by Covol in excess of the Commitment, but up to 720,000 tons annually. This Master Agreement is exclusively related to the surface mining operations held for sale. In June 2009, the Company entered into a coal supply agreement with an Illinois Basin producer to purchase 20,000 tons of coal per month from July 2009 through December 2009 at a purchase price of $39.00 per ton. Upon mutual agreement of the parties to the coal supply agreement, the term of the agreement may be extended to December 31, 2010. This coal supply agreement is exclusively related to the surface mining operations held for sale. As part of the Renfro Equipment Inc. acquisition in July 2008, the Company agreed that if, by July 31, 2010, it acquires at least 1.5 million reserve tons as defined by National Instrument 43-101 (“NI 43-101”) due to the direct efforts of the sellers (“Additional Reserves”), the Company will pay the sellers $1,000,000 for the first 1.5 million tons of reserves, plus $0.50 per ton for each reserve ton in excess of 1.5 million. The acquisition closing documents define a specific territory from wh ich the Additional Reserves can be acquired. The acquisition of the Additional Reserves must be on terms and conditions acceptable to the Company in its sole, reasonable discretion. As at June 30,2009, the sellers had provided several mineral leases to the Company. However, the analysis and drilling that is required to qualify these properties as reserve tons under the definition of M 43-101 is in its early stages. Therefore, it is not yet probable that the sellers will deliver 1.5 million reserve tons to the Company, so no liability has been currently accrued on the consolidated balance sheet to the sellers. This commitment is exclusively related to the surface mining operations held for sale.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Business Environment and Risks The Company’s operations are subject to the risks normally inherent in the operation and development of coal properties. There is no assurance of developing economic coal reserves in commercial quantities. Operational risks include weather, geologic anomalies, competition, potential transportation interruptions, a complex regulatory regime and environmental and safety concerns. Financial and liquidity risks include commodity price fluctuations, interest rates, and the costs of goods and services. The Company uses a variety of means to help minimize its business risks. The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below: Credit Risk: Credit risk is the risk of a financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligation. The Company had invested approximately $15,630,000 of its cash and cash equivalents (including restricted cash and investments) and short-term investments in a U.S. financial institution, which as at June 30, 2009, carried Standard and Poor’s investment ratings on their deposits of A-2 to BBB+. As at June 30, 2009, approximately $3,343,000 of the cash and cash equivalents balance was invested in a money market fund managed by this financial institution, which is guaranteed until September 18, 2009 by the U.S. Treasury Department under the Temporary Guarantee Program for Money Market Funds. The Company has not experienced any losses on its deposits with this financial institution. The Company is also subject to credit risk from its trade accounts receivable. While economic factors can affect credit risk, the Company manages risk by providing credit terms on a case by case basis. Customers are primarily investment grade companies and quasi-governmental agencies. As a result, the Company has not experienced any instances of non-payment. The Company also invests in short-term investments issued by the United States government, such as Treasury bills and Treasury notes. Historically, these types of investments have been AAA rated, so the Company does not anticipate any risk related to default on these investments by the issuer. As at June 30, 2009, the total fair value of assets subject to credit risk, including cash and cash equivalents (including restricted cash and investments), short-term investments, and trade accounts receivable is their carrying value of $36,579,666. Liquidity Risk; Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity by ensuring that there is sufficient capital to meet short and long-term business requirements, after taking into account cash flows from operations and the Company’s holdings of cash, cash equivalents and short-term investments. The Company also strives to maintain sufficient financial liquidity at all times in order to participate in investment opportunities as they arise, as well as to withstand sudden adverse changes in economic circumstances. Management forecasts cash flows for its current and subsequent fiscal years to predict future financing requirements. Future requirements are met through a combination of credit commitments and access to capital markets. As at June 30, 2009, the Company had $20.8 million of cash, cash equivalents, and short-term investments. Interest Rale Risk: Interest rate risk is the risk borne by an interest-bearing asset or liability as a result of fluctuations in interest rates. Financial assets and financial liabilities with variable interest rates expose the Company to cash flow interest rate risk. The Company’s most significant interest rate risk arises from its investments in marketable securities and cash equivalents. However, the matu rity on these instruments is generally less than ninety days, thereby mitigating the exposure to the impact of changing interest rates. The Company’s long-term debt consists of only fixed rate notes.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Currency Risk The Company’s functional currency is the U.S. dollar and the Company’s sales are denominated in U.S. dollars. As the Company operates in an international environment, some of the Company’s financial instruments and transactions are denominated in currencies other than the U.S. dollar. The results of the Company’s operations are subject to currency transaction risk and currency translation risk. As at June 30, 2009, the Company had no material financial instruments that were denominated in non U.S. currencies. Critical Accounting Estimates The Company’s consolidated financial statements are prepared in accordance with generally accepted accounting principles in Canada and, in preparing these statements, management must make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. The estimates and assumptions are believed to be reasonable under the circumstances and are based on historical experience and current conditions. The use of other assumptions could result in different estimates, and actual results may vary from results based on these estimates. As events occur and additional information is obtained, these estimates may be subject to change. Estimates are deemed critical when the Company’s financial condition or results of operations could be materially impacted by a change in estimate. The Company’s significant accounting policies are discussed in note A of the Company’s December 2008 consolidated financial statements. The following is a discussion of the critical accounting estimates used to determine the financial results of the Company. Mining Rights. Mineral Reserves and Mine Development Mining rights, mineral properties and development assets include expenditures to acquire and develop mineral reserves, as well as development costs incurred to develop new reserves in advance of production. Depletion of producing properties, and amortization of mining rights and development costs, are based on units of production over the estimated proven and probable reserves of the respective coal properties. The determination of coal reserves requires a number of assumptions and estimates, including geological sampling and modeling as well as estimates of future coal prices and future production costs. Estimates of the reserves may change based on additional information obtained subsequent to the assessment date. This may include data obtained from exploration drilling, significant changes in the price of coal and changes in estimates of the cost of production. A change in the estimate of reserves could result in a change in the rate of depletion, development amortization, or impairment of the reserves, resulting in a write down. Mining rights and mine development are tested for impairment when events or changes in circumstances indicate that their carrying amount may not be recoverable. This impairment testing is based on estimated future undiscounted cash flows to be realized from the Company’s mining operations. These future cash flows are developed using assumptions mat reflect the long-term operating plans given management’s best estimate of future economic conditions, such as revenues, production costs, and reserve estimates. A change in these factors could result in a modification of the impairment calculation. Future Income Taxes The Company is subject to Canadian tax and U.S. federal income tax as well as income tax of multiple state jurisdictions. The tax years 2005 tiirough 2008 remain open to examination for Canadian, U.S. federal income tax and various state income tax matters. The expense for income taxes includes federal and state income taxes currently payable and those deferred or prepaid because of temporary differences between the financial statement and the tax basis of assets and liabilities. As a result of losses from operations, the Company has recorded a valuation allowance against its future tax assets as it does not believe it is more likely than not these assets will be realized. Should these tax assets be realized, the valuation allowance would be reduced accordingly.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Asset Retirement Obligations The Company estimates its ARO liabilities for final reclamation and mine closure based upon detailed engineering calculations of the amount and timing of the future cash spending for a third party to perform the required work. Spending estimates are escalated for inflation and then discounted at the credit-adjusted risk-free rate. The Company records an ARO asset associated with the discounted liability for final reclamation and mine closure. The obligation and corresponding asset are recognized in the period in which the liability is incurred. The ARO asset is amortized on the units-of-production method and the ARO liability is accreted to the projected spending date. As changes in estimates occur (such as mine plan revisions, changes in estimated costs or changes in timing of the performance of reclamation activities), the revisions to the obligation and asset are recognized at the appropriate credit-adjusted risk-free rate. The Company also recognizes an obligation for contemporaneous reclamation liabilities incurred as a result of surface mining. Contemporaneous reclamation consists primarily of grading, topsoil replacement, and revegetation of backfilled pit areas. A progression of the asset retirement obligations recorded on the consolidated balance sheet is as follows: Total asset retirement obligations as at December 31,2007 $ 3,757,353 Liabilities acquired 1,131,000 Liabilities incurred 166,083 Accretion 189,132 Liabilities settled (919,568) Total asset retirement obligations as at December 31,2008 4324,000 Liabilities incurred 670,000 Accretion 146,805 Liabilities settled (214,754) Total asset retirement obligations as at June 30,2009 4,926,051 Less current portion 2,300,000 Less asset retirement obligations associated with assets held for sale 2,587,981 $38,070 Share-Based Compensation Compensation cost attributable to all share options granted is measured at fair-value at the grant date using the Black-Scholes model and expensed over the vesting period with a corresponding increase to stock options and warrants in shareholders’ equity. In determining the fair value, the Company makes estimates for expected volatility of the shares as well as an estimated discount rate. Changes to these estimates could result in the Mr-value of the share-based compensation to be less than or greater than the amount recorded, Initial Adoption and Changes In Accounting Policies All accounting policies adopted by the Company are in accordance with Canadian generally accepted accounting principles (“GAAP”). The following financial reporting standards are applicable to the Company in 2009. New Accounting Policies Goodwill and Intangible Assets: The CICA has issued a new standard, CICA Section 3064, Goodwill and Intangible assets, which establishes revised standards for recognition, measurement, presentation and disclosure of goodwill and intangible assets and is effective January 1, 2009. Concurrent with the introduction of this standard, the CICA withdrew EIC-27, Revenues and Expenses during the pre-operating period. This standard has had no material impact on the Company’s consolidated financial statements.

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Financial Instruments: The Emerging Issues Committee (“EIC”) has issued EIC-173, Credit Risk and the Fair Value of Financial Assets and Financial Liabilities, which clarifies the application of credit risk when determining the fair value of financial assets and liabilities. EIC-173 is effective for interim and annual financial statements for periods ending on or after January 20, 2009. This standard has had no material impact on the Company’s consolidated financial statements. Mining Exploration Costs: The EIC has issued EIC-174, Mining Exploration Costs, which discusses the circumstances under which exploration costs may be capitalized. Additionally, EIC-174 clarifies the timing for testing capitalized exploration costs for impairment. EIC-174 is effective for interim and annual financial statements issued after March 27,2009. This standard has had no material impact on the Company’s consolidated financial statements. Future Accounting Changes International Financial Reporting Standards (“IFRS”): In 2006, the Canadian Accounting Standards Board (“AcSB”) published a new strategic plan that will significantly affect financial reporting requirements for Canadian companies. In February 2008, the AcSB announced that Canadian GAAP for publicly accountable enterprises will be converged with IFRS effective in calendar year 2011. The Company will adopt IFRS for the fiscal year beginning January 1, 2011, with restatement for comparative purposes of amounts reported by the Company for the fiscal year beginning January 1,2010. The Company is currently in the planning phase of the conversion, which includes identifying potential differences between GAAP and existing IFRS as at June 30, 2009, as well as proposed IFRS which may be in effect in 2011. The Company is utilizing both internal and external resources to identify and ultimately quantify these differences and the impact that they will have on accounting policies, information technology and data systems, internal control over financial reporting, disclosure controls and procedures, financial reporting, and business activities. Employees responsible for financial reporting have attended IFRS training, have begun IFRS accounting policy development, and initiated development of an IFRS project timeline Quantification of GAAP and IFRS differences has not yet been determined due to the need to evaluate internal data and make final policy choices and elections. Reclassiflcations: Certain of the 2008 figures have been reclassified to conform to the 2009 financial statement presentatioa Disclosure Controls and Procedures Disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. For the fiscal year ended December 31, 2008, an evaluation was commissioned by the Company under the supervision of the CEO and CFO and with the participation of management of the effectiveness of the Company’s disclosure controls and procedures as defined under the rules adopted by the Canadian securities regulatory authorities. Based on this evaluation, and that there have been no material changes in disclosure controls and procedures in 2009, the Company’s CEO and CFO have concluded as at June 30, 2009, that the Company’s disclosure controls and procedures provide reasonable assurance that material information related to the Company is made known to them for disclosure in these financial statements. It should be noted that while the Company’s CEO and CFO believe that the Company’s disclosure controls and procedures provide a reasonable level of assurance that they are effective, they do not expect that the dis closure controls and procedures or internal controls over financial reporting will prevent all errors and fraud. A control system, no matter how well conceived or operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met

Phoenix Coal Inc. Management’s Discussion and Analysis Three and Six Months Ended June 30,2009 Internal Controls over Financial Reporting Internal controls over financial reporting are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles in Canada. Management is responsible for establishing and maintaining adequate internal controls over financial reporting appropriate to the nature and size of the business to provide reasonable assurance regarding the reliability of financial reporting for the Company. However, any system of internal control over financial reporting has inherent limitations and can provide only reasonable assurance with respect to financial statement preparation and presentation. The Company uses the COSO control framework. For the fiscal year ended December 31,2008, an evaluation was commissioned by the Company under the supervision of the CEO and CFO and with the participation of management of the effectiveness of the Company’s internal control over financial reporting. Based on this evaluation, and that there have been no material changes in internal controls over financial reporting in 2009, the CEO and CFO have concluded that the design and operation of the Company’s internal controls over financial reporting were effective as at June 30, 2009. Management is continually monitoring and revising its control procedures and processes. Due to the size of its finance staff, there is not complete segregation of duties in the Company. However, for more complex areas of accounting and accounting estimates, the CFO and Controller review each other’s work.

Schedule 4.7(d)(vii)
Leased Real Property Disputes; Minimum Royalties
1. See attached list of royalties paid by the Phoenix Entities with respect to the Leased Real Property that may be recouped (in accordance with the applicable AT Coal Leases) upon the mining of the Leased Real Property.
2. In October 2004, a Notice of Judgment Lien was filed by The Huntington National Bank in the Muhlenberg Circuit Court against Martha Blass (K.O. lessor). A settlement amount of $13,663.08 was accepted by The Huntington National Bank, and monthly royalty payments to Martha Blass are now being remitted to The Huntington National Bank until the full amount has been paid. As of July 31, 2009, the balance due to The Huntington National Bank is $9,868.04.

34

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule 4.7 (d) (vii) Leased Real Property Disputes and Royalties Advance Royalties as of July 31,2009 -All Recoupable under terms of lease agreements Company Lessor Amount R&L Winn, inc. Loraine McFadden CundifF $ 1,840 R&L Winn, Inc. Loraine McFadden Cundiff 51S R&L Winn, Inc. Loraine McFadden Cundiff 5,760 R&L Winn, Inc. Loren R. and Kay Lee 15,000 R&L Winn, Inc. Donaid and Ellen Lee 2,550 R&L Winn, Inc. JeffEubanks 600 R&L Winn, Inc. Tom Eubanks 600 R&L Winn, Inc. Talmage and Jean Rogers 3,750 R&L Winn, Inc. James Rogers 7,500 R&L Winn, Inc. Martha Rogers Haas 3,750 R&L Winn, Inc. Total 41,865 Evergreen Minerals Co., Inc. James A. and Connie Sue Wells 2,000 Evergreen Minerals Co., Inc. Total 2,000 Charolais Mining Company, LLC Talmage and Jean Rogers 15,500 Charolais Mining Company, LLC James Rogers 15,500 Charolais Mining Company, LLC Martha Rogers Haas 15,500 Charolais Mining Company, LLC Sue R. Johnson 15,500 Charolais Mining Company, LLC Howard H. Revlett 2,460 Charolais Mining Company, LLC Total 64,460 C&R Coal Inc. Roger A. France 1,350 C&R Coal Inc. Shirley Adler 2,800 C&R Coal Inc. Total 4,150 Renfro Equipment Inc. Jon Geibel 23,000 Renfro Equipment Inc. Louis & Brenda Baggett 1,000 Renfro Equipment Inc. Lisa & John Fairchild 1,000 Renfro Equipment Inc. Terry McCay 1,000 Renfro Equipment Inc. Total 26,000 Total Advanced Royalties $138,475

Schedule 4.7(e)
Owned Real Property
1. See Schedule 2.1(b)(iii), which is incorporated by reference in this Schedule 4.7(e).
2. In connection with the Fleeting Rights Agreement executed by James and Sue Markwell, the Markwells are parties to an Option for Purchase of Surface Rights pursuant to which they have the option to purchase the real estate described therein (including the Island Dock facility, which is part of the Owned Real Property) for $1.00 in certain circumstances.

35

Schedule 4.7(f)
Out Leases
1. None.

36

Schedule 4.7(g)
Claims
1. None.

37

Schedule 4.8
Condition and Sufficiency of Assets
1. The Phoenix Entities have not repaired, and do not expect to repair, any of the 777 A trucks or D-10 dozers (with 348 engines) that constitute part of the AT Fixed Assets.

38

Schedule 4.10(a)
Taxes
1. See attached.

39

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule 4.10 (a) Tax Returns on Extension and Returns Filed after Due Date Tax Returns on Extension I Phoenix Company Form Type Period Ending Extension Date Federal — Consolidated Federal Form 1120 09/15/2009 Consolidated KY Form 720 KY -10/15/2009 Phoenix Coal Corporation Consolidated IL Form IL-1120 12/31/2008 IL-10/15/2009 R&LWinn, Inc. Consolidated returns listed above 12/31/2008 See above Crittenden County Coal, Inc. Consolidated returns listed above 12/31/2008 See above Pact Resources LLC (disregarded entity) Consolidated returns listed above 12/31/2008 See above Evergreen Minerals Co., Inc. Consolidated returns listed above 12/31/2008 Sea above Old Liberty Equipment Co., Inc. Consolidated returns listed above 12/31/2008 See above Maroon Reclamation, LLC (disregarded entity) Consolidated returns listed above 12/31/2008 See above Phoenix Coal Processing, LLC (disregarded entity) Consolidated returns listed above 12/31/2008 See above Dynamic Separations, LLC (disregarded entity) Consolidated returns listed above 12/31/2008 See above Charolais Mining Company, LLC (disregarded entity) Consolidated returns listed above 12/31/2008 See above Charolais Coal Sales, LLC (disregarded entity) Consolidated returns listed above 12/31/2008 See above C & R Coal Inc. Consolidated returns listed above 12/31/2008 See above Phoenix Coal Inc. Consolidated returns listed above 12/31/2008 See above Renfro Equipment Inc. Consolidated returns listed above 12/31/2008 See above Federal — Federal Form 1065 09/15/2009 Schoate Mining Co., LLC KY Form 765 12/31/2008 I KY-10/15/2009 Tax Returns Filed after Due Date I Date Fjed/To Be Phoenix Company Form Type Period Ending Filed Phoenix Coal Corporation [Amended form 1099 I 12/31/2008 I 9/30/2009 Canadian — T2 Corporation Income Tax Phoenix Coal Inc. Return 6/26/2008 7/7/2009 Federal Form 1120S Short period ending C & R Coal Inc. KY Form 720S 07/31/08 9/15/2009 Federal Form 1120S Short period ending Renfro Equipment Inc. KY Form 720S 07/31/08 9/15/2009 All returns will be filed and copies provided to Buyer prior to the extension date of the respective tax return. No tax estimates were due or have been paid on the 2008 federal or state tax returns due to a significant tax loss for the 2008 reporting year.

Schedule 4.10(b)
Taxes
1. None.

40

Schedule 4.10(c)
Taxes
1. See attached.

41

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC Acquisition Agreement Schedule Schedule 4.10 (c) Tax Returns Previously Audited, Assessments Pending on Audited Returns Phoenix Group Entity Audit Audit Period Audit Conducted Phoenix Coal Corporation [Office of Surface Mining (OSM1) [July 1, 2006 -March 31, 2009 I 2nd Qtr 2009 Schoata Mining Co., LLC Office of Surface Mining (OSM1) January 1,2005 — March 31,2009 2nd Qtr 2009 R&LWinn, Inc. Office of Surface Mining (OSM1) July 1, 2006 — March 31, 2009 2nd Qtr 2009 Crittenden County Coal, Inc. Office of Surface Mining (OSM1) January 1, 2003 — March 31,2009 2nd Qtr 2009 Charolais Mining Company, LLC Office of Surface Mining (OSM1) January 1, 2007 — March 31, 2009 2nd Qtr 2009 Phoenix Coal Processing, LLC Office of Surface Mining (OSM1) January 1, 2007 — March 31, 2009 2nd Qtr 2009 C&R Coal Inc. Office of Surface Mining (OSM1) October 1, 2004 — March 31, 2009 2nd Qtr 2009 Renfro Equipment Inc. Office of Surface Mining (OSM1) July 1, 2002 — March 31. 2009 2nd Qtr 2009 Dynamic Separations [Office of Surface Mining (OSM1) IJanuary 1, 2003 -April 1. 2009 | 2nd Qtr 2009 All OSM audits are being finalized. Sellers currently do not anticipate any material adjustments resulting from these audits. Phoenix Coai Corporation Sales and Use Tax October 1,2005 — June 30, 2009 To begin August 11,2009 Schoate Mining Co., LLC Sales and Use Tax October 1, 2005 — June 30, 2009 To begin August 11, 2009 Old Liberty Equipment Co., Inc. Sales and Use Tax January 1, 2005 — December 31, 2008 To begin August 11, 2009 Charolais Mining Company. LLC Sales and Use Tax January 1, 2007 — June 30. 2009 To begin August 11, 2009 Phoenix Coal Processing, LLC Sales and Use Tax January 1. 2007 — June 30, 2009 To begin August 11, 2009 Schoate Mining Co., LLC [Severance Tax lOctober 1, 2005 — June 30, 2009 |To begin August 11, 2009

Schedule 4.10(d)
Taxes
1. None.

42

Schedule 4.10(e)
Taxes
1. There are no tax allocation or tax sharing arrangements. The Phoenix Group Entities, other than Schoate Mining Co., LLC, file consolidated income Tax Returns at the Federal and State levels.

43

Schedule 4.10(f)
Taxes
1. For the year ending December 31, 2008, PCI is filing a Form 3115 to change the overall method of accounting of its newly-acquired subsidiary, C&R Coal Company, Inc., from cash basis accounting to accrual basis accounting. The Form 3115 will include a 481(a) taxable income adjustment of $83,247 which will be reported in income over a four year period by C&R Coal Company, Inc, with any tax liability for such reporting of income being a liability of the Sellers.

44

Schedule 4.10(g)
Taxes
1. None.

45

Schedule 4.14(b)
Contracts; Defaults
1. Pursuant to that certain Employment Agreement dated May 1, 2007, by and between Matt Haaga and PCC, Mr. Haaga is subject to certain non-competition and non-solicitation covenants in favor of PCC.
2. Pursuant to that certain Employment Agreement dated August 10, 2008, by and between Thomas Waters and PCC, Mr. Waters is subject to certain non-competition and non-solicitation covenants in favor of PCC.
3. Pursuant to that certain Employment Agreement dated October 1, 2008, by and between Danny Wooton and PCC, Mr. Wooton is subject to certain non-competition and non-solicitation covenants in favor of PCC.

46

Schedule 4.14(d)
Contracts; Defaults
1. See attached list of notices of violation and field safety issues. The Sellers acknowledge that the Buyer and the Acquired Phoenix Entities are not assuming as AT Liabilities any liabilities for abatement or fines or penalties as to violations occurring prior to the Closing, including those violations listed on the attachments to this Schedule 4.14(d).
2. The Phoenix Group Entities receive notices of non-compliance in the Ordinary Course of Business from customers under the AT Coal Sales Agreements regarding the quality and quantity of coal provided by such Phoenix Entities under the AT Coal Sales Agreements. Attached is a list of the Phoenix Group Entities’ shortfalls under the AT Coal Sales Agreements as of July 31, 2009. Except as provided on such attachment, there are currently no outstanding issues relating to the AT Coal Sales Agreements.
3. For portions of the calendar year 2009, and for all of calendar years 2007 and 2008, Covol Fuels No. 2, LLC (“Covol”) was in violation of the volume and quantity terms of its AT Coal Purchase Agreement with Charolais Coal Sales, LLC. Attached is a list of Covol’s shortfall under such AT Coal Purchase Agreement. Except as provided on such attachment, there are currently no outstanding issues relating to the AT Coal Purchase Agreement with Covol.

47

Schedule 4.14(d) cont’d R&lWlnn.hc. 8496049 193338 6/24/2009 104(a) 6/24/2009 C Y 77.1304 1,026.00 Proposed 1,026.00 0 R&LWlnn, Inc. 8496050 193338 6/24/2009 104(a) 6/24/2009 C N 77.701 224 Proposed 224 0 R&LWlnn, Inc. 8493553 181557 3/3/2009 5/14/2009 104(a) 3/3/2009 C Y 77.1103(d) 745 Closed 745 745 R&l Winn, Inc. 8493554 181557 3/3/2009 S/14/2009 104(a) 3/3/2009 C Y 77.1109(e) 745 Closed 745 745 R&LWInn,lnc 849355S 181557 3/3/2009 5/14/2009 104(a) 3/3/2009 C H 77.1109(c)(1) 150 Closed ISO 150 R&L Winn, Inc. 8493556 1815S7 3/3/2009 5/14/2009 104(a) 3/3/2009 C Y 77.404(a) 745| Closed 74S| 745 Schoate Mining Co., IIC 8496055 7/8/2009 104(a) 7/8/2009 C Y 77.1104 Not Assessed Yet Schoate Mining Co., Lie 8496056 7/B/2009 104(a) 7/8/2009 C Y 77.1605(1) Not Assessed Yet Schoate Mining Co., liC 8493691 185353 3/23/2009 6/17/2009 104(a) 3/23/2009 C H 48J9(a) 162 Closed 162 162 Schoate Mining Co., UX 8493560 3/16/2009 107(a) 3/16/2009 O N/A Non-Assessable Schoate Mining Co., UC 8493681 1853S3 3/16/2009 6/17/2009 104(a) 3/16/2009 C Y 77.1710(g) 1,337.001 Closed I 137.001 137.00 Schoate Mining Co., ILC 8493682 185353 3/16/2009 6/17/2009 104(a) 3/16/2009 C Y 77.1104 1,795.00 Closed 1,795.00 1,795.00 Schoate Mining Co., LLC 8492402 182304 3/4/2009 5/21/2009 104(a) 3/4/2009 C N 77.404(a) 150 Closed 150 150 Schoate Mining Co., UC 8492405 182304 3/4/2009 5/21/2009 104(a) 3/5/2009 C N 77410(c) 150 Closed 150 ISO Schoate Mining Co., UC 8492406 182304 3/4/2009 5/21/2009 104(a) 3/11/2009 C N 77.1104 425 Closed 425 425 Schoate Mining Co., UC 8492407 182304 3/4/2009 5/21/2009 104(a) 3/5/2009 C N 77.1605(d) ISO Closed ISO 150 Schoate Mining Co., LIC 8492408 182304 3/4/2009 5/21/2009 104(a) 3/5/2009 C N 77.1104 176 Closed 176 176 Schoate Mining Co., UC 8493557 182304 3/4/2009 5/21/2009 104(a) 3/4/2009 C If 77.404(a) 807 Closed 807 807 Schoate Mining Co., UC 8493260 182304 2/19/2009 5/21/2009 104(a) 2/20/2009 C Y 77.400(a) 745 Closed 745 745 Schoate Mining Co., UC 8493541 182304 2/19/2009 5/21/2009 104(a) 2/20/2009 C Y 77.1104 1,657.00 Closed 1,657.00 1,657.00 Schoate Mining Co.. UC 8493542 182304 2/19/2009 5/21/2009 104(a) 2/20/2009 C Y 77.1104 1,657.00| Closed 1,657.00| 1,657 Phoenix Coal Procaaint, UC 8496043 6/16/2009 104(a) 6/16/2009 C Y 77400(a) Not Assessed Yet PtoCTl CoatPn)c nln ,ac 8496044 6/16/2009 104(a) 6/18/2009 C N 71.403(a) Not Assessed Yet Phoenh Coal ProcaMlng. LLC 8496045 6/16/2009 104(a) 6/29/2009 C N 77.1202 Not Assessed Yet Pho.nl. CmtProctsIng, LLC 8493131 184124 3/16/2009 6/5/2009 104(a) 3/16/2009 C Y 77.1104 150) Closed I ISOl 150 PtoxCaal Processing, UX 8493133 184124 3/16/2009 6/5/2009 104(a) 3A6/2009 C N 77.404(a) 100 Closed 100 100 Phoenix Coal Procuring. Lie 8493683 184124 3/16/2009 6/5/2009 104(a) 3/16/2009 C Y 77.400(a) 224 Closed 224 224 Phoanbe Coal Protesting, LLC 8493684 184124 3/16/2009 6/5/2009 104(a) 3/16/2009 c Y 77.701 224 Closed 224 224 Crittendcn County Coal Inc. 8494587 193091 6/22/2009 104(a) 6/23/2009 C N 100 Proposed 100 0 Crtttendan County Coal, Inc. 8494588 193091 6/22/2009 104(a) 6/23/2009 C N 4L12 100 Proposed 100 0 Crttanden County Coat Inc. 3860411 190244 5/13/2009 104(a) 5/13/2009 C N 77.1110 100 Closed 100 100 Otttandtn County Coal, Inc. 6695240 181319 2/26/2009 5/14/2009 104(a) 2/27/2009 C N 77.1104 100 dosed 100 100 CrittMden County C oal Inc. 8489952 178644 1/12/2009 104(a) 1/12/2009 C Y 62.160(b)(2) “ 2431 In Contest 243 0 Renfro Equipment hie. 8493743 6/11/2009 104(a) 6/15/2009 C N 77.506-1 Not Assessed Yet Renfro Equipment Inc. 8493740 6/10/2009 104(a) 6/15/2009 C Y 77.506-1 Not Assessed Yet Renfro Equipment Inc. 8493741 6/10/20O9 104(a) 6/15/2009 C N 77.506-1 Not Assessed Yet Renfro Equipment Inc. 8493742 6/10/2009 104(a) 6/15/2009 C N 77.506-1 Not Assessed Yet Renfro Equipment Inc. 8496041 6/10/2009 104(a) 6/10/2009 C Y 77.205(e) Not Assessed Yet Renfro Equipment he 8496042 6/10/2009 104(a) 6/15/2009 C Y 77.502 Not Assassed Yet Renfro Equipment Inc. 8493717 6/8/2009 104(a) 6/8/2009 C N 47.41(a) Not Assessed Yet Renfro Equipment Inc. 8493718 6/8/2009 104(a) 6/8/2009 C Y 77.502 Not Assessed Yet Ranfro Equipment Inc. 8493719 6/8/2009 104(a) 6/10/2009 C N 77.502 Not Assessed Yet Renfro Equipment Inc. 8493720 678/2009 104(a) 6/8/2009 C Y 77.202 Not Assessed Yet C6R Coal Inc. 8491689 185561 3/17/2003 6/19/2009 104(a) 3/18/2009 C N 77.1104 lPOl Closed I 100| 100 C&R Coal Inc. 8491690 185561 3/17/2009 6/19/2009 104(a) 3/18/2009 C N 77.1104 100 Closed 100 100 C&R Coal Inc. 8491691 185561 3/17/2009 6/19/2009 104(a) 3/18/2009 C N 77.1104 100 Closed 100 100 C&R Coal Inc. 8491692 18SS61 3/17/2009 6/19/2009 104(a) 3/18/2009 C Y 77.404(a) 362 Closed 362 362 C&R Coal he 8491693 185561 3/17/2009 6/19/2009 104(a) 3/18/2009 C Y 77.1104 362| Closed 362 362 Phoenix Coal Corporation 8496065 8/10/2009 104(a) 8/10/2009 C Y 77.404(a) Not Assessed Yet Phoenix Coal Corporation 8496046 6/22/2009 104(a) 6/22/2009 C Y 77.205(a) Not Assessed Yet Phoenix Coal Corporation 8496047 6/22/2009 104(a) 6/22/2009 C Y 77.400(a) Not Assessed Yet Phoenix Coal Corporation 8496048 6/22/2009 104(a) 6/23/2009 C Y 77.1104 Not Assessed Yet Ovuol»li Mlnint Company, U£ No Phoanto Coal Proowlng. LLC No Phoanix Coil ProceMlnt, IXC No PlrenteCcalProoimng.LlC 6691290 119337 4/30/2007 7/15/2007 104(a) 5/4/2007 C N TTAlOjcT $100.00 1 1 $100.00 * No State (DNR) Non-Compliance’s written to any Company in 2009.

Notice of Violation (Non-Compliance) History Schedule 4.14(d) Company Permit Non-Comp # Date of NOV Abated Standard Reg Inspector Comment Fine Black Diamond Resources, Inc. 854-0423 13-0407 3/10/2005 10/5/2007 Contemporaneous Reclamation KAR 12:020 Reclaim all areas $ 1,200.00 Crittenden County Coal, Inc. 828-0001 13-0101 1/25/2006 7/2/2009 Method of Operation KAR 8*10 RobertYonts Obtain Corps permit/resolve the cease and desist order/Ensure Company stays out of watershed Black Diamond Resources, Inc. 854-02*2 13-0789 6/5/2006 6/8/2006 Water Monitoring KAR 16:100 Water Quality $2,300.00 Crtttenden County Coal, Inc. 828-0001 13-0102 8/21/2006 9/20/2006 Water dually KAR 16:070 Robert Yonts maintain sediment control berms Crittenden County Coal, Inc. 828-0001 13-0102 8/21/2006 10/5/2006 Backfilling and Grading KAR16:190 RobertYonts backfill and grade all rills/gullies $ 1,000.00 Black Diamond Resources, Inc. 854-0243 13-0563 4/9/2007 1/20/2009 Water Monitoring KAR 16:020 Daniel Bzenga Permit revision needed, off permit disturbance Charolais Mining Company, UjC 889-0136 13-0174 S/25/2007 6/2S/2007 Use of Explosives KAR16.120 BruceSampson KscOT«nueblastlngcijerattonsonirKMment#3untUabUstlr«rernediatlonplan has been submitted and approved $5,000.00 Crittenden County Coal, Inc. 854-5038 13-0121 8/13/2007 9/24/2009 Off Permit Disturbance KAR 7:040 GregLogsden Permit off permit disturbance Crittenden County Coal, Inc. 828-0001 13-0181 9/26/2007 7/24/2008 Backfilling and Grading KAR 16:190 RobertYonts stabifee all erosion Crittenden County Coal, Inc. 828-0001 13-0181 9/26/2007 7/24/2008 Topsoll KAR 16*50 RobertYonts failed to finish grade and seed Pennyrile Coal Company, Inc. 854-5026 13-0575 12/6/2007 12/20/2007 effluent limitations — KP0ES KAR 5:065 Pennyrile Coal Company, Inc. 8S4-5026 13-0575 12/6/2007 12/20/2007 Water Monitoring KAR 18:070 Water Quality $12,350.00 Pennyrile Coal Company, inc. 854-5025 13-0603 3/25/2008 S/27/2008 Water Monitoring KAR 18:070 Water Quality $ 2,900.00 Pennyrile Coal Company, Inc. 854-5026 13-0603 3/25/2008 5/27/2008 Effluent limitations-KPDES KAR 5:065 Pennyrile Coal Company, Inc. 854-5026 13-0603 3/25/2008 5/27/2008 Method of Operations KAR 83)10 Comply with minor revision #10 S 800.00 C&R Coal Inc. 889-0124 13-O60S 4/2/2008 5/2/2008 Access Roads KAR 16:220 Cover haul road with rock 5 1,100.00 C&R Coal inc. 889-0124 13-0605 4/2/2008 7/7/2008 Contemporaneous Reclamation KAR 16:020 Backfill or advance pit on increment #4 $1,500.00 C&R Coal Inc. 889-0126 13-0767 4/2/2008 S/2/2008 Access Roads KAR 16320 BruceSampson S 1,000.00 C&R Coal Inc. 889*126 13-0767 4/2/2008 10/6/2008 Contemporaneous Rec KAR 164)20 BruceSampson $800.00 C&R Coal Inc. 889-0126 13-0767 4/2/2008 4/16/2008 Diversion Ditches BruceSampson C&R Coal Inc. 889*126 13-0767 4/2/2008 4/16/2008 Sediment Control KAR 16:020 BruceSampson dean out basin #5 C&R Coal Inc. 889-0151 13-0034 8/19/2009 pending Effluent Limitations KAR 5:065 Josh Hankins Sub standard water left permit-Basin 1 C&R Coal Inc. 889-01S1 13-0034 8/19/2009 pending Water Quality KAR 16:080 Josh Hankins Sub standard water left permit-Basin 1 C&R Coal Inc. 889-0152 13-0035 8/19/2009 pending fctf luent limitations KAR 5:065 Josh Hankins Sub standard water left permit-Basin 2 C&R Coal Inc. 88*0152 13-0035 8/19/2009 pending Water Quality KAR 16.-080 Josh Hankins Sub standard water left permit-Basin 2 C&R Coal Inc. 889-0152 13-0035 8/19/2009 pending Effluent Limitations KAR 5:065 Josh Hankins Sub standard water left permit-Basin 3 C&R Coal Inc. 889*152 13-0035 8/19/2009 pending Water Quality KAR 16:080 Josh Hankins Sub standard water left permit-Basin 3 Schoate Mining Co., LLC 889-0134 13-0258 6/25/2008 7/24/2008 Sediment Control KAR 16*90 Robert Lacey Fix emergency spillway as designed and replace with permanent spillway pipe Charolais Mining Company, LLC 889-0136 13-0007 9/24/2008 10/25/2 008 Impoundments KAR 16:100 BruceSampson Submit annual certifications Pennyrile Coal Company, Inc. 854-5026 13*003 12/17/2008 1/16/2009 Water Monitoring KAR 18:110 Daniel Eteenga Exceedance letter for 1st QJrDMR needed Black Diamond Resources, Inc. 854*243 13*011 12/18/2008 1/20/2009 Water Monitoring KAR 16:110 MikeVanover Exceedance letter for 2nd QJrDMR needed Renfro Equipment Inc. 889*116 13*014 2/18/2009 Non-Cor. Use of Explosives KAR 16:120 MikeVanover Scale dtetanceviolated-vTolatlon Vacated 4/27/09 R&LWInn.lnc. 889*135 13*015 3/5/2009 9/14/2008 Method of Operation KAR 8:010 MikeVanover not all surface drainage passed through sedimentation pond R&LWInn,lnc. 889*135 13*015 3/S/20OS 9/14/2009 WaterQuality KAR16*70 MikeVanover not all surface drainage passed through sedimentation pond Phoenix Coal Processing, LLC 854*253 13*020 3/11/2009 extended Backfilling and Grading KAR 16.-190 GregLogsdon Obtain perm* revision, re-increment Peyton pit Phoenix Coal Processing, LLC 854*253 13*020 3/11/2009 extended Contemporaneous Rec KAR 16:020 SregLogsdon back fill pit R&LWInn,lnc 889*135 13*016 3/13/2009 9/14/2009 Sediment Basin KAR16.-090 MikeVanover approval for onsita design changesto sediment basin Charolais Mining Company, LLC 889*136 13*012 3/18/2009 3/19/2O0S Effluent Limitations KAR 5:065 BruceSampson LowPH Schoate Mining Co., LLC 889*134 13*028 5/4/2009 Non-Cor. Use of Explosives KAR 16:120 Josh Hankins Ground vibration exceeded-Agreed Order $1^00.00 Schoate Mining Co., LLC 889*134 13-0029 5/12/2009 flflilliiljjif Contemporaneous Rec KAR 16:020 Josh Hankins Supplemental assurance needed-Permit Pending Schoate Mining Co., LLC 889*134 13*036 8/21/2009 pending Use of Explosives KAR 16:120 Josh Hankins CWiens Complaint-pre-blast survey not offered Charolais Mining Company, LLC 889*136 13-0025 6/11/2009 not active Backfilling and Srading KAR 16:190 BruceSampson Repair gullies Charolais Mining Company, LLC 889*136 13-002S 6/11/2009 not active Diversion Ditches KAR 16*80 BruceSampson Repair diversion ditch Charolais Mining Company, ac 889*136 13-002S 6/1L/20O9 6/12/2009 Water Quality KAR 16*70 BruceSampson WaterQuality Phoenix Coal Corporation 889*141 13-0023 6/25/2009 7/24/2009 Water Quality KAR16*70 MikeVanover Diversion Ditch not complete $1,200.00 Schoate Mining Co., LLC 889*134 13-02S8 6/25/2009 8/28/2008 Sedimentation Ponds KAR 16*90 Glenn Lacy Schoate Mining Co., LLC 889*134 13-0033 6/29/2009 Mon-Cor. Use of Explosives KAR 16:120 Josh Hankins Ground Vibration -Reports not kept properly-Accessed $1600 $1,600.00 R&LWInn.lnc. 889*135 13*024 7/9/2009 7/10/2009 Water CtaaRty KAR 16*70 MikeVanover allowed seep -Accessed $2600 R&LWinn,lnc. 889*135 13*024 7/9/2009 7/10/2009 General Hydrologic Requirements KAR 16:060 MikeVanover allowed seep R&LWinn,lnc. 889*135 13*024 7/9/2009 7/10/2009 Effluent limitations KAR 5*65 MikeVanover allowed seep S 2,600.00 R&LWmn,lnc. 889*135 13*027 7/9/2009 g|^^^^ Contemporaneous Rec KAR 16*20 MikeVanover began mining before posting assur. Bond-Permit Pending R&LWinn,lnc 889*135 13*027 7/9/2009 8/10/2009 WaterQuality KAR 16*70 MikeVanover failed to pass all surface drainage Renfro Equipment Inc. 889-0116 13*582 7/9/2003 j, exte’noed||| Method of Operation KAR 8*10 MikeVanover Stream protection violated Phoenix Coal Corporation 889*141 13*584 7/14/2009 gf^p^l^gCorroimporaneousRec KAR 16*20 MikeVanover Supplemental assurance needed-Permit Pending Charolais Mining Company, LLC 889*136 13*777 7/14/2009 8/14/2009 Signs and Markers KAR 16*30 BruceSampson a partof permit perimeter not marked Charolais Mining Company, LLC 889*136 13*777 7/14/2009 not active Off Permit Disturbance KAR 7:040 BruceSampson permitting action to pick up approx 3.1 acres Phoenix Coal Corporation 889*141 13*583 7/24/2009 Non-Cor. Use Of Explosives KAR 16:120 MikeVanover Ground vibration exceeded

Oxford Mining Company, IXC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, L.LC Acquisition Agreement Schedule Schedule 4.14(d) Customer and Purchased Coal Shortfalls Item 2: Jan-July 2009 Shortfall as of Sales Contract Shortfall 2009 Obligation Obligation 2009 Delivered 7/31/2009 Big Rivers R&LWmn, Inc. #465/522 180,000 105,000 64,780 40,220 Charolais Coal Sales #519 300,000 175,000 94,811 80,189 Charolais Coal Sales #520 200,000 116,667 172,472 (55,805) Louisville Gas & Electric 1,200,000 700,000 85,638 614,362 Kentucky Utilities 290,509 169,464 41,042 128,422 Duke — Kentucky 100,000 58,333 52,580 5,753 Duke -Ohio (Mar- Dec 2009) 169,300 84,650 86,811 (2,161) Item 3: Purchased Coal Contract Jan - July 2009 Shortfall as of Shortfall 2009 Obligation Obligation 2009 Delivered 7/31/2009 Covol (per amendment) 515,000 300,417 171,363 129,054

Schedule 4.15
Environmental, Health and Safety Matters
1. See Item 1 on Schedule 4.14(d), which is incorporated by reference in this Schedule 4.15.

48

Schedule 4.17(a)
List of APE Employees
1. See attached list of APE Employees.

49

Oxford Mining Company, LLC, Phoenix Coal Inc., Phoenix Coal Corporation, and Phoenix Newco, LLC

Acquisition Agreement Schedule

Schedule 4.17 (a)

APE Employee List

Emp#	Last Name	First Name	Job Title/Position	Employer	Current Work Location	Pay Rate Annual/Hrly	Hire Date	Prod Bonus	Vacation	Date of Signed Employment Agreement
0000247	Abbott	Danny L.	Truck	Schoate	Briar Hill	18.00	1/15/2007	Yes	10 Days	
0000131	Adams	Keith L.	Parts Runner	Charolais	Cleaton	18.00	1/2/2007	Yes	10 Days	
0000212	Alexander	Johnnie R	Foreman	C&R	Jessup	65,000.00	1/1/2007	Yes	10 Days	
0000013	Allen	James R.	Service	Schoate	Briar Hill	19.00	12/29/2008	Yes	10 Days	
0000332	Allen	Paul W.	Dozer	Schoate	Briar Hill	19.00	6/16/2008	Yes	10 Days	
0000082	Arnold	Helen B.	Mine Clerk	Schoate	Briar Hill	10.00	11/25/2002	Yes	10 Days	
0000083	Arnold	Gary L.	Dozer	Winn	KO	19.00	10/9/2006	Yes	10 Days	
0000303	Arnold	Anthony D.	Truck	Winn	Winn North	18.50	10/8/2007	Yes	10 Days	
0000237	Baize	Jordan S	Lab	Phoenix Processing	Island	18.00	1/1/2007	Yes	10 Days	
0000263	Baize	Danny R.	Drill	Winn	KO	19.00	4/2/2007	Yes	10 Days	
0000014	Baize, Jr.	Claude	Truck	Schoate	Briar Hill	18.50	3/27/2003	Yes	10 Days	
0000366	Baker	Justin M.	Service	Schoate	Winn North	19.00	7/30/2008	Yes	10 Days	
0000359	Baker	Clint W.	Service	Renfro	Jessup	19.00	7/21/2008	Yes	10 Days	
0000396	Barnes	Scotty L.	Service	Schoate	Briar Hill	19.00	2/16/2009	Yes	10 Days	
0000248	Bartlett	Christopher S.	Mechanic Helper	Schoate	Briar Hill	19.00	1/16/2007	Yes	10 Days	
0000133	Bartlett	Gregory J.	Welder	Charolais	Cleaton	20.50	1/1/2007	Yes	10 Days	
0000338	Beck	Mark D.	Grader	Schoate	Briar Hill	19.00	6/23/2008	Yes	10 Days	
0000017	Bellies	Robert E.	Dozer	Schoate	Briar Hill	19.00	9/4/2001	Yes	10 Days	
0000016	Bellies	David G.	Shovel	Schoate	Briar Hill	19.00	7/21/2002	Yes	10 Days	
0000002	Blalock	Christopher	Maintenance Coordinator	Charolais	Cleaton	62,000.00	10/17/2006	Yes	10 Days	
0000164	Boyd	Hershel T	Service	Schoate	Radio Hill	20.00	1/1/2007	Yes	10 Days	
0000019	Branson	David A.	Parts Runner	Schoate	Briar Hill	18.50	4/20/2004	Yes	10 Days	
0000294	Broaddus	Jerry L.	Truck	C&R	KO	19.00	7/9/2007	Yes	10 Days	
0000390	Brockman	David W.	Surveyor	Schoate	Cleaton	50,000.00	9/22/2008		10 Days	
0000192	Brooks	Scott T	Deckhand	Phoenix Processing	Island	19.50	1/1/2007	Yes	10 Days	
0000214	Brown	Gilbert L	Drill	Winn	Radio Hill	19.00	1/1/2007	Yes	10 Days	
0000264	Brown	Danny W.	Truck	C&R	KO	18.00	4/2/2007	Yes	10 Days	
0000213	Brown	Donald	Dozer	Renfro	Jessup	20.00	1/1/2007	Yes	10 Days	
0000304	Bruce	Michael J.	Dozer	C&R	KO	19.00	10/8/2007	Yes	10 Days	
0000097	Burbage	Tommy	Service	C&R	KO	19.00	9/11/2006	Yes	10 Days	
0000328	Burden	Kevin R.	Dozer	Schoate	Jessup	19.00	5/27/2008	Yes	10 Days	
0000238	Burgett	Charles E	Lab	Phoenix Processing	Island	18.50	1/1/2007	Yes	10 Days	
0000215	Busick	Jesse C	Dozer	Schoate	Radio Hill	19.00	1/1/2007	Yes	10 Days	
0000137	Cain	Jerry D.	Electrician	Phoenix Processing	Island	22.50	1/12/2007	Yes	10 Days	
0000085	Cansler	David	Trackhoe	Winn	Winn North	20.00	1/8/2004	Yes	10 Days	
0000334	Cardwell Jr.	Glendon R.	Drill	Schoate	Briar Hill	19.00	6/16/2008	Yes	10 Days	
0000098	Carter	James	Shovel	Schoate	Briar Hill	19.00	9/11/2006	Yes	10 Days	
0000422	Carter	Ryan S.	Truck	Winn	Winn North	17.00	6/8/2009	Yes	10 Days	
0000202	Cartwright	Mikel J.	Loader	Winn	Winn North	19.50	5/4/2009	Yes	10 Days	

Page 1

APE Employee List

Emp#	Last Name	First Name	Job Title/Position	Employer	Current Work Location	Pay Rate Annual/Hrly	Hire Date	Prod Bonus	Vacation	Date of Signed Employment Agreement
0000436	Carver	Richard P.	Truck	Renfro	Jessup	18.00	7/28/2009	Yes	10 Days	
0000003	Cates	Christy	Office Manager	Phoenix Coal	HQ	14.50	7/17/2006		10 Days	
0000023	Clark	Wendell R.	Dozer	Schoate	Jessup	19.00	1/31/2006	Yes	10 Days	
0000099	Clark	Billy Don	Drill	Charolais	Cleaton	20.00	1/15/2005	Yes	10 Days	
0000024	Cobb	Jeffery D.	Truck	Schoate	Briar Hill	18.00	11/8/2004	Yes	10 Days	
0000302	Cobb	Michael L.	Truck	Schoate	KO	18.00	10/8/2007	Yes	10 Days	
0000374	Cobb	Martin R.	Truck	Renfro	Jessup	18.00	8/1/2008	Yes	10 Days	
0000203	Colwell	Jimmie	Loader	Phoenix Processing	Island	19.00	1/1/2007	Yes	10 Days	
0000405	Coombs	James A.	AP Clerk	Phoenix Coal	HQ	14.25	4/27/2009		10 Days	
0000286	Copeland	Arlesta L.	Mechanic	Renfro	Jessup	21.00	6/18/2007	Yes	10 Days	
0000255	Copple	Bobby T.	Grader	Schoate	Radio Hill	19.00	2/28/2007	Yes	10 Days	
0000329	Corum	Timothy W.	Dozer	Winn	Radio Hill	19.00	5/27/2008	Yes	10 Days	
0000172	Covington	Marvin D	Shovel	Schoate	Radio Hill	19.50	1/1/2007	Yes	10 Days	
0000004	Coyle	Barry	Maintenance Director	Phoenix Coal	Cleaton	80,000.00	8/3/2006		15 Days	
0000437	Crick	Chad E.	Truck	Winn	KO	18.00	8/3/2009	Yes	10 Days	
0000373	Crick	Lyndell R.	General Manager	Renfro	Jessup	75,000.00	8/1/2008	Yes	10 Days	
0000295	Culbertson	Alan W.	General Manager- Quality & Logistics	Phoenix Coal	Cleaton	105,000.00	7/16/2007		15 Days	
0000420	Culbertson	Alan B.	Pressure Washer	Schoate	Briar Hill	15.00	5/26/2009	Yes	10 Days	
0000139	Cullen	Jimmie P.	Welding Foreman	Charolais	Cleaton	65,000.00	1/1/2007	Yes	10 Days	
0000101	Cunningham	Jimmy	Maintenance Supervisor	C&R	KO	65,000.00	1/15/2005	Yes	10 Days	
0000399	Cuppett	Robert R.	Drill	Schoate	Jessup	19.00	2/23/2009	Yes	10 Days	
0000258	Dame	Calvin N.	Foreman	Phoenix Processing	Schoate Prep Plant	65,000.00	3/5/2007	Yes	10 Days	
0000086	Darnell	Barry D.	Mechanic	Winn	Winn North	21.50	9/18/2006	Yes	10 Days	
0000026	Daugherty	Jason B.	Service	Schoate	Briar Hill	19.00	6/1/2005	Yes	10 Days	
0000027	Daugherty	Jay C.	Foreman	Schoate	Briar Hill	70,000.00	3/1/1999	Yes	10 Days	
0000204	Daugherty	Alex R	Loader	Phoenix Processing	Island	19.50	1/1/2007	Yes	10 Days	
0000210	Daugherty	Darlene F	Scalehouse	Phoenix Processing	Island	16.00	1/1/2007	Yes	10 Days	
0000219	Daugherty	Tommy J	Mechanic	Phoenix Processing	Island	21.00	1/1/2007	Yes	10 Days	
0000140	Daugherty	Marlin J.	Maintenance Supervisor	Charolais	Cleaton	65,000.00	1/1/2007	Yes	10 Days	
0000430	Daugherty Jr.	Tommy J.	Truck	Winn	Winn North	15.00	6/8/2009	Yes	10 Days	
0000292	Davis	Mark A.	AR	Phoenix Coal	HQ	51,000.00	7/5/2007		10 Days	
0000438	Deig	John C.	Mechanic	Schoate	Briar Hill	21.00	8/4/2009	Yes	10 Days	
0000028	Dockery	Stanford W.	Shovel	Schoate	Briar Hill	19.00	12/16/2002	Yes	10 Days	
0000279	Doss	Billy J.	Welder	Schoate	Schoate Prep Plant	20.00	4/30/2007	Yes	10 Days	
0000362	Dunlap	Duane R.	Mechanic	Schoate	Radio Hill	21.00	7/23/2008	Yes	10 Days	
0000343	Dunn	Gaylynn	Dozer	C&R	KO	19.50	10/26/2006	Yes	10 Days	
0000410	Dunning	Samuel L.	Dozer	Winn	KO	19.00	5/4/2009	Yes	10 Days	
0000118	Durham	Randy D.	General Manager	Phoenix Processing	Schoate Prep Plant	70,000.00	6/10/2005	Yes	10 Days	
0000029	Edens	Michael S.	Engineer	Phoenix Coal	HQ	75,000.00	3/15/2002		10 Days	
0000344	Edwards	James	Loader	C&R	Winn North	19.00	5/20/2002	Yes	10 Days	
0000308	Elliott	Michael A.	Controller	Phoenix Coal	HQ	165,000.00	10/29/2007		15 Days	
0000300	Fain	Melissa A.	AP Clerk	Phoenix Coal	HQ	13.50	8/27/2007		10 Days	

Page 2

APE Employee List										
Emp#	Last Name	First Name	Job Title/Position	Employer	Current Work Location	Pay Rate Annual/Hrly	Hire Date	Prod Bonus	Vacation	Date of Signed Employment Agreement
0000335	Faughn	Chad A.	Truck	Schoate	Radio Hill	18.00	6/16/2008	Yes	10 Days	
0000031	Fisher	Donald R.	Dozer	Schoate	Briar Hill	19.00	11/7/2001	Yes	10 Days	
0000032	Ford	Brandon R.	Mechanic	Schoate	Briar Hill	22.00	3/25/1999	Yes	10 Days	
0000033	Ford	David R.	Loader	Phoenix Processing	Schoate Prep Plant	20.00	7/26/1999	Yes	10 Days	
0000269	France	Darren D.	Mechanic	Schoate	Radio Hill	21.00	4/16/2007	Yes	10 Days	
0000321	Franklin	James T.	Foreman	Winn	Radio Hill	65,000.00	3/24/2008	Yes	10 Days	
0000143	Fuller	Adrian C.	Mechanic	Charolais	Cleaton	20.00	1/1/2007	Yes	10 Days	
0000392	Gardner	Benjamin J.	Truck	Schoate	Winn North	18.00	1/19/2009	Yes	10 Days	
0000428	Garner	Christopher T.	Truck	Winn	Winn North	15.00	6/8/2009	Yes	10 Days	
0000346	Garris	William R.	Foreman	C&R	KO	70,000.00	12/12/2001	Yes	10 Days	
0000393	Giffin	Alan R.	Truck	Schoate	Briar Hill	18.00	1/19/2009	Yes	10 Days	
0000173	Giffin	Raymond R	Dozer	Schoate	Radio Hill	19.00	1/1/2007	Yes	10 Days	
0000222	Giffin	Charles W	General Manager	Schoate	Briar Hill	80,000.00	1/1/2007	Yes	10 Days	
0000223	Giffin	Troy W	Grader	Renfro	Jessup	19.00	1/1/2007	Yes	10 Days	
0000144	Glore	Christopher H.	Mechanic	Charolais	Cleaton	20.00	1/1/2007	Yes	10 Days	
0000265	Goodaker	Donald R	Dozer	Renfro	Jessup	19.00	4/2/2007	Yes	10 Days	
0000034	Groves	Johnny R.	Truck	Schoate	Briar Hill	18.00	10/19/2004	Yes	10 Days	
0000347	Groves	Jeff J.	Mechanic	C&R	KO	21.50	2/8/2002	Yes	10 Days	
0000388	Groves	Scottie E.	Service	Renfro	Jessup	19.00	9/12/2008	Yes	10 Days	
0000280	Haaga	Mathew A.	COO	Phoenix Coal	HQ	250,000.00	5/1/2007		20 Days	12/5/2008
0000103	Haley	Larry	Dozer	C&R	KO	20.00	9/11/2006	Yes	10 Days	
0000401	Hall	Larry J.	Mechanic	C&R	KO	21.00	3/2/2009	Yes	10 Days	
0000311	Hamilton	Brian K	Truck	C&R	KO	18.50	11/5/2007	Yes	10 Days	
0000174	Hancock	Ernie R	Truck	Schoate	Radio Hill	18.00	1/1/2007	Yes	10 Days	
0000441	Haney	Terry N.	Truck	Winn	KO	18.00	8/10/2009	Yes	10 Days	
0000035	Hardesty	Kenneth E.	Dozer	Schoate	Briar Hill	19.00	4/30/2001	Yes	10 Days	
0000389	Harkins	Chad S.	Parts Runner	Charolais	Cleaton	17.00	9/12/2008	Yes	10 Days	
0000087	Harper	Scott	Pumper	Winn	Briar Hill	19.50	1/13/2003	Yes	10 Days	
0000104	Hatfield	Samuel R.	Loader	C&R	KO	19.00	9/11/2006	Yes	10 Days	
0000145	Hawkins	David L.	Mechanic	Charolais	Cleaton	20.00	1/1/2007	Yes	10 Days	
0000386	Hayden	Jeffrey J.	SVP Engineering	Phoenix Coal	HQ	185,000.00	9/1/2008		20 Days	
0000356	Hicklin	Edward G.	Loader	Schoate	Jessup	19.50	7/7/2008	Yes	10 Days	
0000283	Hicks	Sally W.	AP Manager	Phoenix Coal	HQ	15.00	5/14/2007		10 Days	
0000146	Hicks, Jr.	Jerry R.	Welder	Charolais	Cleaton	20.00	1/1/2007	Yes	10 Days	
0000355	Holland	Jeffrey R.	Drill	Schoate	Radio Hill	19.00	7/7/2008	Yes	10 Days	
0000397	Holt	William G.	Loader	C&R	KO	18.00	2/16/2009	Yes	10 Days	
0000240	Hopper	Dana L.	Asst. Controller	Phoenix Coal	HQ	62,000.00	1/1/2007		10 Days	
0000417	Hopper	Thomas E.	Mechanic	Winn	Winn North	21.00	5/12/2009	Yes	10 Days	
0000429	Hoskins	Jason T.	Truck	Schoate	KO	18.00	6/8/2009	Yes	10 Days	
0000252	Howard	Pamela D.	Budgeting/Reporting	Phoenix Coal	HQ	75,000.00	2/5/2007		15 Days	
0000287	Huddleston	Loman L.	Prep Plant Operator	Phoenix Processing	Schoate Prep Plant	19.00	6/21/2007	Yes	10 Days	
0000037	Hudson	Larry R.	Mechanic	Schoate	Briar Hill	19.00	5/15/2006	Yes	10 Days	

Page 3

APE Employee List

Emp#	Last Name	First Name	Job Title/Position	Employer	Current Work Location	Pay Rate Annual/Hrly	Hire Date	Prod Bonus	Vacation	Date of Signed Employment Agreement
0000312	Hughlett	John D.	Truck	Schoate	Briar Hill	18.00	11/5/2007	Yes	10 Days	
0000371	Igleheart	Murtry M.	Mechanic	Renfro	Jessup	21.00	8/1/2008	Yes	10 Days	
0000039	Inglis	Jonathan E.	Mechanic	Schoate	Briar Hill	21.00	9/6/2006	Yes	10 Days	
0000040	Inglis	Sherman G.	Grader	Schoate	Briar Hill	19.00	2/21/2005	Yes	10 Days	
0000041	Inglis	Travis W.	Truck	Schoate	Briar Hill	18.00	11/3/2004	Yes	10 Days	
0000256	Inglis	Jordan W.	Dozer	Winn	Briar Hill	19.00	2/28/2007	Yes	10 Days	
0000257	Jackson	Charles A.	Truck	Schoate	Radio Hill	18.50	2/28/2007	Yes	10 Days	
0000435	Jackson	Ronny F.	Service	Winn	Winn North	19.00	7/28/2009	Yes	10 Days	
0000415	Johnson	Tony W.	Service Helper	Schoate	Briar Hill	19.00	5/11/2009	Yes	10 Days	
0000259	Johnson	Brian S.	Service	C&R	Winn North	19.00	3/5/2007	Yes	10 Days	
0000370	Johnson	Jeremy D.	Truck	C&R	Winn North	18.00	8/4/2008	Yes	10 Days	
0000385	Johnson	Michael	Truck	Renfro	Island	19.00	8/25/2008	Yes	10 Days	
0000226	Johnston	Jimmy H	Mechanic	Charolais	Cleaton	21.00	1/1/2007	Yes	10 Days	
0000105	Jones	James W.	Trackhoe	Schoate	KO	19.00	9/11/2006	Yes	10 Days	
0000120	Jones	Jewell W.	Loader	Schoate	KO	19.50	8/29/2005	Yes	10 Days	
0000260	Jones	Jeffery W.	Truck	Schoate	Briar Hill	18.00	3/12/2007	Yes	10 Days	
0000394	Jones	Michael L.	Truck	Schoate	Winn North	18.00	1/19/2009	Yes	10 Days	
0000270	Jones	Jeff E.	Truck	Winn	KO	18.00	4/16/2007	Yes	10 Days	
0000360	Jones Jr.	William D.	Truck	Schoate	Briar Hill	18.00	7/21/2008	Yes	10 Days	
0000349	Jordan	Matthew	Truck	C&R	Winn North	18.00	2/14/2005	Yes	10 Days	
0000042	Kidd	Dallas	Loader	Schoate	Briar Hill	19.00	4/19/1999	Yes	10 Days	
0000043	Kinkade	James T.	Truck	Schoate	Jessup	18.00	10/27/2005	Yes	10 Days	
0000350	Kirtley	Leslie	Truck	C&R	Winn North	18.00	4/25/2005	Yes	10 Days	
0000271	Larkins	Marty	Truck	Schoate	Radio Hill	18.00	4/16/2007	Yes	10 Days	
0000351	Lear	Steven E.	Loader	C&R	KO	19.00	5/6/2002	Yes	10 Days	
0000155	LeGrand	James W	Welder	Schoate	Briar Hill	21.00	1/1/2007	Yes	10 Days	
0000044	Lindsey	Charles R.	Service	Schoate	Briar Hill	19.00	9/12/2002	Yes	10 Days	
0000425	Linville	Darren D.	Mechanic Helper	Schoate	Radio Hill	21.00	6/8/2009	Yes	10 Days	
0000431	Littlefield	Jack D.	Backhoe	Winn	KO	17.00	6/15/2009	Yes	10 Days	
0000231	Locke	Walter L	Drill	Winn	Winn North	19.00	1/1/2007	Yes	10 Days	
0000152	Lynn	Linda D	Purchasing	Charolais	Cleaton	18.00	1/1/2007	Yes	10 Days	
0000121	Marks	Russell	Loader	Renfro	Jessup	19.50	10/8/2005	Yes	10 Days	
0000244	Martin	James L.	Boat Pilot	Phoenix Processing	Island	65,500.00	1/1/2007	Yes	10 Days	
0000246	Mason	Jewell B.	Service	Winn	KO	19.50	1/2/2007	Yes	10 Days	
0000241	May	Melissa L.	PR Manager	Phoenix Coal	HQ	15.00	1/1/2007		10 Days	
0000106	Maynard	Thomas D.	Mechanic	C&R	KO	22.00	9/11/2006	Yes	10 Days	
0000361	McDowell	Brian S.	Dozer	Schoate	Radio Hill	19.00	7/21/2008	Yes	10 Days	
0000404	McGowan Jr.	Billy G.	Mechanic	Renfro	Jessup	21.00	4/20/2009	Yes	10 Days	
0000123	McPherson	Anthony D.	Prep Plant Operator	Phoenix Processing	Schoate Prep Plant	19.50	8/6/2005	Yes	10 Days	
0000047	McRoy	Terry R.	Service	Winn	Winn North	20.00	7/10/2009	Yes	10 Days	
0000426	Messamore	Jason S.	Mechanic	Renfro	Jessup	21.00	6/8/2009	Yes	10 Days	
0000416	Miller	Craig S.	Truck	Schoate	Radio Hill	18.00	5/11/2009	Yes	10 Days	

Page 4

APE Employee List										
Emp#	Last Name	First Name	Job Title/Position	Employer	Current Work Location	Pay Rate Annual/Hrly	Hire Date	Prod Bonus	Vacation	Date of Signed Employment Agreement
0000229	Mitchell	Marvin E	Foreman	Winn	KO	70,000.00	1/1/2007	Yes	10 Days	
0000048	Morris	Donald W.	Backhoe	Schoate	Briar Hill	19.50	1/19/2004	Yes	10 Days	
0000150	Nelson	Johnny B	Mechanic	Charolais	Cleaton	21.00	1/1/2007	Yes	10 Days	
0000177	Newberry	Andrew L	Loader	Schoate	Winn North	19.00	1/1/2007	Yes	10 Days	
0000315	Nixon	Mark A.	Mechanic	Winn	Winn North	21.50	11/5/2007	Yes	10 Days	
0000412	Noel	Robert A.	Loader	Winn	KO	19.00	5/4/2009	Yes	10 Days	
0000050	Oakley	Carlis L.	Trackhoe	Schoate	Briar Hill	19.00	6/5/2006	Yes	10 Days	
0000006	Parks	Richard E	Reg. Compliance Manager	Phoenix Coal	HQ	60,000.00	3/6/2006		10 Days	
0000052	Patton	Beau S.	Prep Plant Operator	Phoenix Processing	Schoate Prep Plant	19.00	11/20/2006	Yes	10 Days	
0000125	Patton	Bruce	Foreman	Phoenix Processing	Schoate Prep Plant	65,000.00	7/15/2005	Yes	10 Days	
0000383	Payne	Randall C.	Dozer	Schoate	Briar Hill	19.50	9/2/2008	Yes	10 Days	
0000306	Payton	Adam W.	Dozer	Winn	Winn North	19.50	10/8/2007	Yes	10 Days	
0000179	Pennington	Archie	Dozer	Schoate	Radio Hill	19.00	1/1/2007	Yes	10 Days	
0000278	Perry	Hudson W.	Backhoe	Schoate	Briar Hill	19.50	4/30/2007	Yes	10 Days	
0000398	Pharris	Kenneth D.	Loader	Schoate	Briar Hill	19.00	2/16/2009	Yes	10 Days	
0000364	Phelps	Jeffrey H.	Dozer	Schoate	Briar Hill	19.00	7/22/2008	Yes	10 Days	
0000427	Phelps	Jeremy A.	Truck	Schoate	Briar Hill	15.00	6/8/2009	Yes	10 Days	
0000007	Phillips	Gary R	Director of Human Resources	Phoenix Coal	HQ	95,000.00	10/24/2005		15 Days	
0000209	Pierce	Robert W	General Manager	Phoenix Processing	Island	65,000.00	1/1/2007	Yes	10 Days	
0000369	Plunkett	Franklin D.	Mechanic	Schoate	Radio Hill	21.00	8/4/2008	Yes	10 Days	
0000301	Pool	Jesse L.	Service	Schoate	Radio Hill	19.00	9/24/2007	Yes	10 Days	
0000274	Porter	Jason W.	Truck	Schoate	Radio Hill	20.00	4/23/2007	Yes	10 Days	
0000432	Powell	Robert E.	Prep Plant Operator	Phoenix Processing	Schoate Prep Plant	17.00	6/15/2009	Yes	10 Days	
0000418	Rabe	Mitchell W.	Service	Winn	Winn North	21.00	5/11/2009	Yes	10 Days	
0000057	Rager	Lilburn L.	Dozer	Schoate	Briar Hill	19.50	3/1/1999	Yes	10 Days	
0000352	Rager	Tommy	Welder	C&R	KO	20.00	11/15/2006	Yes	10 Days	
0000341	Reynolds	Randall L.	Truck	Schoate	Jessup	19.00	6/23/2008	Yes	10 Days	
0000421	Reynolds	William R.	Dozer	Schoate	Briar Hill	19.00	6/8/2009	Yes	10 Days	
0000060	Rhye	Anthony R.	Loader	Schoate	Briar Hill	19.00	1/3/2005	Yes	10 Days	
0000233	Rickard	Christopher L	General Manager	Winn	KO	75,000.00	1/1/2007	Yes	10 Days	
0000402	Robinson	Jonathan S.	Truck	Schoate	Briar Hill	17.00	3/30/2009	Yes	10 Days	
0000151	Robinson	Gerald B.	Mechanic	Charolais	Cleaton	21.50	1/1/2007	Yes	10 Days	
0000379	Rogers	Jonathan L.	Foreman	C&R	KO	52,000.00	2/7/2001		10 Days	
0000367	Ruddell	William A.	Truck	C&R	Jessup	18.50	7/30/2008	Yes	10 Days	
0000184	Rushing, Jr.	Charles W	General Manager	Schoate	Winn North	80,000.00	1/1/2007	Yes	10 Days	
0000062	Scott	Steven L.	Dozer	Schoate	Briar Hill	19.50	6/19/2006	Yes	10 Days	
0000063	Shain	Ernest A.	Mechanic	Schoate	Briar Hill	21.00	2/21/2005	Yes	10 Days	
0000064	Shelton	Shawn D.	Truck	Schoate	Jessup	18.00	9/18/2006	Yes	10 Days	
0000363	Shelton	Archie W.	Mechanic	Schoate	Briar Hill	21.00	7/23/2008	Yes	10 Days	
0000089	Shepherd	William	Truck	Winn	KO	18.00	3/9/2006	Yes	10 Days	
0000353	Shields	Mark C.	Mechanic	C&R	KO	21.00	8/1/2007	Yes	10 Days	
0000208	Simms	Troy L	Crusher Operator	Schoate	Briar Hill	19.00	1/1/2007	Yes	10 Days	

Page 5

APE Employee List

Emp#	Last Name	First Name	Job Title/Position	Employer	Current Work Location	Pay Rate Annual/Hrly	Hire Date	Prod Bonus	Vacation	Date of Signed Employment Agreement
0000442	Smith	Janet L.	Account Staff Asst.	Phoenix Coal	HQ	18.00	8/10/2009		10 Days	
0000254	Smith	Wendell R.	Foreman	Schoate	Winn North	75,000.00	2/19/2007	Yes	10 Days	
0000090	Smith	Derek	Dozer	Winn	Winn North	19.50	3/10/2004	Yes	10 Days	
0000108	Smith	Danny R.	Loader	Winn	KO	20.00	4/6/2005	Yes	10 Days	
0000091	Sparks	Michael D.	Truck	Winn	KO	18.00	8/6/2005	Yes	10 Days	
0000439	Spurlin	Jeffrey T.	Dozer	Winn	KO	19.00	8/3/2009	Yes	10 Days	
0000067	Stacer	Billy	Service	Schoate	Briar Hill	19.00	1/11/1999	Yes	10 Days	
0000068	Stallins	Ronald W.	Loader	C&R	Winn North	19.00	4/18/2005	Yes	10 Days	
0000293	Stanley	Roy D.	Loader	Schoate	Briar Hill	19.50	7/9/2007	Yes	10 Days	
0000230	Stanley	Glen G	Backhoe	Schoate	Radio Hill	19.00	1/1/2007	Yes	10 Days	
0000092	Stogner	Bill	Drill	Winn	KO	19.50	1/8/2004	Yes	10 Days	
0000273	Stone	Timothy W.	Truck	Schoate	Radio Hill	18.00	4/23/2007	Yes	10 Days	
0000093	Stone	Ricky D.	Service	Winn	KO	19.00	10/10/2006	Yes	10 Days	
0000413	Storms	Joshua D.	Truck	Winn	Winn North	18.00	5/4/2009	Yes	10 Days	
0000407	Storms	David C.	Dozer	Renfro	Winn North	19.00	4/27/2009	Yes	10 Days	
0000433	Strader	Adam D.	Truck	Renfro	Jessup	17.00	6/15/2009	Yes	10 Days	
0000009	Taylor	Harold A	Director of Safety	Phoenix Coal	Cleaton	65,000.00	8/22/2006		15 Days	
0000440	Taylor	Jason L.	Mechanic	Schoate	Radio Hill	21.00	8/3/2009	Yes	10 Days	
0000408	Terry	Ricky A.	Loader	Schoate	Radio Hill	19.00	4/27/2009	Yes	10 Days	
0000317	Tingley	Morris A.	Dozer	Charolais	KO	22.00	11/5/2007	Yes	10 Days	
0000285	Tinsley	Eddie O.	Drill	Charolais	Cleaton	20.00	6/13/2007	Yes	10 Days	
0000250	Townsell	Larry G.	Dozer	Renfro	Jessup	20.00	1/29/2007	Yes	10 Days	
0000070	Tucker	Terry W.	Truck	Schoate	Briar Hill	18.50	9/20/2002	Yes	10 Days	
0000403	Utley	Scottie R.	Pumper	Schoate	Radio Hill	19.00	3/30/2009	Yes	10 Days	
0000414	Vance	Stanley R.	Truck	Winn	Winn North	18.00	5/4/2009	Yes	10 Days	
0000071	Vender	Darrel B.	Mechanic Helper	Schoate	Briar Hill	19.00	8/23/2004	Yes	10 Days	
0000072	Vender	Jay W.	Mechanic	Schoate	Briar Hill	21.00	10/18/1999	Yes	10 Days	
0000073	Vender	John P	Maintenance Supervisor	Schoate	Briar Hill	75,000.00	1/25/1999	Yes	10 Days	
0000075	Vincent	Gene T	Dozer	Schoate	Briar Hill	19.00	7/24/2006	Yes	10 Days	
0000076	Ward	Bryan A.	Mechanic Helper	Schoate	Briar Hill	19.50	4/20/2005	Yes	10 Days	
0000077	Ward	Michael S.	Loader	Phoenix Processing	Schoate Prep Plant	19.00	4/8/2002	Yes	10 Days	
0000115	Wardlaw	John M.	Loader	Charolais	KO	20.00	7/28/2009	Yes	10 Days	
0000382	Waters	Thomas E.	SVP of Sales	Phoenix Coal	Louisville	185,000.00	8/15/2008		20 Days	8/10/2008
0000111	Weaver	Grady T.	Grader	C&R	Winn North	19.50	2/16/2005	Yes	10 Days	
0000368	West	Dustin	Truck	Schoate	Radio Hill	18.00	8/4/2008	Yes	10 Days	
0000078	West	Eddie D.	Foreman	Schoate	Briar Hill	65,000.00	9/12/2002	Yes	10 Days	
0000291	West	Adam W.	Dozer	Winn	KO	19.00	6/20/2007	Yes	10 Days	
0000395	Westbrook	Carl B.	Dozer	Schoate	Radio Hill	19.00	1/19/2009	Yes	10 Days	
0000372	Whitfield	Eric W.	Drill	Renfro	Jessup	19.00	8/1/2008	Yes	10 Days	
0000079	Whitten	Kenny L.	Grader	Schoate	Briar Hill	19.00	4/28/2006	Yes	10 Days	
0000375	Williams	Leroy	Loader	Renfro	Jessup	19.00	8/1/2008	Yes	10 Days	
0000081	Wilson	Brice L.	Dozer	Schoate	Briar Hill	20.00	7/15/2002	Yes	10 Days	

Page 6

APE Employee List Emp# Last Name First Name Job Title/Position Employer Current Work Location Pay Rate Annual/Hrly Hire Date Prod Bonus Vacation Date of Signed Employment Agreement 0000400 Winters Tony D. Dozer C&R Wlnn North 19.00 2/23/2009 Yes 10 Days 0000157 Winton Jr. GradyL Welder Schoate Briar Hill 20.50 1/1/2007 Yes 10 Days 0000239j Woodruff William N Lab Manager Phoenix Processing Island 20.00 1/1/2007 Yes 10 Days 0000158 Woolsey James W. Welder Charolais Cleaton 20.50 1/1/2007 Yes 10 Days 0000011 Wooton Danny SVP of Ope rations Phoenix Coal HQ 200,000.00 10/11/2006 15 Days 10/1/2008 0000319 Wooton Kaberon K. VP of Mine Development Phoenix Coal HQ 115,000.00 11/26/2007 15 Days 0000096 Wynn Stan Dozer Winn KO 20.00 7/20/2006 Yes 10 Days 0000113 York James Truck Driver Charolais Qeaton 20.00 9/11/2006 Yes 10 Days

Schedule 4.17(b)
Arrangements for APE Employees
1. See Schedule 4.14(b), which is incorporated by reference in this Schedule 4.17(b).

50

Schedule 4.18
Labor Relations; Compliance
1. See attached list.

51

Kentucky Employers' Mutual Insurance
250 West Main Street, Suite 900
Lexington, KY 40507

Policyholder Claim Loss Run Detail

Agent: J Craig Riddle Company Inc
PO Box 549,
Madisonville, KY, 42431-0549

Insured: Phoenix Coal Corporation
1215 Nebo Rd Ste A,
Madisonville, KY, 42431

Class	Location	Claim	Acc Date / Reported Date	Claimant / Hire Date	Status	Medical	Indemnity	Expense	Total	
1005	Highway 814	086195	09/24/2008	STACER, BILLY D	CLOSED	154.63	0.00	54.70	209.33	Inc
			09/26/2008	06/08/2006		154.63	0.00	54.70	209.33	Pd
Climbing up on trackhoe to service it. Servicing the trackhoe. Injuryed party was climbing up on the trackhoe to service it when he felt a pain in his left shoulder and neck.						0.00	0.00	0.00	0.00	Res
						0.00	0.00	0.00	0.00	Subro
						0.00	0.00	0.00	0.00	appo
1005	Highway 814	086300	09/23/2008	RILEY, BRADLEY G	CLOSED	163.26	1949.64	58.80	2171.70	Inc
			09/25/2008	01/01/2007		163.26	1949.64	58.80	2171.70	Pd
Working on D10 Bulldozer Tracks. Rigging cables on D10 Bulldozer. Injuryed party was working on the D10 Bulldozer. When he got ready to dismount the dozer he stepped on a rock rolling his right ankle.						0.00	0.00	0.00	0.00	Res
						0.00	0.00	0.00	0.00	Subro
						0.00	0.00	0.00	0.00	appo
1005	Highway 814	083854	06/05/2008	BLUE, JOHN L	OPEN	7500.00	16128.51	726.05	24354.56	Inc
			06/17/2008	04/09/2007		2958.48	1605.68	232.20	4796.36	Pd
Driving 777 truck hauling rock out of pit. Driving 777 truck hauling rock out of pit. Injuryed party was hauling rock out of the pit when he ran over a hole , causing thr truck to jam his lower back.						4541.52	14522.83	493.85	19558.20	Res
						0.00	0.00	0.00	0.00	Subro
						0.00	0.00	0.00	0.00	appo

Print Date 03/10/09 11:18:14 AM

Page 12 of 17

Kentucky Employers* Mutual Insurance . , — 250 West Main Street, Suite 900 POllCyftOXCi(C)!? Lexington, KY-40507 Claim Loss Run Detail Agent: J Crsig Riddle Company Inc Xnsuredi Phoenix Coal Corporation PO Scnc S43, 1215 Sebo Rd Ste K, H»diBQnvill , Kt, 42*31-0549 BadiSoovilla, KX. 42431 ec Due* claaa location Claim , .4 n,fc, Claimant Hire Date Status MMiesl ludeamity Kapense Total 1005 Highway 614 080840 01/31/3009 KYSN, STWI C CMSBD 0.00 0.00 0.00 0.00 lac 02/04/200S 07/01/2006 0.00 o.oo 0.00 O.OO M EE was climbing Cat EHR Boiex to start work When he slipped and Cell backwards onto his back. o.oo 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Reg 0.00 Sidsro 0.00 appo 7309 £ Highway 814 087250 11/0S/ZOOB SHELTOtt, ARCHIE OWN 4000.00 0.00 100.00 41C0.00 Inc ii/07/aooi 07/23/2008 1391.18 D.00 48.90 1440.08 ra Putting transmission in mechanic truck. Patting transmission in mechanic truck. Party was putting a transmission In the mechanic’s truck using a. null cable to help lift Che trawtnisiom into place, the cable brake and the transmission tell striking the party on 2608.82 O.OO O.OO 0.0s 0.00 0.00 51.10 0.00 O.OO 2659.92 Res O.OO Sl»bro 0.00 appo 1005 Highway 814 098290 01/06/3009 HATCH, KORRIS A OTHR 2SO0.00 0.00 100.00 2600.00 lac 01/07/2009 01/01/1007 15S.42 0.00 57.60 213.02 M Climbing down off a Bulldotar. Climbing down off the Bulldozer. Injuryed party had just finished his shift when he climbed down off hia Bull closer. He turned back around to gat his hard hat when his feet ntuck in the mud causing hia injury. 2344.58 0.00 0.00 0.00 0.00 0.00 42.40 O.OO 0.00 2386.98 Res 0.00 Subrol 0.00 appo 1 100S Highway 814 088459 01/14/2009 DDN&AP, DKOHE R OPEB 2500.00 O.OO 100.00 2600.00 Ine ] 01/15/2009 07/23/2008 360. 4 0.00 51.80 412.44 Pd Putting a trunox ball in the back of a mechanic truck. Changing out a trunor ball on a bull dozer. Injuryed party was setting a trunor ball into the back of a mechanic truck when it slipped and fell an his left finger on his left hand. 2139.36 0.00 0.00 0.00 0.00 0.00 48.20 0.00 0.00 2187.56 Res 0.00 Subrol 0.00 appo | Print Date 03/10/09 11.-18:14 SM 1 1 Page IS Of 17

Kentucky Emptoycre” Mutual Insurance 250 West Main Sttcet, Suite 900 Lexington, KY-40507 Policy-holder Claim Loss Run Detail Jkerenf. J Craig Riddle Company Inc twnmdi Phoenix Coal Corporation PO Box 549, 1215 Hebo Rd Ste A, MadlKonville, KX, 42431-0S49 Madisonville, KT, 42431 Ace Date Claimant Class looati™ CUlm ^^^^D.t. Hi^^t. ««*» Medical ladaanity Bcpeaea Total 3724 Highway 814 088652 01/23/3009 BR0M3D0B, JSRRT I OSES 2800.00 0.00 100.00 2600.00 oh 01/24/2009 07/09/2007 216.00 o.oo 48.90 264.90 Pd j Cleaning around « belt. Mien aecidant occurred injuryed party had cleaned around the belt, Re reached down to picfc up a piece of rock lying on the ground and his back went out. 2284.00 0.00 0.00 o.oo o.oo o.oo 51.10 O.OO 0.00 2125-10 K«S 0.00 Subro 0.00 appo 1005 Highway 814 009126 02/16/2009 OUTRE, CHRISTOPHER R OPBS 7S0.0O 0.00 100.00 850.00 Ine 02/17/2009 01/01/2007 0.00 0.00 0.00 0.00 Pd Trying to move the I-beam Working on a turn crusher I-beam was in place but did not suite the injuryed party. Re grabbed it and was trying to pull it a few inches whan he felt a pull in his chest and shoulder. 710.00 0.00 0.00 0.00 0.00 0.00 100.00 o.oo 0.00 850,00 mem 0.00 Snbro 0.00 appo Total For Policy Period 10/23/2001 — 10/23/2009 656.24 12250.00 2123.24 10126.76 0.00 0.00 o.oo 0.00 100.70 500.00 207.20 292.80 , Open Closed Total Had Only Claims 5 s Total Indemnity claims 0 0 Total Claims S 5 Total Paid For Cloned Total incurred For Open Total Paid For Cpon 756.94 12750.00 2330.44 10419.Se Total Reserve For Open Total Paid Closed * Total Incurred Open 12906.24 o.oo 600.70 13506.94

Schedule 4.19(a)
Employee Benefits
Sellers’ ERISA Covered Employee Benefit Plans
     1. Retirement Plan: Phoenix Coal Corporation 401(k) Retirement Savings Plan (note: consummation of the Acquisition Transaction is expected to constitute an event permitting distribution of participant account balances from the Phoenix Coal Corporation 401(k) Retirement Savings Plan).
     2. Dental Plan: Health Resources, Inc. Dental Health Options
     3. Vision Plan: VSP Vision Care
     4. Life Insurance Plan: Humana Life Insurance
Health Coverage
     Sellers offer health insurance coverage through Impact Trust.
Sellers’ Stock Option and Voluntary Non-ERISA Plans, Certain Payroll Practices and
Fringe Benefits
1. Stock Option Plan: Phoenix Coal Inc. 2008 Stock Option Plan
2. Voluntary Insurance: AFLAC Voluntary Insurance Plan (cancer, specified health event, personal accident, personal sickness, short term disability and hospital protection)
3. Holiday Pay
4. Vacation Pay
5. Bereavement and Jury Duty Pay
6. Vehicle Allowance
7. Company Credit Card
8. Cell Phone Allowance
9. Tool Allowance
10. Fuel Reimbursement

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Schedule 4.19(b)
Employee Benefits
1. None.

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Schedule 4.19(e)
Employee Benefits
1. As a general rule, an annual report (Form 5500) should be filed for each welfare plan that covers at least 100 participants as of the beginning of a plan year. The Dental Plan, Vision Plan, and Life Insurance Plan have not been reported on Form 5500. It is possible that an annual report also is (over)due to be filed for a prior health insurance arrangement. The Department of Labor (“DOL”) provides for a Delinquent Filer Voluntary Compliance Program under which Sellers plan to and will prior to the Closing pay a reduced civil penalty and voluntarily comply with the DOL annual reporting requirements for welfare plans.

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Schedule 4.19(g)
Employee Benefits
1. None.

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Schedule 4.20(a)
Compliance with Legal Requirements
1. See Item 1 on Schedule 4.14(d), which is incorporated by reference in this Schedule 4.20(a).

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Schedule 4.20(b)
Governmental Authorizations
1. See Schedule 2.1(b)(viii), which is incorporated by reference in this Schedule 4.20(b).
2. See Schedule 2.1(c)(iii)-2, which is incorporated by reference in this Schedule 4.20(b).

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Schedule 4.20(d)
Mining Applications
1. See attached list of Mining Applications.

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Schedule 4.20(d) 8*109*50 PM . — $essup&& = . . 7. waiver acres ill Sciioute 43iV- Kil.Gharolais- Star . ?i -P.&Q1 . Vaught 7 pRenfro Giebel II - .R&Q . Rose France Charpiais Vogtie North KDSMRE Expectedlssuance. v.- . Preparer 889-0146r4 McEwen 889-0134A3 HDR 889-0148 Marshall Miller 889-0149 McEwen 889-0130 j 5110 . ErMC2 889-0153 . wo ,, ErMC2 889-0137 2Q<1 BrlsSsfiMlillsIistiS Reviewer Joe Lydon West Johnson Darcie Jarman Tessa Monday Preliminary Application na 12408 applied 331 applied 318 8807 applied 329 Not Started Comp Application submitted 5722 submitted 325 submitted 522 apply 91 apply 815 submitted 528 Not Started Completeness Review AAA 6409 def itr recd 623 def Itr recd 617 Public Notice 610 — 709 Technical Review began 675 Tech Response partial tech Itr 729 2nd Tech Review tech Itr recd 820 Tech Response Cultural Resources arch done, bat done bat done, good bat done, good 1401 Status li Hiiiilii . »4 i)W3-.g od= . ..apply 815 i , ,,, <4Pp cat-~8 Preblast Survey Blasting Notice Corps of Engineers Preparer m&flffilflffllM LRL20081437-gjd *,r-vsri 3109-,- — — HDR LRL-2009-526-gjd J i x.lM15Q9 -.v on** , J>n201_1-. . WetlandMcEwen — . 5110 i aesjaittSBaifBaasnjBBB HDR i1m Wetland Services HDR Wetland Services Reviewer George Delancey George DeLancey Rob Brown Delineation Status 101008 1215708 125708 121508 11408 71508 Delineation Confirmed 1016708 111708 JD letter applied 1121 applied 112008 404 Application Status applied 22 applied 417 apply 91 applied 618 Not Started Review period complete W&38&BBsx88&flx& Logging? Tech Response applied 219 2nd Tech Response submitted 5718 3rd4th Response submitted 76,722,727 Public Notice 320-418 Protested Sierra Club 418 Response to protest Mine License submitted 518 na 193 acre* liSiiiiia mmmmm ,. 54b acres Road Bonding Done Ground Control Plan

Schedule 4.20(e)
Company Surety Bonds
1. See attached list of Company Surety Bonds.

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Phoenix Coal, Inc. 8262009 PHOENIX COAL INC. GENERAL BOND SUMMARY Schedule 4.20(e) Outstanding ** Company ProjectMine Permit No. Acres Bond Amount Black Diamond Resources, Inc. Coiltown 854-0243 265.5 $744,300 Black Diamond Resources, Inc. West Hopkins 854-0208 207.1 $278,200 Charolais Mining Company., LLC Graham #5 889-0136 512.6 $933,000 Crittenden County Coal, Inc. Tex No. 1 828-0002 205.7 $708,300 Crittenden County Coal, Inc. Providence No. 1 854-5038 496.8 $1,173,000 Phoenix Coal Processing, LLC Stoney Point 854-0253 115.3 $331,600 Pennyrile Coal Co., Inc. Fies Area 854-5026 71.8 $428,000 Phoenix Coal Processing, LLC River Queen Slurry 889-8004 0.0 $0 R&L Winn, Inc. Back In Black 889-0135 429.7 $1,205,400 Schoate Mining Co., LLC Briar Hill 889-0134 1,655.1 $3,164,100 Phoenix Coal Corporation K.O. Mine 889-0141 224.0 $654,200 Pact Resources, LLC Pratt Mine 917-5019 8.0 $35,400 Renfro Equipment Inc. Jessup Mine 889-0146 190.0 $771,300 CCC LC @ 1st United Bank Misc $103,500 Released June 2009 $0 Heritage Petroleum Misc $150,000 C & R Coal, Inc. B.C. South & Mud Pit 889-0150 413.6 $883,800 C & R Coal, Inc. Ebeneezer 889-0151 125.0 $317,500 C & R Coal, Inc. Beech Creek 889-0152 187.5 $443,800 TOTALS 5,107.7 $12,221,900 ** Standard Letters of Credit beneficiary is Commonwealth of Kentucky, Natural Resources Environmental Protection Cabinet Road Bond # Permit* County Bond Amt B8850237 02-02911508-07 Hopkins $50,000 B8850240 02-089175189-08 Muhlenberg $200,000 1208979 02-0621752693-09 Muhlenberg $300,000 B8850239 02-043150331-2008 McClean $200,000

Schedule 4.21(a)
Legal Proceedings; Orders
1. None.

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Schedule 4.21(c)
Legal Proceedings; Orders
1. None.

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Schedule 4.21(d)
Legal Proceedings; Orders
1. None.

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Schedule 4.21(e)
Legal Proceedings; Orders
1. None.

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Schedule 4.22(a)
Insurance
1. See attached list of insurance.

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Schedule 4.22(a) Phoenix Coal Inc. — Insurance Policies Summary 2009 Coverage Company Policy Date Policy Number Commercial Property American Resources 6809-6810 CFA0025004 Encroachment Bond Old Republic 51109-51110 1208979 Package (GL 8b Equipment) Chubb 5109-5110 35848860 Umbrella Chubb 5109-5110 79851274 401(k)Bond Cincinnati Insurance 31209-31212 B80991835 P & I (Tugboat) Inland Marine Underwriters 11009- 11010 N5JH60760 Directors & Officers Chubb 11108- 11109 8210-9136 Business Auto American Resources 11408- 11409 BAA0159103 Workers Compensation KEMI 102308 - 102309 359418

Schedule 4.22(b)
Insurance
1. None.

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Schedule 4.22(c)
Insurance
1.	See attached.

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Schedule 4.22 (c) Insurance Loss Runs Auto Coverage Effective Date 114 Current Policy Year Prior Year Prior Year -1 $0.00 $1,565.58 $0.00 Package, Gl* & EQ 51 $141.00 $52,128.00 $29,416.00 Umbrella 51 $0.00 $0.00 $0.00 Commercial Property 68 $0.00 $0.00 $0.00 Workers Comp 1023 $13,506.94 $43,193.32 $176,274.11 D&0,EPL,FL 1027 $0.00 $0.00 $0.00 P&l (Boat & Harbor) 110 $0.00 $0.00 $0.00 Pollution 51 $0.00 $0.00 $13,647.94 $96,886.90 $205,690.11

Schedule 4.22(d)
Insurance
1. See attached. With respect to the insurance coverage exceptions for the Kenny Vaught and Rogers Brothers leases described on the attachment hereto, the Phoenix Group Entities will, on or prior to September 8, 2009, increase their insurance coverage so as to comply with the insurance requirements in such leases.

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Schedule 4.22 (d) (i)
Insurance Coverage Exceptions
Exceptions to Insurance Requirements per Sales Contracts
Duke Energy-Kentucky:
At the Island Dock facility, Duke Energy-Kentucky requires pollution liability coverage. Phoenix does not maintain pollution liability coverage at Island Dock.
At the Island Dock facility, Phoenix Coal maintains the following coverages at a $1,000,000 threshold; Duke Energy-Kentucky requires $10,000,000 as follows:
Duke Energy-Kentucky requires seller to maintain, or cause to be procured and maintained, Statutory Longshore and Harbor Workers’ Compensation Act Insurance or Statutory State Workers’ Compensation or Jones Act (Maritime Employers Liability), whichever is applicable; Comprehensive Marine Liability insurance, including, but not limited to, Protection and Indemnity Liability, Jones Act (Maritime Employers Liability), Pollution Liability, Full Collision Liability, Marine Operators Liability, Marine Contractual Liability, Wharfinger Liability, Towers’ Liability, Hull and Cargo Legal Liability and Cost of Removal of Wreck and Cargo (including voluntary or statutory), where applicable, covering the docks and fleets at all Delivery Points utilized by Seller in an amount not less than $10,000,000 per occurrence.
Exceptions to Insurance Requirements per Lease Agreements
Jon Geibel (8/25/05)
Per Lease agreement, Phoenix is to maintain $5,000,000 in Umbrella Coverage; current coverage is $4,000,000
Kenny Vaught(11/4/08)
Per Lease agreement, Phoenix is to maintain $10,000,000 in General Liability Coverage in case of multiple party personal death and injury; current General Liability Coverage is $5,000,000.
Rogers Brothers (7/17/06)
Per Lease agreement, Phoenix is to maintain $10,000,000 in General Liability Coverage in case of multiple party personal death and injury; current General Liability Coverage is $5,000,000.

Schedule 4.24
Relationships with Related Persons
1. Ricky Kirk, a director of PCI, engages in the Surface Mining Business in Eastern Kentucky and West Virginia.

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Schedule 4.27
Customers and Suppliers
1. The applicable Phoenix Entities declared force majeure under all of their coal supply agreements in December 2008. Duke Ohio contested this declaration and proceeded to initiate arbitration. The parties settled the matter in March 2009. There are at present no continuing issues in this regard.
2. Jones Trucking, a former supplier of transportation services for the Phoenix Entities, is requiring the Phoenix Entities to post a letter of credit prior to providing future services to the Phoenix Entities.
3. The applicable Phoenix Entities have experienced quality and quantity issues in connection with the performance of the AT Coal Sales Agreement with Louisville Gas & Electric Company. The applicable Phoenix Entities have experienced quantity issues in connection with the performance of the AT Coal Sales Agreement with Western Kentucky Energy Corp. There are at present no continuing issues with either of these customers, except as provided in Item 4 below on this Schedule 4.27.
4. See Item 2 on Schedule 4.14(d), which is incorporated by reference in this Schedule 4.27.
5. See attached list of customers.

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Schedule 4.27 Top Five Customers Top Five Customers per Year 2008 2007 2006 Western Kentucky Energy X X X Louisville Gas & Electric X X Duke Energy — Kentucky X X Duke Energy-Ohio X Tampa Electric X X X Kentucky Utilities X Renfro Equipment, Inc. X Coal Network, Inc. X Knight Hawk, LLC X

Schedule 6.1
Operation of Business
1. None.

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Schedule 6.12
Designated Post-Closing Obligations
Without limiting any general obligations of the parties pursuant to the Acquisition Agreement to work cooperatively with each other to implement the Acquisition Transaction, the parties shall take or cause to be taken the following specific post-closing actions and fulfill the following specific post-closing obligations in coordination with each other:
     Road Bond
•	Promptly following the Closing and in all events within seven (7) days after the Closing, in order to permit the Remaining Phoenix Entities to obtain the release and return to them following the Closing of the road bond listed on Schedule 2.1(b)(viii), the Buyer will post a substitute bond or other collateral with respect thereto which will enable the Remaining Phoenix Entities to obtain such release and return upon approval of such substituted bond or other collateral.
     Customers
•	Promptly following the Closing Date, notify all Surface Mining Business customers (a) of the Acquisition Transaction and (b) that all payments related to any period after the Closing Date shall be made in accordance with payment and contact information to be designated by the Buyer.

•	Coordinate with the Buyer to provide/download all customer information and all open customer purchase orders for the Surface Mining Business as directed by the Buyer.
     Vendors
•	Promptly following the Closing Date, notify all Surface Mining Business vendors (a) of the Acquisition Transaction and (b) that all invoices related to any period after the Closing Date shall be made in accordance with the contact information to be designated by the Buyer.
     Accounts/Utility/Insurance Transfers
•	As requested by the Buyer, assist with transfer of the following items to the extent permitted and as designated by the Buyer and/or provide information requested by the Buyer to allow the Buyer or the Acquired Company to establish similar arrangements for themselves:
o	Utility accounts at the Cleaton shop and the surface mining sites

o	Surface Mining Business telephone accounts (cell, data, land lines, etc.)

o	Registration of titles to Fixed Assets (as applicable)

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o	Wharfingers liability insurance

o	Workers’ compensation insurance
     Records
•	Maintain the original manual and/or electronic copies of accounting and tax files related to the Surface Mining Business, including but not limited to accounts payable files, for all required statutory periods. Should the Sellers or their Affiliates cease operations or otherwise wish to dispose of the files, the Sellers shall notify the Buyer and arrange for the transfer of these files to the Buyer or as designated by the Buyer, at the expense of the Buyer.
     Payments/Prorations
•	With respect to any utility or other miscellaneous charges relating to the Surface Mining Business for time periods beginning before the Closing Date and ending after the Closing Date that are not expressly allocated between the Parties by the Acquisition Agreement or other agreements between the Parties and are not otherwise allocated by an arrangement mutually acceptable to the Sellers and the Buyer, the Sellers, on the one hand, and the Buyer and the Acquired Company, on the other hand, shall allocate each such charge between themselves on a prorated basis, with the prorated share of the Sellers to be based upon the percentage of the time period to which such charge relates that has expired as of the end of the Closing Date. The Party who receives any such charge directly or via one of its affiliates shall be obligated to calculate the allocation and provide the other Parties with sufficient detail to support the allocation calculations.
     Employees
•	With respect to employees of the Phoenix Entities hired by the Buyer immediately following the Closing, the Sellers shall continue the employment thereof through the close of business on the Closing Date and, in connection with such employment, pay and furnish benefits to (or cause their Affiliates to pay and furnish benefits to) such employees in accordance with their standard payroll and benefit practices. In addition, the Sellers shall pay (or cause their Affiliates to pay) to such employees September production bonuses due them in accordance with the historical practices of the Sellers and their Affiliates.

•	The Sellers shall cause each Phoenix Entity who employed Surface Mining Business employees during 2009 to report the wages of each of its employees on IRS Form W-2 but no Phoenix Entity shall include on any such Form W-2 any of the wages paid by the Acquired Company or its Affiliates following the Closing (which the Buyer shall cause to be separately reported by the Acquired Company or its applicable Affiliates).

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     Post-Closing Action Items Regarding Completion of Pre-Closing Reorganization
•	The Sellers and the Buyer shall comply with the requirements of the attached document titled “Post-Closing Action Items Regarding Completion of Pre-Closing Reorganization.”
•	The consent to assignment of the Non-Competition Agreement dated July 31, 2008 by and among Phoenix Coal Corporation, Stuart K. Renfro and Robin R. Renfro shall not be required to be executed and delivered by the Closing and shall instead be pursued diligently and completed within a reasonable period of time by the Sellers at their expense following the Closing.
     Post-Closing Abatement Matters
•	The abatement matters with respect to Citation #s 13-0027, 13-0029 and 13-0584 shall not be required to be completed by the Closing and shall instead be pursued diligently and completed within a reasonable period of time by the Sellers at their expense following the Closing.
     Post-Closing Governmental Authorizations Matters
•	The Sellers and the Buyer shall comply with the requirements of the Letter Agreement dated September 30, 2009 executed by the Buyer, the Sellers, and the Acquired Phoenix Entities executing thereon.
     AT Technology Assets
•	Notwithstanding anything to the contrary in the Acquisition Agreement, the parties will deal with the AT Technology Assets on a post-Closing basis as provided in the Transition Services Agreement.
     Consents
•	Consents for assignment shall be pursued diligently and secured in a reasonable period of time by the Sellers at their expense following the Closing with respect to the Cooperative Agreement, dated May 27, 2009, by and between the Department of Highways, Transportation Cabinet, Commonwealth of Kentucky and Phoenix Coal Corporation.

•	Consents for assignment shall be pursued diligently by the Sellers at their expense following the Closing with respect to the following agreements:
1.	Coal Supply Agreement, dated September 16, 2009, by and between American Coal Company and Charolais Coal Sales, LLC.

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2.	Strip Coal Mining Lease, dated October 20, 1967, by and between Ayrshire Collieries Corporation and Sentry Royalty Company (assigned to Evergreen Mineral Co., Inc.).

3.	Mineral Lease, dated December 4, 1947, by and between Ayershire Collieries Corporation and Talmage Rogers (assigned to Evergreen Mineral Co., Inc.).

4.	Surface & Coal Lease Agreement, dated July 31, 2004, by and between R&L Winn, Inc. and Tom McDonald Heirs, et al.

5.	Surface Mining Lease Agreement, dated July 31, 2004, by and between R&L Winn, Inc. and Billy & Patsy Kirtley

6.	Coal Mining Lease Agreement, dated July 17, 2006, by and between R&L Winn, Inc. and Martha Rogers Haas, et al.

7.	Coal Mining Lease, dated April 15, 2003, by and between R&L Winn, Inc. and Virginia Avaneil McDonald et al.

8.	Surface Coal Mining Lease/Sublease Agreement, dated August 3, 2006, by and between Gerald A. & Judith Ann Liles, Joseph P. Liles and Renfro Equipment Inc.

9.	Mineral Coal Mining Lease, dated September 13, 2006 by and between Gerald A. & Judith Ann Liles, Joseph P. Liles and Renfro Equipment Inc.

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